UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-08104

Touchstone Funds Group Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

Jill T. McGruder
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code:   800-638-8194

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

September 30, 2020

Annual Report

Touchstone Funds Group Trust

Touchstone Active Bond Fund

Touchstone Anti-Benchmark® International Core Equity Fund

Touchstone Anti-Benchmark® US Core Equity Fund

Touchstone Credit Opportunities II Fund

Touchstone High Yield Fund

Touchstone Impact Bond Fund

Touchstone International ESG Equity Fund

Touchstone Mid Cap Fund

Touchstone Mid Cap Value Fund

Touchstone Sands Capital Select Growth Fund

Touchstone Small Cap Fund

Touchstone Small Cap Value Fund

Touchstone Ultra Short Duration Fixed Income Fund

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Touchstone Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from Touchstone Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on the Touchstone Funds’ website (TouchstoneInvestments.com/Resources), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through Touchstone Funds, visit TouchstoneInvestments.com/Resources/Edelivery or call Touchstone Funds toll-free at 1.800.543.0407. Your election to receive shareholder reports in paper will apply to all Touchstone Funds that you hold through the financial intermediary, or directly with Touchstone.

This report identifies the Funds’ investments on September 30, 2020. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Funds Group Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds for the 12 months ended September 30, 2020.

Trade-related rhetoric between the U.S. and China drove market volatility throughout 2019. However, by the end of calendar year, the U.S.-China trade discussions took a more constructive tone, culminating in an announcement of a Phase One Trade Agreement in early 2020 to reduce some tariff levels. The global economic outlook seemed poised to resume a tenuous, yet modest growth trajectory until progress was upended in the first half of 2020 as COVID-19 swept the globe, bringing with it containment measures resulting in massive shutdowns of economic activity. Following an economic lockdown during most of March and April 2020, U.S. state governors began slowly reopening their economies across the country. Although employment numbers and retail sales figures through the latter portion of the 12-month period rebounded strongly from their March 2020 lows, investor sentiment remains cautious as the stimulus programs put in place during the depths of the outbreak ended with an uncertain outlook for further support. Likewise, the rest of the world navigated a similar reopening process, though with varying paces and policies. China, for example, has seemingly been able to stem the spread of the virus and tended to recover more quickly than the U.S., Brazil and parts of Europe, who have struggled with pockets of outbreaks.

The last 12 months featured a lot of price action that at first glance resulted in little change. As alluded to previously, the S&P 500® Index ended 2019 on a strong note and this continued into January of 2020, but then quickly reversed into a recession-like drawdown. The severe pullback during the first quarter was followed by a strong rebound late in the quarter, which carried into the second and third quarters before stalling in September 2020 to finish with a double-digit gain. Underneath the high-level results, U.S. equity performance varied widely primarily by style with growth equities far outperforming value equities during the 12-month period. U.S. growth stocks were predominately driven by Communication Services, Consumer Discretionary, Information Technology (IT) and Health Care stocks as these underlying companies were least impacted or even benefited from the COVID-19 lockdowns. Conversely, U.S. value equities faced significant headwinds as the sudden drop in economic activity in the first half of 2020 adversely impacted cyclical sectors and value equity-tilted sectors such as Financials, Energy, Materials and Real Estate. Large cap stocks held up better largely due to their ability to weather challenging economic conditions compared to their mid cap and small cap peers. Internet behemoths such as Amazon, Microsoft, Facebook and Netflix drove the strong aforementioned growth equity returns as they benefited from the COVID-19-induced lockdown impacting everyday life and working conditions.

Non-U.S. developed equity markets generally trailed the U.S. over the past 12 months. Japan performed relatively well with slow growth in COVID-19 cases and aggressive stimulus measures while Europe was hit harder by the pandemic. Similar to the U.S., IT and Health Care stocks were among the top contributors in developed markets while Energy and Financials lagged. In emerging markets, equities exhibited the same pattern as the U.S. and developed markets with IT and Asia-Pacific countries who experienced COVID-19 lockdowns earlier in the year, such as China, Taiwan and South Korea, leading the way. As previously described, Asia-Pacific countries experienced an abating COVID-19 virus by the second quarter and were able to reopen their economies earlier than the U.S. and Europe.

Within fixed income, Treasury prices benefited and yields compressed due to U.S. Federal Reserve Board (Fed) actions and a flight to safety during the rapid selloff of risk assets in the first half of 2020. Meanwhile, credit-sensitive sectors saw the strong results of 2019 nearly or completely erased as concerns over potential for rising defaults and technical selling pressures factored into the drawdown. During the first quarter of 2020, spreads across investment grade credit, high yield credit, bank loans and collateralized loan obligations (CLOs) all reached levels not seen since the 2008 Credit Crisis. The Fed stepped in during the volatility to provide liquidity, slashed overnight rates to zero, and provided support for the fixed income markets through new asset purchase programs. The Fed’s actions helped ease the volatility and negative sentiment that appeared in March, as credit spreads narrowed over the six subsequent months for a double-digit gain off the bottom.

Markets such as these reaffirm our belief in the importance of the steady hands of financial professionals, trust in your investment strategy, and awareness of the risks that accompany trying to time the market. Additionally, we believe that environments that are more volatile in fact create more opportunity for active managers to add value, especially those that are Distinctively Active. We greatly value your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Funds Group Trust

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Active Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Active Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund’s portfolio. A disciplined sector allocation process is followed in order to build a broadly diversified portfolio of bonds.

Fund Performance

The Touchstone Active Bond Fund (Class A Shares) outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ending September 30, 2020. The Fund’s total return was 7.91 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 6.98 percent.

Market Environment

During the first three months of the period U.S.-China trade tensions cooled with both sides headed toward an eventual resolution of the dispute. Additionally, tariffs, concern over global growth, inflation consistently below the Fed’s target, and modest but resilient U.S. growth kept a cap on rates providing an accommodative environment in terms of easy financial conditions.

Given this backdrop, the outlook coming into 2020 was optimistic – fundamentals were strong, the consumer was in good shape and spending money, business earnings were healthy and trade negotiations between China and the U.S. were turning a corner. Then the global economy hit an unexpected wall in March 2020, as fears surrounding the COVID-19 pandemic turned into a state of panic, bringing the risk-on bull market to a screeching halt. Economies around the world enacted quarantine measures, issuing shelter in place orders to curb the spread of the virus. This brought activity to a grinding halt – the slowdown reverberated through the global economy. Credit was hit hard as well with the lack of liquidity in the markets intensifying the selloff. Spreads on High Yield and Investment Grade Credit alike hit levels markets had not experienced since 2008. After the market retreat in late March, economic activity rebounded throughout the second and third quarters of 2020. Activity was supported by an increase in consumer spending, strong labor markets and easy financials conditions as a result of monetary policy enacted by the U.S. Federal Reserve Board (Fed) and a historic rally in risk assets. Markets reacted in line with the sharp rebound and the momentum that carried the rally in risk assets continued its torrent pace through August. The rally stalled briefly in September as hopes of another fiscal package that was anticipated by the markets did not come to fruition.

Portfolio Review

The Fund’s overweight spread risk versus the benchmark contributed to returns as spreads retraced a significant amount of the widening that took place in March. The Fund increased spread risk relative to the benchmark in late March and again in mid-April to take advantage of attractive valuations as a result of the sell-off in risk assets, specifically by allocating to High Yield and increasing spread risk within Investment Grade Credit. In the second and third quarters of 2020, markets continued to react to a solid rebound in economic activity due to the massive stimulus programs enacted by the Fed and Congress.

Interest rate management also contributed to performance as we made a number of tactical trades to position the Fund to be short and long duration versus the benchmark. The Fund was positioned to be both over- and underweight the long end of the yield curve at different points in time over the 12-month period, which contributed to returns.

Lastly, strong security selection in Investment Grade Credit and Securitized Assets contributed to returns. Within Investment Grade Credit, the Fund was positioned with overweights to non-defensive sectors, contributing to performance. Within Securitized Assets outperformance was largely driven by spread effects due to the retracement in out of index sectors - Commercial Mortgage-Backed Securities (CMBS), Agency Mortgage-Backed Securities (MBS) and Collateralized Loan Obligations (CLO) - as well as Residential Mortgage-Backed Securities (RMBS) 2.0, which were the top performers in the second and third quarters of 2020.

Outlook

While long-term prospects for a return to pre-COVID-19 levels exist, many near-term risks could provide some turbulence for the remainder of the year. For one, details of additional fiscal stimulus are still being debated and the chances of a package materializing before the November election are becoming slim. The necessity for additional support has been vocalized by Fed Chair Jerome Powell in recent remarks stating the Fed will continue to do its part to support financial markets; however, in order to maintain a sustainable recovery, the economy will need the aid of both monetary and fiscal stimulus. This can be seen through additional transfer payments that are needed in order to maintain consumer spending at its current level as well as ensuring businesses have the means to avoid permanent layoffs. Secondly, COVID-19 continues to linger throughout the U.S., as well as Europe, with some

Management’s Discussion of Fund Performance (Unaudited) (Continued)

areas showing another spike in cases as restrictions continue to ease and schools allow students to return to the classroom. Finally, uncertainty in the upcoming November election could usher volatility back into financial markets, especially in the case of a challenge to the outcome that could result in a drawn out transfer of office.

Even with the uncertainty facing markets in the near term, risk assets continue to offer attractive valuations from a long-term perspective. Non-Treasury sectors remain above median levels from a long-term historical perspective and the risk of defaults has decreased given a return of investor demand for yield and ample liquidity in credit markets. Record corporate profits have also been reported in recent earnings reports as companies have adapted to a changing landscape and lean work force, substantially reducing overhead costs. Certain sectors have shown incredible resiliency in this new world, particularly technology giants that have seen demand for their services increase dramatically in recent months. While some sectors (retail, leisure, airlines, and department stores) will likely feel the pain for months and probably years to come, the drivers of growth in the new economy have thrived.

We believe valuations of rates across the curve generally reflect the improving economic outlook and will remain low for some time given statements issued and policies enacted by the Fed. Risks to lower interest rates come from increased concerns over the global impact of COVID-19 and worse than expected economic data. Risks to higher interest rates include reopening progress and a better than expected rebound and/or a shift in Fed policy.

Our preference within the Securitized sector still rests in high-quality, non-government guaranteed bonds with limited COVID-19 exposure. These areas were greatly impacted given the halt in economic activity and given their focus on consumer related and retail oriented businesses. It is our belief that our preference to higher rated tranches within this sector will not result in permanent losses and will recover – the CARES Act focus on small businesses will be crucial in this regard.

Within Investment Grade Credit, the Fund is positioned to favor lower rated credit for non-cyclical sectors, such as utilities, while selectively adding higher quality names in cyclical sectors such as manufacturing and consumer. The Fund maintained the 15 percent nominal allocation to High Yield as current spreads continue to offer adequate compensation given current risks. The Fund continues to have a modest allocation to U.S. dollar denominated Emerging Markets debt but we will continue to monitor the impact of COVID-19 and how emerging economies are able to contain the virus and maintain sustainable economic growth.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change  in  Value  of  a  $10,000  Investment  in  the  Touchstone  Active  Bond  Fund  - Class  A* and  the  Bloomberg  Barclays  U.S. Aggregate  Bond  Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class Y shares and Institutional Class shares was April 12, 2012. Class Y shares’ and Institutional Class shares’ performance was calculated using the historical performance of Class A shares for the periods prior to April 12, 2012. The returns have been restated for sales loads and fees applicable to Class Y and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Prior to June 30, 2020, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Anti-Benchmark® International Core Equity Fund

Sub-Advised by TOBAM S.A.S.

Investment Philosophy

The Touchstone Anti-Benchmark® International Core Equity Fund seeks capital appreciation. TOBAM’s methodology seeks to enhance the diversification of portfolio holdings to reduce market bias and potentially improve risk-adjusted returns. TOBAM’s process selects individual stocks and their weights in an effort to reduce the correlations between individual holdings. This enables the creation of portfolios that seek to mitigate the inherent concentration risks associated with capitalization-weighted benchmarks. The lower correlations have the potential to provide a differentiated source of value than other methods of diversification. This quantitative approach creates fully invested, long-only portfolios that do not use leverage, and are designed to help guard against structural biases.

Fund Performance

The Touchstone Anti-Benchmark® International Core Equity Fund (Class Y Shares) outperformed its benchmark, the MSCI EAFE Index, for the 12-month period ending September 30, 2020. The Fund’s return was 8.74 percent compared to the 0.49 percent return of the benchmark.

Market Environment

Trade-related rhetoric between the U.S. and China and uncertainty surrounding Brexit drove market volatility throughout 2019. However, by the end of the calendar year, the U.S.-China trade discussions took a more constructive tone and a resounding British election victory by Prime Minister Boris Johnson, a Brexit supporter, provided a clear path for the future of Brexit. The global economic outlook seemed poised to resume a tenuous, yet modest growth trajectory until progress was upended in the first half of 2020 as COVID-19 swept the globe, bringing with it containment measures resulting in massive shutdowns of economic activity. After the downside market correction in the first quarter of 2020, with Financials, Real Estate and Energy being the worst performing sectors over the period, the second and third quarters were marked by a strong recovery. However, European markets and economies lagged significantly behind the U.S. and Japan in 2020. Europe’s perceived inability to get the virus under control is providing a considerable headwind for investors, as is the absence of support from a relative lack of information from the Information Technology and related Communication Services as well as the Consumer Discretionary sectors. In contrast, Japan appears to have the situation under greater control. Both Japan and Switzerland have acted as a safe harbor for investors wishing to diversify away from exposure to both the Euro and the area’s economic uncertainties.

Portfolio Review

During the March 2020 sell-off, the underperformance of the Financials and Industrials sectors created Fund outperformance that continued to persist throughout the second quarter. On the back of the better than expected economic data and “whatever it takes” central bank and fiscal policies, sectors that had been overly punished such as Industrials and Consumer Discretionary, rebounded strongly while Financials remained at a subdued level of performance. In the third quarter, the Health Care and Consumer Staples sectors lagged as the growth stocks related to the pandemic had already been priced in, while investors increasingly focused on industries that had suffered more through the first two quarters and were cheap, relative to long run valuations.

Outlook and Conclusion

TOBAM’s Anti-Benchmark strategy does not forecast but simply seeks to maximize diversification. Thus, it does not include fundamental analysis of individual stocks, countries, sectors, economic environments or factors. No discretionary tactical or strategic asset allocation decisions are made with respect to specific regions, sectors or industries. TOBAM’s investment process consists of seeking to maximize diversification from a bottom-up perspective. Securities are bought or sold in solely relation to their potential relative diversification benefits within the portfolio. A security will be completely sold when it no longer provides the most marginal diversification among all available stocks in the universe, and others purchased when they begin to provide more marginal diversification. TOBAM’s patented Anti-Benchmark approach is designed to avoid explicit and implicit biases in terms of sector, style, market cap and other statistical measures. For this reason, we apply as few constraints as possible and do not rely on any given view or forecast, in order to avoid unwanted systematic exposures. The Fund’s portfolio reflects even risk contributions from all independent effective risk factors in the investment universe, which may include sector and country factors.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Anti-Benchmark® International
Core Equity Fund - Class Y* and the MSCI EAFE Index

*	The chart above represents performance of Class Y shares only, which will vary from the performance of Institutional Class shares based on the difference in fees paid by the shareholders in the different classes. The inception date of the Fund was November 19, 2018. The returns of the index listed above are based on the inception date of the Fund.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Anti-Benchmark® US Core Equity Fund

Sub-Advised by TOBAM S.A.S.

Investment Philosophy

The Touchstone Anti-Benchmark® U.S. Core Equity Fund seeks capital appreciation. TOBAM’s methodology seeks to enhance the diversification of portfolio holdings to reduce market bias and potentially improve risk-adjusted returns. TOBAM’s process selects individual stocks and their weights in an effort to reduce the correlations between individual holdings. This enables the creation of portfolios that seek to mitigate the inherent concentration risks associated with capitalization-weighted benchmarks. The lower correlations have the potential to provide a differentiated source of value than other methods of diversification. This quantitative approach creates fully invested, long-only portfolios that do not use leverage, and are designed to help guard against structural biases.

Fund Performance

The Touchstone Anti-Benchmark® U.S. Core Equity Fund (Class Y Shares) underperformed its benchmark, the Russell 1000® Index, for the 12-month period ending September 30, 2020. The Fund’s return was 14.63 percent compared to the 16.01 percent return of the benchmark.

Market Environment

Trade-related rhetoric between the U.S. and China drove market volatility throughout 2019. However, by the end of calendar year, the U.S.-China trade discussions took a more constructive tone, culminating in an announcement of a Phase One Trade Agreement in early 2020 to reduce some tariff levels. The global economic outlook seemed poised to resume a tenuous, yet modest growth trajectory until progress was upended in the first half of 2020 as COVID-19 swept the globe, bringing with it containment measures resulting in massive shutdowns of economic activity. After the downside market correction in the first quarter of 2020, with Financials, Industrials and Energy being the worst performing sectors over the period, the second and third quarters were marked by one of the steepest market recoveries observed in the history of the U.S. market. This strong rebound fueled and fired by a dovish U.S. Federal Reserve Board (Fed) and extensive fiscal spending packages, was to a large extent, led by the Information Technology and Consumer Discretionary stocks and more specifically the top five mega caps – Apple Inc., Amazon.com, Inc., Microsoft Corporation, Alphabet Inc. and Facebook, Inc. – that currently represent 20 percent of the market cap of the Russell 1000 Index. The top five-mega caps accounted for nearly all of the benchmark’s performance year to date and this contributed to an even higher market concentration in the U.S. market cap weighted indices.

In September 2020, investor uncertainty increased as a clear upward trend of new COVID-19 cases caused further full, or partial, lock down of restaurants, shops and public life. This puts the U.S. economy at further risk of a possible recession. Interestingly, the last few weeks of the quarter saw a significant downside correction, with the mega caps suffering more than the broader market. Investors have become weary of mega cap growth stocks and are cautious that an economic recovery might not be as strong as initially expected.

Portfolio Review

Over the period, one could have expected that given the evolution of the Information Technology and Communication Services sector along with the high market concentration of the Anti-Benchmark® U.S. Core Equity strategy, the Fund should have underperformed by a wider margin. The underperformance of the Financials, Energy and Industrials sectors, coupled with a high asset return dispersion, contributed to Fund outperformance in the first quarter of 2020. The third quarter of 2020 however saw two different market regimes: first, a further concentration into the mega caps, which generated an outperformance for the benchmark over the first two months of the quarter. Then, an increase in dispersion and uncertainty, which detracted from the benchmark’s relative performance for the quarter.

Outlook and Conclusion

TOBAM’s Anti-Benchmark® strategy does not forecast but simply seeks to maximize diversification. Thus, it does not include fundamental analysis of individual stocks, countries, sectors, economic environments or factors. No discretionary tactical or strategic asset allocation decisions are made with respect to specific regions, sectors or industries. TOBAM’s investment process consists of seeking to maximize diversification from a bottom-up perspective. Securities are bought or sold in solely relation to their potential relative diversification benefits within the portfolio. A security will be completely sold when it no longer provides the most marginal diversification among all available stocks in the universe, and others purchased when they begin to provide more marginal diversification. TOBAM’s patented Anti-Benchmark® approach is designed to avoid explicit and implicit biases in terms of sector, style, market cap and other statistical measures. For this reason, we apply as few constraints as possible and do not rely on any given view or

Management’s Discussion of Fund Performance (Unaudited) (Continued)

forecast, in order to avoid unwanted systematic exposures. The Fund’s portfolio reflects even risk contributions from all independent effective risk factors in the investment universe, which may include sector and country factors.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Anti-Benchmark® US Core Equity Fund - Class Y*and the Russell 1000® Index

*	The chart above represents performance of Class Y shares only, which will vary from the performance of Institutional Class shares based on the difference in fees paid by the shareholders in the different classes. The inception date of the Fund was November 19, 2018. The returns of the index listed above are based on the inception date of the Fund.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Credit Opportunities II Fund

Sub-Advised by Ares Capital Management II LLC

Investment Philosophy

The Touchstone Credit Opportunities II Fund seeks absolute total return, primarily from income and capital appreciation. The Touchstone Credit Opportunities II Fund employs a flexible investment approach by allocating assets among core investments and opportunistic investments as market conditions change. It invests in several broad investment categories, including high yield bonds, bank loans, special situations, structured credit and hedges.

Fund Performance

The Touchstone Credit Opportunities II Fund (Class A Shares) underperformed its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, for the 12-month period ended September 30, 2020. The Fund’s total return was -0.29 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 1.10 percent.

Market Environment

Following a positive fourth quarter in 2019, global capital markets experienced unprecedented volatility in 2020 because of the COVID-19 pandemic and its impact on the economy. Investor sentiment plunged in a dramatic manner in March as the impacts of the pandemic magnified and were further exacerbated by the onset of the Saudi-Russian oil price war. During this time default expectations increased and credit spreads rose to levels last seen during the Global Financial Crisis. Starting in late March, investor sentiment was boosted by unprecedented levels of financial stimulus being pumped into the economy and the expansion of eligibility of the U.S. Federal Reserve Board’s (Fed) credit facilities.

Credit markets rallied significantly since the drawdown in March. Despite the rally, high yield volatility occurred during the period. While inside the post-crisis median in both markets, yields appeared attractive compared to investment grade corporates. Spreads closed the period above their respective post-crisis medians, creating an interesting dynamic for active managers when combined with yield levels.

Portfolio Review

The Fund received positive contributions from High Yield bonds, Bank Loans, and Special Situations during the period, with hedges and structured credit detracting from absolute returns. Returns were negatively impacted by capital markets volatility, which unfolded during the first quarter of 2020, particularly within the Fund’s Structured Credit allocation and exposure to the Energy sector.

Outlook

Credit markets have been strong thus far in the fourth quarter despite a myriad of bearish headlines: election uncertainty in the U.S, a first wave of COVID-19 cases in the White House, a second wave in Europe, and finally, President Trump’s conflicting statements around additional fiscal stimulus. Loan and High Yield Bond spreads in the U.S. and Europe entered the month above their respective post-crisis medians, which we believe suggests an attractive opportunity exists, though much uncertainty remains around the economy and the U.S. elections. While many agree additional fiscal stimulus is needed in the U.S., there is much debate regarding the size and allocation of funds, pushing out the timeline of when and if a bill will be passed. Though default rates remain focused in the energy and retail sectors, and continue to trend lower, uncertainty around reopening plans suggests other industries may be vulnerable in the near term. In addition, loan documentation has started to revert to pre-pandemic standards, another potential landmine for inexperienced or pure beta investors. While this may be a lot to digest we would also note these factors, for the most part, impact capital markets overall, and that income-oriented alternatives such as Investment Grade Corporates and Sovereigns continue to yield below 3 percent and 1 percent, respectively. Overall, we believe these factors underscore the importance of active management and an allocation to leveraged credit within a balanced portfolio. In the near-term, we expect to actively rotate exposures, take advantage of pockets of volatility and continue to focus on mistake avoidance, particularly around the upcoming earnings season. We believe the macro backdrop favors experienced managers with collaborative platforms and will continue to utilize the power of our platform to manage the Fund.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Credit Opportunities II Fund - Class A* and the ICE B of A Merrill Lynch 3-Month U.S. Treasury Bill Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of the Fund was August 31, 2015. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Prior to June 30, 2020, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone High Yield Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone High Yield Fund seeks a high level of income. Capital appreciation is a secondary consideration. The Fund primarily invests in non-investment-grade securities.

Fund Performance

The Touchstone High Yield Fund (Class A Shares) underperformed its benchmark, ICE BofA Merrill Lynch High Yield Cash Pay Index, for the 12-month period ended September 30, 2020. The Fund’s total return was -0.13 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 2.35 percent.

Market Environment

The previous 12-month period has been one of the most volatile in financial history. From September 2019 through February 2020, risk assets on the whole performed well, with spreads tightening in High Yield and equities reaching their highs. The U.S. Federal Reserve Board (Fed) cut rates early in the fourth quarter of 2019, and then paused its positioning in December 2019 awaiting further economic data and developments.

Initial COVID-19 news in early 2020, such as the January 23 shutdown of the city of Wuhan in China, caused a brief hiccup in this rally. However, by February 20 the weight of the global spread of the virus, particularly in Italy and Iran, reached a tipping point that precipitated a historic sell-off in risk assets. Within High Yield, BB- and B-rated bonds widened in a breathtakingly short timeframe. The 10-Year U.S. Treasury yield spread tightened. All ratings categories reached recessionary levels. Outliers in the quarter were concentrated in Energy and sectors which were either most or least directly impacted by COVID-19.

In March 2020, the Fed initiated a surprise intra-meeting rate cut of 0.50 percent after a Group of Seven (G7) central bank meeting. A further 1 percent rate cut followed soon thereafter. In addition, a series of programs were launched to stabilize fixed income markets including commercial paper, money markets, investment grade credit and fallen angels.(1)This level of support, the coordination of monetary and fiscal policy, was unprecedented and unleashed a recovery in risk assets that was as equally swift as their declines. Uncertainty surrounding the COVID-19 pandemic resulted in historic daily moves across markets that were eventually quelled as the response out of the Fed and the U.S. government took hold.

From a sector perspective, Energy markets continued to be volatile. West Texas Instrument (WTI), a specific grade of crude oil, spent the first half of the period between $50-$60 a barrel before dipping in early 2020 and bottoming at negative levels in April. Oil recovered beginning in May and has steadily been around $40 a barrel since June. The Energy space has led the increase in defaults and continues to be the worst performing sector within the High Yield market. The composition of the Energy sector has changed significantly as it has also led the way in fallen angels. Finally, the Consumer Services, Gaming, Leisure, Entertainment and Airlines were among sectors within the High Yield market that lagged due to headwinds related to the COVID-19 pandemic.

Portfolio Review

Overall, sector allocation posted negative returns for the 12-month period. A significant overweight to Electric Utilities and to Homebuilders were contributors as these sectors are higher quality and performed consistently through the previous 12-month volatile environment. A meaningful underweight to Aerospace was also a contributor as the sector had several highly leveraged and low-rated names that were directly impacted by the pandemic and the subsequent decline in Airline/Aerospace spending. Sector positioning within the Energy space (Oil Field Services, Midstream, and Independent Energy) detracted from performance as the Fund’s portfolio became significantly underweight to the sectors during the downgrade cycle, when a meaningful level of fallen angels came into the index and immediately began recovering in price.

Security selection contributed to performance. Positioning within Energy was mixed and produced many of the top and bottom individual contributors as the sector experienced significant volatility, and led defaults over the last 12 months. Defaults or distressed exchanges at Transocean, Valaris plc, Noble Corporation plc, and Whiting Petroleum Corporation were all additive while defaults at Unit Corp, Chesapeake Energy Corporation, and FTS International, Inc. detracted. An overweight position in Sprint Corporation contributed as the merger with T-Mobile was consummated. Default rates increased materially over the last 12 months as the economic shutdown rippled through companies and capital structures. Outside of Energy, the default of Intelsat Corporation was a contributor to performance while an overweight position in Hertz Corporation detracted.

(1) Investment grade bonds that have been downgraded to below-investment grade.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Outlook and Conclusion

The investment outlook remains positive and cautious. The speed with which the economy ground to a halt and the subsequent move in risk assets from recessionary levels to recovery was unprecedented. There are a handful of large factors that we know about this cycle that have helped us develop our current outlook and positioning. We know that we have seen an enormous decline in gross domestic product (GDP) and the beginnings of a subsequent recovery. The Fed has provided unprecedented stimulus to the economy, financial conditions and risk assets while the federal government passed stimulus for individuals, households, and businesses. Default rates stand at 6-7 percent, and while we believe they are likely to peak above 10 percent, the pace of defaults is slowing as the economy heals. Finally, high yield spreads hit a wide of 1,100 basis points in March, which we believe is the largest for this cycle. All of these factors lead us to believe that we are in the “repair” stage of the credit cycle and should expect spreads to generally improve as companies recover from the recession, financial metrics improve and weak companies default and restructure. This outlook is balanced by a few factors that make this recovery uncertain. Foremost, the COVID-19 virus continues to spread and there remain several portions of the economy that do not have the opportunity to recover under the current circumstances. Vaccines and treatments are under development; however, the outcomes remain uncertain. The market has continued to show its resiliency as business models shift and adjust; however, with unemployment at high levels and a large portion of the economy (especially Services and Retail related segments) operating at sub-optimum levels, we believe that the pace of the recovery remains uncertain. Currently, our economic expectations are for the economy to return to 2019 levels by the end of 2021; the implication to that is there are several sectors that are recovering and growing in the current environment and there will still be several sectors by 2021 that have yet to recover.

At this stage, we believe the greatest opportunities for the Fund will come through credit selection. We seek to hold companies that have the ability and liquidity to withstand the volatility of the recovery and beyond. Aggregate yield levels remain low due to interest rates; however, we believe B-rated securities, in particular, look to be a good value at this stage of the cycle as a way to maximize income while limiting defaults. We remain cautious on CCC-rated securities as the market continues to shun default risk and illiquidity. The magnitude of this default cycle has yet to be determined as it will depend upon when the sectors hit hardest by this downturn (Airlines, Lodging, Restaurants, Retail, etc.) are able to generate enough revenue and margin to cover their expenses. The Fund remains underweight to these sectors, or holding higher quality positions, as we think current spreads and levels do not adequately compensate for an uncertain recovery, and potential lack of liquidity for the companies that may run into balance sheet problems. The Fund has increased its positioning within Energy as fallen angels and defaults have meaningfully changed the composition of the sector. Oil has recovered and stabilized at $40 a barrel, a level that is supportive of many higher quality credits that are now in High Yield. Many lower rated and lower quality companies remain at risk of default as liquidity for many Energy names remains thin.

Headwinds to our outlook would primarily be related to the pace and magnitude of the financial recovery. While the Fed has been extremely supportive of financial markets and financial conditions, a sustainable recovery needs to be predicated on consistent GDP growth. Large questions remain on how long it will take for the economy to recover to the levels of 2019, as well as when a treatment/vaccine for COVID-19 will be available to large portions of the population. We have seen structural shifts in the economy in response to the pandemic. The permanency of those shifts (employment, work from home, leisure activities, and how money is spent) has yet to be seen and the effects of those changes remain unknown. The High Yield market has experienced a significant level of repair in most of its sectors/categories. A large decline in growth or an external shock that causes a tightening of financial conditions or liquidity would also be potentially negative as the recovery remains fragile.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone High Yield Fund - Class A* and

the ICE BofA Merrill Lynch High Yield Cash Pay Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares was January 27, 2012. Institutional Class shares’ performance was calculated using the historical performance of Class A shares for the periods prior to January 27, 2012. The returns have been restated for sales loads and fees applicable to Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Prior to June 30, 2020, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

ICE BofA Merrill Lynch High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Impact Bond Fund

Sub-Advised by EARNEST Partners LLC

Investment Philosophy

The Touchstone Impact Bond Fund seeks current income. Capital appreciation is a secondary goal. The Fund invests primarily in fixed income securities or sectors that are considered undervalued for their risk characteristics.

Fund Performance

The Touchstone Impact Bond Fund (Class A Shares) underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ending September 30, 2020. The Fund’s total return was 5.46 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 6.98 percent.

Market Environment

The macroeconomic environment has changed drastically over the 12 months ending September 30, 2020. Entering the fourth quarter of 2019, the biggest investment risk on most peoples’ radar was the type of trade deal that could be accomplished with China. What was ultimately passed was considered the Phase One Trade Agreement, meant to be a building block for a more substantial deal. It would be difficult to succinctly describe the economic data of the last twelve months. Possibly the easiest is to consider the unemployment figures. The unemployment rate began the fiscal year at 3.5 percent. It peaked at 14.7 percent in April, and finished at 7.9 percent in September. The labor force participation rate fell to 61.4 percent, the lowest it has been since 1977. Over 68 million initial jobless claims have been filed during this period.

Away from the devastating economic impact COVID-19 has had, the other most tangible outcome it has caused is an aggressive fiscal and monetary response. Fiscal policies provided relief to small businesses, households and corporations alike. The U.S. Federal Reserve Board (Fed) unleashed a new round of quantitative easing, lowered interest rates and created a complex of liquidity facilities designed to settle the extreme volatility experienced in financial markets. To fund this the U.S. Treasury has issued vast amounts of debt. The federal deficit is now expected to approach $4 trillion for this fiscal year ending in September; the assets on the Fed’s balance sheet grew to over $7 trillion, nearly double where it stood last August. While the Fed’s actions calmed financial markets, fiscal stimulus measures have run out with no new deal in sight. While some of the economic figures have turned better, many believe these advances represent the initial easy gains one would expect to recuperate after a fall.

The Fed shifted not just a policy but also its overall monetary framework. In August, it stated it would no longer view a hypothetical figure of maximum employment as a proxy for inflation risk. Instead, it will consider the actual materialization of inflation as an indicator that employment is truly full. In this way, and in other more explicit ways, the Fed communicated its intention to keep interest rates at low levels for several years. It is important to definitively state that the Fed does not have a magic crystal ball to see around the bend. The central bank will be at the wheel and change its course based on the temperature of the economy. No less, it demonstrated a soured outlook on the economy, and its intent is to keep interest rates low until a significant recovery is underway.

While stable for most of the fourth quarter of 2019, interest rates fell hard and fast during the first quarter of 2020. While they have given some of this decline back in recent months, overall rates are down considerably. As a proxy, the yield on the 10-year U.S. Treasury started the trailing 12-months at 1.66 percent and finished the period at 0.68 percent.

Though spread products outperformed matched duration U.S. Treasuries in three of the last four quarters, trailing 12-month results were due primarily to the large underperformance of spread products during the first quarter of 2020 with higher quality bonds performing best during the fiscal year.

As the most economically sensitive sector, U.S. Credit was the weakest during the period. Agency Single-Family Mortgage-Backed Securities (MBS) was one of the strongest performing spread sectors, as investors sought the securities due to their high quality and superbly liquid markets. Other high-quality sectors, such as Agency Multi-Family and U.S. Agencies, performed roughly in-line with matched duration U.S. Treasuries.

Portfolio Review

Due to the Fund’s overweight to spread products, any macro-economic events that shift the demand profile for these products will likely affect the Fund’s relative returns. With risk sentiment downshifting during the last 12-months, a headwind was created. While sector allocations acted as headwinds to the Fund during the period, security selection within the sectors broadly benefited the portfolio. Security selection within U.S. Agencies and Agency Multi-Family MBS in particular helped offset some of the weakness due to overall sector performance. The Fund’s preference for secured and generally higher quality corporate bonds also benefited the Fund. However, much of this benefit was eliminated by the large underperformance of a handful of airline enhanced equipment trust certificate (EETC) bonds held by the Fund.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

The Fund does not make any active interest rate bets and, accordingly, its effective duration was approximately matched to that of the benchmark at the end of the period. By approximately matching the benchmark’s duration, the Fund’s interest rate risk is effectively equal to that of the benchmark over time. Furthermore, while changes in the yield curve can impact total returns, the Fund attempts to remain approximately curve neutral. Changes in interest rates had little impact on the Fund’s relative performance during the period.

Outlook

The pace of the economic recovery remains at the center of the fundamental backdrop. Though economic data has been better than expected, recent gains have already slowed and the expectation of a rapid “V-shaped” recovery has largely dwindled. The decline in the recovery outlook has been highly correlated with the government’s inability to strike another stimulus deal. While an 11th hour compromise is still an outside possibility, financial markets have largely shifted their expectations where a new deal is not passed until a new government is seated next year. While uncertainty appears to be at a premium, so are the prices and risks of U.S. Credit. This does not mean that all credit is doomed to underperform and pockets of value exist. However, the generally tight credit spreads contrasted with the high levels of economic uncertainty represent one of the bigger challenges for the Fund and markets broadly. We believe this challenge is best managed by having a targeted fundamental approach to picking credit investments, and not investing in broad market exposures.

This uncertain environment has led the Fed to make it painstakingly clear that it has no intention of raising interest rates unless the economic recovery is well underway and creating an inflationary environment. This has created several opportunities. Investors may continue to seek additional spread of U.S. Agency debt to avoid the low yields provided by U.S. Treasuries. In addition to the general attractiveness of spread sectors, the interest rate environment has caused prepayments on Agency Single-Family MBS to run at lightning speed. Involuntary prepayments accelerated in-line with the strained economy. Voluntary prepayments remained elevated due to attractive refinancing opportunities. With the Fed signaling that rates will remain low and the mortgage origination market’s margins having ample room to narrow, the prospect of fast prepayments remaining in place has become a general expectation. These forces have caused the sector to underperform. The Fund’s material underweight to the sector has provided an opportunity to find a bottom-up theme in the sector. As such, we have found ways to navigate some of the prepayment risks within the sector which we think are ultimately constructive.

Government support for small businesses has translated into an environment of low prepay speeds. While we think this is unlikely to continue, it has also provided an opportunity to focus new investments in the space on lower premium paper. A similar situation has taken place with Agency Multi-Family MBS. Despite the rate environment, prepayments have remained subdued due to the combination of prepayment restrictions and lending standards. We are positive about the Fund’s positioning for a variety of reasons. First, as investors balance their preferences for yield and risk, we think having a portfolio which performs strongest during a flight to quality is compelling.

We also believe that the risk management of the Fund positioning is important. The additional spread that is built into the portfolio does not come at the cost of lower overall quality. We believe that the Agency Multi-Family MBS held by the portfolio are well structured securities, backed by strong underwriting. The Fund’s overweight to this type of structure is used to complement the structure of Agency Single-Family MBS. In a low-rate, potentially volatile environment, having a portfolio of high-quality bonds can create the positioning to handle events with less disruption. Being a good shock absorber is often an important goal of fixed income investments.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Impact Bond Fund - Class A* and the Bloomberg Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class C shares and Institutional Class shares was August 1, 2011. Class C shares’ and Institutional Class shares’ performance was calculated using the historical performance of Class Y shares for the periods prior to August 1, 2011. The returns have been restated for sales loads and fees applicable to Class C and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Prior to June 30, 2020, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone International ESG Equity Fund

Sub-Advised by Rockefeller & Co. LLC

Investment Philosophy

The Touchstone International ESG Equity Fund seeks long-term growth of capital. The Fund primarily invests in equity securities of non-U.S. companies and generally focuses on larger, more established companies. The Fund selects investments based on an evaluation of a company’s sustainability and impact practices which considers environmental, social and governance (ESG) impacts and risks of a company, how well the company manages these impacts and risks and ascertains the company’s willingness and ability to take a leadership position in implementing best practices.

Fund Performance

The Touchstone International ESG Equity Fund (Class A Shares) outperformed its benchmark, the MSCI All Country World ex-USA Index, for the 12-month period ended September 30, 2020.The Fund’s total return was 7.93 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 3.00 percent.

Market Environment

Global equities, as measured by the MSCI All Country World Index, generated a modest, positive return during the 12-month period ended September 30, 2020. Global equities posted strong gains during the fourth quarter of 2019, but performance was primarily driven by multiple expansion as opposed to earnings growth. There was also a significant bifurcation in the markets as stocks characterized as growth outperformed, while cyclical value stocks were overlooked by the market. However, a global pandemic in the early part of 2020 led to a sharp, deep sell-off. While the pandemic had a negative impact on equity markets, it also unleashed significant levels of fiscal and monetary stimulus. This led to a sharp rebound in global equity markets, but negatively impacted interest rate sensitive financials and traditional energy companies. Factors such as growth continued their relative outperformance over value, while international markets also lagged U.S. markets. However, companies with long-term secular growth opportunities, particularly those tied to renewable energy, performed well.

Portfolio Review

The Fund’s outperformance during the period was largely driven by strong stock selection in the Industrials, Real Estate and Communication Services sectors. The Fund’s sector allocation, particularly its underweight to the underperforming Energy and Financials sectors, also contributed to outperformance.

On a regional basis, Europe was the strongest contributor to relative performance for the period, as we took advantage of the heightened volatility to initiate positions in European companies where we believed valuations were attractive relative to business prospects. Companies such as Deutsche Post AG (Industrials sector) benefited from heightened e-commerce demand due to the pandemic. Banks detracted from relative performance, due to the low interest rate environment and heightened credit costs related to the economic downturn.

We made several changes to the Fund’s portfolio during the 12-month period. In early 2020 we exited positions that typically exhibit higher levels of economic cyclicality or positions in those industries that we believed would be negatively impacted by the pandemic. These include Royal Caribbean Cruises Ltd (Consumer Discretionary sector), and other European financial holdings. We added positions which tend to exhibit less economic cyclicality such as Intact Financial Corp. (Financials sector), a Canadian property and casualty insurance company. We also exited Total SA (Energy sector) on concern that traditional oil companies will continue to be challenged given regulatory pressures. We believe these regulatory pressures, however, should benefit renewable energy companies, to which we initiated several positions including Vestas Wind Systems A/S (Energy sector), a Danish manufacturer of wind turbines.

Outlook

The epic equity rally from April through August 2020 was driven by positive catalysts including exceedingly loose monetary policy, massive fiscal spending, a V-shaped recovery, and progress in therapeutics and vaccines. By now many of these catalysts are in the rearview mirror. The U.S. Federal Reserve Board (Fed) has fired most of its bullets and is urging more fiscal stimulus. Unfortunately, partisan politics has so far failed to deliver on the phase 4 stimulus bill. Rising daily, new COVID-19 cases could also slow the economic recovery. While corporate earnings for the third quarter may surprise on the upside, forward guidance might be cautious if the recovery loses momentum. We still expect good news on the vaccine front, but it will take time to get much of the population vaccinated to create herd immunity. We suspect the upcoming U.S. general election will be the main driver of performance in the fourth quarter, especially at the sector level with the candidates presenting starkly different policies and priorities. As we look further down the road, we believe value and non-U.S. stocks are likely to be the new market leaders as a more sustained cyclical recovery takes hold.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

While we have shifted the Fund’s portfolio slightly away from more economically cyclical stocks to those less economically cyclical, we are optimistic about the opportunity given portfolio positioning. We look to invest in companies where we believe there is lower risk of structural impairment and that have the potential to come out of the pandemic stronger.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone International ESG Equity Fund - Class A* and the MSCI All Country World Ex-USA Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares was August 23, 2019. Institutional Class shares’ performance was calculated using the historical performance of Class A shares for the periods prior to August 23, 2019. The returns have been restated for sales loads and fees applicable to Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

MSCI All Country World Ex-USA Index is an unmanaged capitalization-weighted index composed of companies representative of both developed and emerging markets, excluding the USA.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Fund

Sub-Advised by The London Company

Investment Philosophy

The Touchstone Mid Cap Fund seeks long-term capital growth by investing primarily in common stocks of mid-cap U.S.-listed companies. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings-to-enterprise value ratio, and free cash flow yield. Its goal is to purchase financially stable companies that are believed to consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented managements and are trading at a discount to their respective private market values.

Fund Performance

The Touchstone Mid Cap Fund (Class A Shares) underperformed its benchmark, the Russell Midcap® Index, for the 12-month period ended September 30, 2020. The Fund’s total return was 3.32 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 4.55 percent.

Market Environment

The emergence of, and global response to, the COVID-19 pandemic dominated the period. After a strong final quarter of 2019, the market sold off in the first quarter of 2020 as the severity of the impact of the pandemic became apparent. The market rebounded in the second quarter and the strength continued into the third quarter as the Government responded with strong monetary and fiscal stimulus and businesses adapted to the new environment.

Large-cap growth stocks, especially the so-called FAANG stocks, contributed most to the performance of the Russell 1000® Growth Index. Conversely, the Russell 1000® Value Index was down during the period. The small and mid-cap indices did not fare as well as their large cap brethren. Growth significantly outperformed Value across the market cap spectrum. Information Technology, Health Care, and Communication Services sectors generally led while Energy, Real Estate, Financials and Utilities sectors lagged accordingly.

Portfolio Review

During the 12-month period, the Fund’s sector allocation contributed to performance, but was offset by stock selection. At the sector level, an underweight to the Energy, Real Estate, and Utilities sectors had a positive impact on relative performance, partially offset by the negative impact of an underweight to Health Care.

Among the individual stocks that contributed to Fund performance were Skyworks Solutions Inc., Entegris Inc., Black Knight Inc., Citrix Systems Inc. (all from the Information Technology sector), and Old Dominion Freight Line Inc. (Industrials sector). Skyworks’ contribution was driven by strong earnings results reported early in 2020. The stock also had positive momentum as evidence mounted that the 5G wireless cycle is continuing and perhaps building strength. Further evidence that Apple Inc., Skywork’s largest customer, is continuing with its plans to build a 5G phone helped build sentiment. Despite some industry headwinds earlier in the year, Entegris continues to gain share in its specialty chemical consumable business. These results have translated into higher returns throughout the year. We believe long-term growth drivers around advanced nodes, higher materials per wafer and higher purity requirements should add to further gain. Over the last few years, Entegris has drastically increased its size and scale while becoming one of the most diversified players in the semi-materials industry. We remain attracted to the industry’s high barriers to entry, limited competitors, and high switching costs. Old Dominion Freight Line was up 43 percent in 2020 on continued strength of execution. Management quickly reduced its variable costs early in the pandemic while maintaining its focus on providing “best-in-class” service to its customers. Management discipline has allowed it to steadily increase margins over the past several years. Citrix Systems has been a major beneficiary of the work-from-home situation required by the COVID-19 outbreak as its software products allow workers to securely access applications from almost anywhere. As such, in the early stages of the COVID-19 outbreak in the first quarter, the stock performed well. However, as the economy moved toward reopening and workers returning to the office, the stock generated positive absolute performance but lagged on a relative basis during the second quarter. Black Knight reported solid numbers in the first half of 2020 on both the top and bottom lines. Results were helped by the massive surge in mortgage refinance volumes, though partially offset by reduced foreclosure volumes (government mandated foreclosure moratorium). Even during the pandemic, Black Knight continues to win new conversions even after the large PennyMac Loan Services deconversion last year.

Among the individual stocks that detracted from performance were M&T Bank Corp. and Alleghany Corp. (both Financials sector), Armstrong World Industries Inc. (Industrials sector), NewMarket Corp. (Materials sector), and Store Capital Corp. (Real Estate sector). M&T Bank has underperformed this year, hit by low interest rates and concerns on credit. Interest rates are low and expected to stay low, potentially pressuring net interest income for the foreseeable future. There is also concern about worsening credit, particularly for the hospitality portfolio, as many borrowers remain heavily impacted by COVID-19 measures. Armstrong World Industries

Management’s Discussion of Fund Performance (Unaudited) (Continued)

had a rough second quarter, as mandatory government shutdowns in its top seven markets disproportionately hurt sales and margins. As a result, management issued second half of 2020 guidance below consensus. Unlike the rest of the market, Alleghany and the other property & casualty insurers did not experience a continued rebound during the third quarter. The return to zero interest rate policy as well as the business interruption claim overhang weigh on the industry. NewMarket lagged the market all year. The stock underperformed due to the company’s nearly 100 percent exposure to the automotive industry and miles driven by motor vehicles, which is currently weak due to COVID-19. The company’s second quarter earnings report was weaker than expected, as management highlighted that the global transportation market came to a near halt during the early parts of the second quarter, which greatly affected the consumption of its products. Retail-focused REIT, Store Capital declined early in the year as concern around rent collection due to the pandemic hurt the stock. Since then, the stock has rallied off its lows as rent collections have improved and economic activity has picked up, particularly in middle America. Store has been able to maintain its dividend and has resumed investment activity.

The Fund initiated new positions in Black Knight Inc. (Information Technology sector), Cincinnati Financial Corp. (Financials sector), and Steris PLC (Health Care sector). Black Knight is the industry leader in mortgage servicing, with approximately 60 percent market share on first liens and 19 percent on second liens. In our view, mortgage servicing is the vast majority of total Black Knight profits, but it also has an origination business and data and analytics segment. Mortgage servicing is a great recurring revenue business because it is the stock of mortgages outstanding that they get paid on, not the volume of originations. The business is characterized by highly recurring revenue and high returns on capital. We have seen insider buying of Black Knight over the past year. Cincinnati Financial is a leading provider of property and casualty insurance across the United States. We believe a history of conservative underwriting and a strong balance sheet with cash and investments exceeding debt and policy liabilities should lead to solid downside protection in the future. The stock is down in 2020 as investors fear the company will have to make large payments for business interruption insurance. We believe these fears are overblown and don’t expect a material charge to the company from any future payments related to business interruption cases. The controversy is around whether or not the virus could trigger a liability. The company claims it won’t have to pay without any physical damage to property. There will certainly be cases filed and we will have to see how the courts rule. Separately, the company has greater equity exposure in its reserves versus other insurance companies and the recent rally in the market could offset any lost book value from business interruption cases. Finally, pricing across the company’s products has shown recent improvement, which is a good sign for future earnings. Steris is a provider of equipment, consumables, and services to hospitals, medical device manufacturers, and pharmaceutical manufacturers. Steris is the market leader in the U.S. in sterilization equipment for hospitals and contract sterilization for medical device original equipment manufacturers. We view Steris as a solid mid-single digit revenue growth story, underpinned by secular tailwinds from aging population and growth of procedures. Margins could expand and the company has historically done a good job converting adjusted net income to cash flow.

The Fund exited its positions in Paychex Inc., Penske Automotive Group Inc., and T. Rowe Price Group Inc.

Outlook

Looking ahead, we are encouraged by the improvement in the economic data, but risks remain. In the near term, the U.S. economy faces the dual risks of a spike in the virus across parts of the country potentially leading to delayed openings or business closings, and reduced unemployment benefits possibly limiting consumer income and consumer spending. In that environment, we anticipate significant volatility. Longer term, we remain optimistic about the prospects for the U.S. economy.

The companies that the Fund holds seek higher returns on capital with stronger balance sheets relative to their peers. We believe the Fund provides the opportunity to own a group of competitively advantaged businesses (judged by return on capital), with stronger balance sheets lower net debt earnings before earnings, interest, taxes, depreciation and amortization (EBITDA) at a valuation that is slightly more than the market. Typically, a higher quality portfolio of companies will trade at a premium to the market.

We believe the quality of the Fund’s portfolio positions it well for the next few years, even if the market trades modestly higher.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap Fund - Class A* and the Russell Midcap® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class Z shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares was January 27, 2012. Institutional Class shares’ performance was calculated using the historical performance of Class Y shares for the periods prior to January 27, 2012. The returns have been restated for sales loads and fees applicable to Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class Z shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Value Fund

Sub-Advised by LMCG Investments, LLC

Investment Philosophy

The Touchstone Mid Cap Value Fund seeks capital appreciation by investing primarily in common stocks of medium capitalization companies. The Fund seeks to identify companies believed to be selling at a discount to their intrinsic value.

Fund Performance

The Touchstone Mid Cap Value Fund (Class A Shares) outperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period ended September 30, 2020, although both posted negative returns. The Fund’s total return was -6.20 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was -7.30 percent.

Market Environment

To say markets were volatile in the 12 months ending September 30, 2020 would be an understatement. On the heels of strong absolute market performance in 2019, markets declined severely in 2020 with the onset of the COVID-19 pandemic. Risk-off sentiment prevailed in the first quarter as investors struggled to price in downside scenarios related to the COVID-19 pandemic. The market regained some ground in the second quarter as U.S. Federal Reserve Board (Fed) actions, stimulus checks, and states reopening their economies drove investors to embrace risk. Volatility returned to make equity performance choppy during the third quarter, despite the strength in the second quarter. Investors have continued to favor growth over value.

Portfolio Review

During the 12-month period, the Fund’s strongest contributors were the Information Technology, Consumer Staples, and Real Estate sectors. Primary detractors were the Industrials, Utilities, and Financials sectors.

The Information Technology sector benefited from strong stock selection, as well as a relative overweight allocation. Semiconductor holding MACOM Technology Solutions Holdings Inc. and software company Synopsys Inc. were standout performers within the sector. MACOM was well positioned for strength in the telecom and datacenter industries and it started to see revenue from several long awaited product introductions. Synopsys, a maker of design software for semiconductors, saw one of its strongest booking quarters ever earlier in 2020.

The Consumer Staples sector’s relative performance was driven by strong stock selection, led by food product producers, Darling Ingredients Inc. and The Hain Celestial Group Inc. Darling Ingredients’ earnings recovered toward the end of the period after the stock declined significantly during the first quarter. Hain Celestial benefited from COVID-19 lockdown stockpiling as consumers increased purchases of packaged food.

The Fund’s underweight to Real Estate, combined with good stock selection, drove performance in that sector.

Stock selection in the Industrials sector weighed on Fund performance, as did the underweight to the sector. Hexcel Corp. and Aercap Holdings NV, two stocks with aerospace exposure, were among the largest detractors. Both stocks continued to be impacted by weak travel demand because of the pandemic. We like the competitive positioning of both stocks and are closely monitoring their balance sheets and future prospects.

Natural gas utility, Spire Inc. weighed on returns in the Utilities sector. The company took a write-down against the value of natural gas storage assets that were acquired in 2018 and are taking longer and costing more to revamp than expected. The gas utility space is also seeing some pressure around decarbonization and ESG (environmental, social and governance) considerations. This theme has occurred before and we think is a little overdone. Natural gas will likely be a vital source of cleaner energy used in conjunction with renewables and we believe these distribution companies have long-term opportunities in the burgeoning hydrogen distribution field.

The Fund’s underweight to the benchmark in the Financials sector helped relative performance, nevertheless, subpar stock selection more than offset it resulting in a drag overall. Much of the headwind came from banks like Signature Bank and Sterling Bancorp. Despite solid results and a strong balance sheet, Signature Bank has continued to sell off due to the slow return of New York City economic activity after shutdowns in the spring.

On a sector basis, the Fund maintained overweight positions to the Consumer Staples and Health Care sectors, and underweight positions to the Real Estate, Communication Services and Financials sectors.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Outlook

Some circumstances have changed but uncertainty still reigns supreme. This election season has already been unlike any seen before, with less than a month still left to go. Despite polls suggesting a Biden win, most investors still feel that the results and aftermath are unpredictable. COVID-19 infection numbers are again on the upswing in the U.S. and Europe, and while we are now three months closer to a potential vaccine, we believe widespread distribution is still nine months away at best. Unemployment has improved, but stimulus programs to businesses are set to expire and the statistic has benefited from people exiting the labor force. Another fiscal stimulus could be close, but discussions over the last four months have been unable to reach consensus. The upcoming winter season will undoubtedly be challenging, with further shutdowns a possibility (and consumers once again homebound), children in and out of school, and the onset of cold and flu season.

Yet despite all of this continued uncertainty, the market continues to chug higher driven by the prospect of low interest rates until 2023. Monetary policy has been accommodative over the decade. We believe every business and consumer that has been able to take advantage of low rates has done so. Japan and Europe have tried to stoke inflation through negative interest rates, with minimal success. Whether low rates will stimulate the economy further is an open question. We think that the likely result will be asset inflation, with equities leading the charge. Whether this develops into a bubble and when that bubble may pop is difficult to predict. Investor ebullience is not yet an issue that has been solved by quantitative models and artificial intelligence.

The Fund utilizes a classic value-driven philosophy based on the belief that leading businesses selling at a discount to fair value have the potential to generate excess returns. The Fund’s strategy focuses on stocks that are temporarily out of favor in the market, specifically companies with higher returns on capital, free cash flow and strong balance sheets. Emphasis is placed on those companies having the cash flow characteristics as well as the balance sheet strength necessary to buffer the company from any prolonged weakness. While the companies we select often dominate a particular industry niche and generally have significant barriers to entry, we believe they are able to perpetuate a higher return on capital over time. The Fund’s overall investment process utilizes fundamental bottom-up security selection, while risk-control measures ensure security and sector diversification.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap Value Fund - Class

A* and the Russell Midcap® Value Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Sands Capital Select Growth Fund

Sub-Advised by Sands Capital Management, LLC

Investment Philosophy

The Touchstone Sands Capital Select Growth Fund seeks long-term capital appreciation by primarily investing in common stocks of large-capitalization U.S. companies that are believed to have above-average potential for revenue or earnings growth. The Fund typically invests in 25 to 35 companies. Sands Capital generally seeks stocks with sustainable above-average earnings growth and capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and are valued rationally in relation to comparable companies, the market and the business prospects for that particular company.

Fund Performance

The Touchstone Sands Capital Select Growth Fund (Class A shares) outperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period ended September 30, 2020. The Fund’s total return was 58.43 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 37.53 percent.

Market Environment

U.S. growth equities (as measured by the Russell 1000® Growth Index) posted strong gains for the 12-month period, despite the global economic devastation caused by the coronavirus pandemic, which ended the decade-long bull market. Growth equities for the period benefited from both technical and fundamental tailwinds, as low rates bolstered the value of future earnings, and as the recessionary environment put a premium on the growth generated by tech and tech-enabled businesses.

Gains were broad based among sectors, with only the Energy and Utilities sectors trading lower during the period. However, the contribution was concentrated among the faster-growing Information Technology, Consumer Discretionary, Health Care, and Communication Services sectors, which together accounted for virtually all of the benchmark’s gain.

Portfolio Review

During the period, digital stay-at-home beneficiaries drove Fund results, which were largely attributable to security selection. Allocation effect was also a modest contributor. From a sector perspective, Communication Services was the standout contributor. No sectors detracted from results for the period.

The top five individual absolute contributors for the period were Sea Ltd., Amazon.com Inc., Netflix Inc., ServiceNow Inc. and Adobe Inc. The top five detractors were Texas Instruments Incorporated, Uber Technologies Inc., Abiomed Inc., Warner Music Group Corp., and Workday Inc.

The Fund’s sector exposures are largely a byproduct of our bottom-up investment process. While the Fund’s exposures remained directionally the same, the Fund’s Communication Services’ weight—its largest sector overweight a year ago—rose due to adds, initiations, and relative market appreciation. The bulk of this addition came from the Consumer Discretionary sector through proceeds from the sale of Alibaba Group Holding Ltd. The Fund maintained a zero percent weight in the Energy, Financials, Materials, Real Estate, and Utilities sectors.

Turnover for the period was elevated relative to history. In the Fund, we seek to own large weights in what we view as clear winners, build positions in next-generation growth leaders, and mitigate risk through high-quality duration growers with durable competitive advantages. The pandemic-induced volatility created opportunities for us to upgrade the Fund’s portfolio, shedding businesses that we viewed as more mature and understood by the market, while adding and/or purchasing businesses that we believe are better positioned for a new period of disruption and opportunity.

During the period, the Fund purchased Charter Communications Inc. (Communication Services sector), Coupa Software Inc. (Information Technology sector), Dexcom Inc. (Health Care sector), Grocery Outlet Holding Corp. (Consumer Staples sector), Sea Ltd. (Communication Services sector), Snowflake Inc. and Square Inc. (both Information Technology sector), Uber Technologies Inc. (Industrials sector), Warner Music Group Corp. (Communication Services sector), and Zillow Group Inc. (Communication Services sector). The Fund sold Abiomed Inc. (Health Care sector), Activision Blizzard Inc. (Communication Services sector), Alibaba Group Holding Ltd. (Consumer Discretionary sector), BioMarin Pharmaceutical Inc. (Health Care sector), Palo Alto Networks Inc., Salesforce.com Inc., Texas Instruments Incorporated, and Workday Inc. (all Information Technology sector).

Outlook

The adage “you have to be there, not getting there” is often spoken by our founder Frank Sands, Sr., and is especially important in today’s rapidly changing environment for both managing risk and opportunity. Today, many of the businesses benefit from one or

Management’s Discussion of Fund Performance (Unaudited) (Continued)

more of the following secular trends. Many of these trends have accelerated amid the pandemic, and we believe their growth trajectory will persist beyond the crisis:

Internet 2.0

Digitization of the economy continues, and the next generation of internet businesses are disrupting the status quo by reducing transactional frictions, increasing transparency, and eliminating inefficiencies. These companies are focusing on large verticals and delivering industry-specific solutions that result in a better customer experience while reinforcing their competitive moats. Potential portfolio beneficiaries include CoStar Group Inc., Match Group Inc., Uber Technologies Inc., and Zillow Group Inc.

Life Sciences Innovation

Advances in health care and technology are enabling companies to run clinical trials and bring drugs and devices to market more efficiently than ever before. Innovative treatments are being developed for patients with diseases that were previously incurable. Medical devices are becoming increasingly sophisticated and are disrupting traditional standards of care. Potential portfolio beneficiaries include Align Technology Inc., Dexcom Inc., Edwards Lifesciences Corp., and Zoetis Inc.

Shifting IT Spend from Maintenance to Agility

Information technology spending continues to shift toward innovations that make enterprises more agile and efficient. Unlike the last decade—where suboptimal legacy processes were replaced by cloud-based software—the next generation of SaaS leaders are enabling new businesses and processes through component functions and ecosystem integration. Fast deployment, scalability, lower total cost of ownership, and easy/frequent updates create a compelling customer value proposition. Potential portfolio beneficiaries include Atlassian Corp. PLC, Coupa Software Inc., ServiceNow Inc., and Twilio Inc.

Financial Services Digital Revolution

The combination of modern technology and disruptive customer acquisition models are fundamentally changing how financial products are designed, manufactured, and distributed. New technologies are enabling access to basic financial products and services for the underbanked segments and disintermediating traditional banks through innovative offerings. We think that Smartphone proliferation, online distribution, and modern data techniques result in strong unit economics. Potential portfolio beneficiaries include Intuit Inc., Sea Ltd., Square Inc., and Visa Inc.

The primary risk we seek to manage is permanent loss of capital resulting from a negative business or investment outcome. Since earnings growth tends to drive stock-price returns over the long term, we closely monitor factors that could erode the underlying earnings power of the Fund’s businesses. Conversely, we also seek to mitigate opportunity cost, as failing to invest in value-creating businesses is also detrimental to long-term results. In both cases, we believe that our six criteria are our most powerful risk management tool, as they help us identify those businesses most likely to sustainably generate above-average growth over our investment horizon.

We anticipate market volatility in the near term, given the uncertainty around the U.S. election, fiscal and monetary policy, the pandemic and vaccine progress, and valuation concerns. However, we do not perceive volatility itself as “risk,” and will continue to monitor how and if these issues affect the long-term earnings power of the Fund’s businesses. Volatility can create opportunity for long-term investors as prices disconnect from fundamentals, and we will look to be opportunistic.

In the current environment, we believe the Fund’s businesses will benefit from accelerating secular trends, and believe that growth and earnings scarcity globally will merit a premium for the types of businesses the Fund seeks to own. COVID-19 will likely have a lasting impact on economies, business spaces, behaviors, and geopolitics. It is accelerating existing trends, ending others, and we believe will widen the gap between winners and losers. However, it is unlikely to change the fact that investors need appropriate absolute returns to achieve their goals, and our belief is that earnings drive equity returns over the long run, and only a select few businesses are capable of sustaining above-average growth. Leadership, innovation, and competitive advantage will distinguish the winning businesses even more in the years ahead, in our view.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sands Capital Select Growth Fund - Class A* and the Russell 1000® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class Z shares, Class R6 shares and Institutional Class based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class R6 shares and Institutional Class was November 15, 2010, November 15, 2010, September 1, 2020 and September 1, 2020, respectively. Class A shares’, Class C shares’, Institutional Class and Class R6 shares’ performance was calculated using the historical performance of Class Z shares for the periods prior to November 15, 2010, November 15, 2010, September 1, 2020 and September 1, 2020, respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C, Class Y, Institutional Class and Class R6 shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class Z shares, Institutional Class shares and Class R6 shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Small Cap Fund

Sub-Advised by The London Company

Investment Philosophy

The Touchstone Small Cap Fund seeks capital appreciation by investing primarily in common stocks of U.S. companies with small market capitalizations. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings-to-enterprise value ratio, and free cash flow yield. Its goal is to purchase financially stable companies that are believed to consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented managements and are trading at a discount to their respective private market values.

Fund Performance

The Touchstone Small Cap Fund (Class A Shares) underperformed its benchmark, the Russell 2000® Index, for the 12-month period ended September 30, 2020. The Fund’s total return was -8.92 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 0.39 percent.

Market Environment

The emergence of, and global response to, the COVID-19 pandemic dominated the period. After a strong final quarter of 2019, the market sold off in the first quarter of 2020 as the severity of the impact of the pandemic became apparent. The market rebounded in the second quarter and the strength continued into the third quarter as the Government responded with strong monetary and fiscal stimulus and businesses adapted to the new environment.

Large cap growth stocks, especially the so-called FAANG stocks, contributed most to the performance of the Russell 1000® Growth Index. Conversely, the Russell 1000® Value Index was down during the period. The small and mid-cap indices did not fare as well as their large cap brethren. Growth significantly outperformed Value across the market cap spectrum. Information Technology, Health Care, and Consumer Discretionary sectors generally led while Energy, Real Estate, and Financials sectors lagged accordingly.

Portfolio Review

Both sector allocation and stock selection were headwinds. At the sector level, an underweight to both Health Care and Information Technology had a negative impact on relative performance, partially offset by the positive impact of an underweight to both Financials and Utilities.

Among the individual stocks that contributed to Fund performance were Entegris Inc. (Information Technology sector), Masonite International Corp. (Industrials sector), Churchill Downs Inc. (Consumer Discretionary sector), Tempur-Sealy International Inc. (Consumer Discretionary), and Sturm Ruger & Co. Inc. (Consumer Discretionary). Despite some industry headwinds earlier in the year, Entegris continued to gain share in its specialty chemical consumable business. Over the last few years, Entegris has drastically increased its size and scale while becoming one of the most diversified players in the semi-materials industry. Masonite’s outperformance was mainly due to the positive impact of the pricing actions which took effect earlier in 2020. Those price hikes turned a double-digit decline in sales from weaker volumes into a double-digit percentage jump in EBITDA (earnings before interest, taxes, depreciation and amortization). The stock rallied further as its only competitor followed along with its own price hikes. Similar to other companies in the gaming and entertainment industries, 2020 has been an anomalous year for Churchill Downs. The Kentucky Derby was held later than usual and without fans, and the company’s casinos were shut down earlier in the year, though operations have since resumed. However, the stock performed well on strong performance from the TwinSpires online betting platform as well as industry-wide optimism around iGaming and sports betting. Tempur-Sealy held up well despite the market backdrop, and the stock rallied off of its March lows. New products, distribution network expansion, and e-commerce growth have all helped boost profitability and sales. Tempur-Sealy continued to gain share in both the traditional and alternative retail channels. Sturm Ruger surged as consumers stocked up on firearms during the pandemic and amidst the riots that appeared across the country earlier in the year. In stark contrast, sales were in a deep slump right before the beginning of the year.

Among the individual stocks that detracted from performance were NewMarket Corp. (Materials sector), Alexander & Baldwin Inc. (Real Estate sector), White Mountains Insurance Group Ltd. (Financials sector), Armstrong World Industries Inc. (Industrials sector) and Kaman Corp. (Industrials sector). NewMarket lagged the market all year. The stock underperformed due to the company’s nearly 100 percent exposure to the automotive industry and miles driven by motor vehicles, which is currently weak due to COVID-19. The company’s second quarter earnings report was weaker than expected, as management highlighted that the global transportation market came to a near halt during the early parts of the second quarter, which greatly affected the consumption of its products. Alexander & Baldwin is a pure-play on Hawaiian commercial real estate, and operating performance has suffered with the state largely shut down to tourists. Given the situation, we believe management has done as good a job as can be expected, working with tenants and preventing cash burn. White Mountains underperformed in 2020 as the broader market rebounded from pandemic-driven

Management’s Discussion of Fund Performance (Unaudited) (Continued)

lows due to undeployed capital within its investment portfolio. Armstrong World Industries had a rough second quarter, as mandatory government shutdowns in its top seven markets disproportionately hurt sales and margins. As a result, management issued second half of 2020 guidance below consensus. Kaman underperformed reflecting its exposure to commercial airplanes. We are encouraged that Kaman has worked to diversify its end markets in the past year, with now only 30 percent of revenues coming from commercial aerospace. The remaining revenues were more defensive, serving end markets such as healthcare, defense, and food manufacturing.

The Fund initiated new positions in Graham Holdings Co. (Consumer Discretionary sector), LivaNova PLC (Health Care sector), Store Capital Corp. (Real Estate sector), Cannae Holdings, Inc. (Financials sector), and ACI Worldwide Inc. (Information Technology sector) . Graham Holdings is a family-controlled conglomerate that used to own the Washington Post. Today it operates as an education and media company. The high margin broadcast TV business generates a lot of cash, funding investment in other segments, capital return, and bolt-on acquisitions. The company has a strong balance sheet with $200 million of net cash and management has been shareholder oriented regarding capital allocation. LivaNova is a medical device company that operates in two primary segments: approximately 40 percent of sales from neuromodulation (vagus nerve stimulators) and approximately 60 percent of sales from cardiovascular, which consists of heart-lung machines and other cardiopulmonary equipment, advanced circulatory support, and a small valve business. We believe the company is unique among small/SMID medical device companies due to its robust pipeline, which includes neuromodulation approaches to treatment-resistant depression, obstructive sleep apnea, and heart failure. Store Capital fills a niche in the over $3 Trillion middle market sale lease back space, providing lessees (without credit ratings) customer centric solutions to free up capital. Store Capital seeks to focus exclusively on profit center stores, receiving property level financial statements on 98 percent of assets. These underlying units generally have a better credit rating than tenants, as all other debts are subordinate to rent payments (because lessees need to continue to keep profit centers open and Store knows the profitability on a per store level). Store Capital also has a diversified client base with no single tenant representing greater than 3 percent of sales. Cannae Holdings, Inc. is a holding company that has compounded at a 20 percent return per year since its 2014 initial public offering. Through divestitures and acquisitions, today it is really just two main assets, Ceridian and Dun and Bradstreet, both driven by Bill Foley. Ceridian is now mostly a passive equity worth $1.7 Billion that they are actively monetizing. We believe Dun and Bradstreet is a unique asset with data on 360 million companies, public and private. Founded in 1841, it is still a vital source of information needed by creditors and sales departments. The attraction today revolves around the restructuring of the business and significant reinvestment opportunities. ACI Worldwide, Inc. engages in the development, marketing, installation, and support of software products and solutions primarily focused on facilitating real-time, any-to-any electronic payments. We believe revenue, margins, and return on invested capital should improve over time as ACI benefits from new management initiatives to accelerate growth, supported by the secular tailwind towards the digitization of payments and the use of real-time payments. The trend toward digital payments has only accelerated due to the pandemic.

The Fund sold its positions in Versum Materials (Information Technology sector), LCI Industries (Consumer Discretionary sector), MSG Networks Inc. (Communications Services sector) and Sturm, Ruger &Co. Inc. (Consumer Discretionary sector).

Outlook

Looking ahead, we are encouraged by the improvement in the economic data, but risks remain. In the near term, the U.S. economy faces the dual risks of a spike in the virus across parts of the country potentially leading to delayed openings or business closings, and reduced unemployment benefits possibly limiting consumer income and consumer spending. In that environment, we anticipate significant volatility. Longer term, we remain optimistic about the prospects for the U.S. economy.

We believe the quality of the portfolio positions the Fund well for the next few years, even if the market trades modestly higher.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Cap Fund - Class A* and the Russell 2000® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Small Cap Value Fund

Sub-Advised by LMCG Investments, LLC

Investment Philosophy

The Touchstone Small Cap Value Fund seeks long-term capital growth by investing primarily in common stocks of small capitalization companies. The Fund seeks to identify companies believed to be selling at a discount to their intrinsic value.

Fund Performance

The Touchstone Small Cap Value Fund (Class A Shares) outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period ended September 30, 2020, although both posted negative returns. The Fund’s total return was -13.83 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was -14.88 percent.

Market Environment

To say markets were volatile in the 12 months ending September 30, 2020 would be an understatement. On the heels of strong absolute market performance in 2019, markets declined severely in 2020 with the onset of the COVID-19 pandemic. Risk-off sentiment prevailed in the first quarter as investors struggled to price in downside scenarios related to the COVID-19 pandemic. The market regained some ground in the second quarter as U.S. Federal Reserve Board (Fed) actions, stimulus checks, and states reopening their economies drove investors to embrace risk. Volatility returned to make equity performance choppy during the third quarter, despite the strength in the second quarter. Investors have continued to favor growth over value.

Portfolio Review

During the 12-month period, the Fund’s performance was strongest in the Consumer Staples, Energy, Real Estate and Communication Services sectors, and weakest in Health Care, Industrials, Utilities, and Materials. The outperformance was due mainly from the Fund’s allocation among sectors, and stock selection results were mixed yet detracted overall.

Stock selection contributed in the Consumer Staples sector, particularly in the food products segment. The top performing stock overall was Darling Ingredients Inc., in the food products segment of Consumer Staples. Darling converts the waste stream from meatpacking plants into a variety of refined products for usage in food and fuel. Stockpiling of basic necessities related to the pandemic drove sales up 100 percent at retail for some food brands in March. This also contributed to the outperformance of packaged food company Hain Celestial Group Inc. and warehouse club store BJ’s Wholesale Club Holdings Inc., two other top performers during the 12-month period.

The Fund benefited from its underweight positions to Real Estate, Energy, and Financials, as those sectors in the benchmark were down significantly in the period, respectively.

The Fund’s lack of exposure to biotech companies was responsible for most of the stock selection drag in the Health Care sector. The risk/reward proposition in many biotech holdings is typically too binary for LMCG’s philosophy in process. Though biotech is only a small portion of the benchmark, the trailing one-year period was particularly strong in that segment. For example, a stock that was in the sector was NuVasive, a med-tech business focused on minimally invasive spine repair. The stock underperformed early in the pandemic, as it has a higher mix of elective procedures and deferrable procedures, and COVID-19-related hospital shutdowns and higher unemployment led to increased uncertainty for surgical volumes. We believe that following a period for deferrals of elective procedures, hospitals will return to a more normal mix of procedures. We believe the company is positioned well competitively and has the potential for higher normalized profitability as management drives margins higher.

The Utilities sector experienced stock specific headwinds from Portland General Electric Co. Portland General suffered from elevated losses in its energy trading group and wildfires in its service area. We view both issues as transitory and added to the Fund’s position.

The Fund benefited from an overweight to the Materials sector, though that was offset by weaker stock selection in the metals & mining and chemicals segments.

Lastly, in the Industrials sector, performance was mixed among industries – electrical equipment, building products and machinery all added to relative performance while commercial and professional services detracted. The largest detractor was Team Inc. Much of the underperformance in the company occurred in the first quarter, as the refinery services company faced an uncertain future given the COVID-19 shocks to gasoline demand. Refiners are running at bare minimum utilization rates and shutting down whole swaths of capacity.

The Fund maintained an overweight to the Information Technology, Materials, and Consumer Staples sectors, and an underweight to the Real Estate, Financials, and Consumer Discretionary sectors.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Outlook

Some circumstances have changed but uncertainty still reigns supreme. This election season has already been unlike any seen before, with less than a month still left to go. Despite polls suggesting a Biden win, most investors still feel that the results and aftermath are unpredictable. COVID-19 infection numbers are again on the upswing in the U.S. and Europe, and while we believe we are now three months closer to a potential vaccine, widespread distribution is still nine months away at best. Unemployment has improved, but stimulus programs to businesses are set to expire and the statistic has benefited from people exiting the labor force. Another fiscal stimulus could be close, but discussions over the last four months have been unable to reach consensus. The upcoming winter season will undoubtedly be challenging, with further shutdowns a possibility (and consumers once again homebound), children in and out of school, and the onset of cold and flu season.

Yet despite all of this continued uncertainty, the market continues to chug higher driven by the prospect of low interest rates until 2023. Monetary policy has been accommodative over the decade. We believe every business and consumer that has been able to take advantage of low rates has done so. Japan and Europe have tried to stoke inflation through negative interest rates, with minimal success. Whether low rates will stimulate the economy further is an open question. We think that the likely result will be asset inflation, with equities leading the charge. Whether this develops into a bubble and when that bubble may pop is difficult to predict. Investor ebullience is not yet an issue that has been solved by quantitative models and artificial intelligence.

The Fund utilizes a classic value-driven philosophy based on the belief that leading businesses selling at a discount to fair value have the potential to generate excess returns. The Fund’s strategy focuses on stocks that are temporarily out of favor in the market, specifically companies with higher returns on capital, free cash flow and strong balance sheets. Emphasis is placed on those companies having the cash flow characteristics as well as the balance sheet strength necessary to buffer the company from any prolonged weakness. While the companies we select often dominate a particular industry niche and generally have significant barriers to entry, we believe they are able to perpetuate a higher return on capital over time. The Fund’s overall investment process utilizes fundamental bottom-up security selection, while risk-control measures ensure security and sector diversification.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Cap Value Fund - Class A* and the Russell 2000® Value Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares, Class Z shares and Institutional Class shares was March 1, 2011, March 1, 2011, March 1, 2011, March 4, 2002 and March 1, 2011, respectively. On June 10, 2011, Class Z shares were converted to Class A shares. Class A shares’, Class C shares’, Class Y shares’ and Institutional Class shares’ performance was calculated using the historical performance of Class Z shares for the periods prior to March 1, 2011. The returns have been restated for sales loads and fees applicable to Class A, Class C, Class Y and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Ultra Short Duration Fixed Income Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Ultra Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital by primarily investing in a diversified portfolio of fixed income securities of different maturities, including U.S. Treasury securities, U.S. government agency and U.S. government-sponsored enterprise securities, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, municipal bonds and cash equivalent securities including repurchase agreements and commercial paper. While the Fund may invest in securities of any maturity or duration, interest rate risk is managed by seeking to maintain an effective duration of one year or less under normal market conditions.

Fund Performance

The Touchstone Ultra Short Duration Fixed Income Fund (Class A Shares) outperformed its first benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, but underperformed its second benchmark, the ICE BofA Merrill Lynch 1-Year U.S. Treasury Note Index, for the 12-month period ended September 30, 2020. The Fund’s total return was 1.32 percent (calculated excluding the maximum sales charge) while the total returns of its benchmarks were 1.10 percent and 2.37 percent, respectively.

Market Environment

While the 12-month period began with a docile macroeconomic environment during the fourth quarter of 2019, the remainder of the period was anything but that. Top-of-mind concerns at the end of 2019 included the fallout from the U.S.-China trade conflict, which had disrupted manufacturing, supply chain/global trade and business confidence. In spite of those concerns, overall economic fundamentals in the U.S. were stable or positive, with unemployment and the consumer balance sheet in historically strong shape. While the trade conflict had weighed heavily on spreads and had pressured rates lower globally, valuations of short duration assets overall were relatively full heading into year-end.

As news of the highly contagious COVID-19 virus began to infiltrate headlines around the beginning of the year, risk assets in the U.S. continued to rally early on. As the world watched the localized, Chinese epidemic evolve toward a full-fledged global pandemic, the reality of a total economic shutdown came into view, driving markets into a steep and unprecedented selloff. Stay-at-home orders began to sweep across the U.S. drawing many components of the economy to a standstill while fixed income spreads widened out at a rate and to a degree unparalleled even in the Great Financial Crisis. Liquidity seized up across all markets, as risk assets began trading in correlated fashion. The U.S. Federal Reserve Board (Fed), having three rate cuts during 2019 to offset recessionary risk stemming from the trade war, took action in early March 2020 to cut rates by 50 basis points. As the crisis unfolded, the Fed held an emergency Sunday meeting two weeks later to further cut rates to zero, also announcing a quantitative easing program initially sized at $700 billion. This announcement was followed by a multitude of emergency lending and liquidity facilities over the subsequent weeks demonstrating to markets that the Fed would do everything in its power to provide a backstop for markets.

As the economic shutdown and stay-at-home orders took effect beginning in March, weekly initial jobless claims spiked during the last week of the month. The economy went on to lose approximately 22 million jobs in total over subsequent weeks. The federal government stepped in to pass the $2.2 trillion CARES Act stimulus toward the end of March, providing much needed direct-to-consumer stimulus checks and a $600/week federal unemployment benefit among other support programs.

As abruptly, as risk assets sold off in March and April 2020, the sweeping efforts by the Fed and the federal government were meaningful and effective in calming markets and helping return them to functionality during the second quarter. After reaching its recessionary trough in late March, the S&P 500® Index steadily recovered through the remainder of the Fund’s fiscal year, ultimately returning a double-digit gain. Short duration index spreads followed a similar pattern over that time period with short-term corporates moving wider in late March before spending the second quarter recovering sharply as Fed support and federal government stimulus took effect.

Portfolio Review

With the Fund’s average duration positioning of 0.50 years over the course of the year, the rate move gave the Fund an advantage over the 3-month benchmark and a disadvantage versus the 1-year benchmark.

The other key driver of performance relative to the primary benchmark was the extreme volatility and subsequent recovery coinciding with the COVID-19 pandemic and associated economic shutdowns. While even high-quality, short duration assets experienced an unprecedented rate and magnitude of spread widening during late March and early April, spreads had recovered 80-85 percent of that widening by the end of the second quarter, and by the end of the 12-month period had nearly fully round-tripped.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Outlook

Given the current relatively tight level of spreads in short assets and the historically low all-in yields, Fund management is cautious to add risk in the current environment. Fundamental risk remains elevated, and yet valuations in most short assets seem to be priced “for perfection.” In such an environment, we believe the best opportunity is to maintain a higher quality bias and look for pockets of value particularly in short Structured Products sectors where pricing inefficiencies and/or over-simplified cash flow modeling can create opportunities to add value. We are willing to be patient for these and other opportunities to add risk when/where valuations offer more attractive compensation.

Consumer and commercial real estate fundamentals are key areas to watch as the economic recovery continues to play out in the U.S. With unemployment at a very high level and government talks for additional stimulus seemingly at a standstill, consumer fundamentals remain at risk for further deterioration. Likewise, certain segments of commercial real estate continue to struggle, with many hotel/leisure and retail assets suffering significantly from the broad economic shutdowns and slow reopening process.

We do not believe that current valuations justify increasing risk in the portfolio. As we work to reinvest cash flows in the Fund, we are doing so with a higher quality bias. Given the minimal additional compensation available for taking risk, we are managing the Fund in a way that would allow us to take advantage of potential dislocation if we were to see additional volatility in the near term.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Ultra Short Duration Fixed Income Fund - Class A*, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the ICE BofA Merrill Lynch 1-Year U.S. Treasury Note Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class S shares, Class Y shares, Institutional Class shares and Class Z shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class S shares, Class Y shares and Institutional Class shares was April 12, 2012, April 12, 2012, October 27, 2017, April 12, 2012 and April 12, 2012, respectively. Class A shares’, Class C shares’, Class S shares’, Class Y shares’ and Institutional Class shares’ performance was calculated using the historical performance of Class Z shares for the periods prior to April 12, 2012, April 12, 2012, October 27, 2017, April 12, 2012 and April 12, 2012 respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C, Class S, Class Y and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class S shares, Class Y shares, Class Z shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

ICE BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding two-year Treasury Note Bill that matures closest to, but, not beyond one year from the rebalancing date.

Tabular Presentation of Portfolios of Investments (Unaudited)

September 30, 2020

The tables below provide each Fund’s geographic allocation, sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Active Bond Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	29.0%
AA/Aa	5.7
A/A	9.6
BBB/Baa	26.3
BB/Ba	10.9
B/B	6.5
CCC	0.4
CC	0.1
Not Rated	8.3
Cash Equivalents	3.2
Total	100.0%

Touchstone Anti-Benchmark® US Core Equity Fund

Sector Allocation**	(% of Net Assets)
Consumer Staples	21.6%
Health Care	19.3
Consumer Discretionary	15.0
Information Technology	10.2
Communication Services	8.3
Real Estate	7.4
Materials	5.2
Utilities	4.2
Financials	2.9
Industrials	2.5
Energy	2.2
Short-Term Investment Fund	1.3
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

Touchstone Anti-Benchmark® International Core Equity Fund

Geographic Allocation	(% of Net Assets)
Common Stocks
Japan	30.3%
United Kingdom	8.4
Hong Kong	7.4
Denmark	6.5
Australia	6.4
Netherlands	4.5
Finland	3.9
France	3.6
Germany	3.2
Belgium	3.0
Israel	2.9
Italy	2.3
Luxembourg	2.2
Sweden	2.2
Switzerland	2.2
United States	2.1
China	2.0
Norway	1.7
New Zealand	1.7
Ireland	1.6
Spain	1.3
Egypt	0.2
Jordan	0.1
Armenia	0.0
Short-Term Investment Funds	4.4
Other Assets/Liabilities (Net)	(4.1)
Total	100.0%

*	Credit quality ratings are from Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
**	Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Credit Opportunities II Fund
Credit Quality*	(% of Fixed Income Securities)
BBB/Baa	5.2%
BB/Ba	43.2
B/B	31.4
CCC	10.8
CC	0.5
C or Lower	0.4
Not Rated	6.7
Cash equivalents	1.8
100.0%

Sector Allocation**	(% of Net Assets)
Long Positions
Corporate Bonds
Communication Services	15.6
Energy	13.7
Industrials	12.8
Consumer Discretionary	11.2
Health Care	6.5
Materials	5.0
Real Estate	4.7
Consumer Staples	4.6
Information Technology	2.7
Financials	2.5
Utilities	2.4
Asset-Backed Securities	9.9
Bank Loans	5.8
Common Stocks	0.5
Purchased Call Options	0.0
Purchased Put Options	0.0
Short-Term Investment Funds	3.0
Other Assets/Liabilities (Net)	0.1
101.0%
Short Positions
Corporate Bonds	(1.0)
Written Call Options	(0.0)
Written Put Options	(0.0)
(1.0)
Total	100.0%

Touchstone High Yield Fund
Credit Quality*	(% of Investment Securities)
BBB/Baa	3.4%
BB/Ba	58.6
B/B	36.5
CCC	1.9
Not Rated	0.2
Cash equivalents	(0.6)
Total	100.0%

Touchstone Impact Bond Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	63.2%
AA/Aa	8.0
A/A	14.1
BBB/Baa	9.2
BB/Ba	1.5
B/B	0.3
Not Rated	0.6
Cash Equivalents	3.1
Total	100.0%

*	Credit quality ratings are from Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
**	Sector Classifications are based upon the Global Industry Classification Standard (GICS®)

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone International ESG Equity Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
Japan	16.0%
Germany	14.4
France	11.8
Sweden	9.0
Switzerland	8.6
United Kingdom	8.2
Canada	6.7
Taiwan	5.0
China	4.7
Italy	3.8
South Korea	3.2
Denmark	3.0
Singapore	1.8
India	1.6
United States	0.6
Belgium	0.6
Short-Term Investment Funds	3.3
Other Assets/Liabilities (Net)	(2.3)
Total	100.0%

Touchstone Mid Cap Value Fund
Sector Allocation*	(% of Net Assets)
Consumer Staples	13.2%
Utilities	12.1
Financials	12.1
Health Care	12.1
Industrials	10.4
Consumer Discretionary	9.7
Real Estate	9.6
Materials	7.5
Information Technology	7.5
Energy	1.8
Exchange-Traded Fund	0.5
Short-Term Investment Fund	0.9
Other Assets/Liabilities (Net)	2.6
Total	100.0%

Touchstone Mid Cap Fund
Sector Allocation*	(% of Net Assets)
Information Technology	24.3%
Industrials	23.4
Financials	10.9
Materials	9.9
Consumer Discretionary	9.0
Consumer Staples	8.7
Health Care	6.0
Real Estate	2.6
Communication Services	2.2
Short-Term Investment Fund	2.6
Other Assets/Liabilities (Net)	0.4
Total	100.0%

Touchstone Sands Capital Select Growth Fund
Sector Allocation*	(% of Net Assets)
Information Technology	35.3%
Communication Services	31.2
Health Care	13.0
Consumer Discretionary	10.1
Industrials	4.4
Consumer Staples	2.4
Short-Term Investment Funds	4.8
Other Assets/Liabilities (Net)	(1.2)
Total	100.0%

*  Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Small Cap Fund
Sector Allocation*	(% of Net Assets)
Industrials	24.8%
Consumer Discretionary	18.7
Financials	15.1
Materials	12.1
Real Estate	10.0
Information Technology	5.2
Consumer Staples	4.5
Health Care	4.1
Energy	1.5
Short-Term Investment Fund	4.0
Other Assets/Liabilities (Net)	0.0
Total	100.0%

Touchstone Ultra Short Duration Fixed Income Fund
Credit Quality**	(% of Investment Securities)
AAA/Aaa	34.5%
AA/Aa	13.0
A/A	17.2
BBB/Baa	20.6
CCC	0.1
Not Rated	6.7
Cash Equivalents	7.9
Total	100.0%

Touchstone Small Cap Value Fund
Sector Allocation*	(% of Net Assets)
Industrials	18.7%
Financials	15.8
Consumer Staples	12.9
Materials	9.0
Information Technology	9.0
Consumer Discretionary	8.1
Utilities	7.4
Health Care	5.9
Real Estate	5.6
Communication Services	2.2
Energy	1.9
Exchange-Traded Fund	2.7
Short-Term Investment Funds	2.5
Other Assets/Liabilities (Net)	(1.7)
Total	100.0%

*  Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

**  Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

Portfolio of Investments

Touchstone Active Bond Fund – September 30, 2020

Principal		Market
Amount		Value
	Corporate Bonds — 46.8%

	Financials — 8.0%
$755,000	Ally Financial, Inc., 5.750%, 11/20/25	$846,495
940,000	American Financial Group, Inc., 5.250%, 4/2/30	1,138,642
1,050,000	Ares Capital Corp., 3.250%, 7/15/25	1,040,067
200,000	Banco Nacional de Panama (Panama), 144a,2.500%, 8/11/30	197,900
754,000	Bank of America Corp., 3.705%, 4/24/28	852,612
1,000,000	Bank of America Corp. MTN, 4.000%, 1/22/25	1,114,000
896,000	Bank of Montreal (Canada), 3.803%, 12/15/32	998,669
917,000	Barclays PLC (United Kingdom), 4.610%, 2/15/23	959,629
612,000	Berkshire Hathaway Finance Corp., 4.250%, 1/15/49	796,357
665,000	Citigroup, Inc., 3.200%, 10/21/26	733,561
426,000	Citigroup, Inc., 4.750%, 5/18/46	534,622
670,000	Cooke Omega Investments, Inc. / Alpha VesselCoHoldings, Inc. (Canada), 144a, 8.500%, 12/15/22	691,775
1,343,000	Corestates Capital III, 144a, (3M LIBOR +0.570%),0.850%, 2/15/27(A)	1,221,640
425,000	Credit Acceptance Corp., 6.625%, 3/15/26	438,812
468,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	494,001
232,000	goeasy Ltd. (Canada), 144a, 5.375%, 12/1/24	234,900
525,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	588,488
719,000	HSBC Holdings PLC (United Kingdom), 3.900%, 5/25/26	795,708
795,000	Huntington Bancshares, Inc., 2.550%, 2/4/30	832,704
1,250,000	JPMorgan Chase & Co., 2.956%, 5/13/31	1,341,130
961,000	JPMorgan Chase & Co., 3.509%, 1/23/29	1,080,944
923,000	Lloyds Banking Group PLC (United Kingdom), 3.574%, 11/7/28	1,011,223
732,000	Mastercard, Inc., 3.300%, 3/26/27	834,403
159,000	MGIC Investment Corp., 5.250%, 8/15/28	163,997
955,000	Morgan Stanley, 3.950%, 4/23/27	1,082,561
301,000	Navient Corp., 5.500%, 1/25/23	302,913
55,000	Navient Corp., 5.875%, 10/25/24	54,691
302,000	Navient Corp., 7.250%, 9/25/23	311,815
982,000	New York Life Global Funding, 144a, 3.000%, 1/10/28	1,099,105
629,000	Northwestern Mutual Life Insurance Co. (The), 144a,3.850%, 9/30/47	710,659
912,000	NTC Capital I, Ser A, (3M LIBOR +0.520%),0.795%, 1/15/27(A)	852,082
118,000	PennyMac Financial Services, Inc., 144a, 5.375%, 10/15/25	119,475
1,394,000	PNC Capital Trust, (3M LIBOR +0.570%), 0.816%, 6/1/28(A)	1,276,066
83,000	Prime Security Services Borrower LLC / PrimeFinance, Inc., 144a, 3.375%, 8/31/27	79,617
327,000	Prime Security Services Borrower LLC / Prime Finance, Inc., 144a, 5.750%, 4/15/26	349,687
143,000	Quicken Loans LLC / Quicken Loans Co.-Issuer, Inc., 144a, 3.875%, 3/1/31	141,213
125,000	Quicken Loans, Inc., 144a, 5.250%, 1/15/28	131,707
184,000	Springleaf Finance Corp., 8.875%, 6/1/25	203,780
1,164,000	Toronto-Dominion Bank (The) (Canada) MTN,1.150%, 6/12/25	1,182,899
1,991,000	Truist Bank, Ser A, (3M LIBOR +0.670%), 0.950%, 5/15/27(A)	1,869,836
		28,710,385

	Communication Services — 5.2%
403,000	Alphabet, Inc., 1.900%, 8/15/40	387,713
261,000	Altice Financing SA (Luxembourg), 144a, 7.500%, 5/15/26	276,276
554,000	Altice France SA (France), 144a, 7.375%, 5/1/26	580,537
122,000	ANGI Group LLC, 144a, 3.875%, 8/15/28	120,780
604,000	AT&T, Inc., 4.500%, 5/15/35	713,110
200,000	Cablevision Lightpath LLC, 144a, 3.875%, 9/15/27	200,000
113,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.250%, 2/1/31	117,120
343,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.750%, 3/1/30	363,151
72,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.125%, 5/1/27	75,760
754,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.375%, 6/1/29	817,147
79,000	CenturyLink, Inc., 144a, 4.000%, 2/15/27	80,257
885,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	1,187,009
507,000	Comcast Corp., 4.000%, 3/1/48	615,987
648,000	Comcast Corp., 4.150%, 10/15/28	780,852
363,000	CommScope, Inc., 144a, 5.500%, 3/1/24	373,008
57,000	CommScope, Inc., 144a, 7.125%, 7/1/28	58,568
405,000	Connect Finco SARL / Connect US Finco LLC (United Kingdom), 144a, 6.750%, 10/1/26	406,276
631,000	Cox Communications, Inc., 144a, 3.350%, 9/15/26	701,805
203,000	CSC Holdings LLC, 144a, 3.375%, 2/15/31	196,555
301,000	CSC Holdings LLC, 144a, 4.625%, 12/1/30	303,258
662,000	CSC Holdings LLC, 144a, 5.750%, 1/15/30	703,375
338,000	Deutsche Telekom International Finance BV (Germany), 8.750%, 6/15/30	525,161
274,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 144a, 5.375%, 8/15/26	193,855
336,000	DISH DBS Corp., 6.750%, 6/1/21	344,400
125,000	EW Scripps Co. (The), 144a, 5.125%, 5/15/25	122,187
608,000	Front Range BidCo, Inc., 144a, 4.000%, 3/1/27	598,409
120,000	GCI LLC, 144a, 4.750%, 10/15/28	121,200
443,000	GrubHub Holdings, Inc., 144a, 5.500%, 7/1/27	459,612
117,000	Lamar Media Corp., 144a, 4.875%, 1/15/29	121,680
237,000	Level 3 Financing, Inc., 144a, 3.625%, 1/15/29	234,038
69,000	Level 3 Financing, Inc., 144a, 4.625%, 9/15/27	70,898
65,000	MDC Partners, Inc., 144a, 6.500%, 5/1/24	59,312
192,000	Meredith Corp., 144a, 6.500%, 7/1/25	197,760
489,000	Netflix, Inc., 4.875%, 4/15/28	546,457
50,000	Netflix, Inc., 144a, 5.375%, 11/15/29	58,933
125,000	Nexstar Broadcasting, Inc., 144a, 4.750%, 11/1/28	127,319
242,000	Outfront Media Capital LLC / Outfront Media Capital Corp., 144a, 6.250%, 6/15/25	249,260
611,000	Photo Holdings Merger Sub, Inc., 144a, 8.500%, 10/1/26	559,065
49,000	Sinclair Television Group, Inc., 144a, 5.125%, 2/15/27	45,693
84,000	Sinclair Television Group, Inc., 144a, 5.625%, 8/1/24	83,580
274,000	Sirius XM Radio, Inc., 144a, 5.500%, 7/1/29	293,865
432,000	TEGNA, Inc., 144a, 5.000%, 9/15/29	426,600
330,000	Telecom Italia Capital SA (Italy), 6.000%, 9/30/34	382,800
187,000	Telecom Italia Capital SA (Italy), 6.375%, 11/15/33	222,530
78,000	T-Mobile USA, Inc., 4.500%, 2/1/26	80,371
1,144,000	T-Mobile USA, Inc., 144a, 3.875%, 4/15/30	1,298,005
617,000	Verizon Communications, Inc., 5.012%, 4/15/49	888,087

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 46.8% (Continued)

	Communication Services — (Continued)
$731,000	ViacomCBS, Inc., 4.950%, 5/19/50	$857,724
228,000	Virgin Media Secured Finance PLC (United Kingdom), 144a, 5.500%, 5/15/29	244,747
		18,472,092

	Industrials —4.9%
433,000	Amsted Industries, Inc., 144a, 5.625%, 7/1/27	460,634
945,000	Bemis Co., Inc., 2.630%, 6/19/30	1,007,340
277,000	Boeing Co. (The), 5.040%, 5/1/27	304,952
554,000	Boeing Co. (The), 5.805%, 5/1/50	670,218
776,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	1,121,328
252,000	BWX Technologies, Inc., 144a, 4.125%, 6/30/28	257,670
510,000	Carrier Global Corp., 144a, 3.577%, 4/5/50	541,789
515,000	Cascades, Inc./Cascades USA, Inc. (Canada), 144a, 5.375%, 1/15/28	541,394
1,073,000	CRH America Finance, Inc. (Ireland), 144a, 4.500%, 4/4/48	1,243,838
1,053,000	Eagle Materials, Inc., 4.500%, 8/1/26	1,092,423
369,000	Embraer Netherlands Finance BV (Brazil), 5.050%, 6/15/25	354,240
363,000	Embraer Netherlands Finance BV (Brazil), 5.400%, 2/1/27	344,668
893,000	FedEx Corp., 5.100%, 1/15/44	1,142,919
297,000	Fortress Transportation & Infrastructure Investors LLC, 144a, 6.750%, 3/15/22	292,545
54,000	Howmet Aerospace, Inc., 6.750%, 1/15/28	59,535
1,170,000	John Deere Capital Corp. MTN, 2.450%, 1/9/30	1,272,273
292,000	Moog, Inc., 144a, 4.250%, 12/15/27	298,585
166,000	New Enterprise Stone & Lime Co., Inc., 144a, 6.250%, 3/15/26	170,980
797,000	Norfolk Southern Corp., 4.837%, 10/1/41	1,046,694
594,000	Otis Worldwide Corp., 3.112%, 2/15/40	635,913
176,000	Owens-Brockway Glass Container, Inc., 144a, 6.625%, 5/13/27	190,630
198,000	Plastipak Holdings, Inc., 144a, 6.250%, 10/15/25	198,000
95,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 144a, 4.000%, 10/15/27	95,713
995,000	Roper Technologies, Inc., 2.950%, 9/15/29	1,095,226
166,000	Standard Industries, Inc., 144a, 3.375%, 1/15/31	163,841
48,000	Standard Industries, Inc., 144a, 5.000%, 2/15/27	49,920
56,000	Summit Materials LLC / Summit Materials Finance Corp., 144a, 5.250%, 1/15/29	58,310
315,000	TransDigm, Inc., 144a, 6.250%, 3/15/26	328,953
37,000	TransDigm, Inc., 144a, 8.000%, 12/15/25	40,237
375,000	Transnet SOC Ltd. (South Africa), 144a, 4.000%, 7/26/22	371,029
321,000	Trivium Packaging Finance BV (Netherlands), 144a, 5.500%, 8/15/26	332,387
80,000	US Concrete, Inc., 144a, 5.125%, 3/1/29	80,200
280,000	Vulcan Materials Co., 4.500%, 4/1/25	318,958
172,000	WESCO Distribution, Inc., 144a, 7.250%, 6/15/28	188,456
122,000	XPO Logistics, Inc., 144a, 6.250%, 5/1/25	130,371
320,000	XPO Logistics, Inc., 144a, 6.750%, 8/15/24	338,944
868,000	Xylem, Inc., 1.950%, 1/30/28	904,418
		17,745,531

	Consumer Staples — 4.6%
529,000	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 144a, 4.625%, 1/15/27	541,268
433,000	American Builders & Contractors Supply Co., Inc., 144a, 4.000%, 1/15/28	440,036
27,000	American Builders & Contractors Supply Co., Inc., 144a, 5.875%, 5/15/26	28,013
1,173,000	Anheuser-Busch Cos, LLC / Anheuser-Busch InBev Worldwide, Inc., (Belgium), 4.900%, 2/1/46	1,446,343
577,000	BAT International Finance PLC (United Kingdom), 1.668%, 3/25/26	578,962
462,000	Cardtronics, Inc. / Cardtronics USA, Inc., 144a, 5.500%, 5/1/25	462,000
443,000	Carriage Services, Inc., 144a, 6.625%, 6/1/26	462,935
887,000	Cimpress PLC (Ireland), 144a, 7.000%, 6/15/26	842,650
873,000	Grupo Bimbo SAB de CV (Mexico), 144a, 4.500%, 1/25/22	913,280
1,018,000	Imperial Brands Finance PLC (United Kingdom), 144a, 4.250%, 7/21/25	1,126,581
546,000	JBS USA LUX SA / JBS USA Finance, Inc., 144a, 5.500%, 1/15/30	594,305
239,000	JBS USA LUX SA / JBS USA Finance, Inc., 144a, 6.750%, 2/15/28	259,893
224,000	Kraft Heinz Foods Co., 144a, 3.875%, 5/15/27	237,263
717,000	Kroger Co. (The), 5.000%, 4/15/42	917,798
920,000	Mars, Inc., 144a, 3.875%, 4/1/39	1,083,625
261,000	Mattel, Inc., 144a, 6.750%, 12/31/25	275,355
133,000	Michaels Stores, Inc., 144a, 4.750%, 10/1/27	131,836
335,000	Performance Food Group, Inc., 144a, 5.500%, 6/1/24	335,000
61,000	Performance Food Group, Inc., 144a, 6.875%, 5/1/25	64,965
523,000	Pilgrim’s Pride Corp., 144a, 5.750%, 3/15/25	532,806
67,000	Post Holdings, Inc., 144a, 4.625%, 4/15/30	68,926
58,000	Post Holdings, Inc., 144a, 5.000%, 8/15/26	59,450
178,000	QVC, Inc., 4.375%, 9/1/28	181,560
290,000	QVC, Inc., 4.750%, 2/15/27	297,888
740,000	Reynolds American, Inc. (United Kingdom), 4.450%, 6/12/25	832,750
645,000	Staples, Inc., 144a, 7.500%, 4/15/26	596,083
653,000	Starbucks Corp., 3.350%, 3/12/50	670,095
256,000	Superior Plus LP / Superior General Partner, Inc. (Canada), 144a, 7.000%, 7/15/26	273,280
696,000	Sysco Corp., 5.950%, 4/1/30	882,130
1,048,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	1,203,963
204,000	US Foods, Inc., 144a, 6.250%, 4/15/25	215,985
		16,557,024

	Consumer Discretionary — 4.5%
474,000	1011778 BC ULC / New Red Finance, Inc. (Canada), 144a, 5.000%, 10/15/25	486,021
281,000	Adient US LLC, 144a, 7.000%, 5/15/26	300,947
1,267,000	Ashtead Capital, Inc. (United Kingdom), 144a, 4.375%, 8/15/27	1,317,680
328,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 144a, 5.250%, 3/15/25	298,496
389,000	Beacon Roofing Supply, Inc., 144a, 4.875%, 11/1/25	381,220
265,000	Carnival Corp., 144a, 11.500%, 4/1/23	296,971
197,000	Churchill Downs, Inc., 144a, 4.750%, 1/15/28	197,985
32,000	Colt Merger Sub, Inc., 144a, 5.750%, 7/1/25	33,000
52,000	Colt Merger Sub, Inc., 144a, 6.250%, 7/1/25	54,353
70,000	Dana, Inc., 5.625%, 6/15/28	72,319
83,000	Delta Air Lines, Inc., 3.750%, 10/28/29	70,783
92,000	Delta Air Lines, Inc. / SkyMiles IP Ltd., 144a, 4.750%, 10/20/28	95,522
152,000	FirstCash, Inc., 144a, 4.625%, 9/1/28	154,850

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 46.8% (Continued)

	Consumer Discretionary — (Continued)
$151,000	Ford Motor Co., 9.000%, 4/22/25	$173,123
262,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	254,795
362,000	Ford Motor Credit Co. LLC, 4.271%, 1/9/27	355,158
230,000	Ford Motor Credit Co. LLC, 4.542%, 8/1/26	229,455
200,000	Ford Motor Credit Co. LLC, 5.125%, 6/16/25	206,250
407,000	Ford Motor Credit Co. LLC MTN, 4.389%, 1/8/26	402,356
555,000	General Motors Financial Co., Inc., 4.350%, 4/9/25	602,077
456,000	General Motors Financial Co., Inc., 5.650%, 1/17/29	531,931
261,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	261,000
109,000	Group 1 Automotive, Inc., 144a, 4.000%, 8/15/28	107,093
557,000	Home Depot, Inc. (The), 5.950%, 4/1/41	842,246
1,068,000	Hyundai Capital America, 144a, 2.650%, 2/10/25	1,099,826
426,000	JB Poindexter & Co., Inc., 144a, 7.125%, 4/15/26	451,722
396,000	Lennar Corp., 4.750%, 4/1/21	399,465
259,000	Lennar Corp., 4.750%, 5/30/25	282,668
69,000	Lithia Motors, Inc., 144a, 4.375%, 1/15/31	69,000
1,100,000	Lowe’s Cos, Inc., 4.500%, 4/15/30	1,364,613
117,000	Marriott International, Inc., 4.625%, 6/15/30	125,301
51,000	Meritor, Inc., 6.250%, 2/15/24	52,020
125,000	Meritor, Inc., 144a, 6.250%, 6/1/25	130,625
358,000	Quad/Graphics, Inc., 7.000%, 5/1/22	315,040
127,000	Royal Caribbean Cruises Ltd., 144a, 11.500%, 6/1/25	147,327
153,000	Taylor Morrison Communities, Inc., 144a,5.875%, 6/15/27	168,300
394,000	Taylor Morrison Communities, Inc. /Taylor MorrisonHoldings II, Inc., 144a, 5.625%, 3/1/24	419,610
1,225,000	Toyota Motor Credit Corp. MTN, 0.500%, 8/14/23	1,227,642
55,000	TRI Pointe Group, Inc., 5.700%, 6/15/28	60,225
141,000	United Rentals North America, Inc., 3.875%, 11/15/27	145,230
435,000	United Rentals North America, Inc., 5.875%, 9/15/26	458,381
46,000	Vail Resorts, Inc., 144a, 6.250%, 5/15/25	48,818
909,000	Walmart, Inc., 2.850%, 7/8/24	987,657
83,000	WMG Acquisition Corp., 144a, 3.000%, 2/15/31	80,697
53,000	Wyndham Hotels & Resorts, Inc., 144a, 4.375%, 8/15/28	51,410
163,000	Wyndham Hotels & Resorts, Inc., 144a, 5.375%, 4/15/26	165,853
		15,977,061

	Energy — 4.4%
1,050,000	Aker BP ASA (Norway), 144a, 3.000%, 1/15/25	1,053,242
361,000	Apache Corp., 4.875%, 11/15/27	341,145
866,000	Boardwalk Pipelines LP, 4.450%, 7/15/27	932,635
615,000	Canadian Natural Resources Ltd. (Canada),6.250%, 3/15/38	730,385
718,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	619,317
134,000	Cenovus Energy, Inc. (Canada), 5.375%, 7/15/25	128,967
790,000	Cheniere Corpus Christi Holdings LLC, 7.000%, 6/30/24	909,573
124,000	Cheniere Energy Partners LP, 5.250%, 10/1/25	126,976
54,000	Cheniere Energy, Inc., 144a, 4.625%, 10/15/28	55,418
350,000	CNOOC Nexen Finance 2014 ULC (China),4.250%, 4/30/24	386,027
77,000	Continental Resources, Inc., 4.900%, 6/1/44	57,994
279,000	Delek Logistics Partners LP / Delek Logistics Finance Corp., 6.750%, 5/15/25	253,193
400,000	Ecopetrol SA (Colombia), 6.875%, 4/29/30	479,000
23,000	Endeavor Energy Resources LP / EER Finance, Inc., 144a, 6.625%, 7/15/25	23,633
890,000	Energy Transfer Partners LP, 4.950%, 6/15/28	943,062
290,000	Genesis Energy LP / Genesis Energy Finance Corp., 6.000%, 5/15/23	263,175
43,000	Global Partners LP / GLP Finance Corp., 144a, 6.875%, 1/15/29	43,430
500,000	KazMunayGas National Co. JSC (Kazakhstan), 144a, 4.750%, 4/19/27	556,400
400,000	KazMunayGas National Co. JSC (Kazakhstan), 144a,5.750%, 4/19/47	473,888
63,000	MEG Energy Corp. (Canada), 144a, 6.500%, 1/15/25	61,798
371,000	Montage Resources Corp., 8.875%, 7/15/23	377,029
299,000	Murphy Oil Corp., 6.375%, 12/1/42	234,715
947,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	1,205,439
664,000	NuStar Logistics LP, 5.625%, 4/28/27	655,823
23,000	Occidental Petroleum Corp., 4.100%, 2/15/47	15,527
242,000	Occidental Petroleum Corp., 4.200%, 3/15/48	166,375
355,000	Occidental Petroleum Corp., 6.625%, 9/1/30	327,488
187,000	Occidental Petroleum Corp., 8.500%, 7/15/27	188,442
176,000	ONEOK, Inc., 6.350%, 1/15/31	204,578
494,000	PDC Energy, Inc., 5.750%, 5/15/26	458,704
200,000	Pertamina Persero PT (Indonesia), 144a, 6.450%, 5/30/44	259,082
200,000	Petrobras Global Finance BV (Brazil), 6.850%, 6/5/15	213,000
350,000	Petrobras Global Finance BV (Brazil), 7.375%, 1/17/27	414,522
200,000	Petroleos del Peru SA (Peru), 144a, 4.750%, 6/19/32	216,600
200,000	Petroleos del Peru SA (Peru), 144a, 5.625%, 6/19/47	230,000
100,000	Petroleos Mexicanos (Mexico), 4.875%, 1/24/22	101,000
204,000	Petroleos Mexicanos (Mexico), 144a, 6.840%, 1/23/30	182,070
181,000	Petroleos Mexicanos (Mexico), 144a, 7.690%, 1/23/50	151,497
95,000	Range Resources Corp., 144a, 9.250%, 2/1/26	97,612
47,000	Rattler Midstream LP, 144a, 5.625%, 7/15/25	47,353
200,000	Saudi Arabian Oil Co. (Saudi Arabia), 144a, 4.250%, 4/16/39	229,897
53,000	Southwestern Energy Co., 8.375%, 9/15/28	52,078
169,000	Sunoco LP / Sunoco Finance Corp., 6.000%, 4/15/27	173,648
378,000	Tallgrass Energy Partners LP /Tallgrass Energy Finance Corp., 144a, 5.500%, 9/15/24	355,320
403,000	TerraForm Power Operating LLC, 144a, 4.750%, 1/15/30	426,172
350,000	YPF SA (Argentina), 144a, 6.950%, 7/21/27	233,625
		15,656,854

	Health Care — 4.2%
800,000	AbbVie, Inc., 4.450%, 5/14/46	952,712
569,000	AbbVie, Inc., 144a, 3.800%, 3/15/25	630,931
127,000	Acadia Healthcare Co., Inc., 144a, 5.000%, 4/15/29	128,746
896,000	Alcon Finance Corp. (Switzerland), 144a, 3.800%, 9/23/49	1,012,999
81,000	AMN Healthcare, Inc., 144a, 4.625%, 10/1/27	83,025
310,000	AMN Healthcare, Inc., 144a, 5.125%, 10/1/24	317,363
71,000	Avon International Operations, Inc. (United Kingdom), 144a, 7.875%, 8/15/22	71,837
662,000	Bausch Health Cos, Inc., 144a, 6.125%, 4/15/25	677,722
236,000	Bausch Health Cos, Inc., 144a, 6.250%, 2/15/29	242,740
247,000	Becton Dickinson and Co., (3M LIBOR +1.030%), 1.280%, 6/6/22(A)	248,709
518,000	Becton Dickinson and Co., 4.685%, 12/15/44	640,478
639,000	Bristol-Myers Squibb Co., 5.000%, 8/15/45	898,604
670,000	Cigna Corp., 4.375%, 10/15/28	797,004
407,000	CommonSpirit Health, 4.187%, 10/1/49	433,030
380,000	CommonSpirit Health, 4.200%, 8/1/23	409,805

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 46.8% (Continued)

	Health Care — (Continued)
$1,016,000	CVS Health Corp., 4.300%, 3/25/28	$1,189,199
477,000	CVS Health Corp., 5.125%, 7/20/45	602,684
177,000	DaVita, Inc., 144a, 3.750%, 2/15/31	170,548
167,000	DaVita, Inc., 144a, 4.625%, 6/1/30	171,058
1,019,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	1,139,808
117,000	Encompass Health Corp., 4.500%, 2/1/28	117,585
69,000	Encompass Health Corp., 4.625%, 4/1/31	69,000
156,000	HCA, Inc., 3.500%, 9/1/30	158,945
461,000	HCA, Inc., 5.375%, 2/1/25	504,795
70,000	Herbalife Nutrition Ltd. / HLF Financing, Inc., 144a, 7.875%, 9/1/25	75,163
378,000	HLF Financing Sarl LLC / Herbalife International, Inc., 144a, 7.250%, 8/15/26	388,395
447,000	Horizon Therapeutics USA, Inc., 144a, 5.500%, 8/1/27	474,379
53,000	LifePoint Health, Inc., 144a, 6.750%, 4/15/25	55,783
366,000	MEDNAX, Inc., 144a, 5.250%, 12/1/23	370,575
900,000	Mylan, Inc., 4.550%, 4/15/28	1,048,416
387,000	Select Medical Corp., 144a, 6.250%, 8/15/26	402,480
182,000	Teleflex, Inc., 4.875%, 6/1/26	187,915
53,000	Teleflex, Inc., 144a, 4.250%, 6/1/28	54,855
290,000	Tenet Healthcare Corp., 5.125%, 5/1/25	292,697
166,000	Tenet Healthcare Corp., 144a, 7.500%, 4/1/25	178,450
		15,198,435

	Utilities — 3.5%
584,000	AmericanWater Capital Corp., 6.593%, 10/15/37	887,934
95,000	Calpine Corp., 144a, 5.000%, 2/1/31	96,834
48,000	Clearway Energy Operating LLC, 144a, 4.750%, 3/15/28	49,560
119,000	DPL, Inc., 4.350%, 4/15/29	127,033
1,090,000	DTE Energy Co. Ser D, 3.700%, 8/1/23	1,178,335
712,000	Duke Energy Progress LLC, 4.150%, 12/1/44	887,605
707,000	Edison International, 4.125%, 3/15/28	725,379
922,000	Electricite de France SA (France), 144a, 4.500%, 9/21/28	1,095,831
200,000	Eskom Holdings SOC Ltd. (South Africa), 144a, 7.125%, 2/11/25	182,144
200,000	Genneia SA (Argentina), 144a, 8.750%, 1/20/22	154,020
656,000	Oncor Electric Delivery Co. LLC, 3.800%, 9/30/47	796,732
1,528,000	Pacific Gas and Electric Co., 3.500%, 8/1/50	1,377,677
853,000	PacifiCorp., 5.750%, 4/1/37	1,170,434
130,000	Pattern Energy Operations LP / Pattern Energy Operations, Inc., 144a, 4.500%, 8/15/28	134,875
200,000	Perusahaan Listrik Negara PT (Indonesia), 144a, 4.875%, 7/17/49	219,500
253,000	PG&E Corp., 5.000%, 7/1/28	245,410
47,000	PG&E Corp., 5.250%, 7/1/30	45,473
156,000	Rockpoint Gas Storage Canada Ltd. (Canada), 144a, 7.000%, 3/31/23	144,690
455,000	Talen Energy Supply LLC, 144a, 7.625%, 6/1/28	455,000
200,000	Three Gorges Finance I Cayman Islands Ltd. (China), 144a, 2.150%, 9/22/30	200,635
709,000	Virginia Electric & Power Co., 3.300%, 12/1/49	820,212
1,899,000	WEC Energy Group, Inc., (3M LIBOR +2.113%), 2.393%, 5/15/67(A)	1,541,156
		12,536,469

	Real Estate — 2.8%
660,000	American Homes 4 Rent LP REIT, 4.250%, 2/15/28	748,123
495,000	CoreCivic, Inc. REIT, 5.000%, 10/15/22	486,820
966,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	1,080,930
162,000	Diversified Healthcare Trust REIT, 9.750%, 6/15/25	180,189
824,000	Equinix, Inc. REIT, 2.900%, 11/18/26	888,709
231,000	GEO Group, Inc. (The) REIT, 5.875%, 1/15/22	223,650
260,000	GLP Capital LP / GLP Financing II, Inc. REIT, 5.375%, 4/15/26	288,158
1,106,000	Healthcare Realty Trust, Inc. REIT, 2.400%, 3/15/30	1,121,053
247,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 7/15/30	257,498
566,000	Life Storage LP REIT, 2.200%, 10/15/30	564,555
496,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc. REIT, 5.625%, 5/1/24	525,899
453,000	Mid-America Apartments LP REIT, 3.750%, 6/15/24	492,556
338,000	MPT Operating Partnership LP / MPT Finance Corp. REIT, 5.250%, 8/1/26	348,140
782,000	Realty Income Corp. REIT, 3.250%, 1/15/31	865,398
691,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	747,200
70,000	SBA Communications Corp. REIT, 144a, 3.875%, 2/15/27	71,050
350,000	STORE Capital Corp. REIT, 4.500%, 3/15/28	375,058
710,000	STORE Capital Corp. REIT, 4.625%, 3/15/29	761,334
		10,026,320

	Information Technology — 2.7%
629,000	Apple, Inc., 4.650%, 2/23/46	877,904
97,000	Black Knight InfoServ LLC, 144a, 3.625%, 9/1/28	98,031
180,000	Booz Allen Hamilton, Inc., 144a, 3.875%, 9/1/28	184,779
86,000	Boxer Parent Co., Inc., 144a, 7.125%, 10/2/25	91,853
316,000	Camelot Finance SA, 144a, 4.500%, 11/1/26	322,320
366,000	CDK Global, Inc., 4.875%, 6/1/27	385,215
1,020,000	Fiserv, Inc., 3.500%, 7/1/29	1,162,714
960,000	Global Payments, Inc., 2.650%, 2/15/25	1,018,815
1,050,000	Hewlett Packard Enterprise Co., 4.650%, 10/1/24	1,187,340
127,000	j2 Cloud Services LLC / j2 Global Co.-Obligor, Inc., 144a, 6.000%, 7/15/25	132,080
46,000	Logan Merger Sub, Inc., 144a, 5.500%, 9/1/27	46,531
122,000	Microchip Technology, Inc., 144a, 4.250%, 9/1/25	126,582
544,000	Micron Technology, Inc., 5.327%, 2/6/29	654,244
462,000	Microsoft Corp., 3.500%, 2/12/35	569,972
23,000	NCR Corp., 144a, 8.125%, 4/15/25	25,421
852,000	NXP BV / NXP Funding LLC (Netherlands), 144a, 5.350%, 3/1/26	1,007,272
204,000	Open Text Corp. (Canada), 144a, 3.875%, 2/15/28	206,358
370,000	SS&C Technologies, Inc., 144a, 5.500%, 9/30/27	393,206
624,000	Visa, Inc., 4.150%, 12/14/35	808,040
139,000	Western Digital Corp., 4.750%, 2/15/26	150,555
251,000	Xerox Holdings Corp., 144a, 5.000%, 8/15/25	248,056
		9,697,288

	Materials — 2.0%
307,000	Alcoa Nederland Holding BV, 144a, 7.000%, 9/30/26	321,583
31,000	Arconic Corp., 144a, 6.000%, 5/15/25	33,106
667,000	Braskem America Finance Co. (Brazil), 144a, 7.125%, 7/22/41	705,019
200,000	Braskem Netherlands Finance BV (Brazil), 144a, 4.500%, 1/10/28	192,500
300,000	Cemex SAB de CV (Mexico), 144a, 5.450%, 11/19/29	303,375
24,000	Clearwater Paper Corp., 144a, 4.750%, 8/15/28	24,060
210,000	Commercial Metals Co., 5.750%, 4/15/26	218,400
200,000	Corp. Nacional del Cobre de Chile (Chile), 144a, 4.500%, 9/16/25	225,377
270,000	CVR Partners LP / CVR Nitrogen Finance Corp., 144a, 9.250%, 6/15/23	249,750

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 46.8% (Continued)

	Materials — (Continued)
$732,000	Ecolab, Inc., 4.800%, 3/24/30	$933,697
181,000	FMG Resources August 2006 Pty Ltd. (Australia), 144a, 4.750%, 5/15/22	185,299
551,000	Freeport-McMoRan, Inc., 5.000%, 9/1/27	575,547
21,000	Hudbay Minerals, Inc. (Peru), 144a, 6.125%, 4/1/29	20,790
241,000	Hudbay Minerals, Inc. (Peru), 144a, 7.625%, 1/15/25	245,218
200,000	Indonesia Asahan Aluminium Persero PT (Indonesia), 6.757%, 11/15/48	256,871
200,000	Indonesia Asahan Aluminium Persero PT (Indonesia), 144a, 5.450%, 5/15/30	231,211
300,000	Industrias Penoles SAB de CV (Mexico), 144a, 5.650%, 9/12/49	348,990
200,000	Metinvest BV (Ukraine), 144a, 7.750%, 10/17/29	190,790
53,000	Minerals Technologies, Inc., 144a, 5.000%, 7/1/28	54,844
253,000	Novelis Corp., 144a, 5.875%, 9/30/26	259,958
272,000	Nufarm Australia Ltd. / Nufarm Americas, Inc. (Australia), 144a, 5.750%, 4/30/26	277,467
789,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	980,161
200,000	Suzano Austria GmbH (Brazil), 3.750%, 1/15/31	200,490
35,000	WR Grace & Co., 144a, 4.875%, 6/15/27	36,145
		7,070,648
	Total Corporate Bonds	$167,648,107

	U.S. Treasury Obligations — 13.7%
1,286,000	U.S. Treasury Bond, 1.250%, 5/15/50	1,222,504
12,475,000	U.S. Treasury Bond, 1.375%, 8/15/50	12,243,043
5,015,000	U.S. Treasury Bond, 2.250%, 8/15/49	5,981,367
6,965,000	U.S. Treasury Note, 0.125%, 8/31/22	6,964,728
3,600,000	U.S. Treasury Note, 0.250%, 6/30/25	3,598,734
4,230,000	U.S. Treasury Note, 0.375%, 3/31/22	4,245,367
3,000,000	U.S. Treasury Note, 0.625%, 5/15/30	2,991,094
3,930,000	U.S. Treasury Note, 1.500%, 10/31/24	4,134,790
3,900,000	U.S. Treasury Note, 1.500%, 11/30/24	4,106,578
3,660,000	U.S. Treasury Note, 1.750%, 12/31/20	3,674,743
	Total U.S. Treasury Obligations	$49,162,948

	Asset-Backed Securities —12.1%
2,170,884	Adams Outdoor Advertising LP, Ser 2018-1, Class A, 144a, 4.810%, 11/15/48	2,258,760
1,475,000	AGL CLO 6 Ltd. (Cayman Islands), Ser 2020-6A, Class A1, 144a, (3M LIBOR +1.950%), 2.201%, 7/20/31(A)	1,478,069
1,400,000	Aimco CLO 11 Ltd. (Cayman Islands), Ser 2020-11A, Class A2, 144a, (3M LIBOR +1.300%), 1.525%, 10/15/31(A)	1,400,000
1,450,000	Apidos CLO XVIII (Cayman Islands), Ser 2018-18A, Class A1, 144a, (3M LIBOR +1.140%), 1.398%, 10/22/30(A)	1,434,031
1,200,000	Avis Budget Rental Car Funding AESOP LLC, Ser 2015-2A, Class B, 144a, 3.420%, 12/20/21	1,202,566
1,375,000	Benefit Street Partners CLO XIX Ltd. (Cayman Islands), Ser 2019-19A, Class B, 144a, (3M LIBOR +2.000%), 2.275%, 1/15/33(A)	1,376,063
825,000	BSPRT Issuer Ltd. (Cayman Islands), Ser 2018-FL4, Class D, 144a, (1M LIBOR +2.750%), 2.902%, 9/15/35(A)	735,492
1,050,000	CF Hippolyta LLC, Ser 2020-1, Class A1,144a, 1.690%, 7/15/60	1,061,866
1,505,000	CIFC Funding Ltd. (Cayman Islands), Ser 2016-1A, Class A1R, 144a, (3M LIBOR +1.350%), 1.621%, 10/21/31(A)	1,494,634
2,412	CIT Home Equity Loan Trust, Ser 2002-1, Class AF5, 7.210%, 2/25/33(A)(B)	2,512
2,902,500	Coinstar Funding LLC, Ser 2017-1A, Class A2, 144a, 5.216%, 4/25/47	2,753,886
493,058	Domino’s Pizza Master Issuer LLC, Ser 2017-1A, Class A2II, 144a, 3.082%, 7/25/47	494,063
48,473	FFMLTTrust, Ser 2005-FFA, Class M3, 6.017%, 3/25/25(A)(B)	49,206
148,545	FHLMC Structured Pass Through Securities, Ser T-20, Class A5, 7.870%, 12/25/29(A)(B)	180,790
12,771	FNMA REMICTrust, Ser 2001-W2, Class AF6, 6.589%, 10/25/31(A)(B)	13,640
1,258,922	Hertz Vehicle Financing II LP, Ser 2016-4A, Class A, 144a, 2.650%, 7/25/22	1,260,751
781,911	Hertz Vehicle Financing II LP, Ser 2019-1A, Class A, 144a, 3.710%, 3/25/23	783,184
1,138,733	Hilton Grand Vacations Trust, Ser 2020-AA, Class A, 144a, 2.740%, 2/25/39	1,177,075
1,637,625	Jack In The Box Funding LLC, Ser 2019-1A, Class A2I, 144a, 3.982%, 8/25/49	1,678,746
970,000	Jersey Mike’s Funding, Ser 2019-1A, Class A2, 144a, 4.433%, 2/15/50	1,031,576
1,663,550	Jimmy Johns Funding LLC, Ser 2017-1A, Class A2I, 144a, 3.610%, 7/30/47	1,684,544
84,335	Kabbage Funding LLC, Ser 2019-1, Class A, 144a, 3.825%, 3/15/24	83,615
1,850,000	Madison Park Funding XVIII Ltd. (Cayman Islands), Ser 2015-18A, Class BR, 144a, (3M LIBOR +1.600%), 1.871%, 10/21/30(A)	1,811,352
1,505,000	Madison Park Funding XXXV Ltd. (Cayman Islands), Ser 2019-35A, Class A2A, 144a, (3M LIBOR +1.650%), 1.922%, 4/20/31(A)	1,504,992
231,700	Merrill Lynch Mortgage Investors Trust, Ser 2006-FF1, Class M4, (1M LIBOR +0.370%), 0.518%, 8/25/36(A)	231,413
953,227	Mid-State Capital Corp.Trust, Ser 2005-1, Class M2, 7.079%, 1/15/40	1,067,937
1,375,000	OHA Loan Funding Ltd. (Cayman Islands), Ser 2015-1A, Class B1R2, 144a, (3M LIBOR +1.900%), 2.180%, 11/15/32(A)	1,372,067
135,288	Orange Lake Timeshare Trust, Ser 2016-A, Class A, 144a, 2.610%, 3/8/29	136,765
1,300,000	TAL Advantage VII LLC, Ser 2020-1A, Class A, 144a, 2.050%, 9/20/45	1,302,323
700,000	Towd Point Mortgage Trust, Ser 2015-3, Class A2, 144a, 4.000%, 3/25/54(A)(B)	726,122
1,475,000	Towd Point Mortgage Trust, Ser 2015-4, Class A2, 144a, 3.750%, 4/25/55(A)(B)	1,537,554
650,000	Towd Point Mortgage Trust, Ser 2017-2, Class M1, 144a, 3.750%, 4/25/57(A)(B)	704,220
2,284,148	Towd Point Mortgage Trust, Ser 2019-1, Class A1, 144a, 3.750%, 3/25/58(A)(B)	2,474,484
600,000	Voya CLO Ltd. (Cayman Islands), Ser 2017-4A, Class A1, 144a, (3M LIBOR +1.130%), 1.405%, 10/15/30(A)	593,505
1,505,000	Voya CLO Ltd. (Cayman Islands), Ser 2019-2A, Class A, 144a, (3M LIBOR +1.270%), 1.542%, 7/20/32(A)	1,489,497
3,233,562	Wendys Funding LLC, Ser 2018-1A, Class A2I, 144a, 3.573%, 3/15/48	3,342,210
38,627	Westlake Automobile Receivables Trust, Ser 2018-1A, Class C, 144a, 2.920%, 5/15/23	38,671

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value
	Asset-Backed Securities — 12.1% (Continued)
$1,475,000	Whitebox Clo II Ltd. (Cayman Islands), Ser 2020-2A, Class A1, 144a, (3M LIBOR +1.750%), 1.992%, 10/24/31(A)	$1,475,797
	Total Asset-Backed Securities	$43,443,978

	Non-Agency Collateralized Mortgage Obligations —7.0%
2,099	Adjustable Rate Mortgage Trust, Ser 2004-4, Class 3A1, 3.320%, 3/25/35(A)(B)	2,100
2,029,603	Agate Bay Mortgage Trust, Ser 2015-7, Class B1, 144a, 3.745%, 10/25/45(A)(B)	2,096,075
3,163,018	Agate Bay Mortgage Trust, Ser 2015-7, Class B2, 144a, 3.745%, 10/25/45(A)(B)	3,234,366
15,309	Alternative Loan Trust, Ser 2004-30CB, Class 3A1, 5.000%, 2/1/21	15,288
5,839	CSFB Mortgage-Backed Trust, Ser 2004-7, Class 6A1, 5.250%, 11/25/34	6,003
1,206,645	CSMC Trust, Ser 2013-7, Class B3,144a, 3.518%, 8/25/43(A)(B)	1,211,612
1,192,797	CSMC Trust, Ser 2014-OAK1, Class B4,144a, 3.736%, 11/25/44(A)(B)	1,195,765
1,793,787	CSMC Trust, Ser 2015-1, Class B3, 144a, 3.930%, 1/25/45(A)(B)	1,785,268
1,808,023	CSMC Trust, Ser 2015-2, Class B4, 144a, 3.877%, 2/25/45(A)(B)	1,738,453
1,813,567	CSMC Trust, Ser 2015-WIN1, Class B3, 144a, 3.844%, 12/25/44(A)(B)	1,815,287
1,070,522	CSMC Trust, Ser 2018-RPL9, Class A, 144a, 3.850%, 9/25/57(A)(B)	1,174,199
270,461	Galton Funding Mortgage Trust, Ser 2019-1, Class A22, 144a, 4.000%, 2/25/59(A)(B)	279,044
1,109,293	GS Mortgage-Backed Securities Corp. Trust, Ser 2020-PJ3, Class A14, 144a, 3.000%, 10/25/50(A)(B)	1,137,590
36,115	JP Morgan Mortgage Trust, Ser 2005-A1, Class 2A1, 3.370%, 2/25/35(A)(B)	36,655
97,803	JP Morgan Mortgage Trust, Ser 2005-A2, Class 7CB1, 3.631%, 4/25/35(A)(B)	101,859
27,581	JP Morgan Mortgage Trust, Ser 2006-A4, Class 2A2, 3.443%, 6/25/36(A)(B)	23,372
1,744,950	JP Morgan Mortgage Trust, Ser 2017-1, Class B2, 144a, 3.509%, 1/25/47(A)(B)	1,773,565
18,824	MASTR Alternative Loans Trust, Ser 2004-7, Class 10A1, 6.000%, 6/25/34	20,205
161,960	Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3, 6.000%, 4/25/36	115,350
216,096	Sequoia Mortgage Trust, Ser 2013-1, Class B1, 3.620%, 2/25/43(A)(B)	220,028
253,372	Sequoia Mortgage Trust, Ser 2013-1, Class B2, 3.620%, 2/25/43(A)(B)	256,450
431,747	Sequoia Mortgage Trust, Ser 2013-10, Class B2, 144a, 3.553%, 8/25/43(A)(B)	436,723
409,627	Sequoia Mortgage Trust, Ser 2013-5, Class B1, 144a, 3.498%, 5/25/43(A)(B)	418,420
890,354	Sequoia Mortgage Trust, Ser 2014-2, Class B2, 144a, 4.072%, 7/25/44(A)(B)	916,854
1,795,321	Sequoia Mortgage Trust, Ser 2017-1, Class A4, 144a, 3.500%, 2/25/47(A)(B)	1,810,373
2,164,285	Sequoia Mortgage Trust, Ser 2017-2, Class A1, 144a, 3.500%, 2/25/47(A)(B)	2,231,752
1,087,000	Sequoia Mortgage Trust, Ser 2018-CH4, Class A13, 144a, 4.500%, 10/25/48(A)(B)	1,112,616
65,965	Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser 2005-9, Class 2A4, 5.500%, 11/25/35	67,604
	Total Non-Agency Collateralized Mortgage Obligations	$25,232,876

	U.S. Government Mortgage-Backed Obligations — 5.9%
133,390	FHLMC, Pool #1Q0339, (12M LIBOR +1.917%), 3.883%, 4/1/37(A)	141,531
11,517	FHLMC, Pool #A12886, 5.000%, 8/1/33	13,247
52,970	FHLMC, Pool #A13842, 6.000%, 9/1/33	59,209
9,098	FHLMC, Pool #A21415, 5.000%, 5/1/34	10,447
15,228	FHLMC, Pool #A35682, 5.000%, 7/1/35	17,480
9,638	FHLMC, Pool #A36523, 5.000%, 8/1/35	11,082
32,555	FHLMC, Pool #A46590, 5.000%, 8/1/35	35,670
4,602	FHLMC, Pool #A64971, 5.500%, 8/1/37	5,242
2,637,676	FHLMC, Pool #A89148, 4.000%, 10/1/39	2,915,578
91,540	FHLMC, Pool #A96485, 4.500%, 1/1/41	103,049
489,451	FHLMC, Pool #A97897, 4.500%, 4/1/41	560,825
16,846	FHLMC, Pool #C62740, 7.000%, 1/1/32	19,408
16,436	FHLMC, Pool #C72254, 6.500%, 7/1/32	19,065
40,425	FHLMC, Pool #C90986, 7.000%, 6/1/26	43,827
14,510	FHLMC, Pool #G02184, 5.000%, 4/1/36	16,687
2,531,155	FHLMC, Pool #G05624, 4.500%, 9/1/39	2,846,679
240,560	FHLMC, Pool #G05733, 5.000%, 11/1/39	277,266
95,285	FHLMC, Pool #J13584, 3.500%, 11/1/25	100,945
1,258,612	FHLMC REMICS, Pool #RA2970, 2.500%, 7/1/50	1,324,350
38,056	FNMA, Pool #255628, 5.500%, 2/1/25	42,198
10,137	FNMA, Pool #426830, 8.000%, 11/1/24	10,249
6,941	FNMA, Pool #540040, 7.500%, 6/1/28	6,968
12,130	FNMA, Pool #561741, 7.500%, 1/1/31	14,040
25,027	FNMA, Pool #640291, 7.000%, 8/1/32	25,466
28,171	FNMA, Pool #653301, 6.500%, 7/1/32	31,507
15,333	FNMA, Pool #653502, 6.500%, 7/1/32	17,148
24,684	FNMA, Pool #670402, 6.500%, 6/1/32	27,941
127,561	FNMA, Pool #745257, 6.000%, 1/1/36	150,615
61,393	FNMA, Pool #748895, 6.000%, 12/1/33	65,810
45,323	FNMA, Pool #758564, 6.000%, 9/1/24	50,527
58,854	FNMA, Pool #810049, 5.500%, 3/1/35	65,716
90,385	FNMA, Pool #819297, 6.000%, 9/1/35	106,806
699,218	FNMA, Pool #881279, 5.000%, 11/1/36	804,185
26,624	FNMA, Pool #889060, 6.000%, 1/1/38	31,281
65,930	FNMA, Pool #889061, 6.000%, 1/1/38	77,784
5,877	FNMA, Pool #895657, 6.500%, 8/1/36	6,693
107,284	FNMA, Pool #905049, 5.500%, 11/1/36	119,017
436,592	FNMA, Pool #928553, 5.500%, 8/1/37	510,121
681,333	FNMA, Pool #931535, 5.500%, 7/1/39	757,849
171,426	FNMA, Pool #AA3467, 4.500%, 4/1/39	192,587
269,346	FNMA, Pool #AA4584, 4.500%, 4/1/39	302,487
66,627	FNMA, Pool #AB1800, 4.000%, 11/1/40	74,034
139,646	FNMA, Pool #AB2452, 4.000%, 3/1/26	148,185
47,998	FNMA, Pool #AD3775, 4.500%, 3/1/25	51,031
75,641	FNMA, Pool #AD6193, 5.000%, 6/1/40	86,933
114,798	FNMA, Pool #AE1568, 4.000%, 9/1/40	125,921
446,102	FNMA, Pool #AE2497, 4.500%, 9/1/40	509,212
55,592	FNMA, Pool #AE5441, 5.000%, 10/1/40	64,048
204,373	FNMA, Pool #AH1135, 5.000%, 1/1/41	235,464
77,725	FNMA, Pool #AH3671, 4.000%, 2/1/26	82,436
406,706	FNMA, Pool #AH6622, 4.000%, 3/1/41	463,849
451,646	FNMA, Pool #AL0150, 4.000%, 2/1/41	501,948
89,088	FNMA, Pool #AL0211, 5.000%, 4/1/41	102,637

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value
	U.S. Government Mortgage-Backed Obligations — 5.9% (Continued)
$2,855,070	FNMA, Pool #AL5718, 3.500%, 9/1/44	$3,147,633
540,503	FNMA, Pool #AS0779, 4.000%, 10/1/43	611,710
44,848	FNMA, Pool #AS7813, 4.000%, 8/1/46	48,661
1,395,095	FNMA, Pool #MA4128, 2.000%, 9/1/40	1,443,216
1,193,785	GNMA, Pool #4424, 5.000%, 4/20/39	1,363,253
	Total U.S. Government Mortgage-Backed Obligations	$20,998,753

	Commercial Mortgage-Backed Securities — 4.4%
2,500,000	Austin Fairmont Hotel Trust, Ser 2019-FAIR, Class C, 144a, (1M LIBOR +1.450%), 1.602%, 9/15/32(A)	2,340,600
500,000	BANK, Ser 2018-BN14, Class A3, 3.966%, 9/15/60	583,123
1,492,655	COMM Mortgage Trust, Ser 2014-CR14, Class A2, 3.147%, 2/10/47	1,505,550
580,000	DBUBS Mortgage Trust, Ser 2017-BRBK, Class B, 144a, 3.648%, 10/10/34(A)(B)	615,507
550,000	Eleven Madison Trust Mortgage Trust, Ser 2015-11MD, Class C, 144a, 3.673%, 9/10/35(A)(B)	570,091
1,189,000	FREMF Mortgage Trust, Ser 2012-K23, Class C, 144a, 3.782%, 10/25/45(A)(B)	1,233,665
595,000	GS Mortgage Securities Corp. II, Ser 2017-SLP, Class B, 144a, 3.772%, 10/10/32	603,311
1,750,000	GS Mortgage Securities Trust, Ser 2017-FARM, Class B, 144a, 3.659%, 1/10/43(A)(B)	1,869,125
3,000,000	Hudson Yards Mortgage Trust, Ser 2016-10HY, Class A, 144a, 2.835%, 8/10/38	3,221,824
528,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2016-NINE, Class B, 144a, 2.949%, 9/6/38(A)(B)	555,567
1,200,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2018-MINN, Class A, 144a, (1M LIBOR +1.020%), 2.020%, 11/15/35(A)	1,151,375
575,000	Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Class B, 4.443%, 8/15/45(A)(B)	599,428
860,831	Wells Fargo Commercial Mortgage Trust, Ser 2018-BXI, Class C, 144a, (1M LIBOR +1.156%), 1.309%, 12/15/36(A)	854,255
	Total Commercial Mortgage-Backed Securities	$15,703,421

	Sovereign Government Obligations — 3.7%
200,000	Abu Dhabi Government International Bond, 144a, 3.875%, 4/16/50	244,000
200,000	Angolan Government International Bond, 9.375%, 5/8/48	155,944
200,000	Angolan Government International Bond, 144a, 8.000%, 11/26/29	157,894
275,000	Angolan Government International Bond, 144a, 8.250%, 5/9/28	218,488
242,500	Argentine Republic Government International Bond, 0.125%, 7/9/35(A)(B)	91,180
12,043	Argentine Republic Government International Bond, 1.000%, 7/9/29	5,492
521,000	Colombia Government International Bond, 5.000%, 6/15/45	606,965
250,000	Colombia Government International Bond, 6.125%, 1/18/41	320,625
200,000	Costa Rica Government International Bond, 144a, 4.375%, 4/30/25	187,100
200,000	Costa Rica Government International Bond, 144a, 5.625%, 4/30/43	164,800
200,000	Dominican Republic International Bond, 144a, 4.875%, 9/23/32	198,900
200,000	Dominican Republic International Bond, 144a, 5.875%, 4/18/24	211,600
150,000	Dominican Republic International Bond, 144a, 5.950%, 1/25/27	160,950
100,000	Dominican Republic International Bond, 144a, 6.850%, 1/27/45	105,300
85,050	Ecuador Government International Bond, 144a, 0.500%, 7/31/30(A)(B)	57,410
222,885	Ecuador Government International Bond, 144a, 0.500%, 7/31/35(A)(B)	123,146
102,150	Ecuador Government International Bond, 144a, 0.500%, 7/31/40(A)(B)	50,947
26,958	Ecuador Government International Bond, 144a, 6.610%, 7/31/30#	12,503
400,000	Egypt Government International Bond, 144a, 5.750%, 5/29/24	408,842
200,000	Egypt Government International Bond, 144a, 7.500%, 1/31/27	209,706
200,000	Egypt Government International Bond, 144a, 8.150%, 11/20/59	186,000
400,000	Egypt Government International Bond, 144a, 8.500%, 1/31/47	386,425
100,000	El Salvador Government International Bond, 144a, 5.875%, 1/30/25	87,200
200,000	El Salvador Government International Bond, 144a, 6.375%, 1/18/27	171,700
200,000	Ghana Government International Bond, 144a, 8.950%, 3/26/51	172,693
200,000	Government of Sharjah Finance Department, 144a, 4.000%, 7/28/50	204,564
200,000	Guatemala Government Bond, 144a, 6.125%, 6/1/50	238,500
200,000	Israel Government International Bond, 4.500%, 4/3/20	274,000
200,000	Ivory Coast Government International Bond, 144a, 6.375%, 3/3/28	199,654
150,000	Jamaica Government International Bond, 8.000%, 3/15/39	194,325
200,000	Kenya Government International Bond, 144a, 7.250%, 2/28/28	196,774
200,000	Lebanese Republic Government International Bond MTN, 6.650%, 2/26/30	30,688
200,000	Mexico Government International Bond, 4.125%, 1/21/26	222,502
490,000	Mexico Government International Bond, 4.500%, 1/31/50	518,175
200,000	Mexico Government International Bond, 4.750%, 4/27/32	225,700
200,000	Mongolia Government International Bond, 144a, 5.625%, 5/1/23	205,254
200,000	Nigeria Government International Bond, 5.625%, 6/27/22	201,200
400,000	Nigeria Government International Bond, 144a, 7.875%, 2/16/32	381,128
250,000	Oman Government International Bond, 144a, 4.125%, 1/17/23	245,000

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value
	Sovereign Government Obligations — 3.7% (Continued)
$200,000	Oman Government International Bond, 144a, 5.375%, 3/8/27	$183,787
300,000	Pakistan Government International Bond, 144a, 7.875%, 3/31/36	298,056
200,000	Panama Government International Bond, 4.500%, 4/1/56	250,500
200,000	Paraguay Government International Bond, 144a, 4.625%, 1/25/23	211,502
200,000	Paraguay Government International Bond, 144a, 5.400%, 3/30/50	242,500
300,000	Perusahaan Penerbit SBSN Indonesia III, 144a, 4.350%, 9/10/24	335,088
300,000	Province of Santa Fe (Argentina), 144a, 7.000%, 3/23/23	236,250
500,000	Republic of Azerbaijan International Bond, 144a, 4.750%, 3/18/24	523,720
200,000	Republic of Belarus International Bond, 144a, 6.875%, 2/28/23	193,524
300,000	Republic of South Africa Government International Bond, 4.850%, 9/27/27	295,668
200,000	Republic of South Africa Government International Bond, 5.750%, 9/30/49	169,336
375,000	Sri Lanka Government International Bond, 144a, 6.125%, 6/3/25	260,625
200,000	Sri Lanka Government International Bond, 144a, 7.550%, 3/28/30	135,000
350,000	Turkey Government International Bond, 4.875%, 4/16/43	260,306
400,000	Turkey Government International Bond, 5.750%, 5/11/47	316,280
200,000	Ukraine Government International Bond, 7.750%, 9/1/26	198,750
400,000	Ukraine Government International Bond, 144a, 7.375%, 9/25/32	375,080
375,000	Ukraine Government International Bond, 144a, 7.750%, 9/1/21	383,932
200,000	Uruguay Government International Bond, 4.375%, 1/23/31	237,752
	Total Sovereign Government Obligations	$13,140,930

	Agency Collateralized Mortgage Obligations — 2.7%
3,780,967	FHLMC REMIC, Ser 3331, Class PE, 6.000%, 6/15/37	4,455,687
1,016,056	FHLMC REMIC, Ser 3859, Class JB, 5.000%, 5/15/41	1,145,709
175,090	FNMA REMIC, Ser 2003-32, Class BZ, 6.000%, 11/25/32	205,254
520,279	FNMA REMIC, Ser 2012-47, Class AI, 3.000%, 5/25/22(C)	9,392
52,448	FNMA REMIC, Ser 2015-51, Class KC, 3.000%, 6/25/45	55,853
656,859	FNMA REMIC, Ser 2017-90, Class KA, 3.000%, 11/25/47	706,470
76,224	FNMA Trust, Ser 2004-W15, Class 2AF, (1M LIBOR +0.250%), 0.398%, 8/25/44(A)	75,794
1,575,363	GNMA, Ser 2010-169, Class AW, 4.500%, 12/20/40	1,754,064
7,622,308	GNMA, Ser 2012-147, Class IO, 0.558%, 4/16/54(A)(B)(C)	224,749
3,233,822	GNMA, Ser 2016-113, Class IO, 1.157%, 2/16/58(A)(B)(C)	240,447
15,585,224	GNMA, Ser 2016-140, Class IO, 0.895%, 5/16/58(A)(B)(C)	897,883
	Total Agency Collateralized Mortgage Obligations	$9,771,302

		Market
Shares		Value
	Short-Term Investment Fund — 4.0%
14,459,317	Dreyfus Government Cash Management, Institutional Shares, 0.02%∞Ω	$14,459,317
	Total Investment Securities — 100.3%
	(Cost $342,185,720)	$359,561,632

	Liabilities in Excess of Other Assets — (0.3)%	(962,858)
	Net Assets — 100.0%	$358,598,774

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2020.
(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(C)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
#	Zero coupon bond - Rate shown reflects effective yield to maturity at time of purchase.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2020.

Portfolio Abbreviations:

CLO - Collateralized Loan Obligation

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities were valued at $147,501,293 or 41.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Active Bond Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$167,648,107	$—	$167,648,107
U.S. Treasury Obligations	—	49,162,948	—	49,162,948
Asset-Backed Securities	—	43,443,978	—	43,443,978
Non-Agency Collateralized Mortgage Obligations	—	25,232,876	—	25,232,876
U.S. Government Mortgage-Backed Obligations	—	20,998,753	—	20,998,753
Commercial Mortgage-Backed Securities	—	15,703,421	—	15,703,421
Sovereign Government Obligations	—	13,140,930	—	13,140,930
Agency Collateralized Mortgage Obligations	—	9,771,302	—	9,771,302
Short-Term Investment Fund	14,459,317	—	—	14,459,317
Total Assets	$14,459,317	$345,102,315	$—	$359,561,632

Liabilities:
Other Financial Instruments*
Futures Interest Rate Contracts	$(7,671)	$—	$—	$(7,671)
Total	$14,451,646	$345,102,315	$—	$359,553,961

*Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized depreciation on futures contracts and is included in Payable for variation margin for futures contracts on the Statement of Assets and Liabilities.

Futures Contracts

The Fund had the following futures contracts, brokered by Wells Fargo, open at September 30, 2020:

		Number of		Unrealized
Description	Expiration Date	Contracts	Notional Value	Depreciation
Long Futures:
Ultra Long U.S. Treasury Bond Futures	12/21/2020	27	$5,996,609	$(7,671)

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Anti-Benchmark® International Core Equity Fund – September 30, 2020

		Market
	Shares	Value

Common Stocks — 99.7%

Japan — 30.3%

Communication Services — 7.2%
Capcom Co. Ltd.	3,500	$195,330
CyberAgent, Inc.	5,000	308,758
KDDI Corp.	10,900	274,152
Nexon Co. Ltd.	18,500	461,460
Nippon Telegraph &Telephone Corp.	17,900	365,459
NTT DOCOMO, Inc.	20,200	742,272
Z Holdings Corp.	48,400	323,284

Consumer Discretionary — 8.3%
ABC-Mart, Inc.	3,100	161,405
Asics Corp.	7,800	109,056
Goldwin, Inc.	4,800	381,559
K’s Holdings Corp.	39,700	537,458
Pan Pacific International Holdings Corp.	23,400	544,946
Shimamura Co. Ltd.	4,200	408,003
Skylark Holdings Co. Ltd.†	25,400	362,907
Sushiro Global Holdings Ltd.	6,300	160,236
Yamada Holdings Co. Ltd.	47,300	235,882
ZOZO, Inc.	6,200	173,009

Consumer Staples — 8.7%
Ain Holdings, Inc.	8,300	581,490
Ezaki Glico Co. Ltd.	6,600	295,131
Kobayashi Pharmaceutical Co. Ltd.	3,600	347,853
Lawson, Inc.	9,500	452,985
Lion Corp.	9,800	201,185
Sundrug Co. Ltd.	4,300	162,088
Tsuruha Holdings, Inc.	600	85,060
Welcia Holdings Co. Ltd.	12,000	526,241
Yamazaki Baking Co. Ltd.	32,300	563,021

Financials — 0.1%
Japan Post Insurance Co. Ltd.	3,100	48,810

Health Care — 1.8%
Chugai Pharmaceutical Co. Ltd.	9,000	403,879
Nihon Kohden Corp.	8,100	266,421

Industrials — 1.9%
Hoshizaki Corp.	2,300	183,532
MonotaRO Co. Ltd.	8,000	397,368
SG Holdings Co. Ltd.	2,500	130,084

Information Technology —1.0%
Anritsu Corp.†	7,200	164,075
NET One Systems Co. Ltd.	4,300	195,370

Utilities — 1.3%
Toho Gas Co. Ltd.	9,700	479,964
Total Japan		11,229,733

United Kingdom — 8.4%
Communication Services — 0.5%
Pearson PLC	24,861	176,354

Consumer Discretionary —1.9%
Games Workshop Group PLC	1,250	164,001
Ocado Group PLC*	15,459	546,774

Consumer Staples — 1.1%
J Sainsbury PLC	92,118	226,807
Unilever NV	3,258	197,850

Financials — 2.1%
Hiscox Ltd.*	40,715	469,809
IG Group Holdings PLC	28,949	295,660

Health Care — 1.1%
ConvaTec Group PLC, 144a	181,507	418,138

Industrials — 1.3%
International Consolidated Airlines Group SAY†	275,705	336,725
International Consolidated Airlines Group SA*	114,325	139,628

Utilities — 0.4%
Centrica PLC	254,822	131,852
Total United Kingdom		3,103,598

Hong Kong — 7.4%
Communication Services — 1.2%
PCCW Ltd.	735,000	439,694

Consumer Staples — 1.2%
Vitasoy International Holdings Ltd.†	114,000	444,541

Financials — 0.1%
Hang Seng Bank Ltd.	3,000	44,444

Industrials — 2.5%
Jardine Matheson Holdings Ltd.	13,800	548,572
Jardine Strategic Holdings Ltd.	19,100	378,692

Information Technology — 1.0%
ASM Pacific Technology Ltd.	34,500	353,182

Real Estate — 1.4%
Link REIT	62,200	509,691
Pacific Century Premium Developments Ltd.*	79,380	20,932
Total Hong Kong		2,739,748

Denmark — 6.5%
Consumer Discretionary — 0.9%
Pandora A/S	4,686	338,038

Consumer Staples — 0.7%
Royal Unibrew A/S	2,614	269,428

Health Care — 4.2%
Ambu A/S - Class B	12,177	342,897
Ascendis Pharma A/S ADR*	2,451	378,238
Coloplast A/S - Class B	3,389	537,119
Novo Nordisk A/S - Class B	4,367	302,566

Industrials — 0.7%
ISS A/S*	19,126	251,731
Total Denmark		2,420,017

Australia — 6.4%
Consumer Discretionary — 1.4%
Domino’s Pizza Enterprises Ltd.	8,090	462,563
IDP Education Ltd.	4,327	59,567

Consumer Staples — 0.5%
Treasury Wine Estates Ltd.	26,838	172,441

Health Care — 1.6%
Cochlear Ltd.	2,075	296,452
CSL Ltd.	1,444	298,282

Materials — 2.9%
Evolution Mining Ltd.	95,083	397,203
Newcrest Mining Ltd.	7,215	163,607
Northern Star Resources Ltd.	32,296	320,023
Saracen Mineral Holdings Ltd.*	58,082	218,346
Total Australia		2,388,484

Netherlands — 4.5%
Consumer Discretionary — 0.5%
Just Eat Takeaway, 144a*	1,529	171,143

Consumer Staples — 1.2%
Koninklijke Ahold Delhaize NV	15,461	456,995

Energy —1.8%
Koninklijke Vopak NV	9,563	538,856

Touchstone Anti-Benchmark® International Core Equity Fund (Continued)

		Market
	Shares	Value
Common Stocks — 99.7% (Continued)

Netherlands — (Continued)

Energy — (Continued)
SBM Offshore NV	8,451	$134,807

Industrials —1.0%
Signify NV, 144a*	10,284	380,775
Total Netherlands		1,682,576

Finland — 3.9%
Communication Services —1.4%
Elisa Oyj	8,764	515,246

Consumer Discretionary — 0.7%
Nokian Renkaat Oyj	8,790	248,476

Energy — 0.4%
Neste Oyj	3,009	158,453

Health Care — 1.4%
Orion Oyj - Class B	11,888	538,605
Total Finland		1,460,780

France — 3.6%
Communication Services — 0.6%
Publicis Groupe SA	6,683	215,393

Consumer Discretionary — 0.4%
SEB SA	891	144,940

Consumer Staples — 0.7%
Carrefour SA †	16,700	266,851

Health Care — 1.4%
BioMerieux	3,342	523,124

Real Estate — 0.5%
Covivio REIT	2,499	175,477
Total France		1,325,785

Germany — 3.2%
Consumer Discretionary —1.4%
Delivery Hero SE, 144a*	690	79,170
HelloFresh SE*	7,864	438,695

Real Estate —1.8%
Deutsche Wohnen SE	10,035	501,542
Vonovia SE	2,686	184,133
Total Germany		1,203,540

Belgium — 3.0%
Communication Services — 0.6%
Proximus SADP	12,723	232,334

Consumer Staples — 1.5%
Colruyt SA	8,499	551,643

Materials — 0.9%
Umicore SA	7,442	309,546
Total Belgium		1,093,523

Israel — 2.9%
Financials — 1.0%
Bank Leumi Le-Israel BM	81,628	359,356

Health Care — 0.5%
Teva Pharmaceutical Industries Ltd.*	21,784	197,038

Information Technology —1.4%
Nice Ltd.*	2,340	530,536
Total Israel		1,086,930

Italy —2.3%
Communication Services — 0.9%
Telecom Italia SpA/Milano	614,735	246,388
Telecom Italia SpA/Milano	198,949	80,330

Health Care —1.4%
DiaSorin SpA	2,653	533,762
Total Italy		860,480

Luxembourg — 2.2%
Communication Services — 1.0%
SES SA	50,822	359,789

Health Care — 1.2%
Eurofins Scientific SE*	592	468,963
Total Luxembourg		828,752

Sweden — 2.2%
Consumer Discretionary — 0.6%
Evolution Gaming Group AB, 144a	3,274	216,324

Consumer Staples — 1.4%
ICA Gruppen AB†	10,672	542,157

Health Care — 0.2%
Elekta AB - Class B	4,800	60,319
Total Sweden		818,800

Switzerland — 2.2%
Consumer Staples —1.1%
Chocoladefabriken Lindt & Spruengli AG	49	413,608

Real Estate — 1.1%
PSP Swiss Property AG	3,183	384,509
Total Switzerland		798,117

United States — 2.1%
Health Care — 1.4%
QIAGEN NV*	10,135	526,407

Materials — 0.7%
James Hardie Industries PLC	10,220	244,992
Total United States		771,399

China — 2.0%
Consumer Staples — 1.3%
Sun Art Retail Group Ltd.	422,000	468,528

Health Care — 0.7%
Microport Scientific Corp.	69,000	275,918
Total China		744,446

Norway —1.7%
Consumer Staples — 1.7%
Mowi ASA	27,241	484,669
Orkla ASA	15,060	151,993
Total Norway		636,662

New Zealand —1.7%
Communication Services — 0.8%
Spark New Zealand Ltd.	86,949	271,307

Health Care — 0.9%
Fisher & Paykel Healthcare Corp. Ltd.	15,482	341,696
Total New Zealand		613,003

Ireland — 1.6%
Consumer Staples — 1.2%
Kerry Group PLC - Class A	3,515	451,267

Health Care — 0.4%
Amarin Corp. PLC ADR*	35,600	149,876
Total Ireland		601,143

Touchstone Anti-Benchmark® International Core Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks — 99.7% (Continued)

Spain — 1.3%

Consumer Staples — 0.4%
Viscofan SA	1,978	$131,957

Utilities — 0.9%
Red Electrica Corp. SA	18,160	340,597
Total Spain		472,554

Egypt — 0.2%
Materials — 0.2%
Centamin PLC	25,032	65,351

Jordan — 0.1%
Health Care — 0.1%
Hikma Pharmaceuticals PLC	1,368	45,789

Armenia — 0.0%
Health Care — 0.0%
NMC Health PLC(A)*	15,156	1,975
Total Common Stocks		$36,993,185

Short-Term Investment Funds — 4.4%
Dreyfus Government Cash Management, Institutional Shares, 0.02%∞Ω	18,463	18,463
Invesco Government & Agency Portfolio, Institutional Class, 0.02%**∞Ω	1,614,322	1,614,322
Total Short-Term Investment Funds		$1,632,785

Total Investment Securities—104.1%
(Cost $35,229,619)		$38,625,970

Liabilities in Excess of Other Assets — (4.1%)		(1,507,077)

Net Assets —100.0%		$37,118,893

(A)	Level 3 - For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2020 was $1,553,294.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities were valued at $1,265,550 or 3.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Japan	$526,241	$10,703,492	$—	$11,229,733
United Kingdom	295,660	2,807,938	—	3,103,598
Hong Kong	—	2,739,748	—	2,739,748
Denmark	378,238	2,041,779	—	2,420,017
Australia	—	2,388,484	—	2,388,484
Netherlands	919,631	762,945	—	1,682,576
Finland	—	1,460,780	—	1,460,780
France	—	1,325,785	—	1,325,785
Germany	438,695	764,845	—	1,203,540
Belgium	783,977	309,546	—	1,093,523
Israel	—	1,086,930	—	1,086,930
Italy	—	860,480	—	860,480
Luxembourg	—	828,752	—	828,752
Sweden	—	818,800	—	818,800
Switzerland	—	798,117	—	798,117
United States	526,407	244,992	—	771,399
China	—	744,446	—	744,446
Norway	—	636,662	—	636,662
New Zealand	—	613,003	—	613,003
Ireland	601,143	—	—	601,143
Spain	131,957	340,597	—	472,554
Egypt	—	65,351	—	65,351
Jordan	45,789	—	—	45,789
Armenia	—	—	1,975	1,975
Short-Term Investment Funds	1,632,785	—	—	1,632,785
Total	$6,280,523	$32,343,472	$1,975	$38,625,970

Measurements Using Unobservable Inputs (Level 3)

Common
Assets	Stocks
Beginning balance, September 30, 2019	$—
Transfer into Level 3	3,193
Purchases & Sales	—
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,218)
Ending balance, September 30, 2020	$1,975
Net Change in Unrealized Appreciation/Depreciation for Investments in Securities still held at September 30, 2020	$(1,218)

		Valuation	Unobservable
Common Stocks	Fair value	Technique	Input
		Discounted	50%
NMC Health PLC	$1,975	Market Value	Discount Rate

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Anti-Benchmark® US Core Equity Fund – September 30, 2020

		Market
	Shares	Value

Common Stocks — 98.8%

Consumer Staples — 21.6%
Boston Beer Co., Inc.(The) - Class A*	100	$88,336
Campbell Soup Co.	18,289	884,639
Church & Dwight Co., Inc.	1,743	163,337
Clorox Co. (The)	3,314	696,503
Conagra Brands, Inc.	19,909	710,950
General Mills, Inc.	10,552	650,847
Hormel Foods Corp.	1,743	85,215
JM Smucker Co. (The)	7,791	900,016
Kellogg Co.	4,766	307,836
Keurig Dr Pepper, Inc.	14,588	402,629
Kraft Heinz Co. (The)	16,629	498,039
Kroger Co. (The)	25,409	861,619
Lamb Weston Holdings, Inc.	5,705	378,070
		6,628,036

Health Care —19.3%
ABIOMED, Inc.*	2,715	752,218
Alnylam Pharmaceuticals, Inc.*	1,284	186,950
Biogen, Inc.*	2,391	678,279
DENTSPLY SIRONA, Inc.	2,677	117,065
DexCom, Inc.*	1,210	498,798
Gilead Sciences, Inc.	7,731	488,522
Immunomedics, Inc.*	4,300	365,629
Insulet Corp.*	969	229,256
Jazz Pharmaceuticals PLC*	3,294	469,691
Moderna, Inc.*	7,415	524,611
Mylan N.V.*	14,255	211,402
Neurocrine Biosciences, Inc.*	1,973	189,724
Regeneron Pharmaceuticals, Inc.*	266	148,902
Sarepta Therapeutics, Inc.*	1,922	269,906
Seattle Genetics, Inc.*	630	123,285
Teladoc Health, Inc.*	3,055	669,778
		5,924,016

Consumer Discretionary —15.0%
Aramark	4,767	126,087
AutoZone, Inc.*	188	221,396
Carnival Corp.	4,906	74,473
Chegg, Inc.*	7,442	531,657
Chipotle Mexican Grill, Inc.*	485	603,199
Dollar Tree, Inc.*	5,193	474,329
Domino’s Pizza, Inc.	2,254	958,581
Expedia Group, Inc.	1,122	102,876
Las Vegas Sands Corp.	855	39,894
Marriott International, Inc. - Class A	3,218	297,922
NVR, Inc.*	31	126,577
Royal Caribbean Cruises Ltd.	963	62,335
Target Corp.	862	135,696
Ulta Beauty, Inc.*	369	82,649
Yum China Holdings, Inc. (China)	14,933	790,702
		4,628,373

Information Technology — 10.2%
Atlassian Corp. PLC - Class A*	410	74,534
Citrix Systems, Inc.	989	136,195
DocuSign, Inc.*	3,395	730,740
Fastly, Inc. - Class A*	1,582	148,202
NortonLifeLock, Inc.	31,018	646,415
RingCentral, Inc. - Class A*	378	103,803
Slack Technologies, Inc. - Class A*	5,385	144,641
Twilio, Inc. - Class A*	218	53,866
Zoom Video Communications, Inc. - Class A*	1,287	605,032
Zscaler, Inc.*	3,492	491,289
		3,134,717

Communication Services — 8.3%
Activision Blizzard, Inc.	1,142	92,445
Discovery, Inc. - Class C*	5,400	105,840
Fox Corp. - Class A	4,940	137,480
Match Group, Inc.*	1,403	155,242
Netflix, Inc.*	213	106,506
Roku, Inc.*	3,242	612,090
Snap, Inc. - Class A*	20,627	538,571
Spotify Technology SA*	2,115	513,036
Take-Two Interactive Software, Inc.*	206	34,035
Verizon Communications, Inc.	4,314	256,640
		2,551,885

Real Estate — 7.4%
AGNC Investment Corp. REIT	28,203	392,304
Annaly Capital Management, Inc. REIT	68,892	490,511
Extra Space Storage, Inc. REIT	7,214	771,826
Public Storage REIT	2,583	575,286
Simon Property Group, Inc. REIT	636	41,136
		2,271,063

Materials — 5.2%
Newmont Corp.	13,348	846,931
Royal Gold, Inc.	6,010	722,222
Vulcan Materials Co.	312	42,288
		1,611,441

Utilities — 4.2%
Consolidated Edison, Inc.	8,603	669,313
Eversource Energy	2,860	238,953
PG&E Corp.*	39,838	374,079
		1,282,345

Financials — 2.9%
Cboe Global Markets, Inc.	4,344	381,143
MarketAxess Holdings, Inc.	1,080	520,117
		901,260

Industrials — 2.5%
CH Robinson Worldwide, Inc.	2,028	207,241
General Electric Co.	12,879	80,236
IAA, Inc.*	5,354	278,783
Nikola Corp.*	8,298	169,943
Watsco, Inc.	164	38,194
		774,397

Energy — 2.2%
Cabot Oil & Gas Corp.	25,303	439,260
Diamondback Energy, Inc.	7,814	235,358
		674,618
Total Common Stocks		$30,382,151

Short-Term Investment Fund — 1.3%
Dreyfus Government Cash Management, Institutional Shares, 0.02%∞Ω	387,751	$387,751

Total Investment Securities —100.1%
(Cost $26,551,506)		$30,769,902

Liabilities in Excess of Other Assets — (0.1%)		(25,358)

Net Assets —100.0%		$30,744,544

Touchstone Anti-Benchmark® US Core Equity Fund (Continued)

*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2020.

Portfolio Abbreviations:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Assets:

Common Stocks	$30,382,151	$—	$—	$30,382,151
Short-Term Investment Fund	387,751	—	—	387,751
Total Assets	$30,769,902	$—	$—	$30,769,902

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Credit Opportunities II Fund – September 30, 2020

Principal		Market
Amount		Value

	Corporate Bonds — 81.7%

	Communication Services —15.6%
$335,000	Altice Financing SA (Luxembourg), 144a, 5.000%, 1/15/28	$325,369
650,000	Altice France SA (France), 144a, 7.375%, 5/1/26	681,135
222,000	ANGI Group LLC, 144a, 3.875%, 8/15/28	219,780
351,000	Avaya, Inc., 144a, 6.125%, 9/15/28	357,880
246,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.250%, 2/1/31	254,970
634,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.500%, 8/15/30	665,729
460,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.125%, 5/1/27	484,021
214,000	CenturyLink, Inc., 144a, 4.000%, 2/15/27	217,405
565,000	CenturyLink, Inc., 144a, 5.125%, 12/15/26	580,475
195,000	CommScope, Inc., 144a, 5.500%, 3/1/24	200,376
310,000	CommScope, Inc., 144a, 6.000%, 3/1/26(A)	323,175
236,000	Consolidated Communications, Inc., 144a, 6.500%, 10/1/28	240,720
430,000	CSC Holdings LLC, 144a, 4.625%, 12/1/30	433,225
575,000	CSC Holdings LLC, 144a,5.750%, 1/15/30	610,937
744,000	Cumulus Media New Holdings, Inc., 144a, 6.750%, 7/1/26	688,200
133,000	Digicel Group Ltd. (Jamaica), 144a, 8.250%, 9/30/20	1
250,000	DKT Finance ApS (Denmark), 7.000%, 6/17/23	295,286
372,000	Frontier Communications Corp., 144a, 8.500%, 4/1/26	374,976
266,000	Hughes Satellite Systems Corp., 5.250%, 8/1/26	282,801
650,000	Level 3 Financing, Inc., 5.375%, 1/15/24	653,416
128,000	Netflix, Inc., 4.875%, 4/15/28	143,040
116,000	Netflix, Inc., 144a, 4.875%, 6/15/30	132,240
428,000	Nexstar Broadcasting, Inc., 144a, 4.750%, 11/1/28	435,939
105,000	Nexstar Broadcasting, Inc., 144a, 5.625%, 7/15/27	110,290
165,000	QualityTech LP /QTS Finance Corp., 144a, 3.875%, 10/1/28	166,089
400,000	Sinclair Television Group, Inc., 144a, 5.125%, 2/15/27	373,000
574,000	Sirius XM Radio, Inc., 144a, 4.125%, 7/1/30	584,762
20,000	Sirius XM Radio, Inc., 144a, 5.000%, 8/1/27	20,850
240,000	Sirius XM Radio, Inc., 144a, 5.500%, 7/1/29	257,400
703,000	Sprint Corp., 7.625%, 2/15/25	822,510
491,000	TEGNA, Inc., 144a, 4.625%, 3/15/28	480,100
200,000	Telenet Finance Luxembourg Notes Sarl (Belgium), 144a, 5.500%, 3/1/28	210,000
313,000	Telesat Canada /Telesat LLC (Canada), 144a, 6.500%, 10/15/27	315,254
9,000	T-Mobile USA, Inc., 144a, 4.375%, 4/15/40	10,550
430,000	Townsquare Media, Inc., 144a, 6.500%, 4/1/23(A)	393,987
366,000	ViaSat, Inc., 144a, 5.625%, 9/15/25	358,680
170,000	ViaSat, Inc., 144a, 6.500%, 7/15/28	170,247
132,000	Virgin Media Finance PLC (United Kingdom), 144a, 5.000%, 7/15/30	131,340
131,000	Virgin Media Secured Finance PLC (United Kingdom), 144a, 4.500%, 8/15/30	134,595
130,000	Virgin Media Vendor Financing Notes IV DAC (Ireland), 144a, 5.000%, 7/15/28	129,675
425,000	Zayo Group LLC / Zayo Capital, Inc., 6.375%, 5/15/25	363,800
		13,634,225

	Energy — 13.7%
401,000	Antero Resources Corp., 5.125%, 12/1/22	326,815
147,000	Apache Corp., 4.875%, 11/15/27	138,915
402,000	Apache Corp., 5.100%, 9/1/40	360,041
619,000	Archrock Partners LP / Archrock Partners Finance Corp., 144a, 6.250%, 4/1/28	583,407
355,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 144a, 7.000%, 11/1/26	271,575
483,000	Blue Racer Midstream LLC / Blue Racer Finance Corp., 144a, 6.125%, 11/15/22(A)	471,191
385,000	Cheniere Energy Partners LP, 4.500%, 10/1/29	394,921
481,000	Cheniere Energy Partners LP, 5.625%, 10/1/26	500,240
23,000	Cheniere Energy, Inc., 144a, 4.625%, 10/15/28	23,604
346,000	Citgo Holding, Inc., 144a, 9.250%, 8/1/24	329,565
760,000	CITGO Petroleum Corp., 144a, 6.250%, 8/15/22	753,681
314,000	CrownRock LP / CrownRock Finance, Inc., 144a, 5.625%, 10/15/25	295,945
185,000	eG Global Finance PLC (United Kingdom), 144a, 6.750%, 2/7/25	189,394
135,455	eG Global Finance PLC (United Kingdom), 144a, 8.500%, 10/30/25	142,566
355,000	Enviva Partners LP / Enviva Partners Finance Corp., 144a, 6.500%, 1/15/26	374,081
44,000	EQM Midstream Partners LP, 144a, 6.000%, 7/1/25	45,375
153,000	EQM Midstream Partners LP, 144a, 6.500%, 7/1/27	162,183
252,000	EQT Corp., 7.875%, 2/1/25	279,329
18,000	EQT Corp., 8.750%, 2/1/30	21,240
796,000	Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25(A)	679,585
1,119,000	Extraction Oil &Gas, Inc., 144a, 7.375%, 5/15/24#	279,750
946,000	FTS International, Inc., 6.250%, 5/1/22	321,640
744,000	Great Western Petroleum LLC / Great Western Finance Corp., 144a, 9.000%, 9/30/21	433,380
400,000	Hess Midstream Operations LP, 144a, 5.625%, 2/15/26	407,492
101,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 5.750%, 10/1/25	91,405
370,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 6.250%, 11/1/28	336,700
526,000	Laredo Petroleum, Inc., 9.500%, 1/15/25	313,454
621,000	NGL Energy Partners LP / NGL Energy Finance Corp., 6.125%, 3/1/25	369,495
117,000	Occidental Petroleum Corp., 2.700%, 2/15/23	107,055
69,000	Occidental Petroleum Corp., 2.900%, 8/15/24	58,542
217,000	Occidental Petroleum Corp., 3.125%, 2/15/22	205,100
738,000	Occidental Petroleum Corp., 3.200%, 8/15/26	585,326
58,000	Occidental Petroleum Corp., 3.400%, 4/15/26	46,255
58,000	Occidental Petroleum Corp., 3.500%, 8/15/29	44,440
80,000	Occidental Petroleum Corp., 4.500%, 7/15/44	57,250
235,000	Occidental Petroleum Corp., 6.450%, 9/15/36	200,338
216,000	Occidental Petroleum Corp., 6.625%, 9/1/30	199,260
85,000	Occidental Petroleum Corp., 8.000%, 7/15/25	85,530
622,000	Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 8/15/22	435,400
50,000	TerraForm Power Operating LLC, 144a, 4.750%, 1/15/30	52,875
653,000	Vine Oil &Gas LP / Vine Oil &Gas Finance Corp., 144a, 9.750%, 4/15/23	444,040
65,000	Western Gas Partners LP, 3.950%, 6/1/25	61,087
115,000	Western Midstream Operating LP, (3M LIBOR +1.850%), 2.116%, 1/13/23(B)	106,950
364,000	Western Midstream Operating LP, 4.100%, 2/1/25	346,710
		11,933,127

Touchstone Credit Opportunities II Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 81.7% (Continued)

	Industrials —12.8%
$211,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 144a, 4.125%, 8/15/26	$213,901
343,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 144a, 5.250%, 4/30/25	358,435
200,000	Berry Global, Inc., 144a, 4.500%, 2/15/26	202,000
379,000	Berry Global, Inc., 144a, 4.875%, 7/15/26(A)	397,950
171,000	Boise Cascade Co., 144a, 4.875%, 7/1/30	183,825
355,000	Bombardier, Inc. (Canada), 144a, 6.000%, 10/15/22	329,262
464,000	Bombardier, Inc. (Canada), 144a, 7.500%, 12/1/24	356,118
125,000	BWX Technologies, Inc., 144a, 4.125%, 6/30/28	127,813
175,000	BWX Technologies, Inc., 144a, 5.375%, 7/15/26	181,781
470,000	Cargo Aircraft Management, Inc., 144a, 4.750%, 2/1/28	474,629
223,000	Clark Equipment Co. (Korea), 144a, 5.875%, 6/1/25	231,084
368,000	Clean Harbors, Inc., 144a, 4.875%, 7/15/27	381,800
439,000	Crown Americas LLC / Crown Americas Capital Corp. V, 4.250%, 9/30/26	454,365
31,000	Crown Americas LLC / Crown Americas Capital Corp. VI, 4.750%, 2/1/26	32,163
57,000	Ford Motor Co., 8.500%, 4/21/23	62,130
75,000	Ford Motor Co., 9.000%, 4/22/25	85,988
90,000	Ford Motor Credit Co. LLC, (3M LIBOR +0.880%), 1.146%, 10/12/21(B)	86,465
185,000	Ford Motor Credit Co. LLC, 2.979%, 8/3/22	182,225
9,000	Ford Motor Credit Co. LLC, 3.087%, 1/9/23	8,819
57,000	Ford Motor Credit Co. LLC, 3.096%, 5/4/23	55,660
240,000	Ford Motor Credit Co. LLC, 3.470%, 4/5/21	239,400
11,000	Ford Motor Credit Co. LLC, 3.810%, 1/9/24	10,890
307,000	Ford Motor Credit Co. LLC, 3.813%, 10/12/21	307,768
227,000	Ford Motor Credit Co. LLC, 4.063%, 11/1/24	226,716
97,000	GFL Environmental, Inc. (Canada), 144a, 5.125%, 12/15/26	100,162
272,000	GFL Environmental, Inc. (Canada), 144a, 7.000%, 6/1/26	286,742
18,000	GFL Environmental, Inc. (Canada), 144a, 8.500%, 5/1/27	19,530
794,000	Hillman Group, Inc. (The), 144a, 6.375%, 7/15/22	772,165
446,000	Masonite International Corp., 144a, 5.375%, 2/1/28	475,630
240,000	Mauser Packaging Solutions Holding Co., 144a, 7.250%, 4/15/25	225,900
67,000	Owens-Brockway Glass Container, Inc., 144a, 6.625%, 5/13/27	72,569
208,000	PowerTeam Services LLC, 144a, 9.033%, 12/4/25	219,180
77,000	Sensata Technologies, Inc., 144a, 3.750%, 2/15/31	76,519
604,000	Sensata Technologies, Inc., 144a, 4.375%, 2/15/30	634,200
773,000	Signature Aviation US Holdings, Inc., 144a, 4.000%, 3/1/28(A)	718,890
346,000	Summit Materials LLC / Summit Materials Finance Corp., 144a, 5.250%, 1/15/29	360,272
714,000	TransDigm, Inc., 144a, 6.250%, 3/15/26	745,627
129,000	TransDigm, Inc., 144a, 8.000%, 12/15/25	140,288
295,000	Trident TPI Holdings, Inc., 144a, 9.250%, 8/1/24	313,157
633,000	Tutor Perini Corp., 144a, 6.875%, 5/1/25†	582,360
94,000	XPO Logistics, Inc., 144a, 6.250%, 5/1/25	100,450
107,000	XPO Logistics, Inc., 144a, 6.750%, 8/15/24	113,334
		11,148,162

	Consumer Discretionary — 11.2%
444,000	Allison Transmission, Inc., 144a,4.750%, 10/1/27	456,765
382,000	American Airlines Group, Inc., 144a, 5.000%, 6/1/22	259,760
457,000	Asbury Automotive Group, Inc., 144a, 4.500%, 3/1/28	459,856
298,000	Ashton Woods USA LLC / Ashton Woods Finance Co., 144a, 6.625%, 1/15/28	299,490
329,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24	314,813
389,000	Century Communities, Inc., 5.875%, 7/15/25	404,365
179,000	Century Communities, Inc., 6.750%, 6/1/27	188,845
139,000	Clarios Global LP, 144a, 6.750%, 5/15/25	146,297
404,000	Clarios Global LP / Clarios US Finance Co., 144a, 6.250%, 5/15/26	423,614
147,000	Dana, Inc., 5.375%, 11/15/27	150,675
126,000	Dana, Inc., 5.625%, 6/15/28	130,174
403,000	Enterprise Development Authority (The), 144a, 12.000%, 7/15/24	449,345
256,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	248,960
55,000	Ford Motor Credit Co. LLC, 5.125%, 6/16/25	56,719
329,000	Hanesbrands, Inc., 144a, 4.625%, 5/15/24	342,091
470,000	IRB Holding Corp., 144a, 6.750%, 2/15/26	470,000
76,000	IRB Holding Corp., 144a, 7.000%, 6/15/25	81,035
250,000	Jaguar Land Rover Automotive PLC (United Kingdom), 3.875%, 3/1/23	290,845
335,000	Kronos Acquisition Holdings, Inc. (Canada), 144a, 9.000%, 8/15/23	339,606
300,000	L Brands, Inc., 6.750%, 7/1/36	294,000
208,000	L Brands, Inc., 6.875%, 11/1/35	204,943
92,000	L Brands, Inc., 7.500%, 6/15/29	96,140
17,000	L Brands, Inc., 144a, 6.875%, 7/1/25	18,360
4,000	L Brands, Inc., 144a, 9.375%, 7/1/25	4,590
124,000	Live Nation Entertainment, Inc., 144a, 4.750%, 10/15/27	116,133
217,000	Live Nation Entertainment, Inc., 144a, 4.875%, 11/1/24	209,948
204,000	Live Nation Entertainment, Inc., 144a, 5.625%, 3/15/26	196,860
45,000	Live Nation Entertainment, Inc., 144a, 6.500%, 5/15/27	48,566
300,000	PetSmart, Inc., 144a, 5.875%, 6/1/25	307,080
165,000	PetSmart, Inc., 144a, 7.125%, 3/15/23	166,444
35,000	PetSmart, Inc., 144a, 8.875%, 6/1/25	36,311
362,000	Sabre GLBL, Inc., 144a, 5.250%, 11/15/23	353,855
66,000	Sabre GLBL, Inc., 144a, 7.375%, 9/1/25	66,660
67,000	Sabre GLBL, Inc., 144a, 9.250%, 4/15/25	73,738
277,000	Scientific Games International, Inc., 144a, 5.000%, 10/15/25	278,385
541,000	Six Flags Entertainment Corp., 144a, 4.875%, 7/31/24	508,902
115,000	Six Flags Theme Parks, Inc., 144a, 7.000%, 7/1/25	122,331
270,000	Specialty Building Products Holdings LLC / SBP Finance Corp., 144a, 6.375%, 9/30/26	274,725
288,895	Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 144a, 8.000%, 9/20/25	306,090
352,000	SRS Distribution, Inc., 144a, 8.250%, 7/1/26	375,760
280,000	Station Casinos LLC, 144a, 4.500%, 2/15/28	257,600
		9,830,676

	Health Care — 6.5%
408,000	Acadia Healthcare Co., Inc., 5.625%, 2/15/23	410,550
862,000	Air Methods Corp., 144a, 8.000%, 5/15/25	676,670
100,000	Bausch Health Cos, Inc., 144a, 5.000%, 1/30/28	97,125
100,000	Bausch Health Cos, Inc., 144a, 5.250%, 1/30/30	98,500
50,000	Bausch Health Cos, Inc., 144a, 6.125%, 4/15/25	51,188
370,000	Centene Corp., 3.000%, 10/15/30	377,474
180,000	Centene Corp., 4.750%, 5/15/22	182,250

Touchstone Credit Opportunities II Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 81.7% (Continued)

	Health Care — (Continued)
$131,000	Centene Corp., 4.750%, 1/15/25	$134,642
174,000	Emergent BioSolutions, Inc., 144a, 3.875%, 8/15/28	174,684
330,000	Global Medical Response, Inc., 144a, 6.500%, 10/1/25	327,558
245,000	HCA, Inc., 3.500%, 9/1/30	249,626
244,000	HCA, Inc., 5.625%, 9/1/28	279,124
325,000	HCA, Inc., 7.690%, 6/15/25	381,875
110,000	Hill-Rom Holdings, Inc., 144a, 4.375%, 9/15/27	113,845
222,000	Hill-Rom Holdings, Inc., 144a, 5.000%, 2/15/25	228,105
200,000	Molina Healthcare, Inc., 144a, 4.375%, 6/15/28	204,100
445,000	Molina Healthcare, Inc., 144a, 4.875%, 6/15/25	453,900
119,000	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 144a, 7.250%, 2/1/28	123,760
140,000	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 144a, 7.375%, 6/1/25	142,100
494,000	Tenet Healthcare Corp., 144a, 4.625%, 6/15/28	501,114
448,000	Tenet Healthcare Corp., 144a, 6.125%, 10/1/28	435,680
		5,643,870

	Materials — 5.0%
422,100	Boart Longyear Management Pty Ltd. (14.500% PIK), 10.000%, 12/31/22(C)	350,343
127,000	Constellium SE, 144a, 5.625%, 6/15/28	129,629
213,000	Constellium SE, 144a, 5.750%, 5/15/24	216,728
10,000	Constellium SE, 144a, 6.625%, 3/1/25	10,231
459,000	First Quantum Minerals Ltd. (Zambia), 144a, 6.500%, 3/1/24	440,066
129,000	Freeport-McMoRan, Inc., 4.375%, 8/1/28	133,380
138,000	Freeport-McMoRan, Inc., 4.625%, 8/1/30	145,100
642,000	Freeport-McMoRan, Inc., 5.400%, 11/14/34(A)	710,212
63,000	Freeport-McMoRan, Inc., 5.450%, 3/15/43(A)	69,853
533,000	Kraton Polymers LLC / Kraton Polymers Capital Corp., 144a, 7.000%, 4/15/25	543,660
246,000	Novelis Corp., 144a, 4.750%, 1/30/30	241,626
200,000	Novelis Corp., 144a, 5.875%, 9/30/26	205,500
80,000	OCI NV (Netherlands), 144a, 5.250%, 11/1/24	82,536
240,000	OCI NV (Netherlands), 144a, 6.625%, 4/15/23	248,160
349,000	Tronox Finance PLC, 144a, 5.750%, 10/1/25	343,765
132,000	Tronox, Inc., 144a, 6.500%, 5/1/25	137,610
267,000	Venator Finance Sarl /Venator Materials LLC, 144a, 5.750%, 7/15/25	229,620
167,000	Venator Finance Sarl /Venator Materials LLC, 144a, 9.500%, 7/1/25	177,020
		4,415,039

	Real Estate — 4.7%
703,000	Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC /GGSI Sellco LL, 144a, 5.750%, 5/15/26	554,013
74,000	ESH Hospitality, Inc. REIT, 144a, 4.625%, 10/1/27	72,614
365,000	HAT Holdings I LLC / HAT Holdings II LLC REIT, 144a, 3.750%, 9/15/30	365,912
541,000	HAT Holdings I LLC / HAT Holdings II LLC REIT, 144a, 6.000%, 4/15/25	576,327
390,000	Iron Mountain, Inc. REIT, 144a, 4.875%, 9/15/29	396,825
531,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 3/15/28	552,904
105,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 7/15/30	109,463
594,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. REIT, 144a, 4.250%, 2/1/27	513,810
427,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc., 4.500%, 9/1/26	433,198
144,000	New Residential Investment Corp., REIT, 144a, 6.250%, 10/15/25	141,909
110,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 3.750%, 2/15/27	108,161
201,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 4.125%, 8/15/30	197,734
46,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 4.625%, 12/1/29	46,805
		4,069,675

	Consumer Staples — 4.6%
323,000	American Builders & Contractors Supply Co., Inc., 144a, 4.000%, 1/15/28	328,249
226,000	Chobani LLC / Chobani Finance Corp., Inc., 144a, 7.500%, 4/15/25	233,632
392,000	Clearwater Seafoods, Inc. (Canada), 144a, 6.875%, 5/1/25	401,937
484,000	Core & Main LP, 144a, 6.125%, 8/15/25	490,256
443,000	Cott Holdings, Inc. (Canada), 144a, 5.500%, 4/1/25	454,075
292,000	Dole Food Co., Inc., 144a, 7.250%, 6/15/25	290,540
374,000	GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC (United Arab Emirates), 144a, 7.125%, 7/31/26	370,260
325,000	H&E Equipment Services, Inc., 5.625%, 9/1/25	338,812
21,000	JBS USA LUX SA / JBS USA Finance, Inc., 144a, 5.750%, 6/15/25	21,647
363,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 144a,5.500%, 1/15/30	395,115
604,000	Korn Ferry, 144a, 4.625%, 12/15/27	610,040
164,000	Team Health Holdings, Inc., 144a, 6.375%, 2/1/25	112,340
		4,046,903

	Information Technology — 2.7%
215,000	BY Crown Parent LLC / BY Bond Finance, Inc., 144a, 4.250%, 1/31/26	218,897
225,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 144a, 5.750%, 3/1/25	228,218
266,000	Diebold Nixdorf, Inc., 144a, 9.375%, 7/15/25	280,630
105,000	Entegris, Inc., 144a, 4.375%, 4/15/28	107,888
346,000	Nuance Communications, Inc., 5.625%, 12/15/26(A)	365,030
476,000	Open Text Holdings, Inc. (Canada), 144a, 4.125%, 2/15/30	489,537
490,000	Science Applications International Corp., 144a, 4.875%, 4/1/28	497,492
132,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 144a, 5.750%, 6/1/25	138,270
		2,325,962

	Financials — 2.5%
541,000	Acrisure LLC / Acrisure Finance, Inc., 144a, 8.125%, 2/15/24	566,697
173,000	Alliance Data Systems Corp., 144a, 4.750%, 12/15/24	162,153
360,000	Alliance Data Systems Corp., 144a, 7.000%, 1/15/26	358,236
183,000	HUB International Ltd., 144a, 7.000%, 5/1/26	189,634
379,000	LPL Holdings, Inc., 144a, 4.625%, 11/15/27	382,790
172,000	Nationstar Mortgage Holdings, Inc., 144a, 5.500%, 8/15/28	171,785
326,000	NFP Corp., 144a, 6.875%, 8/15/28	330,034
		2,161,329

	Utilities — 2.4%
789,000	Calpine Corp., 144a, 4.500%, 2/15/28	808,046
63,000	Calpine Corp., 144a, 5.000%, 2/1/31	64,216
292,000	NRG Energy, Inc., 6.625%, 1/15/27	308,790

Touchstone Credit Opportunities II Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 81.7% (Continued)

	Utilities — (Continued)
$180,000	Pacific Gas and Electric Co., 3.950%, 12/1/47	$166,829
106,000	Pacific Gas and Electric Co., 4.300%, 3/15/45	104,007
91,000	Pacific Gas and Electric Co., 4.750%, 2/15/44	93,751
543,000	Vistra Operations Co. LLC, 144a, 4.300%, 7/15/29(A)	592,696
		2,138,335
	Total Corporate Bonds	$71,347,303

	Asset-Backed Securities — 9.9%
250,000	AMMC CLO 22 Ltd., Ser 2018-22X, Class SUB, (Cayman Islands), 4/25/31	158,585
340,000	Atrium XV, Ser 15A, Class SUB, (Cayman Islands), 144a, 1/23/48(B)(D)	228,176
250,000	Bain Capital Credit CLO Ltd., Ser 2019-4A, Class D, (Cayman Islands), 144a, (3M LIBOR +4.250%), 4.506%, 1/23/33(B)	243,878
134,615	CBAM Ltd., Ser 2017-3A, Class E1, (Cayman Islands), 144a, (3M LIBOR +6.500%), 6.773%, 10/17/29(B)	119,401
250,000	Dryden 45 Senior Loan Fund, Ser 2016-45A, Class ER, (Cayman Islands), 144a, (3M LIBOR +5.850%), 6.125%, 10/15/30(B)	219,669
250,000	Dryden 57 Clo Ltd., Ser 2018-57A, Class E, (Cayman Islands), 144a, (3M LIBOR +5.200%), 5.480%, 5/15/31(B)	214,125
500,000	Dryden 80 CLO Ltd., Ser 2019-80A, Class D1, (Cayman Islands), 144a, (3M LIBOR +4.100%), 4.373%, 1/17/33(B)	501,396
300,000	Eaton Vance CLO Ltd., Ser 2018-1A, Class SUB, (Cayman Islands), 144a, 10/15/30(B)(D)	214,843
250,000	Fillmore Park CLO Ltd., Ser 2018-1A, Class D, (Cayman Islands), 144a, (3M LIBOR +2.900%), 3.175%, 7/15/30(B)	236,850
500,000	Fillmore Park CLO Ltd., Ser 2018-1A, Class E, (Cayman Islands), 144a, (3M LIBOR +5.400%), 5.675%, 7/15/30(B)	443,774
250,000	Gilbert Park CLO Ltd., Ser 2017-1A, Class D, (Cayman Islands), 144a, (3M LIBOR +2.950%), 3.225%, 10/15/30(B)	241,250
300,000	Madison Park Funding XII Ltd., Ser 2014-12A, Class SUB, (Cayman Islands), 144a, 7/20/26(B)(D)	34,073
500,000	Madison Park Funding XXVIII Ltd., Ser 2018-28A, Class SUB, (Cayman Islands), 144a, 7/15/30(B)(D)	367,114
250,000	Madison Park Funding XXXI Ltd., Ser 2018-31A, Class SUB, (Cayman Islands), 144a, 1/23/48(B)(D)	197,317
540,000	Madison Park Funding XXXVII Ltd., Ser 2019-37A, Class SUB, (Cayman Islands), 144a, 7/15/49(B)(D)	517,433
250,000	Mariner CLO 7 Ltd., Ser 2019-1A, Class E, (Cayman Islands), 144a, (3M LIBOR +6.890%), 7.158%, 4/30/32(B)	241,078
500,000	Oaktree CLO Ltd., Ser 2018-1A, Class SUB, (Cayman Islands), 144a, 10/20/30(B)(D)	305,693
250,000	Oaktree CLO Ltd., Ser 2019-2A, Class D, (Cayman Islands), 144a, (3M LIBOR +6.770%), 7.045%, 4/15/31(B)	191,499
500,000	Oaktree CLO Ltd., Ser 2019-3A, Class E, (Cayman Islands), 144a, (3M LIBOR +6.770%), 7.042%, 7/20/31(B)	414,275
350,000	Oaktree CLO Ltd., Ser 2019-4A, Class E, (Cayman Islands), 144a, (3M LIBOR +7.230%), 7.502%, 10/20/32(B)	333,689
250,000	Octagon Loan Funding Ltd., Ser 2014-1A, Class DRR, (Cayman Islands), 144a, (3M LIBOR +2.900%), 3.170%, 11/18/31(B)	226,600
500,000	OHA Credit Funding 3 Ltd., Ser 2019-3A, Class E2, (Cayman Islands), 144a, (3M LIBOR +5.500%), 5.772%, 7/20/32(B)	462,627
350,000	OHA Loan Funding Ltd., Ser 2016-1A, Class SUB, (Cayman Islands), 144a, 1/20/33(B)(D)	254,797
500,000	OZLM XXI, Ser 2017-21A, Class SUB, (Cayman Islands), 144a, 1/20/31(B)(D)	281,051
500,000	Steele Creek CLO Ltd., Ser 2019-2A, Class E, (Cayman Islands), 144a, (3M LIBOR +7.700%), 7.975%, 7/15/32(B)	456,552
924,999	Stewart Park CLO Ltd., Ser 2015-1X, Class SUB, (Cayman Islands), 1/15/30(B)(D)	210,487
250,000	TCI-Flatiron CLO Ltd., Ser 2017-1A, Class D, (Cayman Islands), 144a, (3M LIBOR +2.750%), 3.030%, 11/18/30(B)	228,893
500,000	THL Credit Wind River CLO Ltd., Ser 2018-2A, Class SUB, (Cayman Islands), 144a, 7/15/30(B)(D)	343,718
250,000	Venture XVIII CLO Ltd., Ser 2014-18A, Class SUB, (Cayman Islands), 144a, 10/15/29(B)(D)	41,603
500,000	Voya CLO Ltd., Ser 2018-1A, Class SUB, (Cayman Islands), 144a, 4/19/31(B)(D)	331,430
250,000	Wellfleet CLO Ltd., Ser 2018-3A, Class SUB, (Cayman Islands), 144a, 1/20/32(B)(D)	170,228
280,000	Wellfleet CLO Ltd., Ser 2020-1A, Class SUB, (Cayman Islands), 144a,4/15/33(B)(D)	226,564
	Total Asset-Backed Securities	$8,658,668

	Bank Loans(E) — 5.8%

	Consumer Discretionary — 2.6%
383,750	BWay Holding Co., Initial Term Loan (LIBOR + 3.250%), 3.523%, 4/3/24	359,528
253,211	Caesars Resort Collection LLC,Term Loan (LIBOR + 4.500%), 4.772%, 7/21/25	244,700
392,183	eResearch Technology Inc., First Lien Initial Term Loan (LIBOR + 4.500%), 5.500%, 2/4/27	390,140
298,013	IRB Holding Corp.,Term B Loan (LIBOR + 2.750%), 3.750%, 2/5/25(F)	284,063
327,339	Merrill Communications LLC, First Lien Term Loan B (LIBOR + 5.000%), 6.195%, 10/5/26	318,953
209,059	MI Windows and Doors LLC, Initial Term Loan (LIBOR + 5.500%), 6.500%, 11/6/26(F)	209,059
254,157	Mileage Plus Holdings LLC, Initial Term Loan (LIBOR + 5.250%), 6.250%, 6/20/27	258,112
198,000	Panther BF Aggregator 2 LP, First Lien Initial Dollar Term Loan (LIBOR + 3.500%), 3.647%, 4/30/26	192,616
		2,257,171

	Energy — 1.1%
347,059	Medallion Midland Acquisition LLC, Initial Term Loan (LIBOR + 3.250%), 4.250%, 10/30/24(F)	326,062
309,406	Traverse Midstream Partners LLC, Advance (LIBOR + 4.000%), 5.000%, 9/27/24(F)	283,494
536,844	Woodford Express LLC, Initial Term Loan (LIBOR + 5.000%), 6.000%, 1/27/25(F)	355,122
		964,678

	Health Care — 0.9%
188,626	Jaguar Holding Company II, 2018 Term Loan (LIBOR + 2.500%), 3.500%, 8/18/22(F)	187,768

Touchstone Credit Opportunities II Fund (Continued)

Principal		Market
Amount		Value
	Bank Loans(E) — 5.8% (Continued)
	Health Care — (Continued)
$333,295	Sotera Health Holdings LLC, First Lien Initial Term Loan (LIBOR +4.500%), 5.500%, 12/11/26(F)	$331,629
346,975	Team Health Holdings, Inc., Initial Term Loan (LIBOR +2.750%), 3.750%, 2/6/24(F)	290,109
		809,506
	Information Technology — 0.6%
575,348	AI Aqua Merger Sub, Inc., 2018 Tranche B-1 Term Loan (LIBOR +3.250%), 4.250%, 12/13/23(F)	560,964
	Communication Services — 0.3%
349,715	Hoya Midco LLC, First Lien Initial Term Loan (LIBOR +3.500%), 4.500%, 6/30/24(F)	299,006
	Financials — 0.3%
214,131	Asurion LLC, Second Lien Replacement B-2 Term Loan (LIBOR +6.500%), 6.647%, 8/4/25	214,176
	Total Bank Loans	$5,105,501

Shares
	Common Stocks — 0.5%
	Utilities — 0.2%
6,000	FirstEnergy Corp.	172,260
	Information Technology — 0.0%
8,386	Aquity Holdings, Inc. New Escrow*	16,772
	Industrials — 0.3%
19,996	Tutor Perini Corp.*	222,555
	Health Care — 0.0%
3,069	Envigo RMS Holding Corp. Class B(G)(H)*	—
	Total Common Stocks	$411,587

	Number
	of	Notional
	Contracts	Amount
Purchased Options — 0.0%
Purchased Call Options — 0.0%
Chicago Board Options Exchange Volatility Index, Strike @35.00, Exp 10/20(A)	64	$168,768	10,432

Purchased Put Options — 0.0%
SPDR S&P 500 ETF Trust, Strike @270.00, Exp 12/20(A)	100	3,348,900	29,700
Total Purchased Put Options			29,700
Total Purchased Options			$40,132

Shares
	Short-Term Investment Funds — 3.0%
2,075,507	Dreyfus Government Cash Management, Institutional Shares, 0.02%∞&Ω	$2,075,507
554,625	Invesco Government & Agency Portfolio, Institutional Class, 0.02%**∞&Ω	554,625
	Total Short-Term Investment Funds	$2,630,132
Total Long Positions — 100.9%
(Cost $89,171,427)		$88,193,323

Principal		Market
Amount		Value

	Securities Sold Short — (1.0%)
	Corporate Bonds — (1.0%)
	Consumer Discretionary — (0.9%)
$(300,000)	Goodyear Tire & Rubber Co. (The),
	4.875%, 3/15/27	$(284,250)
(500,000)	Sally Holdings LLC / Sally Capital, Inc.,
	5.625%, 12/1/25	(506,685)
		(790,935)

	Energy — (0.1%)
(125,000)	Crestwood Midstream Partners LP / Crestwood
	Midstream Finance Corp., 6.250%, 4/1/23	(122,201)
	Total Corporate Bonds	$(913,136)

Total Securities Sold Short
(Proceeds $892,626)		$(913,136)

	Number
	of	Notional
	Contracts	Amount

Written Options — (0.0%)
Written Call Options — (0.0%)
Chicago Board Options Exchange
Volatility Index, Strike @45.00, Exp
10/20	(64)	$(168,768)	(4,480)

Written Put Options — (0.0%)
SPDR S&P 500 ETF Trust, Strike @250.00,
Exp 12/20	(100)	(3,348,900)	(15,100)

Total Written Options
(Premiums received $33,010)			$(19,580)

Total —99.9%			$87,260,607

Other Assets in Excess of Liabilities — 0.1%			122,680
Net Assets — 100.0%			$87,383,287

(A)	All or a portion of these securities are pledged as collateral for securities sold short. The total value of the securities pledged as collateral as of September 30, 2020 was $3,915,985.
(B)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2020.
(C)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amounts.
(D)	Security has no stated coupon and is considered an equity position in the collateralized loan obligation (“CLO”). CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses.
(E)	Bank loans pay interest at rates which adjust periodically unless otherwise indicated. The interest rates shown are the current interest rates as of September 30, 2020.
(F)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(G)	Level 3 - For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
(H)	Security is subject to restrictions on resale. At September 30, 2020, these securities were valued at $372 or 0.0% of net assets.
#	The issuer is in default of certain debt covenants. Income is not being accrued.
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2020 was $525,504.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2020.

Touchstone Credit Opportunities II Fund (Continued)

Portfolio Abbreviations:

CLO - Collateralized Loan Obligation

ETF - Exchange-Traded Fund

EUR - Euro

GBP - Great Britain Pound

ICE - Intercontinental Exchange, Inc.

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depositary Receipt

USD - United States Dollar

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities were valued at $61,463,213 or 70.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$71,347,303	$—	$71,347,303
Asset-Backed Securities	—	8,658,668	—	8,658,668
Bank Loans	—	5,105,501	—	5,105,501
Common Stocks	394,815	16,772	—	411,587
Purchased Call Options Equity
Contracts	10,432	—	—	10,432
Purchased Put Options Equity
Contracts	29,700	—	—	29,700
Short-Term Investment Funds	2,630,132	—	—	2,630,132
Other Financial Instruments***
Swap Agreements Credit Contracts	—	4,860	—	4,860
Forward Foreign Currency Contracts	—	4,780	—	4,780
Total Assets	$3,065,079	$85,137,884	$—	$88,202,963
Liabilities:
Securities Sold Short
Corporate Bonds	$—	$(913,136)	$—	$(913,136)
Written Call Options Equity Contracts	(4,480)	—	—	(4,480)
Written Put Options Equity Contracts	(15,100)	—	—	(15,100)
Other Financial Instruments***
Swap Agreements Credit Contracts	—	(38,748)	—	(38,748)
Total Liabilities	$(19,580)	$(951,884)	$—	$(971,464)
Total	$3,045,499	$84,186,000	$—	$87,231,499

*** Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized depreciation of swap agreements.

Measurements Using Unobservable Inputs (Level 3)
Common
Assets	Stocks
Beginning balance, September 30, 2019	$23,397
Transfer out of Level 3	(23,397)
Purchases & Sales	—
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Ending balance, June 30, 2020	$—
Net Change in Unrealized Appreciation/Depreciation for Investments in Securities still held at June 30, 2020	$—

Touchstone Credit Opportunities II Fund (Continued)

Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection(1)
							Upfront	Unrealized
	Termination	Notional	Pay Fixed		Underlying		Premium Paid	Appreciation/
Counterparty	Date	Amount(2)	Rate	Clearinghouse	Bond	Value(3)	(Received)	Depreciation
Wells Fargo	12/20/24	$333,750	5.000%	ICE	Markit CDX North America High Yield Series 33 5Y Index	$(17,290)	$20,496	$(37,786)
Wells Fargo	6/20/25	$500,000	5.000%	ICE	American Axle & Manufacturing Inc. USD SR 5Y D14	$908	$(3,952)	$4,860
Wells Fargo	6/20/25	$161,000	5.000%	ICE	Markit CDX North America High Yield Series 33 5Y Index	$(8,040)	$(7,078)	$(962)
								$33,888

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on the underlying bond serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Contracts

		Contract to
						Unrealized
Counterparty	Expiration Date	Receive		Deliver		Appreciation
Bank of America	10/21/2020	USD	303,489	EUR	256,000	$3,211
Bank of America	10/21/2020	USD	297,091	GBP	229,000	1,569
						$4,780

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone High Yield Fund – September 30, 2020

Principal		Market
Amount		Value

	Corporate Bonds — 99.4%
	Communication Services — 18.5%
$483,000	Altice Financing SA (Luxembourg), 144a,
	5.000%, 1/15/28	$469,114
1,068,000	Altice Financing SA (Luxembourg), 144a,
	7.500%, 5/15/26	1,130,510
634,000	Altice France SA (France), 144a, 7.375%, 5/1/26	664,369
635,000	Altice France SA (France), 144a, 8.125%, 2/1/27	692,150
735,000	Belo Corp., 7.250%, 9/15/27	812,175
337,000	C&W Senior Financing DAC (Ireland), 144a,
	6.875%, 9/15/27	350,059
565,000	C&W Senior Financing DAC (Ireland), 144a,
	7.500%, 10/15/26	591,837
588,000	Cablevision Lightpath LLC, 144a, 3.875%, 9/15/27	588,000
296,000	CCO Holdings LLC / CCO Holdings Capital Corp.,
	144a, 4.250%, 2/1/31	306,793
211,000	CCO Holdings LLC / CCO Holdings Capital Corp.,
	144a, 4.500%, 5/1/32	220,231
1,333,000	CCO Holdings LLC / CCO Holdings Capital Corp.,
	144a, 4.750%, 3/1/30	1,411,314
25,000	CenturyLink, Inc., 6.750%, 12/1/23	27,406
567,000	CenturyLink, Inc., 144a, 4.000%, 2/15/27	576,021
741,000	CommScope Technologies LLC, 144a,
	5.000%, 3/15/27	711,360
150,000	CommScope, Inc., 144a, 5.500%, 3/1/24	154,136
467,000	CommScope, Inc., 144a, 7.125%, 7/1/28	479,842
1,022,000	Connect Finco SARL / Connect US Finco LLC (United
	Kingdom), 144a, 6.750%, 10/1/26	1,025,219
682,000	CSC Holdings LLC, 144a, 3.375%, 2/15/31	660,346
1,854,000	CSC Holdings LLC, 144a, 4.625%, 12/1/30	1,867,905
1,267,000	CSC Holdings LLC, 144a, 5.750%, 1/15/30	1,346,187
485,000	Diamond Sports Group LLC / Diamond Sports
	Finance Co., 144a, 5.375%, 8/15/26	343,137
1,191,000	Diamond Sports Group LLC / Diamond Sports
	Finance Co., 144a, 6.625%, 8/15/27	620,064
502,000	EW Scripps Co. (The), 144a, 5.125%, 5/15/25	490,705
515,000	Front Range BidCo, Inc., 144a, 4.000%, 3/1/27	506,876
425,000	GCI LLC, 144a, 4.750%, 10/15/28	429,250
500,000	Lamar Media Corp., 144a, 4.875%, 1/15/29	520,000
444,000	LCPR Senior Secured Financing DAC (Ireland), 144a,
	6.750%, 10/15/27	463,980
906,000	Level 3 Financing, Inc., 144a, 3.625%, 1/15/29	894,675
957,000	MDC Partners, Inc. (Canada), 144a, 6.500%, 5/1/24	873,262
1,078,000	Meredith Corp., 144a, 6.500%, 7/1/25	1,110,340
652,000	Netflix, Inc., 4.875%, 4/15/28	728,610
205,000	Netflix, Inc., 144a, 4.875%, 6/15/30	233,700
1,013,000	Outfront Media Capital LLC / Outfront Media Capital
	Corp., 144a, 6.250%, 6/15/25	1,043,390
2,894,000	Photo Holdings Merger Sub, Inc., 144a,
	8.500%, 10/1/26	2,648,010
765,000	Sable International Finance Ltd. (Chile), 144a,
	5.750%, 9/7/27	797,803
205,000	Sinclair Television Group, Inc., 144a, 5.125%, 2/15/27	191,163
356,000	Sinclair Television Group, Inc., 144a, 5.625%, 8/1/24	354,220
265,000	Sirius XM Radio, Inc., 144a, 5.000%, 8/1/27	276,263
399,000	Sirius XM Radio, Inc., 144a, 5.500%, 7/1/29	427,927
2,512,000	Sprint Capital Corp., 6.875%, 11/15/28	3,140,000
293,000	Sprint Corp., 7.625%, 3/1/26	354,057
721,000	TEGNA, Inc., 5 000% 9/15/29	711,987
326,000	TEGNA, Inc., 144a, 4.625%, 3/15/28	318,763
353,000	Telecom Italia Capital SA (Italy), 6.000%, 9/30/34	409,480
865,000	Telecom Italia Capital SA (Italy), 6.375%, 11/15/33	1,029,350
263,000	Univision Communications, Inc., 144a,
	5.125%, 2/15/25	249,193
294,000	Virgin Media Finance PLC (United Kingdom), 144a,
	5.000%, 7/15/30	292,530
200,000	Virgin Media Secured Finance PLC (United
	Kingdom), 144a, 5.500%, 5/15/29	214,690
480,000	Ziggo Bond Co. BV (Netherlands), 144a,
	5.125%, 2/28/30	485,904
		34,244,303

	Consumer Discretionary — 14.6%
122,000	1011778 BC ULC / New Red Finance, Inc. (Canada),
	144a, 4.375%, 1/15/28	124,416
350,000	1011778 BC ULC / New Red Finance, Inc. (Canada),
	144a, 5.000%, 10/15/25	358,876
774,000	Adient US LLC, 144a, 7.000%, 5/15/26	828,942
535,000	Ahern Rentals, Inc., 144a, 7.375%, 5/15/23	283,550
491,000	American Axle & Manufacturing, Inc., 6.250%, 4/1/25	484,862
517,000	AMN Healthcare, Inc., 144a, 5.125%, 10/1/24	529,279
505,000	Avis Budget Car Rental LLC / Avis Budget Finance,
	Inc., 144a, 5.750%, 7/15/27	455,480
193,000	Brinker International, Inc., 144a, 5.000%, 10/1/24	196,580
249,000	Brookfield Residential Properties, Inc. (Canada), 144a,
	6.375%, 5/15/25	249,000
428,000	Brookfield Residential Properties, Inc. /
	Brookfield Residential US Corp. (Canada), 144a,
	6.250%, 9/15/27	431,606
874,000	Carnival Corp., 144a, 11.500%, 4/1/23	979,444
925,000	Churchill Downs, Inc., 144a, 4.750%, 1/15/28	929,625
254,000	Colt Merger Sub, Inc., 144a, 5.750%, 7/1/25	261,938
430,000	Colt Merger Sub, Inc., 144a, 6.250%, 7/1/25	449,455
289,000	Dana, Inc., 5.625%, 6/15/28	298,575
317,000	Delta Air Lines, Inc., 3.750%, 10/28/29	270,342
325,000	Delta Air Lines, Inc. / SkyMiles IP Ltd., 144a,
	4.750%, 10/20/28	337,441
1,087,000	FirstCash, Inc., 144a, 4.625%, 9/1/28	1,107,381
109,000	Ford Motor Co., 9.625%, 4/22/30	140,746
997,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	969,582
1,298,000	Ford Motor Credit Co. LLC, 4.271%, 1/9/27	1,273,468
474,000	Ford Motor Credit Co. LLC, 4.542%, 8/1/26	472,877
672,000	Ford Motor Credit Co. LLC, 5.125%, 6/16/25	693,000
1,589,000	Ford Motor Credit Co. LLC MTN, 4.389%, 1/8/26	1,570,870
2,151,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	2,151,000
772,000	Group 1 Automotive, Inc., 144a, 4.000%, 8/15/28	758,490
481,000	Hanesbrands, Inc., 144a, 4.625%, 5/15/24	500,139
503,000	Herc Holdings, Inc., 144a, 5.500%, 7/15/27	520,429
477,000	Hilton Domestic Operating Co., Inc., 5.125%, 5/1/26	490,962
445,000	International Game Technology PLC (United
	Kingdom), 144a, 6.250%, 1/15/27	477,262
426,000	Lithia Motors, Inc., 144a, 4.375%, 1/15/31	426,000
477,000	Marriott International, Inc., 4.625%, 6/15/30	510,842
510,000	MDC Holdings, Inc., 3.850%, 1/15/30	534,304
192,000	Meritor, Inc., 6.250%, 2/15/24	195,840
510,000	Meritor, Inc., 144a, 6.250%, 6/1/25	532,950
705,000	Quad/Graphics, Inc., 7.000%, 5/1/22	620,400
1,081,000	Royal Caribbean Cruises Ltd., 144a, 11.500%, 6/1/25	1,254,020
212,000	Sonic Automotive, Inc., 6.125%, 3/15/27	218,890
874,000	Speedway Motorsports LLC / Speedway Funding II,
	Inc., 144a, 4.875%, 11/1/27	838,778
1,083,000	Taylor Morrison Communities, Inc. / Taylor Morrison
	Holdings II, Inc., 144a, 5.625%, 3/1/24	1,153,395
228,000	TRI Pointe Group, Inc., 5.700%, 6/15/28	249,660

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 99.4% (Continued)
	Consumer Discretionary — (Continued)
$485,000	Twin River Worldwide Holdings, Inc., 144a, 6.750%, 6/1/27	$482,514
538,000	United Rentals North America, Inc., 4.000%, 7/15/30	551,450
273,000	Vail Resorts, Inc., 144a, 6.250%, 5/15/25	289,721
317,000	WMG Acquisition Corp., 144a, 3.000%, 2/15/31	308,203
404,000	Wyndham Hotels & Resorts, Inc., 144a, 4.375%, 8/15/28	391,880
		27,154,464

	Energy — 12.4%
1,383,000	Apache Corp., 4.875%, 11/15/27	1,306,935
1,281,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 144a, 7.000%, 11/1/26	979,965
1,176,000	Blue Racer Midstream LLC / Blue Racer Finance Corp., 144a, 6.625%, 7/15/26	1,034,880
780,000	Cenovus Energy, Inc. (Canada), 5.375%, 7/15/25	750,701
438,000	Cheniere Energy Partners LP, 5.250%, 10/1/25	448,512
295,000	Continental Resources, Inc., 4.900%, 6/1/44	222,185
719,000	CVR Energy, Inc., 144a, 5.250%, 2/15/25	625,530
725,000	Delek Logistics Partners LP / Delek Logistics Finance Corp., 6.750%, 5/15/25	657,937
95,000	Endeavor Energy Resources LP / EER Finance, Inc., 144a, 6.625%, 7/15/25	97,613
797,000	Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	679,307
717,000	Genesis Energy LP / Genesis Energy Finance Corp., 6.000%, 5/15/23	650,677
506,000	Genesis Energy LP / Genesis Energy Finance Corp., 6.250%, 5/15/26	421,351
225,000	Global Partners LP / GLP Finance Corp., 7.000%, 8/1/27	229,304
298,000	Global Partners LP / GLP Finance Corp., 144a, 6.875%, 1/15/29	300,980
417,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 5.000%, 12/1/24	378,427
345,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 5.750%, 10/1/25	312,225
435,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 6.250%, 11/1/28	395,850
491,000	MEG Energy Corp. (Canada), 144a, 6.500%, 1/15/25	481,632
735,000	MEG Energy Corp. (Canada), 144a, 7.125%, 2/1/27	659,170
1,161,000	Montage Resources Corp., 8.875%, 7/15/23	1,179,866
1,193,000	Murphy Oil Corp., 6.375%, 12/1/42	936,505
869,000	NGL Energy Partners LP / NGL Energy Finance Corp., 7.500%, 11/1/23	578,971
1,072,000	NuStar Logistics LP, 5.625%, 4/28/27	1,058,798
531,000	NuStar Logistics LP, 6.000%, 6/1/26	532,498
90,000	Occidental Petroleum Corp., 4.100%, 2/15/47	60,759
1,011,000	Occidental Petroleum Corp., 4.200%, 3/15/48	695,062
1,357,000	Occidental Petroleum Corp., 6.625%, 9/1/30	1,251,832
772,000	Occidental Petroleum Corp., 8.500%, 7/15/27	777,952
1,053,000	Peabody Energy Corp., 144a, 6.375%, 3/31/25	421,200
897,000	Precision Drilling Corp. (Canada), 7.750%, 12/15/23	681,720
362,000	Range Resources Corp., 144a, 9.250%, 2/1/26	371,955
1,379,000	Shelf Drilling Holdings Ltd. (United Arab Emirates), 144a, 8.250%, 2/15/25	544,705
204,000	Southwestern Energy Co., 8.375%, 9/15/28	200,453
879,000	Sunoco LP / Sunoco Finance Corp., 6.000%, 4/15/27	903,172
1,636,000	Tallgrass Energy Partners LP /Tallgrass Energy Finance Corp., 144a, 5.500%, 9/15/24	1,537,840
253,000	Tallgrass Energy Partners LP /Tallgrass Energy Finance Corp., 144a, 5.500%, 1/15/28	227,700
2,401,000	Unit Corp., 6.625%, 5/15/21	336,140
		22,930,309

	Health Care — 10.1%
1,246,000	Avon International Operations, Inc. (United Kingdom), 144a, 7.875%, 8/15/22	1,260,684
714,000	Bausch Health Americas, Inc., 144a, 8.500%, 1/31/27	784,507
878,000	Bausch Health Cos, Inc., 144a, 5.000%, 1/30/28	852,757
1,449,000	Bausch Health Cos, Inc., 144a, 6.125%, 4/15/25	1,483,414
1,004,000	Bausch Health Cos, Inc., 144a, 6.250%, 2/15/29	1,032,674
44,000	Bausch Health Cos, Inc. (Canada), 144a, 5.875%, 5/15/23	43,780
287,000	Bausch Health Cos, Inc. (Canada), 144a, 7.000%, 1/15/28	304,220
679,000	DaVita, Inc., 144a, 3.750%, 2/15/31	654,251
1,358,000	DaVita, Inc., 144a, 4.625%, 6/1/30	1,391,000
500,000	Encompass Health Corp., 4.500%, 2/1/28	502,500
426,000	Encompass Health Corp., 4.625%, 4/1/31	426,000
113,000	Encompass Health Corp., 4.750%, 2/1/30	114,643
74,000	Encompass Health Corp., 5.750%, 11/1/24	74,111
1,097,000	HCA, Inc., 3.500%, 9/1/30	1,117,711
325,000	HCA, Inc., 5.375%, 9/1/26	359,125
395,000	HCA, Inc., 5.875%, 2/15/26	442,400
228,000	HCA, Inc., 5.875%, 2/1/29	265,620
286,000	Herbalife Nutrition Ltd. / HLF Financing, Inc., 144a, 7.875%, 9/1/25	307,093
1,059,000	HLF Financing Sarl LLC / Herbalife International, Inc., 144a, 7.250%, 8/15/26	1,088,122
683,000	Horizon Therapeutics USA, Inc., 144a, 5.500%, 8/1/27	724,834
1,174,000	MEDNAX, Inc., 144a, 5.250%, 12/1/23	1,188,675
948,000	MEDNAX, Inc., 144a, 6.250%, 1/15/27	983,512
1,179,000	Select Medical Corp., 144a, 6.250%, 8/15/26	1,226,160
958,000	Tenet Healthcare Corp., 144a, 6.125%, 10/1/28	931,655
238,000	Tenet Healthcare Corp., 144a, 6.250%, 2/1/27	245,666
641,000	Tenet Healthcare Corp., 144a, 7.500%, 4/1/25	689,075
198,000	Teva Pharmaceutical Finance Netherlands III BV (Israel), 6.750%, 3/1/28	206,910
		18,701,099

	Consumer Staples — 9.2%
216,000	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 144a, 3.500%, 2/15/23	219,618
1,359,000	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 144a, 4.625%, 1/15/27	1,390,515
370,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 144a, 7.500%, 3/15/26	405,905
98,000	American Builders & Contractors Supply Co., Inc., 144a, 5.875%, 5/15/26	101,675
2,155,000	Cardtronics, Inc. / Cardtronics USA, Inc., 144a, 5.500%, 5/1/25†	2,155,000
1,273,000	Carriage Services, Inc., 144a, 6.625%, 6/1/26	1,330,285
2,335,000	Cimpress PLC (Ireland), 144a, 7.000%, 6/15/26	2,218,250
7,000	JBS USA LUX SA / JBS USA Finance, Inc., 144a, 5.875%, 7/15/24	7,141
257,000	JBS USA LUX SA / JBS USA Finance, Inc., 144a, 6.750%, 2/15/28	279,467
586,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 144a,5.500%, 1/15/30	637,844
943,000	Michaels Stores, Inc., 144a, 4.750%, 10/1/27	934,749
1,433,000	Performance Food Group, Inc., 144a, 5.500%, 6/1/24	1,433,000
124,000	Performance Food Group, Inc., 144a, 6.875%, 5/1/25	132,060

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 99.4% (Continued)
	Consumer Staples — (Continued)
$483,000	Post Holdings, Inc., 144a, 4.625%, 4/15/30	$496,886
1,325,000	QVC, Inc., 4.375%, 9/1/28	1,351,500
1,146,000	QVC, Inc., 4.750%, 2/15/27	1,177,171
2,018,000	Staples, Inc., 144a, 7.500%, 4/15/26	1,864,955
649,000	US Foods, Inc., 144a, 6.250%, 4/15/25	687,129
309,000	Yum! Brands, Inc., 144a, 4.750%, 1/15/30	333,720
		17,156,870

	Financials — 9.0%
317,000	Ally Financial, Inc., 5.750%, 11/20/25	355,416
645,000	Ally Financial, Inc., 8.000%, 11/1/31	858,941
175,000	Ally Financial, Inc., 8.000%, 11/1/31	239,597
2,012,000	Cooke Omega Investments, Inc. / Alpha VesselCo Holdings Inc. (Canada), 144a, 8.500%, 12/15/22	2,077,390
528,000	Credit Acceptance Corp., 6.625%, 3/15/26	545,160
1,008,000	Credit Acceptance Corp., 144a, 5.125%, 12/31/24	1,000,974
455,000	Fairstone Financial, Inc. (Canada), 144a, 7.875%, 7/15/24	466,375
328,000	goeasy Ltd. (Canada), 144a, 5.375%, 12/1/24	332,100
391,000	Goldman Sachs Group, Inc. (The)., Ser P, (3M LIBOR +2.874%), 5.000%(A)(B)	373,405
615,000	MGIC Investment Corp., 5.250%, 8/15/28	634,326
730,000	Navient Corp., 5.500%, 1/25/23	734,639
1,462,000	Navient Corp., 5.875%, 10/25/24	1,453,784
419,000	PennyMac Financial Services, Inc., 144a, 5.375%, 10/15/25	424,237
960,000	PRA Group, Inc., 144a, 7.375%, 9/1/25	1,001,165
317,000	Prime Security Services Borrower LLC / Prime Finance, Inc., 144a, 3.375%, 8/31/27	304,081
1,826,000	Prime Security Services Borrower LLC / Prime Finance, Inc., 144a, 5.750%, 4/15/26	1,952,688
525,000	Prime Security Services Borrower LLC / Prime Finance, Inc., 144a, 6.250%, 1/15/28	531,562
1,017,000	Quicken Loans LLC / Quicken Loans Co.-Issuer, Inc., 144a, 3.875%, 3/1/31	1,004,287
441,000	Quicken Loans, Inc., 144a, 5.250%, 1/15/28	464,664
430,000	Radian Group, Inc.,4.500%, 10/1/24	426,861
293,000	Springleaf Finance Corp., 6.125%, 3/15/24	306,918
614,000	Springleaf Finance Corp., 6.625%, 1/15/28	681,417
172,000	Springleaf Finance Corp., 7.125%, 3/15/26	192,159
391,000	Springleaf Finance Corp., 8.875%, 6/1/25	433,032
		16,795,178

	Industrials — 7.5%
416,000	Amsted Industries, Inc., 144a, 4.625%, 5/15/30	429,520
591,000	Bombardier, Inc. (Canada), 144a, 6.000%, 10/15/22	548,152
953,000	BWX Technologies, Inc., 144a, 4.125%, 6/30/28	974,442
483,000	Cascades, Inc./Cascades USA, Inc. (Canada), 144a, 5.375%, 1/15/28	507,754
254,705	Delta Air Lines 2002-1 Class G-1 Pass Through Trust, 6.718%, 1/2/23	245,376
537,000	Fortress Transportation & Infrastructure Investors LLC, 144a, 6.750%, 3/15/22	528,945
189,000	Howmet Aerospace, Inc., 6.750%, 1/15/28	208,373
612,000	JB Poindexter & Co., Inc., 144a, 7.125%, 4/15/26	648,953
749,000	Moog, Inc., 144a, 4.250%, 12/15/27	765,890
307,000	Norbord, Inc. (Canada), 144a, 5.750%, 7/15/27	324,284
682,000	Owens-Brockway Glass Container, Inc., 144a, 5.875%, 8/15/23	716,100
747,000	Owens-Brockway Glass Container, Inc., 144a, 6.625%, 5/13/27	809,094
808,000	Plastipak Holdings, Inc., 144a, 6.250%, 10/15/25	808,000
335,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 144a, 4.000%, 10/15/27	337,512
634,000	Standard Industries, Inc., 144a, 3.375%, 1/15/31	625,755
203,000	Standard Industries, Inc., 144a, 5.000%, 2/15/27	211,120
665,000	Summit Materials LLC / Summit Materials Finance Corp., 144a, 5.250%, 1/15/29	692,431
768,000	TransDigm, Inc., 144a, 6.250%, 3/15/26	802,019
144,000	TransDigm, Inc., 144a, 8.000%, 12/15/25	156,600
217,000	Triumph Group, Inc., 144a, 6.250%, 9/15/24	184,676
1,036,000	Trivium Packaging Finance BV (Netherlands), 144a, 5.500%, 8/15/26	1,072,752
700,000	WESCO Distribution, Inc., 144a, 7.250%, 6/15/28	766,972
492,000	XPO Logistics, Inc., 144a, 6.250%, 5/1/25	525,759
982,000	XPO Logistics, Inc., 144a, 6.750%, 8/15/24	1,040,135
		13,930,614

	Real Estate — 5.4%
196,000	Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC /GGSI Sellco LL, 144a, 5.750%, 5/15/26	154,462
1,087,000	CoreCivic, Inc. REIT, 4.625%, 5/1/23	1,032,650
1,218,000	CoreCivic, Inc. REIT, 5.000%, 10/15/22	1,197,873
663,000	Diversified Healthcare Trust REIT, 9.750%, 6/15/25	737,442
1,835,000	GEO Group, Inc. (The) REIT, 5.875%, 1/15/22	1,776,610
1,027,000	Iron Mountain, Inc. REIT, 144a, 4.500%, 2/15/31	1,036,654
463,000	Iron Mountain, Inc. REIT, 144a, 4.875%, 9/15/29	471,102
968,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 3/15/28	1,007,930
1,016,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 7/15/30	1,059,180
811,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	876,960
168,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 3.750%, 2/15/27	165,191
519,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 4.250%, 12/1/26	521,413
		10,037,467

	Information Technology — 4.8%
667,000	Booz Allen Hamilton, Inc., 144a, 3.875%, 9/1/28	684,709
368,000	Boxer Parent Co., Inc., 144a, 7.125%, 10/2/25	393,046
364,000	Camelot Finance SA, 144a, 4.500%, 11/1/26	371,280
671,000	CDK Global, Inc., 4.875%, 6/1/27	706,227
211,000	j2 Cloud Services LLC / j2 Global Co.-Obligor, Inc., 144a, 6.000%, 7/15/25	219,440
693,000	Logan Merger Sub, Inc., 144a, 5.500%, 9/1/27	701,004
493,000	Microchip Technology, Inc., 144a, 4.250%, 9/1/25	511,517
235,000	MTS Systems Corp., 144a, 5.750%, 8/15/27	231,405
460,000	NCR Corp., 144a, 5.750%, 9/1/27	480,926
92,000	NCR Corp., 144a, 8.125%, 4/15/25	101,683
862,000	Open Text Corp. (Canada), 144a, 3.875%, 2/15/28	871,965
277,000	Pitney Bowes, Inc., 5.375%, 5/15/22	274,230
286,000	PTC, Inc., 144a, 4.000%, 2/15/28	293,958
1,016,000	SS&C Technologies, Inc., 144a, 5.500%, 9/30/27	1,079,724
1,047,000	Xerox Corp., 4.800%, 3/1/35	999,885
955,000	Xerox Holdings Corp., 144a, 5.000%, 8/15/25	943,798
		8,864,797

	Materials — 4.0%
503,000	Alcoa Nederland Holding BV (Netherlands), 144a, 6.125%, 5/15/28	530,036
187,000	Arconic Corp., 144a, 6.000%, 5/15/25	199,702
273,000	Arconic Corp., 144a, 6.125%, 2/15/28	280,337
93,000	Clearwater Paper Corp., 144a, 4.750%, 8/15/28	93,233
336,000	Clearwater Paper Corp., 144a, 5.375%, 2/1/25	352,163

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 99.4% (Continued)
	Materials — (Continued)
$770,000	Commercial Metals Co., 5.750%, 4/15/26	$800,800
761,000	CVR Partners LP / CVR Nitrogen Finance Corp., 144a, 9.250%, 6/15/23	703,925
680,000	Freeport-McMoRan, Inc., 5.000%, 9/1/27	710,294
895,000	Freeport-McMoRan, Inc., 5.400%, 11/14/34	990,094
75,000	Hudbay Minerals, Inc. (Peru), 144a, 6.125%, 4/1/29	74,250
544,000	Hudbay Minerals, Inc. (Peru), 144a, 7.625%, 1/15/25	553,520
1,073,000	Novelis Corp., 144a, 5.875%, 9/30/26	1,102,507
889,000	Nufarm Australia Ltd. / Nufarm Americas, Inc. (Australia), 144a, 5.750%, 4/30/26	906,869
145,000	WR Grace & Co., 144a, 4.875%, 6/15/27	149,742
		7,447,472

	Utilities — 3.9%
653,000	Calpine Corp., 144a, 4.500%, 2/15/28	668,764
363,000	Calpine Corp., 144a, 5.000%, 2/1/31	370,006
389,000	Clearway Energy Operating LLC, 5.000%, 9/15/26	399,697
212,000	Clearway Energy Operating LLC, 144a, 4.750%, 3/15/28	218,890
2,066,000	PG&E Corp., 5.000%, 7/1/28	2,004,020
193,000	PG&E Corp., 5.250%, 7/1/30	186,728
1,269,000	Rockpoint Gas Storage Canada Ltd. (Canada), 144a, 7.000%, 3/31/23	1,176,997
409,000	Superior Plus LP / Superior General Partner, Inc. (Canada), 144a, 7.000%, 7/15/26	436,607
1,710,000	Talen Energy Supply LLC, 144a, 7.625%, 6/1/28	1,710,000
		7,171,709
	Total Corporate Bonds	$184,434,282

Shares

	Short-Term Investment Funds — 1.9%
1,210,612	Dreyfus Government Cash Management, Institutional Shares, 0.02%∞Ω	1,210,612
2,229,455	Invesco Government & Agency Portfolio, Institutional Class, 0.02%**∞Ω	2,229,455
	Total Short-Term Investment Funds	$3,440,067

	Total Investment Securities — 101.3%
	(Cost $189,670,103)	$187,874,349

	Liabilities in Excess of
	Other Assets — (1.3%)	(2,378,284)
	Net Assets — 100.0%	$185,496,065

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2020.
(B)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2020 was $2,133,450.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2020.

Portfolio Abbreviations:

DAC - Designated Activity Company

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities were valued at $124,542,305 or 67.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$184,434,282	$—	$184,434,282
Short-Term Investment Funds	3,440,067	—	—	3,440,067
Total	$3,440,067	$184,434,282	$—	$187,874,349

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Impact Bond Fund – September 30, 2020

Principal		Market
Amount		Value

	Corporate Bonds — 29.9%

	Financials — 8.5%
$2,444,000	Aflac, Inc., 3.250%, 3/17/25	$2,709,900
2,600,000	American Express Co., 2.650%, 12/2/22	2,723,756
850,000	American Tower Trust, 144a, 3.070%, 3/15/23	867,461
1,592,038	Fishers Lane Associates LLC, 144a, 3.666%, 8/5/30	1,779,140
545,000	Fishers Lane Associates LLC, 144a, 5.477%, 8/5/40	701,403
691,000	Globe Life, Inc., 4.550%, 9/15/28	825,069
1,000,000	KeyBank NA/Cleveland OH, 2.300%, 9/14/22	1,037,371
1,950,000	KeyBank NA/Cleveland OH, 3.350%, 6/15/21	1,991,729
2,000,000	MassMutual Global Funding II, 144a, 0.850%, 6/9/23	2,021,158
2,386,000	National Rural Utilities Cooperative Finance Corp., 3.400%, 11/15/23	2,582,399
1,480,000	Nationwide Financial Services, Inc., 144a, 5.375%, 3/25/21	1,512,801
708,000	Nationwide Mutual Insurance Co., 144a, 9.375%, 8/15/39	1,195,440
1,541,000	PNC Bank NA, 2.500%, 1/22/21	1,548,675
1,300,000	PNC Bank NA, 2.700%, 10/22/29	1,404,024
1,500,000	Progressive Corp.(The), 4.200%, 3/15/48	1,942,534
2,040,000	Reliance Standard Life Global Funding II, 144a, 2.750%, 1/21/27	2,130,679
1,398,000	Torchmark Corp., 3.800%, 9/15/22	1,484,239
792,000	Unum Group, 7.250%, 3/15/28	1,017,217
2,000,000	USB Capital IX, (3M LIBOR +1.020%), 3.500%(A)(B)	1,873,020
2,000,000	Wachovia Capital Trust III, (3M LIBOR +0.930%), 5.570%(A)(B)	1,998,920
		33,346,935

	Industrials — 8.5%
2,620,907	American Airlines 2016-3 Class AA Pass Through Trust, 3.000%, 10/15/28	2,448,756
5,403	Burlington Northern and Santa Fe Railway Co. 2004-1 Pass Through Trust, 4.575%, 1/15/21	5,455
81,255	Burlington Northern and Santa Fe Railway Co. 2005-3 Pass Through Trust, 4.830%, 1/15/23	82,774
554,657	Burlington Northern and Santa Fe Railway Co. 2005-4 Pass Through Trust, 4.967%, 4/1/23	578,964
221,386	Continental Airlines 2000-2 Class A-1 Pass Through Trust, 7.707%, 4/2/21	219,296
1,432,847	Continental Airlines 2007-1 Class A Pass Through Trust, 5.983%, 4/19/22	1,405,231
682,603	Continental Airlines 2012-2 Class A Pass Through Trust, 4.000%, 10/29/24	655,205
1,559,067	CSX Transportation, Inc., 6.251%, 1/15/23	1,728,162
396,156	Delta Air Lines 2007-1 Class B Pass Through Trust, 8.021%, 8/10/22	372,681
2,400,000	Delta Air Lines 2019-1 Class AA Pass Through Trust, 3.204%, 4/25/24	2,391,873
363,346	Federal Express Corp. 1999 Pass Through Trust, 7.650%, 1/15/23	403,846
2,135,000	FedEx Corp., 4.000%, 1/15/24	2,365,511
985,000	FedEx Corp. 2020-1 Class AA Pass Through Trust, 1.875%, 2/20/34	999,429
2,823,000	GATX Corp., 3.250%, 3/30/25	3,005,955
2,000,000	John Deere Capital Corp. MTN, 2.800%, 9/8/27	2,221,643
1,180,000	Kansas City Southern, 3.000%, 5/15/23	1,213,518
1,475,000	Kansas City Southern, 3.125%, 6/1/26	1,546,676
1,941,000	Norfolk Southern Corp., 2.903%, 2/15/23	2,041,286
1,855,000	SBA Tower Trust, 144a, 3.168%, 4/11/22	1,877,529
698,954	Southwest Airlines Co. 2007-1 Pass Through Trust, 6.150%, 8/1/22	699,941
1,325,000	Union Pacific Corp., 3.950%, 9/10/28	1,562,824
213,771	Union Pacific Railroad Co. 2003 Pass Through Trust, 4.698%, 1/2/24	221,041
623,926	Union Pacific Railroad Co. 2006 Pass Through Trust, 5.866%, 7/2/30	737,904
793,603	Union Pacific Railroad Co. 2014-1 Pass Through Trust, 3.227%, 5/14/26	880,440
1,600,000	United Rentals North America, Inc., 4.875%, 1/15/28	1,680,000
1,631,000	Waste Management, Inc., 2.400%, 5/15/23	1,704,162
		33,050,102

	Utilities — 5.9%
2,104,000	American Water Capital Corp., 2.950%, 9/1/27	2,327,351
1,623,000	California Water Service Co., 5.500%, 12/1/40	2,207,451
2,008,000	Commonwealth Edison Co., 5.900%, 3/15/36	2,895,872
2,163,000	Dominion Energy South Carolina, Inc., 4.600%, 6/15/43	2,817,868
2,080,000	Duke Energy Progress LLC, 6.300%, 4/1/38	3,130,350
2,382,000	Entergy Louisiana LLC,4.440%, 1/15/26	2,749,573
1,642,000	Georgia Power Co., 4.750%, 9/1/40	2,021,420
102,591	Kiowa Power Partners LLC, 144a, 5.737%, 3/30/21	103,179
2,000,000	NextEra Energy Capital Holdings, Inc., (3M LIBOR +2.068%), 2.293%, 10/1/66(A)	1,639,500
2,926,000	PacifiCorp., 8.050%, 9/1/22	3,291,770
		23,184,334

	Health Care — 1.5%
2,587,456	CVS Pass-Through Trust, 6.036%, 12/10/28	2,941,731
2,605,000	HCA, Inc., 5.250%, 4/15/25	3,007,861
		5,949,592

	Consumer Discretionary — 1.3%
2,347,000	Ford Motor Credit Co. LLC, 4.375%, 8/6/23	2,382,909
990,000	PulteGroup, Inc., 7.875%, 6/15/32	1,361,250
1,300,000	Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	1,161,550
		4,905,709

	Energy — 1.2%
592,000	Spectra Energy Partners LP, 3.500%, 3/15/25	645,833
2,482,000	Tennessee Valley Authority, 4.650%, 6/15/35	3,465,812
500,000	Texas Eastern Transmission LP, 7.000%, 7/15/32	676,232
		4,787,877

	Real Estate — 1.0%
1,800,000	American Tower Corp. REIT, 3.125%, 1/15/27	1,965,519
1,750,000	Crown Castle International Corp. REIT, 4.300%, 2/15/29	2,042,688
		4,008,207

	Communication Services — 0.8%
2,000,000	Verizon Communications, Inc., 5.012%, 4/15/49	2,878,727

	Consumer Staples — 0.7%
1,500,000	Kroger Co. (The), 3.850%, 8/1/23	1,625,690
1,000,000	Kroger Co. (The), 4.500%, 1/15/29	1,227,746
		2,853,436

	Information Technology — 0.5%
1,900,000	Lam Research Corp., 1.900%, 6/15/30	1,971,445
	Total Corporate Bonds	$116,936,364

	U.S. Government Agency Obligations — 26.4%
1,214,000	Canal Barge Co., Inc., 4.500%, 11/12/34	1,410,652
2,831,732	Helios Leasing I LLC, 1.734%, 7/24/24	2,897,264
1,045,000	Matson Navigation Co., Inc., 5.337%, 9/4/28	1,196,934
766,500	Petroleos Mexicanos (Mexico), 2.290%, 2/15/24	791,047
2,754,053	Reliance Industries Ltd. (India), 1.870%, 1/15/26	2,847,961

Touchstone Impact Bond Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Agency Obligations — 26.4% (Continued)
$26,980	Small Business Administration Participation Certificates, Ser 2002-20H, Class 1, 5.310%, 8/1/22	$27,833
12,107	Small Business Administration Participation Certificates, Ser 2003-20D, Class 1, 4.760%, 4/1/23	12,495
46,429	Small Business Administration Participation Certificates, Ser 2004-20D, Class 1, 4.770%, 4/1/24	48,433
98,868	Small Business Administration Participation Certificates, Ser 2004-20K, Class 1, 4.880%, 11/1/24	104,447
90,920	Small Business Administration Participation Certificates, Ser 2005-20H, Class 1, 5.110%, 8/1/25	97,009
154,258	Small Business Administration Participation Certificates, Ser 2006-20H, Class 1, 5.700%, 8/1/26	167,480
190,301	Small Business Administration Participation Certificates, Ser 2006-20K, Class 1, 5.360%, 11/1/26	205,285
340,158	Small Business Administration Participation Certificates, Ser 2006-20L, Class 1, 5.120%, 12/1/26	365,835
282,327	Small Business Administration Participation Certificates, Ser 2007-20A, Class 1, 5.320%, 1/1/27	304,036
491,391	Small Business Administration Participation Certificates, Ser 2007-20E, Class 1, 5.310%, 5/1/27	533,338
243,476	Small Business Administration Participation Certificates, Ser 2007-20F, Class 1, 5.710%, 6/1/27	264,936
723,219	Small Business Administration Participation Certificates, Ser 2007-20L, Class 1, 5.290%, 12/1/27	780,353
330,639	Small Business Administration Participation Certificates, Ser 2008-20A, Class 1, 5.170%, 1/1/28	361,598
384,833	Small Business Administration Participation Certificates, Ser 2008-20K, Class 1, 6.770%, 11/1/28	430,468
726,617	Small Business Administration Participation Certificates, Ser 2009-20C, Class 1, 4.660%, 3/1/29	785,990
423,292	Small Business Administration Participation Certificates, Ser 2009-20D, Class 1, 4.310%, 4/1/29	459,565
517,946	Small Business Administration Participation Certificates, Ser 2009-20E, Class 1, 4.430%, 5/1/29	562,790
271,942	Small Business Administration Participation Certificates, Ser 2009-20F, Class 1, 4.950%, 6/1/29	293,007
874,400	Small Business Administration Participation Certificates, Ser 2009-20J, Class 1, 3.920%, 10/1/29	929,200
1,536,437	Small Business Administration Participation Certificates, Ser 2010-20F, Class 1, 3.880%, 6/1/30	1,669,907
2,961,981	Small Business Administration Participation Certificates, Ser 2010-20I, Class 1, 3.210%, 9/1/30	3,116,553
265,172	Small Business Administration Participation Certificates, Ser 2012-10C, Class 1, 1.240%, 5/1/22	267,113
5,332,927	Small Business Administration Participation Certificates, Ser 2013-20C, Class 1, 2.220%, 3/1/33	5,555,145
4,803,497	Small Business Administration Participation Certificates, Ser 2013-20E, Class 1, 2.070%, 5/1/33	4,970,472
2,709,245	Small Business Administration Participation Certificates, Ser 2013-20G, Class 1, 3.150%, 7/1/33	2,911,714
2,724,956	Small Business Administration Participation Certificates, Ser 2014-20H, Class 1, 2.880%, 8/1/34	2,900,385
4,209,432	Small Business Administration Participation Certificates, Ser 2014-20K, Class 1, 2.800%, 11/1/34	4,497,269
2,151,544	Small Business Administration Participation Certificates, Ser 2015-20I, Class 1, 2.820%, 9/1/35	2,334,916
3,060,246	Small Business Administration Participation Certificates, Ser 2016-20A, Class 1, 2.780%, 1/1/36	3,249,443
2,587,934	Small Business Administration Participation Certificates, Ser 2017-10A, Class 1, 2.845%, 3/10/27	2,759,934
2,792,319	Small Business Administration Participation Certificates, Ser 2017-10B, Class 1, 2.518%, 9/10/27	2,947,346
4,204,129	Small Business Administration Participation Certificates, Ser 2017-20E, Class 1, 2.880%, 5/1/37	4,502,886
4,298,493	Small Business Administration Participation Certificates, Ser 2017-20F, Class 1, 2.810%, 6/1/37	4,604,200
4,905,054	Small Business Administration Participation Certificates, Ser 2017-20K, Class 1, 2.790%, 11/1/37	5,350,959
2,792,841	Small Business Administration Participation Certificates, Ser 2017-20L, Class 1, 2.780%, 12/1/37	2,987,518
3,683,290	Small Business Administration Participation Certificates, Ser 2018-20C, Class 1, 3.200%, 3/1/38	4,032,580
2,230,311	Small Business Administration Participation Certificates, Ser 2018-25D, Class 1, 3.890%, 10/1/43	2,518,484
2,476,476	Small Business Administration Participation Certificates, Ser 2019-20A, Class 1, 3.370%, 1/1/39	2,709,743
2,604,199	Small Business Administration Participation Certificates, Ser 2019-25B, Class 1, 3.450%, 2/1/44	2,924,483
2,987,134	Small Business Administration Participation Certificates, Ser 2019-25E, Class 1, 3.070%, 5/1/44	3,243,566
1,002,309	Tagua Leasing LLC, 1.581%, 11/16/24	1,025,038
742,000	Totem Ocean Trailer Express, Inc., 6.365%, 4/15/28	877,263
4,368,554	United States Small Business Administration, Ser 2016-20B, Class 1, 2.270%, 2/1/36	4,657,992
5,416,913	United States Small Business Administration, Ser 2016-20F, Class 1, 2.180%, 6/1/36	5,678,269
3,860,000	United States Small Business Administration, Ser 2020-25I, Class 1, 1.150%, 9/1/45	3,868,392
1,132,000	Vessel Management Services, Inc., 5.125%, 4/16/35	1,358,823
	Total U.S. Government Agency Obligations	$103,398,349

	Agency Collateralized Mortgage Obligations — 17.2%
2,100,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1511, Class A3, 3.542%, 3/25/34	2,538,297
2,500,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1513, Class A3, 2.797%, 8/25/34	2,891,902
3,447,146	FHLMC Multifamily Structured Pass Through Certificates, Ser KG01, Class A7, 2.875%, 4/25/26	3,790,116
3,570,000	FHLMC Multifamily Structured Pass Through Certificates, Ser KG02, Class A2, 2.412%, 8/25/29	3,900,799
3,000,000	FHLMC Multifamily Structured Pass Through Certificates, Ser KG03, Class A1, 0.704%, 4/25/29(A)(C)	2,981,911
3,324,009	FHLMC Multifamily Structured Pass Through Certificates, Ser KW03 Class A1, 2.617%, 12/25/26	3,535,572
3,105,100	FNMA REMIC, Ser 2019-M6, Class A1, 3.300%, 8/1/28	3,436,138
1,500,000	FREMF Mortgage Trust, Ser 2011-K16, Class B, 144a, 4.765%, 11/25/46(A)(C)	1,551,060
1,020,037	FREMF Mortgage Trust, Ser 2012-K19, Class B, 144a, 4.162%, 5/25/45(A)(C)	1,061,504
3,000,000	FREMF Mortgage Trust, Ser 2012-K23, Class B, 144a, 3.782%, 10/25/45(A)(C)	3,129,862
1,300,000	FREMF Mortgage Trust, Ser 2013-K30, Class B, 144a, 3.667%, 6/25/45(A)(C)	1,375,478
1,715,000	FREMF Mortgage Trust, Ser 2014-K40, Class B, 144a, 4.207%, 11/25/47(A)(C)	1,896,369
1,578,000	FREMF Mortgage Trust, Ser 2014-K716, Class B, 144a, 4.081%, 8/25/47(A)(C)	1,603,336
1,313,628	FRESB Mortgage Trust, Ser 2015-SB9, Class A5, (1M LIBOR +0.700%), 2.502%, 11/25/35(A)	1,313,370
902,271	FRESB Mortgage Trust, Ser 2016-SB17, Class A5H, 2.160%, 5/25/36(A)(C)	905,348
1,509,757	FRESB Mortgage Trust, Ser 2017-SB27, Class A10F, 3.090%, 1/25/27(A)(C)	1,604,565
2,741,817	FRESB Mortgage Trust, Ser 2018-SB46, Class A10F, 3.300%, 12/25/27(A)(C)	2,972,267
2,024,933	GNMA, Ser 2011-142, Class B, 3.471%, 2/16/44(A)(C)	2,069,666
802,882	GNMA, Ser 2012-1, Class C, 3.310%, 11/16/49	818,002
2,975,000	GNMA, Ser 2012-46, Class C, 3.176%, 5/16/50(A)(C)	3,127,788
777,667	GNMA, Ser 2012-53, Class AC, 2.381%, 12/16/43	795,474
1,788,009	GNMA, Ser 2013-121, Class AB, 2.484%, 8/16/44(A)(C)	1,860,873
695,107	GNMA, Ser 2013-40, Class AC, 1.584%, 1/16/46	698,889

Touchstone Impact Bond Fund (Continued)

Principal		Market
Amount		Value

	Agency Collateralized Mortgage Obligations — 17.2% (Continued)
$2,540,000	GNMA, Ser 2015-32, Class HG, 3.000%, 9/16/49(A)(C)	$2,726,974
2,591,056	GNMA, Ser 2015-37, Class AD, 2.600%, 11/16/55	2,703,621
3,512,000	GNMA, Ser 2015-73, Class B, 2.700%, 10/16/55(A)(C)	3,742,685
2,050,377	GNMA, Ser 2017-46, Class AB, 2.600%, 1/16/52	2,161,539
1,553,090	GNMA, Ser 2017-H11, Class FV, (1M LIBOR +0.500%), 0.655%, 5/20/67(A)	1,557,023
4,505,640	GNMA, Ser 2020-113, Class AF, 2.000%, 10/16/62	4,467,112
	Total Agency Collateralized Mortgage Obligations	$67,217,540

	U.S. Government Mortgage-Backed Obligations — 9.7%
1,250,496	FHLMC, Pool #W30008, 7.645%, 5/1/25	1,429,456
186,024	FNMA, Pool #465711, 4.680%, 8/1/28	219,044
99,167	FNMA, Pool #874210, 5.260%, 1/1/25	103,903
604,573	FNMA, Pool #888829, 5.888%, 6/1/37(A)	635,390
1,210,206	FNMA, Pool #AH8854, 4.500%, 4/1/41	1,362,146
1,637,452	FNMA, Pool #AM0157, 2.680%, 2/1/22	1,666,713
3,359,000	FNMA, Pool #AN3613, 2.680%, 12/1/26	3,610,513
2,886,578	FNMA, Pool #AN5183, 3.250%, 4/1/27	3,265,240
3,245,235	FNMA, Pool #AS8650, 3.000%, 1/1/47	3,409,095
571,909	FNMA, Pool #AT0924, 2.000%, 3/1/28	592,532
1,220,637	FNMA, Pool #BC0153, 4.000%, 1/1/46	1,327,173
2,527,141	FNMA, Pool #BE3695, 3.500%, 6/1/47	2,674,446
3,105,399	FNMA REMICS, Pool #BP1932, 3.000%, 4/1/50	3,252,229
3,245,589	FNMA REMICS, Pool #FM3442, 3.000%, 6/1/50	3,398,438
3,625,379	FNMA REMICS, Pool #MA3992, 3.500%, 4/1/50	3,821,694
3,095,579	FNMA REMICS, Pool #MA4019, 2.500%, 5/1/50	3,249,665
3,923,415	FNMA REMICS, Pool #MA4078, 2.500%, 7/1/50	4,118,707
	Total U.S. Government Mortgage-Backed Obligations	$38,136,384

	Municipal Bonds — 7.7%
	California — 2.4%
1,000,000	California Health Facilities Financing Authority Revenue, Txbl Senior No Place Like Home, 2.704%, 6/1/30	1,070,350
1,465,000	City of San Francisco Public Utilities Commission Water Revenue, Build America Bonds, 6.950%, 11/1/50	2,565,933
1,710,000	East Bay Municipal Utility District Water System Revenue, Build America Bonds Sub, 5.874%, 6/1/40	2,666,899
2,040,000	Los Angeles Unified School District, Build America Bonds Ser RY, UTGO, 6.758%, 7/1/34	3,015,385
		9,318,567

	Indiana — 0.4%
1,200,000	Indianapolis Local Public Improvement Bond Bank, Build America Bonds, Ser B, 6.116%, 1/15/40	1,750,824

	Louisiana — 0.3%
1,245,435	Louisiana State Housing Corp., Revenue, 2.875%, 11/1/38	1,287,792

	Missouri — 0.1%
555,000	Missouri State Housing Development Commission, Special Homeownership Loan Program, Ser C, 2.650%, 11/1/40	556,005

	Nevada — 0.9%
3,488,905	Nevada Housing Division, Revenue, Txbl Ref Senior Ser A, 1.900%, 11/1/44	3,541,029

	New York — 0.9%
1,400,000	Port Authority of New York and New Jersey, Cons One Hundred Sixty-Eight, 4.926%, 10/1/51	1,887,158
1,135,000	Port Authority of New York and New Jersey, Txbl Cons Ser 181, 4.960%, 8/1/46	1,515,532
		3,402,690

	Ohio — 0.3%
1,290,000	Ohio State HFA, Revenue, Ser 1, 2.650%, 11/1/41	1,339,755

	Texas — 1.6%
1,770,000	Dallas Area Rapid Transit, Revenue, Build America Bonds, Ser B, 5.999%, 12/1/44	2,727,570
2,640,000	Texas State Transportation Commission Highway Authority, Build America Bonds, Ser B, 5.178%, 4/1/30	3,387,569
		6,115,139

	Virginia — 0.2%
723,265	Virginia State Housing Development Authority, Pass Thru Ser B, 2.750%, 4/25/42	743,154

	Washington — 0.6%
1,515,000	State of Washington, Build America Bonds, Ser D, UTGO, 5.481%, 8/1/39	2,222,187
	Total Municipal Bonds	$30,277,142

	U.S. Treasury Obligations — 3.7%
10,429,000	U.S. Treasury Strip, Principal, 0.000%, 5/15/43(D)	7,630,438
5,379,000	U.S. Treasury Strip, Principal, 0.000%, 5/15/45(D)	3,758,076
4,862,000	U.S. Treasury Strip, Principal, 0.000%, 5/15/48(D)	3,215,554
	Total U.S. Treasury Obligations	$14,604,068

	Asset-Backed Securities — 1.1%
1,098,559	321 Henderson Receivables I LLC, Ser 2012-1A, Class A, 144a, 4.210%, 2/16/65	1,272,654
1,015,925	321 Henderson Receivables I LLC, Ser 2012-2A, Class A, 144a, 3.840%, 10/15/59	1,152,484
1,320,902	321 Henderson Receivables I LLC, Ser 2015-2A, Class A, 144a, 3.870%, 3/15/58	1,521,161
506,902	JCP&L Transition Funding II LLC, Ser 2006-A, Class A4, 5.610%, 6/5/23	514,363
	Total Asset-Backed Securities	$4,460,662

	Non-Agency Collateralized Mortgage Obligation — 0.6%
2,209,848	Virginia Housing Development Authority, Ser 2019-A, Class A, 2.950%, 10/25/49	$2,276,144

	Commercial Mortgage-Backed Security — 0.1%
334,947	CD Commercial Mortgage Trust, Ser 2006-CD3, Class AJ, 5.688%, 10/15/48	$188,337

Touchstone Impact Bond Fund (Continued)

		Market
Shares		Value

	Short-Term Investment Fund — 3.5%
13,870,213	Dreyfus Government Cash Management, Institutional Shares, 0.02%∞Ω	$13,870,213

	Total Investment Securities — 99.9%
	(Cost $368,402,313)	$391,365,203

	Other Assets in Excess of
	Liabilities — 0.1%	435,296

	Net Assets —100.0%	$391,800,499

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2020.
(B)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(D)	Strip Security - Separate trading of Registered Interest and Principal. Holders of a principal strip security are entitled to the portion of the payment representing principal only.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2020.

Portfolio Abbreviations:

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FREMF - Freddie Mac Multifamily Securitization

FRESB - Freddie Mac Multifamily Securitization Small Balance Loan

GNMA - Government National Mortgage Association

HFA - Housing Finance Authority/Agency

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

UTGO - Unlimited Tax General Obligation

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities were valued at $26,752,698 or 6.8% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$116,936,364	$—	$116,936,364

U.S. Government Agency Obligations	—	103,398,349	—	103,398,349

Agency Collateralized Mortgage Obligations	—	67,217,540	—	67,217,540

U.S. Government Mortgage-Backed Obligations	—	38,136,384	—	38,136,384

Municipal Bonds	—	30,277,142	—	30,277,142

U.S. Treasury Obligations	—	14,604,068	—	14,604,068

Asset-Backed Securities	—	4,460,662	—	4,460,662

Non-Agency Collateralized Mortgage Obligation	—	2,276,144	—	2,276,144

Commercial Mortgage-Backed Security	—	188,337	—	188,337

Short-Term Investment Fund	13,870,213	—	—	13,870,213

Total	$13,870,213	$377,494,990	$—	$391,365,203

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone International ESG Equity Fund – September 30, 2020

		Market
	Shares	Value

Common Stocks — 99.0%
Japan —16.0%
Communication Services — 5.2%
KDDI Corp.	26,800	$674,062
Nintendo Co. Ltd.	1,300	736,699

Consumer Discretionary — 4.6%
Panasonic Corp.	35,400	301,540
Sony Corp.	12,600	965,690

Health Care — 1.1%
Eisai Co. Ltd.	3,100	283,130

Industrials — 2.2%
Kubota Corp.	19,400	347,594
Mitsubishi Electric Corp.	19,300	261,886

Information Technology — 2.9%
Kyocera Corp.	10,700	612,645
Tokyo Electron Ltd.	700	182,878
Total Japan		4,366,124

Germany — 14.4%
Consumer Discretionary — 2.5%
Continental AG	6,287	681,312

Industrials — 5.2%
Deutsche Post AG	23,466	1,064,783
KION Group AG	4,238	361,879

Materials — 2.4%
HeidelbergCement AG	10,728	655,544

Real Estate — 4.3%
Vonovia SE	17,048	1,168,691
Total Germany		3,932,209

France —11.8%
Communication Services — 0.7%
Ubisoft Entertainment SA*	2,008	180,977

Financials — 2.3%
SCOR SE*	23,184	645,488

Industrials — 6.9%
Cie de Saint-Gobain*	19,531	818,098
Schneider Electric SE	8,573	1,065,615

Materials — 1.9%
Air Liquide SA	3,327	527,362
Total France		3,237,540

Sweden — 9.0%
Communication Services — 2.3%
Tele2 AB-Class B†	45,055	635,228

Financials — 4.4%
Svenska Handelsbanken AB - Class A*	70,092	586,444
Swedbank AB - Class A*	39,729	621,982

Industrials — 2.3%
Epiroc AB-Class A	42,480	615,376
Total Sweden		2,459,030

Switzerland — 8.6%
Health Care — 6.0%
Alcon, Inc.*	12,698	719,922
Roche Holding AG	2,651	908,075

Industrials — 2.6%
ABB Ltd. ADR	27,912	710,360
Total Switzerland		2,338,357

United Kingdom — 8.2%
Consumer Staples — 2.0%
Reckitt Benckiser Group PLC	5,470	533,354

Financials — 1.7%
Lloyds Banking Group PLC*	1,398,464	474,753

Health Care — 3.6%
GlaxoSmithKline PLC ADR	25,964	977,285

Utilities — 0.9%
Pennon Group PLC	18,603	247,503
Total United Kingdom		2,232,895

Canada — 6.7%
Financials — 2.7%
Intact Financial Corp.	6,884	737,126

Materials — 4.0%
Agnico Eagle Mines Ltd.	13,785	1,097,424
Total Canada		1,834,550

Taiwan — 5.0%
Information Technology — 5.0%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	16,940	1,373,326

China — 4.7%
Communication Services — 3.5%
Tencent Holdings Ltd.	14,300	965,870
Consumer Discretionary — 1.2%
Shenzhou International Group Holdings Ltd.	19,200	326,955
Total China		1,292,825

Italy — 3.8%
Utilities — 3.8%
Enel SpA	120,734	1,047,478

South Korea — 3.2%
Communication Services — 1.8%
KT Corp.	9,506	186,002
KT Corp. ADR	32,156	309,019

Information Technology — 1.4%
Samsung SDI Co. Ltd.	999	369,049
Total South Korea		864,070

Denmark — 3.0%
Industrials —0.9%
Vestas Wind Systems A/S	1,525	246,450

Materials — 2.1%
Novozymes A/S - Class B	9,155	575,414
Total Denmark		821,864

Singapore — 1.8%
Real Estate — 1.8%
CapitaLand Mall Trust REIT	342,500	487,464

India — 1.6%
Financials — 1.6%
ICICI Bank Ltd. ADR*	44,383	436,285

United States — 0.6%
Information Technology — 0.6%
SolarEdge Technologies, Inc.*	747	178,047

Belgium — 0.6%
Materials — 0.6%
Umicore SA	3,779	157,186
Total Common Stocks		$27,059,250

Touchstone International ESG Equity Fund (Continued)

		Market
	Shares	Value

Short-Term Investment Funds — 3.3%
Dreyfus Government Cash Management, Institutional Shares, 0.02%∞Ω	243,830	$243,830
Invesco Government & Agency Portfolio, Institutional Class, 0.02%**∞Ω	662,369	662,369
Total Short-Term Investment Funds		$906,199

Total Investment Securities — 102.3%
(Cost $23,570,199)		$27,965,449

Liabilities in Excess of Other Assets — (2.3%)		(627,622)

Net Assets — 100.0%		$27,337,827

*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2020 was $628,869.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$—	$4,366,124	$—	$4,366,124
Germany	—	3,932,209	—	3,932,209
France	—	3,237,540	—	3,237,540
Sweden	—	2,459,030	—	2,459,030
Switzerland	710,360	1,627,997	—	2,338,357
United Kingdom	977,285	1,255,610	—	2,232,895
Canada	1,834,550	—	—	1,834,550
Taiwan	1,373,326	—	—	1,373,326
China	—	1,292,825	—	1,292,825
Italy	—	1,047,478	—	1,047,478
South Korea	309,019	555,051	—	864,070
Denmark	—	821,864	—	821,864
Singapore	—	487,464	—	487,464
India	436,285	—	—	436,285
United States	178,047	—	—	178,047
Belgium	—	157,186	—	157,186
Short-Term Investment Funds	906,199	—	—	906,199
Total	$6,725,071	$21,240,378	$—	$27,965,449

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Mid Cap Fund – September 30, 2020

		Market
	Shares	Value

Common Stocks — 97.0%
Information Technology — 24.3%
Amphenol Corp. - Class A	1,463,057	$158,405,181
Black Knight, Inc.*	1,862,196	162,104,162
CDK Global, Inc.	1,419,065	61,857,043
Citrix Systems, Inc.	1,153,904	158,904,120
Entegris, Inc.	2,621,975	194,917,622
Skyworks Solutions, Inc.	1,355,662	197,248,821
		933,436,949

Industrials — 23.4%
Allison Transmission Holdings, Inc.	2,517,501	88,464,985
Armstrong World Industries, Inc.	1,773,599	122,041,347
Cintas Corp.	415,116	138,163,058
Copart, Inc.*	1,730,786	182,009,456
HD Supply Holdings, Inc.*	3,834,716	158,143,688
Old Dominion Freight Line, Inc.	738,281	133,569,799
Sensata Technologies Holding PLC*	1,758,846	75,876,616
		898,268,949

Financials — 10.9%
Alleghany Corp.	206,485	107,465,118
Cincinnati Financial Corp.	1,650,873	128,718,568
M&T Bank Corp.	956,951	88,125,618
Moelis &Co. - Class A	2,732,337	96,014,322
		420,323,626

Materials — 9.9%
Axalta Coating Systems Ltd.*	2,954,553	65,502,440
Ball Corp.	898,098	74,649,906
NewMarket Corp.	266,185	91,120,449
Vulcan Materials Co.	1,113,241	150,888,685
		382,161,480

Consumer Discretionary — 9.0%
CarMax, Inc.*	1,563,271	143,680,238
Dollar Tree, Inc.*	1,311,314	119,775,421
Hasbro, Inc.	1,010,825	83,615,444
		347,071,103

Consumer Staples — 8.7%
Brown-Forman Corp. - Class B	1,415,849	106,641,747
Lamb Weston Holdings, Inc.	1,703,470	112,888,957
Post Holdings, Inc.*	1,361,777	117,112,822
		336,643,526

Health Care — 6.0%
Perrigo Co. PLC	2,357,740	108,243,843
STERIS PLC	697,676	122,923,534
		231,167,377

Real Estate — 2.6%
STORE Capital Corp. REIT	3,618,346	99,251,231

Communication Services — 2.2%
Fox Corp. - Class A	2,975,658	82,812,562
Total Common Stocks		$3,731,136,803

Short-Term Investment Fund — 2.6%
Dreyfus Government Cash Management, Institutional Shares, 0.02%∞Ω	97,745,631	$97,745,631

Total Investment Securities — 99.6%
(Cost $3,381,235,955)		$3,828,882,434

Other Assets in Excess of Liabilities — 0.4%		17,133,400
Net Assets — 100.0%		$3,846,015,834

*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2020.

Portfolio Abbreviations:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,731,136,803	$—	$—	$3,731,136,803
Short-Term Investment Fund	97,745,631	—	—	97,745,631
Total	$3,828,882,434	$—	$—	$3,828,882,434

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Mid Cap Value Fund – September 30, 2020

		Market
	Shares	Value

Common Stocks — 96.0%
Consumer Staples — 13.2%
Constellation Brands, Inc. - Class A	46,698	$8,849,738
Darling Ingredients, Inc.*	558,926	20,138,104
Hain Celestial Group, Inc. (The)*	333,267	11,431,058
Ingredion, Inc.	71,062	5,377,972
Kroger Co. (The)	221,018	7,494,720
Lamb Weston Holdings, Inc.	140,964	9,341,684
TreeHouse Foods, Inc.*	391,857	15,881,964
Tyson Foods, Inc. - Class A	192,303	11,438,182
		89,953,422

Utilities — 12.1%
CenterPoint Energy, Inc.	768,342	14,867,418
DTE Energy Co.	111,959	12,879,763
Entergy Corp.	149,666	14,746,591
Evergy, Inc.	239,291	12,160,769
NiSource, Inc.	619,837	13,636,414
Pinnacle West Capital Corp.	97,167	7,243,800
Spire, Inc.	138,934	7,391,289
		82,926,044

Financials — 12.1%
Allstate Corp. (The)	120,951	11,386,327
Ameriprise Financial, Inc.	89,625	13,812,109
Arch Capital Group Ltd.*	232,910	6,812,617
Hartford Financial Services Group, Inc. (The)	204,485	7,537,317
M&T Bank Corp.	42,057	3,873,029
PacWest Bancorp	215,797	3,685,813
Pinnacle Financial Partners, Inc.	180,991	6,441,470
Reinsurance Group of America, Inc.	152,276	14,495,152
Signature Bank	107,028	8,882,254
Sterling Bancorp.	561,247	5,904,318
		82,830,406

Health Care — 12.1%
AmerisourceBergen Corp.	58,010	5,622,329
Centene Corp.*	242,482	14,143,975
Charles River Laboratories International, Inc.*	38,867	8,801,432
DENTSPLY SIRONA, Inc.	220,148	9,627,072
Encompass Health Corp.	193,463	12,571,226
Envista Holdings Corp.*	473,361	11,682,550
Laboratory Corp. of America Holdings*	54,819	10,320,773
Zimmer Biomet Holdings, Inc.	71,352	9,713,861
		82,483,218

Industrials — 10.4%
Aercap Holdings N.V. (Ireland)*	205,935	5,187,503
Clean Harbors, Inc.*	176,640	9,897,139
Dover Corp.	72,512	7,855,950
Hexcel Corp.	144,445	4,846,130
Huntington Ingalls Industries, Inc.	29,585	4,164,089
Parker-Hannifin Corp.	37,997	7,688,313
Regal-Beloit Corp.	142,124	13,341,180
Snap-on, Inc.	60,620	8,919,021
Stericycle, Inc.*	144,735	9,126,989
		71,026,314

Consumer Discretionary — 9.7%
BorgWarner, Inc.	193,463	7,494,757
Carter’s, Inc.	91,946	7,960,685
Columbia Sportswear Co.	104,418	9,082,278
Dollar General Corp.	36,546	7,660,773
Dollar Tree, Inc.*	102,388	9,352,120
Hasbro, Inc.	101,227	8,373,497
LKQ Corp.*	596,923	16,552,675
		66,476,785

Real Estate — 9.6%
AGNC Investment Corp., REIT	774,143	10,768,329
Alexandria Real Estate Equities, Inc., REIT	95,426	15,268,160
American Campus Communities, Inc., REIT	252,053	8,801,691
Boston Properties, Inc., REIT	84,114	6,754,354
Digital Realty Trust, Inc., REIT	60,620	8,896,591
Host Hotels & Resorts, Inc., REIT	444,647	4,797,741
Mid-America Apartment Communities, Inc., REIT	85,855	9,954,887
		65,241,753

Materials — 7.5%
Berry Global Group, Inc.*	264,235	12,767,835
FMC Corp.	110,799	11,734,722
Livent Corp.*	695,830	6,241,595
Olin Corp.	312,964	3,874,494
RPM International, Inc.	102,098	8,457,798
Valvoline, Inc.	429,274	8,173,377
		51,249,821

Information Technology — 7.5%
Leidos Holdings, Inc.	122,981	10,963,756
MACOM Technology Solutions Holdings, Inc.*	199,554	6,786,832
PTC, Inc.*	134,583	11,132,706
Qorvo, Inc.*	100,357	12,947,057
Synopsys, Inc.*	42,927	9,185,519
		51,015,870

Energy — 1.8%
Cimarex Energy Co.	132,263	3,217,959
Diamondback Energy, Inc.	131,683	3,966,292
Pioneer Natural Resources Co.	57,720	4,963,343
		12,147,594
Total Common Stocks		$655,351,227

Exchange-Traded Fund — 0.5%
iShares Russell Mid-Cap Value ETF	42,637	$3,446,775

Short-Term Investment Fund — 0.9%
Dreyfus Government Cash Management, Institutional Shares, 0.02%∞Ω	6,173,920	$6,173,920

Total Investment Securities — 97.4%
(Cost $607,464,242)		$664,971,922
Other Assets in Excess of Liabilities — 2.6%		18,030,097

Net Assets — 100.0%		$683,002,019

*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2020.

Portfolio Abbreviation:

ETF - Exchange-Traded Fund

REIT - Real Estate Investment Trust

Touchstone Mid Cap Value Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$655,351,227	$—	$—	$655,351,227
Exchange-Traded Fund	3,446,775	—	—	3,446,775
Short-Term Investment Fund	6,173,920	—	—	6,173,920
Total	$664,971,922	$—	$—	$664,971,922

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Sands Capital Select Growth Fund – September 30, 2020

		Market
	Shares	Value

Common Stocks — 96.4%
Information Technology — 35.3%
Adobe, Inc.*	206,071	$101,063,401
Atlassian Corp. PLC - Class A*	200,001	36,358,182
Coupa Software, Inc.*	96,218	26,386,824
Intuit, Inc.	212,186	69,217,195
Microsoft Corp.	371,661	78,171,458
ServiceNow, Inc.*	282,535	137,029,475
Snowflake, Inc. - Class A*†	91,404	22,942,404
Square, Inc. - Class A*	817,587	132,898,767
Twilio, Inc. - Class A*	274,223	67,757,761
Visa, Inc. - Class A	622,981	124,577,511
		796,402,978

Communication Services — 31.2%
Alphabet, Inc. - Class A*	28,372	41,582,003
Charter Communications, Inc. - Class A*	79,216	49,457,718
Facebook, Inc. - Class A*	287,142	75,202,490
Match Group, Inc.*	979,491	108,380,679
Netflix, Inc.*	338,553	169,286,657
Sea Ltd. (Taiwan) ADR*	1,135,006	174,836,324
Warner Music Group Corp. - Class A	1,202,351	34,555,568
Zillow Group, Inc. - Class C*	509,956	51,806,430
		705,107,869

Health Care — 13.0%
Align Technology, Inc.*	161,290	52,799,894
DexCom, Inc.*	76,688	31,613,094
Edwards Lifesciences Corp.*	489,776	39,093,920
Illumina, Inc.*	144,060	44,526,065
Mirati Therapeutics, Inc.*	132,090	21,933,544
Sarepta Therapeutics, Inc.*	189,160	26,563,739
Zoetis, Inc.	459,903	76,054,159
		292,584,415

Consumer Discretionary — 10.1%
Amazon.com, Inc.*	56,337	177,390,002
Floor & Decor Holdings, Inc. - Class A*	672,685	50,316,838
		227,706,840

Industrials — 4.4%
CoStar Group, Inc.*	81,775	69,386,905
Uber Technologies, Inc.*	843,249	30,761,724
		100,148,629

Consumer Staples — 2.4%
Grocery Outlet Holding Corp.*	795,053	31,261,484
Monster Beverage Corp.*	282,737	22,675,507
		53,936,991
Total Common Stocks		$2,175,887,722

Short-Term Investment Funds — 4.8%
Dreyfus Government Cash Management, Institutional Shares, 0.02%∞Ω	86,332,505	86,332,505
Invesco Government & Agency Portfolio, Institutional Class, 0.02%**∞Ω	22,355,022	22,355,022
Total Short-Term Investment Funds		$108,687,527

Total Investment Securities — 101.2% (Cost $1,055,367,864)		$2,284,575,249

Liabilities in Excess of Other Assets — (1.2%)		(27,734,844)

Net Assets — 100.0%		$2,256,840,405

*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan ^ as of September 30, 2020 was $21,226,066.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$2,175,887,722	$—	$—	$2,175,887,722
Short-Term Investment Funds	108,687,527	—	—	108,687,527
Total	$2,284,575,249	$—	$—	$2,284,575,249

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Small Cap Fund – September 30, 2020

		Market
	Shares	Value
Common Stocks — 96.0%
Industrials — 24.8%
Armstrong World Industries, Inc.	34,774	$2,392,799
GATX Corp.	20,842	1,328,678
Kaman Corp.	49,488	1,928,547
Landstar System, Inc.	39,381	4,941,922
Masonite International Corp.*	34,148	3,360,163
Matson, Inc.	47,003	1,884,350
UniFirst Corp.	12,344	2,337,583
		18,174,042

Consumer Discretionary — 18.7%
Churchill Downs, Inc.	28,854	4,726,862
Graham Holdings Co. - Class B	3,741	1,511,776
Penske Automotive Group, Inc.	62,456	2,976,653
Tempur Sealy International, Inc.*	50,599	4,512,925
		13,728,216

Financials — 15.1%
Atlantic Union Bankshares Corp.	70,982	1,516,885
Cannae Holdings, Inc.*	51,313	1,911,922
Eaton Vance Corp.	45,202	1,724,456
Moelis &Co. - Class A	83,330	2,928,216
White Mountains Insurance Group Ltd.	3,805	2,964,095
		11,045,574

Materials — 12.1%
GCP Applied Technologies, Inc.*	99,570	2,085,992
Ingevity Corp.*	54,240	2,681,626
NewMarket Corp.	10,129	3,467,359
Tredegar Corp.	42,301	629,016
		8,863,993

Real Estate — 10.0%
Alexander & Baldwin, Inc. REIT	123,028	1,379,144
First Industrial Realty Trust, Inc. REIT	95,916	3,817,457
STORE Capital Corp. REIT	62,491	1,714,128
Tejon Ranch Co.*	32,514	460,073
		7,370,802

Information Technology — 5.2%
ACI Worldwide, Inc.*	79,109	2,067,118
Entegris, Inc.	23,561	1,751,525
		3,818,643

Consumer Staples — 4.5%
Energizer Holdings, Inc.	34,346	1,344,302
PriceSmart, Inc.	29,362	1,951,105
		3,295,407

Health Care — 4.1%
Bruker Corp.	38,392	1,526,082
LivaNova PLC*	33,475	1,513,405
		3,039,487

Energy — 1.5%
Dril-Quip, Inc.*	43,414	1,074,931
Total Common Stocks		$70,411,095

Short-Term Investment Fund — 4.0%
Dreyfus Government Cash Management, Institutional Shares, 0.02%∞Ω	2,961,276	$2,961,276

Total Investment Securities — 100.0% (Cost $60,546,485)		$73,372,371

Other Assets in Excess of Liabilities — 0.0%		9,730

Net Assets — 100.0%		$73,382,101

*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2020.

Portfolio Abbreviation:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$70,411,095	$—	$—	$70,411,095
Short-Term Investment Fund	2,961,276	—	—	2,961,276
Total	$73,372,371	$—	$—	$73,372,371

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Small Cap Value Fund – September 30, 2020

		Market
	Shares	Value
Common Stocks — 96.5%
Industrials — 18.7%
Altra Industrial Motion Corp.	17,584	$650,080
BWX Technologies, Inc.	16,355	920,950
CIRCOR International, Inc.*	15,030	411,070
Clean Harbors, Inc.*	12,510	700,935
EMCOR Group, Inc.	5,265	356,493
Enerpac Tool Group Corp.	22,013	414,065
EnPro Industries, Inc.	9,797	552,649
Harsco Corp.*	34,426	478,866
Hexcel Corp.	8,081	271,118
Hillenbrand, Inc.	9,540	270,554
Huron Consulting Group, Inc.*	15,708	617,796
ITT, Inc.	16,290	961,924
Kelly Services, Inc. - Class A	17,651	300,773
Korn/Ferry International	17,325	502,425
Masonite International Corp.*	6,884	677,386
Regal Beloit Corp.	7,657	718,763
SPX FLOW, Inc.*	7,350	314,727
Standex International Corp.	9,677	572,878
Team, Inc.*	52,238	287,309
		9,980,761

Financials — 15.8%
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	36,482	812,819
BankUnited, Inc.	33,006	723,161
First Horizon National Corp.	126,260	1,190,632
FNB Corp.	114,336	775,198
Hanover Insurance Group, Inc. (The)	8,707	811,318
Kemper Corp.	9,066	605,881
MGIC Investment Corp.	92,076	815,793
Pinnacle Financial Partners, Inc.	13,365	475,660
Sterling Bancorp.	75,219	791,304
Umpqua Holdings Corp.	49,145	521,920
Univest Financial Corp.	29,688	426,617
Western Alliance Bancorp	14,683	464,276
		8,414,579

Consumer Staples — 12.9%
BJ’s Wholesale Club Holdings, Inc.*	13,879	576,672
Cal-Maine Foods, Inc.*	12,541	481,198
Darling Ingredients, Inc.*	42,178	1,519,673
Hain Celestial Group, Inc. (The)*	16,808	576,514
Hostess Brands, Inc.*	60,731	748,813
MGP Ingredients, Inc.	10,748	427,126
Sanderson Farms, Inc.	6,493	765,979
Spectrum Brands Holdings, Inc.	8,520	487,003
TreeHouse Foods, Inc.*	31,360	1,271,021
		6,853,999

Materials — 9.0%
Cabot Corp.	7,791	280,710
Ingevity Corp.*	8,944	442,191
Innospec, Inc.	6,357	402,525
Livent Corp.*	58,627	525,884
O-I Glass, Inc.	54,567	577,865
Olin Corp.	30,028	371,747
Sensient Technologies Corp.	5,481	316,473
Silgan Holdings, Inc.	13,749	505,551
Valvoline, Inc.	37,465	713,334
WR Grace & Co.	16,930	682,110
		4,818,390

Information Technology — 9.0%
Belden, Inc.	6,598	205,330
CACI International, Inc. - Class A*	3,714	791,676
ExlService Holdings, Inc.*	11,008	726,198
MACOM Technology Solutions Holdings, Inc.*	15,958	542,732
ManTech International Corp. - Class A	9,182	632,456
Rogers Corp.*	4,713	462,157
Viavi Solutions, Inc.*	67,260	788,960
Virtusa Corp.*	13,595	668,330
		4,817,839

Consumer Discretionary — 8.1%
American Eagle Outfitters, Inc.†	38,596	571,607
Callaway Golf Co.	18,510	354,281
Carter’s, Inc.	4,548	393,766
Murphy USA, Inc.*	11,811	1,514,997
Oxford Industries, Inc.	6,626	267,425
Steven Madden Ltd.	11,069	215,846
Texas Roadhouse, Inc.	5,374	326,685
Vista Outdoor, Inc.*	32,714	660,169
		4,304,776

Utilities — 7.4%
Black Hills Corp.	9,622	514,681
Hawaiian Electric Industries, Inc.	9,165	304,645
IDACORP, Inc.	10,026	801,077
Portland General Electric Co.	49,000	1,739,500
Spire, Inc.	10,933	581,636
		3,941,539

Health Care — 5.9%
Envista Holdings Corp.*	43,046	1,062,375
Integra LifeSciences Holdings Corp.*	15,496	731,721
NuVasive, Inc.*	10,376	503,962
Prestige Consumer Healthcare, Inc.*	23,041	839,153
		3,137,211

Real Estate — 5.6%
Blackstone Mortgage Trust, Inc. - Class A REIT	33,806	742,718
Columbia Property Trust, Inc. REIT	45,695	498,532
Corporate Office Properties Trust REIT	24,074	571,035
Dynex Capital, Inc. REIT	26,704	406,168
Lexington Realty Trust REIT	44,519	465,224
Newmark Group, Inc. - Class A	64,490	278,597
		2,962,274

Communication Services — 2.2%
Cogent Communications Holdings, Inc.	7,428	446,051
TEGNA, Inc.	62,001	728,512
		1,174,563

Energy — 1.9%
DMC Global, Inc.	9,438	310,888
Parsley Energy, Inc. - Class A	36,543	342,042
PDC Energy, Inc.*	20,257	251,086
Select Energy Services, Inc. - Class A*	26,282	100,923
		1,004,939
Total Common Stocks		$51,410,870

Exchange-Traded Fund — 2.7%
iShares Russell 2000 Value ETF†	14,355	$1,425,882

Touchstone Small Cap Value Fund (Continued)

		Market
	Shares	Value
Short-Term Investment Funds — 2.5%
Dreyfus Government Cash Management, Institutional Shares, 0.02%∞Ω	182,217	$182,217
Invesco Government & Agency Portfolio, Institutional Class, 0.02%**∞Ω	1,160,251	1,160,251
Total Short-Term Investment Funds		$1,342,468

Total Investment Securities — 101.7% (Cost $56,245,605)		$54,179,220

Liabilities in Excess of Other Assets — (1.7%)		(913,849)

Net Assets —100.0%		$53,265,371

*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2020 was $1,159,163.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2020.

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$51,410,870	$—	$—	$51,410,870
Exchange-Traded Fund	1,425,882	—	—	1,425,882
Short-Term Investment Funds	1,342,468	—	—	1,342,468
Total	$54,179,220	$—	$—	$54,179,220

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Ultra Short Duration Fixed Income Fund – September 30, 2020

Principal		Market
Amount		Value

	Asset-Backed Securities — 41.2%
$1,402,765	Accredited Mortgage Loan Trust, Ser 2005-1, Class M1, (1M LIBOR +0.705%), 0.853% 4/25/35(A)	$1,399,960
4,327,715	ALM XVI Ltd./ALM XVI LLC (Cayman Islands), Ser 2015-16A, Class AAR2, 144a, (3M LIBOR +0.900%), 1.175% 7/15/27(A)	4,306,531
2,868,953	American Credit Acceptance Receivables Trust, Ser 2016-4, Class D, 144a, 4.110% 4/12/23	2,874,463
1,995,596	American Credit Acceptance Receivables Trust, Ser 2017-1, Class D, 144a, 3.540% 3/13/23	2,008,740
162,732	American Credit Acceptance Receivables Trust, Ser 2018-2, Class C, 144a, 3.700% 7/10/24	164,046
2,409,200	AmeriCredit Automobile Receivables, Ser 2016-1, Class D, 3.590% 2/8/22	2,410,970
877,620	AmeriCredit Automobile Receivables Trust, Ser 2016-2, Class D, 3.650% 5/9/22	878,101
3,466,000	AmeriCredit Automobile Receivables Trust, Ser 2017-4, Class B, 2.360% 12/19/22	3,491,465
1,692,940	Avid Automobile Receivables Trust, Ser 2019-1, Class A, 144a, 2.620% 2/15/24	1,710,555
750,000	Avis Budget Rental Car Funding AESOP LLC, Ser 2015-2A, Class C, 144a, 3.930% 12/20/21	750,847
6,048,000	BDS Ltd. (Cayman Islands), Ser 2020-FL5, Class B, 144a, (1M LIBOR +1.800%), 1.950% 2/16/37(A)	5,888,335
626,419	Bear Stearns Asset Backed Securities Trust, Ser 2005-SD2, Class 1M1, (1M LIBOR +0.650%), 0.798% 3/25/35(A)	625,659
10,900,000	BSPRT Issuer Ltd. (Cayman Islands), Ser 2018-FL4, Class A, 144a, (1M LIBOR +1.050%), 1.202% 9/15/35(A)	10,821,207
1,004,522	Carvana Auto Receivables Trust, Ser 2019-3A, Class A2, 144a, 2.420% 4/15/22	1,005,987
7,590,000	Cedar Funding II CLO Ltd. (Cayman Islands), Ser 2013-1A, Class AFR, 144a, 3.020% 6/9/30	7,609,749
4,524,244	CIFC Funding Ltd. (Cayman Islands), Ser 2012-2RA, Class A1, 144a, (3M LIBOR +0.800%), 1.072% 1/20/28(A)	4,479,445
101,178	Conn’s Receivables Funding, Ser 2018-A, Class A, 144a, 3.250% 1/15/23	101,203
758,264	Conn’s Receivables Funding, Ser 2019-B, Class A, 144a, 2.660% 6/17/24	758,037
3,297,114	CPS Auto Receivables Trust, Ser 2015-A, Class D, 144a, 5.600% 2/16/21	3,303,288
2,500,000	CPS Auto Receivables Trust, Ser 2019-C, Class B, 144a, 2.630% 8/15/23	2,529,320
11,500,000	CPS Auto Receivables Trust, Ser 2020-C, Class A, 144a, 0.630% 3/15/24	11,502,014
12,564,700	Domino’s Pizza Master Issuer LLC, Ser 2017-1A, Class A2I, 144a, (3M LIBOR +1.250%), 1.495% 7/25/47(A)	12,568,972
2,938,139	Drive Auto Receivables Trust, Ser 2016-BA, Class D, 144a, 4.530% 8/15/23	2,953,220
6,312,939	Drive Auto Receivables Trust, Ser 2017-3, Class D, 144a, 3.530% 12/15/23	6,415,417
12,868,000	Drive Auto Receivables Trust, Ser 2017-BA, Class E, 144a, 5.300% 7/15/24	13,213,041
25,670	DT Auto Owner Trust, Ser 2016-4A, Class D, 144a, 3.770% 10/17/22	25,706
5,800,000	DT Auto Owner Trust, Ser 2016-4A, Class E, 144a, 6.490% 9/15/23	5,813,494
1,802,982	DT Auto Owner Trust, Ser 2017-2A, Class D, 144a, 3.890% 1/15/23	1,815,575
5,685,000	DT Auto Owner Trust, Ser 2017-2A, Class E, 144a, 6.030% 1/15/24	5,868,515
2,443,392	DT Auto Owner Trust, Ser 2017-3A, Class D, 144a, 3.580% 5/15/23	2,460,662
8,700,000	DT Auto Owner Trust, Ser 2018-1A, Class D, 144a, 3.810% 12/15/23	8,858,752
2,071,494	DT Auto Owner Trust, Ser 2018-2A, Class C, 144a, 3.670% 3/15/24	2,085,242
1,054,108	DT Auto Owner Trust, Ser 2019-3A, Class A, 144a, 2.550% 8/15/22	1,058,623
4,184,801	DT Auto Owner Trust, Ser 2020-2A, Class A, 144a, 1.140% 1/16/24	4,200,078
8,325,000	DT Auto Owner Trust, Ser 2020-3A, Class A, 144a, 0.540% 4/15/24	8,323,298
186,123	Elara HGV Timeshare Issuer LLC, Ser 2014-A, Class A, 144a, 2.530% 2/25/27	186,435
3,662,189	Elara HGV Timeshare Issuer LLC, Ser 2016-A, Class A, 144a, 2.730% 4/25/28	3,712,726
5,862,109	Exeter Automobile Receivables Trust, Ser 2020-2A, Class A, 144a, 1.130% 8/15/23	5,880,374
12,375,000	Exeter Automobile Receivables Trust, Ser 2020-3A, Class A2, 0.460% 10/17/22	12,377,001
1,731,208	First Investors Auto Owner Trust, Ser 2016-1A, Class D, 144a, 4.700% 4/18/22	1,734,162
742,707	Flagship Credit Auto Trust, Ser 2016-3, Class C, 144a, 2.720% 7/15/22	744,224
1,359,000	Flagship Credit Auto Trust, Ser 2018-2, Class B, 144a, 3.560% 5/15/23	1,383,584
992,386	Flagship Credit Auto Trust, Ser 2018-4, Class A, 144a, 3.410% 5/15/23	1,004,122
2,949,132	Flatiron CLO Ltd. (Cayman Islands), Ser 2015-1A, Class AR, 144a, (3M LIBOR +0.890%), 1.165% 4/15/27(A)	2,936,174
853,511	GLS Auto Receivables Issuer Trust, Ser 2019-1A, Class A, 144a, 3.370% 1/17/23	859,335
2,020,063	GLS Auto Receivables Issuer Trust, Ser 2019-2A, Class A, 144a, 3.060% 4/17/23	2,039,293
3,560,333	GLS Auto Receivables Issuer Trust, Ser 2019-3A, Class A, 144a, 2.580% 7/17/23	3,595,317
4,401,998	GLS Auto Receivables Issuer Trust, Ser 2019-4A, Class A, 144a, 2.470% 11/15/23	4,455,284
3,888,272	GLS Auto Receivables Issuer Trust, Ser 2020-1A, Class A, 144a, 2.170% 2/15/24	3,933,447
181,330	GLS Auto Receivables Trust, Ser 2016-1A, Class C, 144a, 6.900% 10/15/21	181,862
687,052	GLS Auto Receivables Trust, Ser 2018-1A, Class A, 144a, 2.820% 7/15/22	688,625
573,379	GLS Auto Receivables Trust, Ser 2018-3A, Class A, 144a, 3.350% 8/15/22	574,651
4,790,000	Grand Avenue CRE (Cayman Islands), Ser 2019-FL1, Class A, 144a, (1M LIBOR +1.120%), 1.272% 6/15/37(A)	4,754,180
10,009,720	Hardee’s Funding LLC, Ser 2018-1A, Class A2I, 144a, 4.250% 6/20/48	10,059,068
2,068,350	Home Equity Asset Trust, Ser 2005-3, Class M4, (1M LIBOR +0.640%), 0.788% 8/25/35(A)	2,067,951
1,112,509	Home Equity Asset Trust, Ser 2005-8, Class M1, (1M LIBOR +0.430%), 0.578% 2/25/36(A)	1,109,031
8,165,460	Jimmy Johns Funding LLC, Ser 2017-1A, Class A2I, 144a, 3.610% 7/30/47	8,268,508

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 41.2% (Continued)
$462,387	Kabbage Funding LLC, Ser 2019-1, Class A, 144a, 3.825% 3/15/24	$458,442
3,217,633	Magnetite XVI Ltd. (Cayman Islands), Ser 2015-16A, Class AR, 144a, (3M LIBOR +0.800%), 1.072% 1/18/28(A)	3,192,481
3,243,805	Merrill Lynch Mortgage Investors Trust, Ser 2006-FF1, Class M4, (1M LIBOR +0.370%), 0.518% 8/25/36(A)	3,239,785
685,457	Mid-State Capital Trust, Ser 2010-1, Class M, 144a, 5.250% 12/15/45	709,989
1,451,683	New Century Home Equity Loan Trust, Ser 2005-B, Class A2D, (1M LIBOR +0.400%), 0.548% 10/25/35(A)	1,446,488
7,513,523	OCP CLO Ltd. (Cayman Islands), Ser 2015-8A, Class A1R, 144a, (3M LIBOR +0.850%), 1.123% 4/17/27(A)	7,490,261
9,630,000	OneMain Direct Auto Receivables Trust, Ser 2017-2A, Class E, 144a, 4.740% 11/14/25	9,643,614
2,794,543	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2018-4A, Class A1, 144a, (3M LIBOR +0.900%), 1.180% 11/15/26(A)	2,782,700
4,976,945	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2019-1A, Class A1, 144a, (3M LIBOR +1.050%), 1.322% 4/20/27(A)	4,957,151
7,635,920	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2019-3A, Class A1, 144a, (3M LIBOR +0.850%), 1.103% 8/20/27(A)	7,598,038
5,205,139	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2020-1A, Class A1, 144a, (3M LIBOR +0.800%), 1.053% 2/20/28(A)	5,179,342
14,105,131	Progress Residential Trust, Ser 2017-SFR1, Class A, 144a, 2.768% 8/17/34	14,365,459
6,157,539	Progress Residential Trust, Ser 2017-SFR2, Class A, 144a, 2.897% 12/17/34	6,178,189
1,200,000	Progress Residential Trust, Ser 2018-SFR1, Class B, 144a, 3.484% 3/17/35	1,211,291
911,023	RAAC Trust, Ser 2006-SP4, Class M1, (1M LIBOR +0.340%), 0.488% 11/25/36(A)	909,110
12,100,000	Santander Consumer Auto Receivables Trust, Ser 2020-BA, Class A2, 144a, 0.380% 2/15/23	12,102,321
9,440,000	Santander Drive Auto Receivables Trust, Ser 2016-2, Class E, 4.380% 9/15/23	9,517,019
9,300,000	Santander Drive Auto Receivables Trust, Ser 2017-1, Class E, 144a, 5.050% 7/15/24	9,560,056
4,900,000	Santander Drive Auto Receivables Trust, Ser 2017-3, Class E, 4.970% 1/15/25	5,087,603
8,545,000	Santander Drive Auto Receivables Trust, Ser 2020-3, Class A2, 0.460% 9/15/23	8,550,623
1,657,457	Sierra Timeshare Receivables Funding LLC, Ser 2016-3A, Class B, 144a, 2.630% 10/20/33	1,661,694
883,249	Sierra Timeshare Receivables Funding LLC, Ser 2019-1A, Class B, 144a, 3.420% 1/20/36	907,429
2,002,703	Structured Asset Investment Loan Trust, Ser 2005-1, Class M2, 144a, (1M LIBOR +0.720%), 0.868% 2/25/35(A)	2,009,775
7,364,367	Symphony CLO XIV Ltd. (Cayman Islands), Ser 2014-14A, Class AR, 144a, (3M LIBOR +0.950%), 1.218% 7/14/26(A)	7,327,030
1,161,410	TLF National Tax Lien Trust, Ser 2017-1A, Class A, 144a, 3.090% 12/15/29	1,169,069
2,967,979	Towd Point Mortgage Trust, Ser 2015-3, Class A1B, 144a, 3.000% 3/25/54(A)(B)	2,987,765
579,490	Towd Point Mortgage Trust, Ser 2015-4, Class A1B, 144a, 2.750% 4/25/55(A)(B)	582,945
3,895,846	Towd Point Mortgage Trust, Ser 2017-5, Class A1, 144a, (1M LIBOR +0.600%), 0.748% 2/25/57(A)	3,888,636
3,937,055	Towd Point Mortgage Trust, Ser 2018-SJ1, Class A1, 144a, 4.000% 10/25/58(A)(B)	3,976,060
5,793,615	Towd Point Mortgage Trust, Ser 2019-HY1, Class A1, 144a, (1M LIBOR +1.000%), 1.148% 10/25/48(A)	5,801,855
3,939,774	Towd Point Mortgage Trust, Ser 2019-MH1, Class A1, 144a, 3.000% 11/25/58(A)(B)	4,038,725
1,971,339	Towd Point Mortgage Trust, Ser 2019-SJ1, Class A1, 144a, 3.750% 11/25/58(A)(B)	1,993,617
9,920,561	Towd Point Mortgage Trust, Ser 2019-SJ3, Class A1, 144a, 3.000% 11/25/59(A)(B)	10,089,652
33,948	United Auto Credit Securitization Trust, Ser 2018-1, Class D, 144a, 3.520% 11/10/22	33,976
6,161,501	United Auto Credit Securitization Trust, Ser 2020-1, Class A, 144a, 0.850% 5/10/22	6,165,542
7,647,372	Venture XII CLO Ltd. (Cayman Islands), Ser 2012-12A, Class ARR, 144a, (3M LIBOR +0.800%), 1.056% 2/28/26(A)	7,566,914
587,553	Welk Resorts LLC, Ser 2013-AA, Class A, 144a, 3.100% 3/15/29	593,431
3,406,968	Westlake Automobile Receivables Trust, Ser 2017-2A, Class D, 144a, 3.280% 12/15/22	3,428,990
11,320,000	Westlake Automobile Receivables Trust, Ser 2019-1A, Class C, 144a, 3.450% 3/15/24	11,561,823
	Total Asset-Backed Securities	$406,790,761

	Corporate Bonds — 30.6%
	Financials — 10.0%
7,788,000	Capital One Financial Corp., 3.450%, 4/30/21	7,912,825
2,933,000	Citibank NA, (3M LIBOR +0.350%), 0.607%, 2/12/21(A)	2,935,678
4,367,000	Comerica, Inc., 3.700%, 7/31/23	4,730,004
10,000,000	Credit Suisse AG/New York NY (Switzerland), (SOFR +0.450%), 0.538%, 2/4/22(A)	10,020,375
2,100,000	Credit Suisse Group Funding Guernsey Ltd. (Switzerland), 3.125%, 12/10/20	2,110,920
300,000	Credit Suisse Group Funding Guernsey Ltd. (Switzerland), 144a, 3.125%, 12/10/20	301,560
4,000,000	FNB Corp., 2.200%, 2/24/23	4,035,678
8,199,000	Huntington Bancshares, Inc., 7.000%, 12/15/20	8,307,445
2,000,000	Intercontinental Exchange, Inc., 0.700%, 6/15/23	2,005,141
5,910,000	Intercontinental Exchange, Inc., (3M LIBOR +0.650%), 0.903%, 6/15/23(A)	5,923,297
3,800,000	Mitsubishi UFJ Financial Group, Inc. (Japan), (1 Year CMT Rate +0.680%), 0.848%, 9/15/24	3,802,372
5,000,000	Morgan Stanley, (SOFR +0.830%), 0.919%, 6/10/22(A)	5,012,103
7,000,000	National Bank of Canada (Canada), (1 Year CMT Rate +0.770%), 0.900%, 8/15/23	7,028,043
4,310,000	Sparta Agency, Inc., 0.430%, 12/1/23(A)(B)	4,310,000
2,800,000	Sumitomo Mitsui Trust Bank Ltd. (Japan), 144a, 0.800%, 9/12/23	2,804,155
10,000,000	Toronto-Dominion Bank (The) (Canada) MTN, (3M LIBOR +0.300%), 0.568%, 7/30/21(A)	10,023,165
7,000,000	Truist Financial Corp. MTN, 2.150%, 2/1/21	7,032,842
4,000,000	UBS Group AG (Switzerland), 144a, (1 Year CMT Rate +0.830%), 1.008%, 7/30/24	4,009,042
1,700,000	Wells Fargo & Co., (3M LIBOR +1.025%), 1.270%, 7/26/21(A)	1,712,410
4,550,000	Zions Bancorp NA, 3.500%, 8/27/21	4,644,610
		98,661,665

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 30.6% (Continued)
	Consumer Discretionary — 4.4%
$10,700,000	American Honda Finance Corp. MTN, (3M LIBOR +0.350%), 0.600%, 6/11/21(A)	$10,710,827
4,350,000	American Honda Finance Corp. MTN, 0.650%, 9/8/23	4,351,461
3,500,000	American Honda Finance Corp. MTN, 0.875%, 7/7/23	3,528,795
2,500,000	Hyundai Capital America, 144a, 2.375%, 2/10/23	2,566,602
5,360,000	Hyundai Capital America, 144a, 3.000%, 10/30/20	5,369,797
9,500,000	Toyota Motor Credit Corp. MTN, 0.500%, 8/14/23	9,520,490
6,800,000	Volkswagen Group of America Finance LLC (Germany), 144a, 3.875%, 11/13/20	6,826,211
		42,874,183

	Utilities — 3.9%
7,225,000	Dominion Energy, Inc., (3M LIBOR +0.530%), 0.774%, 9/15/23(A)	7,236,567
6,000,000	Florida Power & Light Co., (3M LIBOR +0.380%), 0.641%, 7/28/23(A)	6,004,374
1,192,000	NextEra Energy Capital Holdings, Inc., (3M LIBOR +0.550%), 0.806%, 8/28/21(A)	1,192,453
2,500,000	NextEra Energy Capital Holdings, Inc., 2.403%, 9/1/21	2,547,534
7,500,000	Pacific Gas and Electric Co., 1.750%, 6/16/22	7,509,012
2,700,000	Public Service Co. of New Hampshire, 4.050%, 6/1/21	2,721,488
8,207,000	Sempra Energy, (3M LIBOR +0.500%), 0.775%, 1/15/21(A)	8,207,742
3,000,000	Southern California Gas Co., (3M LIBOR +0.350%), 0.570%, 9/14/23(A)	2,998,802
		38,417,972

	Industrials —3.1%
9,700,000	Eaton Electric Holdings LLC, 3.875%, 12/15/20	9,727,245
12,500,000	Otis Worldwide Corp., (3M LIBOR +0.450%), 0.234%, 4/5/23(A)	12,503,750
8,156,000	Vulcan Materials Co., (3M LIBOR +0.650%), 0.896%, 3/1/21(A)	8,159,085
		30,390,080

	Energy — 2.5%
2,460,000	Phillips 66, (3M LIBOR +0.600%), 0.834%, 2/26/21(A)	2,460,264
8,450,000	Shell International Finance BV (Netherlands), 0.375%, 9/15/23	8,419,073
13,300,000	Valero Energy Corp., 1.200%, 3/15/24	13,243,656
		24,122,993

	Information Technology — 1.8%
7,800,000	Hewlett Packard Enterprise Co., 1.450%, 4/1/24	7,889,388
9,500,000	International Business Machines Corp., (3M LIBOR +0.400%), 0.654%, 5/13/21(A)	9,523,512
		17,412,900

	Health Care — 1.5%
2,720,000	Cigna Corp., (3M LIBOR +0.650%), 0.896%, 9/17/21(A)	2,720,535
7,225,000	Dignity Health, 3.125%, 11/1/22	7,468,284
2,500,000	Upjohn, Inc., 144a, 1.125%, 6/22/22	2,519,218
2,475,000	Zimmer Biomet Holdings, Inc., (3M LIBOR +0.750%), 0.977%, 3/19/21(A)	2,475,435
		15,183,472

	Consumer Staples — 1.4%
3,925,000	General Mills, Inc., (3M LIBOR +0.540%), 0.811%, 4/16/21(A)	3,932,097
2,800,000	Mondelez International, Inc., 0.625%, 7/1/22	2,809,843
5,500,000	Nestle Holdings, Inc., 144a, 0.375%, 1/15/24	5,478,274
1,570,000	Reckitt Benckiser Treasury Services PLC (United Kingdom), 144a, (3M LIBOR +0.560%), 0.783%, 6/24/22(A)	1,575,832
		13,796,046

	Real Estate — 0.8%
8,300,000	SL Green Operating Partnership LP, (3M LIBOR +0.980%), 1.260%, 8/16/21(A)	8,241,106

	Communication Services — 0.7%
4,040,000	Crown Castle Towers LLC, 144sa, 3.222%, 5/15/22	4,098,970
3,000,000	Interpublic Group of Cos., Inc. (The), 3.500%, 10/1/20	3,000,000
		7,098,970

	Materials — 0.5%
5,000,000	Nutrien Ltd. (Canada), 1.900%, 5/13/23	5,161,400
	Total Corporate Bonds	$301,360,787

	Commercial Mortgage-Backed Securities — 16.1%
4,800,000	Austin Fairmont Hotel Trust, Ser 2019-FAIR, Class C, 144a, (1M LIBOR +1.450%), 1.602%, 9/15/32(A)	4,493,952
8,145,000	BHMS, Ser 2018-ATLS, Class A, 144a, (1M LIBOR +1.250%), 1.402%, 7/15/35(A)	7,810,294
7,124,480	BX Commercial Mortgage Trust, Ser 2019-XL, Class A, 144a, (1M LIBOR +0.920%), 1.072%, 10/15/36(A)	7,122,341
7,200,000	BXP Trust,Ser 2017-CQHP, Class A,144a, (1MLIBOR +0.850%), 1.002%, 11/15/34(A)	6,985,624
4,440,000	CCRESG Commercial Mortgage Trust, Ser 2016-HEAT, Class A, 144a, 3.357%, 4/10/29	4,437,333
1,430,000	CCRESG Commercial Mortgage Trust, Ser 2016-HEAT, Class B, 144a, 4.114%, 4/10/29	1,421,130
2,373,006	CD Mortgage Trust, Ser 2006-CD3, Class AM, 5.648%, 10/15/48	2,425,897
3,588,388	Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Class AAB, 2.690%, 4/10/46	3,658,976
5,951,196	Citigroup Commercial Mortgage Trust, Ser 2015-GC35, Class A2, 3.063%, 11/10/48	5,998,165
68,780,000	Citigroup Commercial Mortgage Trust, Ser 2019-SST2, Class XCP, 144a, 1.783%, 12/15/36(A)(B)(C)	449,732
66,166	COMM Mortgage Trust, Ser 2014-LC17, Class A2, 3.164%, 10/10/47	66,130
35,502,826	COMM Mortgage Trust, Ser 2014-UBS3, Class XA, 1.233%, 6/10/47(A)(B)(C)	1,172,836
5,668,202	COMM Mortgage Trust, Ser 2015-PC1, Class A2, 3.148%, 7/10/50	5,704,162
2,680,000	CSMC Trust, Ser 2017-CHOP, Class A, 144a, (1M LIBOR +0.750%), 0.902%, 7/15/32(A)	2,594,142
6,080,000	CSMC Trust, Ser 2017-PFHP, Class A, 144a, (1M LIBOR +0.950%), 1.102%, 12/15/30(A)	5,914,022
8,807,856	DBRR Trust, Ser 2011-LC2, Class A4A, 144a, 4.537%, 7/12/44(A)(B)	8,869,897
1,257,404	DBUBS Mortgage Trust, Ser 2011-LC1A, Class A3, 144a, 5.002%, 11/10/46	1,260,468
147,134	DBUBS Mortgage Trust, Ser 2011-LC2A, Class A1FL, 144a, (1M LIBOR +1.350%), 1.501%, 7/12/44(A)	147,129
118,906,000	GS Mortgage Securities Corp. II, Ser 2017-SLP, Class XA, 144a, 1.325%, 10/10/32(A)(B)(C)	2,369,892
1,558,375	GS Mortgage Securities Trust, Ser 2011-GC3, Class A4, 144a, 4.753%, 3/10/44	1,563,020
7,520,160	J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser 2017-FL11, Class A, 144a, (1M LIBOR +0.850%), 1.002%, 10/15/32(A)	7,208,641

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Commercial Mortgage-Backed Securities — 16.1% (Continued)
$4,013,241	JPMBB Commercial Mortgage Securities Trust, Ser 2014-C24, Class A2, 2.940%, 11/15/47	$4,011,241
4,790,000	Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Class E, 144a, 4.831%, 8/15/45(A)(B)	4,649,864
471,779	Morgan Stanley Capital I Trust, Ser 2007-IQ15, Class B, 144a, 6.345%, 6/11/49(A)(B)	468,629
643,012	Morgan Stanley Capital I Trust, Ser 2011-C1, Class A4, 144a, 5.033%, 9/15/47(A)(B)	646,096
7,977,228	Morgan Stanley Capital I Trust, Ser 2018-BOP, Class A, 144a, (1M LIBOR +0.850%), 1.002%, 8/15/33(A)	7,799,201
6,301,000	Ready Captial Mortgage Financing, Ser 2019-FL3, Class A, 144a, (1M LIBOR +1.000%), 1.148%, 3/25/34(A)	6,207,920
1,399,584	ReadyCap Commercial Mortgage Trust, Ser 2018-4, Class A, 144a, 3.390%, 2/27/51	1,452,006
2,132,356	ReadyCap Mortgage Trust, Ser 2016-3, Class B, 144a, 3.752%, 11/20/38	2,132,448
3,442,841	Tharaldson Hotel Portfolio Trust, Ser 2018-THL, Class A, 144a, (1M LIBOR +0.750%), 0.909%, 11/11/34(A)	3,300,425
9,616,463	Tharaldson Hotel Portfolio Trust, Ser 2018-THL, Class B, 144a, (1M LIBOR +1.100%), 1.259%, 11/11/34(A)	9,085,543
6,450,000	UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Class D, 144a, 5.198%, 8/10/49(A)(B)	6,052,833
12,117,139	UBS-Citigroup Commercial Mortgage Trust, Ser 2011-C1, Class XA, 144a, 2.342%, 1/10/45(A)(B)(C)	146,499
1,945,000	VNDO Mortgage Trust, Ser 2013-PENN, Class A, 144a, 3.808%, 12/13/29	1,943,718
1,780,000	VNDO Mortgage Trust, Ser 2013-PENN, Class C, 144a, 4.079%, 12/13/29(A)(B)	1,772,063
1,199,000	VNDO Mortgage Trust, Ser 2013-PENN, Class D, 144a, 4.079%, 12/13/29(A)(B)	1,189,217
3,077,568	WFRBS Commercial Mortgage Trust, Ser 2011-C4, Class AFL, 144a, (1M LIBOR +1.450%), 1.601%, 6/15/44(A)	3,079,362
13,205,000	WFRBS Commercial Mortgage Trust, Ser 2012-C7, Class AFL, 144a, (1M LIBOR +1.200%), 1.351%, 6/15/45(A)	13,092,644
10,450,000	WFRBS Commercial Mortgage Trust, Ser 2013-C12, Class D, 144a, 4.536%, 3/15/48(A)(B)	9,659,532
404,153	WFRBS Commercial Mortgage Trust, Ser 2014-C19, Class A3, 3.660%, 3/15/47	406,129
	Total Commercial Mortgage-Backed Securities	$158,769,153

	Agency Collateralized Mortgage Obligations — 2.8%
120,673,544	FHLMC Multifamily Structured Pass Through Certificates, Ser KAIV Class X1, 1.217%, 6/25/21(A)(B)(C)	290,546
625	FHLMC REMIC, Ser 2510 Class TA, 4.000%, 6/15/32	625
220,507	FHLMC REMIC, Ser 2770 Class FH, (1M LIBOR +0.400%), 0.552%, 3/15/34(A)	221,644
97,022	FHLMC REMIC, Ser 3874 Class BD, 3.000%, 6/15/21	97,422
1,622,581	FHLMC REMIC, Ser 4238 Class TL, 1.250%, 8/15/27	1,611,602
85,925	FNMA REMIC, Ser 2003-119, Class PU, 4.000%, 11/25/33	89,085
44,978	FNMA REMIC, Ser 2003-33, Class AM, 4.250%, 5/25/33	49,596
33,978	FNMA REMIC, Ser 2003-42, Class CA, 4.000%, 5/25/33	36,562
169,613	FNMA REMIC, Ser 2003-81, Class FE, (1M LIBOR +0.500%), 0.648%, 9/25/33(A)	171,125
345,545	FNMA REMIC, Ser 2009-32, Class BH, 5.250%, 5/25/39	375,431
411	FNMA REMIC, Ser 2010-13, Class WD, 4.250%, 3/25/25	416
36,690	FNMA REMIC, Ser 2010-64, Class AD, 3.000%, 12/25/20	36,685
82,895	FNMA REMIC, Ser 2011-15, Class HC, 2.500%, 3/25/26	83,105
117,258	FNMA REMIC, Ser 2012-102, Class NA, 1.500%, 9/25/27	118,889
550,883	FNMA REMIC, Ser 2012-47, Class AI, 3.000%, 5/25/22(C)	9,945
142,031	FNMA REMIC Trust, Ser 2001-W4, Class AF5, 6.114%, 2/25/32(A)(B)	173,808
1,560,000	FREMF Mortgage Trust, Ser 2011-K10, Class B, 144a, 4.685%, 11/25/49(A)(B)	1,558,909
9,675,906	FREMF Mortgage Trust, Ser 2011-K11, Class B, 144a, 4.613%, 12/25/48(A)(B)	9,705,370
1,080,000	FREMF Mortgage Trust, Ser 2011-K12, Class B, 144a, 4.499%, 1/25/46(A)(B)	1,085,050
6,208,000	FREMF Mortgage Trust, Ser 2014-K714, Class B, 144a, 4.404%, 1/25/47(A)(B)	6,202,342
2,246,285	FREMF Mortgage Trust, Ser 2014-K714, Class C, 144a, 4.404%, 1/25/47(A)(B)	2,244,782
71,258	GNMA, Ser 2002-72, Class AB, 4.500%, 10/20/32	71,729
41,989	GNMA, Ser 2011-57, Class BA, 3.000%, 5/20/40	43,742
145,623	GNMA, Ser 2012-27, Class A, 1.614%, 7/16/39	146,696
3,087,090	GNMA, Ser 2016-95, Class F, (1M LIBOR +0.450%), 0.602%, 1/16/58(A)	3,014,395
	Total Agency Collateralized Mortgage Obligations	$27,439,501

	Municipal Bonds — 2.6%
	California — 0.1%
1,430,000	CA St Enterprise Dev Authority, Txbl Variable J Harris Indl Wt, (LOC: City National Bank), 144a, 0.510%, 9/1/41(A)(B)	1,430,000

	New Jersey — 0.6%
5,500,000	Taxable Municipal Funding Trust, Txbl Muni Fltrs Ser 2019-014, (LOC: Barclays Bank PLC), 144a, 0.500%, 9/1/27(A)(B)	5,500,000

	Other Territory — 1.5%
200,000	Rib Floater Trust, Txbl Muni Floaters Trust Ser 201, (LOC: Barclays Bank PLC), 144a, 0.500%, 7/1/22(A)(B)	200,000
13,000,000	Taxable Municipal Funding Trust, Txbl Floaters Ser 2020 11, (LOC: BARCLAYS BANK PLC), 144a, 0.500%, 9/1/30(A)(B)	13,000,000
1,200,000	Taxable Municipal Funding Trust, Txbl Muni Fltrs Btmft 2020-003, (LOC: Barclays Bank PLC), 144a, 0.500%, 1/16/25(A)(B)	1,200,000
		14,400,000

	Wisconsin — 0.4%
4,000,000	Public Finance Authority, Txbl Affinity Living Group 5 A, (LOC: Citizens Bank of MA), 3.750%, 2/1/22	4,000,840
	Total Municipal Bonds	$25,330,840

	Commercial Paper — 2.4%
2,000,000	American Honda Finance Corp., 0.300%, 11/19/20(D)	1,999,286
8,991,000	Catholic Health Initiatives, 0.601%, 12/09/20(D)	8,985,930
1,550,000	Crane Co., 0.401%, 12/01/20(D)	1,549,018
7,000,000	EI Du Pont De Nemours, 0.602%, 12/02/2020(D)	6,997,623
1,000,000	Siemens Capital Co. LLC, 0.120%, 01/05/21(D)	999,925
3,500,000	Simon Property Group, LP, 0.120%, 10/01/20(D)	3,499,991
	Total Commercial Paper	$24,031,773

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed Obligations — 1.1%
$167,530	FHLMC, Pool #1B7189, (12M LIBOR +2.470%), 3.950%, 3/1/36(A)	$178,834
280,674	FHLMC, Pool #1H1354, (1 Year CMT Rate +2.250%), 3.310%, 11/1/36(A)	296,827
112,204	FHLMC, Pool #1J1813, (12M LIBOR +1.925%), 2.632%, 8/1/37(A)	118,486
95,296	FHLMC, Pool #1L0147, (1 Year CMT Rate +2.290%), 2.665%, 7/1/35(A)	95,132
85,481	FHLMC, Pool #1Q0080, (12M LIBOR +1.647%), 2.750%, 1/1/36(A)	89,585
201,209	FHLMC, Pool #1Q0119, (12M LIBOR +1.849%), 2.722%, 9/1/36(A)	212,350
206,343	FHLMC, Pool #1Q0187, (12M LIBOR +1.812%), 2.729%, 12/1/36(A)	216,847
119,685	FHLMC, Pool #1Q0339, (12M LIBOR +1.921%), 3.883%, 4/1/37(A)	126,990
193,646	FHLMC, Pool #1Q1303, (1 Year CMT Rate +2.250%), 3.263%, 11/1/36(A)	204,751
251,760	FHLMC, Pool #781515, (1 Year CMT Rate +2.250%), 3.750%, 4/1/34(A)	266,294
119,345	FHLMC, Pool #782760, (1 Year CMT Rate +2.250%), 2.611%, 11/1/36(A)	126,158
105,384	FHLMC, Pool #847795, (1 Year CMT Rate +2.285%), 3.426%, 4/1/35(A)	105,932
273,664	FHLMC, Pool #848539, (1 Year CMT Rate +2.285%), 3.631%, 4/1/37(A)	289,439
579,528	FHLMC, Pool #848583, (1 Year CMT Rate +2.311%), 3.658%, 1/1/36(A)	613,332
9,505	FHLMC, Pool #A92646, 5.500%, 6/1/40	11,130
9,614	FHLMC, Pool #C03505, 5.500%, 6/1/40	11,101
663	FHLMC, Pool #G00100, 8.000%, 2/1/23	700
28,172	FHLMC, Pool #G01840, 5.000%, 7/1/35	32,414
14,452	FNMA, Pool #175123, 7.450%, 8/1/22	14,524
1,317	FNMA, Pool #207530, 8.250%, 4/1/22	1,322
87,121	FNMA, Pool #254868, 5.000%, 9/1/33	100,127
36,612	FNMA, Pool #256272, 5.500%, 6/1/26	40,596
62,118	FNMA, Pool #256852, 6.000%, 8/1/27	69,326
15,467	FNMA, Pool #323832, 7.500%, 7/1/29	18,094
841	FNMA, Pool #334593, 7.000%, 5/1/24	886
24,970	FNMA, Pool #665773, 7.500%, 6/1/31	25,068
88,514	FNMA, Pool #679742, (1 Year CMT Rate +2.582%), 4.284%, 1/1/40(A)	88,856
100,821	FNMA, Pool #725424, 5.500%, 4/1/34	116,477
365,965	FNMA, Pool #725490, (12M LIBOR +1.604%), 3.299%, 4/1/34(A)	378,988
17,232	FNMA, Pool #735484, 5.000%, 5/1/35	19,806
97,610	FNMA, Pool #791978, (6M LIBOR +1.518%), 2.311%, 9/1/34(A)	98,164
122,034	FNMA, Pool #813170, (12M LIBOR +1.575%), 3.575%, 1/1/35(A)	127,272
364,663	FNMA, Pool #815323, (6M LIBOR +1.533%), 2.272%, 1/1/35(A)	377,121
111,800	FNMA, Pool #820364, (12M LIBOR +0.827%), 2.577%, 4/1/35(A)	113,238
157,082	FNMA, Pool #827787, (6M LIBOR +1.550%), 2.783%, 5/1/35(A)	162,670
53,248	FNMA, Pool #889060, 6.000%, 1/1/38	62,562
58,494	FNMA, Pool #889061, 6.000%, 1/1/38	69,012
3,831	FNMA, Pool #889382, 5.500%, 4/1/38	4,455
154,344	FNMA, Pool #922674, (12M LIBOR +1.905%), 3.770%, 4/1/36(A)	163,081
30,642	FNMA, Pool #960376, 5.500%, 12/1/37	35,427
37,172	FNMA, Pool #985670, 6.500%, 10/1/21	37,609
728,094	FNMA, Pool #995405, 5.500%, 10/1/23	761,941
48,673	FNMA, Pool #AA1150, 4.000%, 4/1/23	51,565
6,321	FNMA, Pool #AD0941, 5.500%, 4/1/40	7,456
45,672	FNMA, Pool #AE0363, 5.000%, 7/1/37	52,499
3	FNMA, Pool #AE0727, 4.000%, 10/1/20	3
55,592	FNMA, Pool #AE5441, 5.000%, 10/1/40	64,048
84,220	FNMA, Pool #AI6588, 4.000%, 7/1/26	89,554
88,656	FNMA, Pool #AI8506, 4.000%, 8/1/26	94,239
89,088	FNMA, Pool #AL0211, 5.000%, 4/1/41	102,637
7,872	FNMA, Pool #AL0302, 5.000%, 4/1/24	8,290
441,301	FNMA, Pool #AL0478, (12M LIBOR +1.769%), 3.190%, 4/1/36(A)	463,881
164,787	FNMA, Pool #AL0543, 5.000%, 7/1/41	189,859
83,413	FNMA, Pool #AL1105, 4.500%, 12/1/40	93,167
18,819	FNMA, Pool #AL2591, 5.500%, 5/1/38	20,639
318,069	FNMA, Pool #AL5275, (6M LIBOR +1.512%), 2.582%, 9/1/37(A)	329,299
1,245,946	FNMA, Pool #AL7396, (6M LIBOR +1.535%), 2.499%, 2/1/37(A)	1,289,091
3,470	GNMA, Pool #344233, 8.000%, 2/15/23	3,572
11,064	GNMA, Pool #345123, 8.000%, 12/15/23	11,234
880	GNMA, Pool #569337, 6.500%, 4/15/22	889
1,519	GNMA, Pool #780322, 8.000%, 11/15/22	1,525
281,228	GNMA, Pool #80826, (1 Year CMT Rate +1.500%), 3.000%, 2/20/34(A)	294,148
119,129	GNMA, Pool #80889, (1 Year CMT Rate +1.500%), 2.875%, 4/20/34(A)	124,672
203,755	GNMA, Pool #81016, (1 Year CMT Rate +1.500%), 3.250%, 8/20/34(A)	212,782
300,397	GNMA, Pool #82760, (1 Year CMT Rate +1.500%), 3.000%, 3/20/41(A)	313,293
140,716	GNMA, Pool #MA2392, (1 Year CMT Rate +1.500%), 3.125%, 11/20/44(A)	146,072
596,917	GNMA, Pool #MA2466, (1 Year CMT Rate +1.500%), 3.125%, 12/20/44(A)	619,745
	Total U.S. Government Mortgage-Backed Obligations	$10,467,083

	U.S. Government Agency Obligations — 0.6%
4,322	Small Business Administration Participation Certificates, Ser 2002-20A, Class 1, 6.140%, 1/1/22	4,418
9,607	Small Business Administration Participation Certificates, Ser 2003-20E, Class 1, 4.640%, 5/1/23	9,978
75,956	Small Business Administration Pools, (Prime Rate -2.500%), 0.750%, 4/25/28(A)	75,814
6,000,000	United States International Development Finance Corp., 0.140%, 4/20/35(A)	6,000,000
	Total U.S. Government Agency Obligations	$6,090,210

	Non-Agency Collateralized Mortgage Obligations — 0.6%
1,208,573	Bear Stearns ARM Trust, Ser 2003-1, Class 5A1, 2.926%, 4/25/33(A)(B)††	1,215,866
203,493	Bear Stearns ARM Trust, Ser 2004-1, Class 13A3, 3.930%, 4/25/34(A)(B)††	196,655
150,927	Bear Stearns Asset Backed Securities Trust, Ser 2003-AC7, Class A2, 5.750%, 1/25/34(A)(B)††	155,376

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Non-Agency Collateralized Mortgage Obligations (Continued) — 0.6%
$21,935	Community Program Loan Trust, Ser 1987-A, Class A5, 4.500%, 4/1/29	$22,004
18,027	FDIC Sale Guaranteed Notes Trust, Ser 2010-S3, Class A, 144a, 2.740%, 12/3/20	18,076
2,266,617	GSR Mortgage Loan Trust, Ser 2003-13, Class 1A1, 2.936%, 10/25/33(A)(B)	2,309,055
86,881	JP Morgan Mortgage Trust, Ser 2006-A4, Class 2A2, 3.443%, 6/25/36(A)(B)	73,621
81,712	Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Class 1A, 2.932%, 12/25/34(A)(B)	80,427
18,376	Merrill Lynch Mortgage Investors Trust, Ser 2003-A1, Class 2A, (12M LIBOR +1.625%), 2.070%, 12/25/32(A)	17,556
1,453,089	Morgan Stanley Mortgage Loan Trust, Ser 2005-6AR, Class 1M1, (1M LIBOR +0.460%), 0.608%, 11/25/35(A)	1,449,843
556,706	RFMSI Trust, Ser 2007-SA1, Class 1A1, 3.491%, 2/25/37(A)(B)	471,170
	Total Non-Agency Collateralized Mortgage Obligations	$6,009,649

Shares
	Short-Term Investment Fund — 1.6%
16,118,077	Dreyfus Government Cash Management, Institutional Shares, 0.02%∞Ω	$16,118,077

	Total Investment Securities —99.6% (Cost $986,134,065)	$982,407,834

	Other Assets in Excess of Liabilities — 0.4%	4,302,822

	Net Assets — 100.0%	$986,710,656

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2020.
(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(C)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(D)	Rate reflects yield at the time of purchase.
††	The issuers and/or sponsors of certain mortgage-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2020.

Portfolio Abbreviations:

ARM - Adjustable Rate Mortgage

CLO - Collateralized Loan Obligation

CMT - Constant Maturity Treasury

FDIC - Federal Deposit Insurance Corporation

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FREMF - Freddie Mac Multifamily Securitization

GNMA - Government National Mortgage Association

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LOC - Letter of Credit

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30,2020, these securities were valued at $566,699,802 or 57.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$406,790,761	$—	$406,790,761
Corporate Bonds	—	301,360,787	—	301,360,787
Commercial Mortgage-Backed Securities	—	158,769,153	—	158,769,153
Agency Collateralized Mortgage Obligations	—	27,439,501	—	27,439,501
Municipal Bonds	—	25,330,840	—	25,330,840
Commercial Paper	—	24,031,773	—	24,031,773
U.S. Government Mortgage-Backed Obligations	—	10,467,083	—	10,467,083
U.S. Government Agency Obligations	—	6,090,210	—	6,090,210
Non-Agency Collateralized Mortgage Obligations	—	6,009,649	—	6,009,649
Short-Term Investment Fund	16,118,077	—	—	16,118,077
Total	$16,118,077	$966,289,757	$—	$982,407,834

See accompanying Notes to Financial Statements.

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Statements of Assets and Liabilities

September 30, 2020

		Touchstone
		Anti-	Touchstone
		Benchmark®	Anti-	Touchstone
	Touchstone	International	Benchmark® US	Credit	Touchstone	Touchstone
	Active Bond	Core Equity	Core Equity	Opportunities II	High Yield	Impact Bond
	Fund	Fund	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$342,185,720	$35,229,619	$26,551,506	$89,171,427	$189,670,103	$368,402,313
Investments, at market value (A)	$359,561,632	$38,625,970	$30,769,902	$88,193,323	$187,874,349	$391,365,203
Cash	257,974	—	—	186,291	47,013	38,014
Foreign currency (B)	—	38,922	—	63	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	4,780	—	—
Dividends and interest receivable	2,484,493	97,281	20,357	1,119,832	2,751,696	2,198,851
Receivable for capital shares sold	284,003	—	—	133,011	62,883	731,863
Receivable for investments sold	6,169,941	—	—	2,059,897	1,246,353	—
Receivable for variation margin on swap agreements	—	—	—	104,200	—	—
Receivable for securities lending income	—	2,652	6	249	306	—
Tax reclaim receivable	—	31,670	—	350	—	—
Other assets	25,641	5,833	6,332	19,599	18,205	34,663
Total Assets	368,783,684	38,802,328	30,796,597	91,821,595	192,000,805	394,368,594
Liabilities
Bank overdrafts	—	—	334	—	—	—
Due to prime broker	—	—	—	108,380	—	—
Written options, at market value(C)	—	—	—	19,580	—	—
Securities sold short(D)	—	—	—	913,136	—	—
Dividend and interest payable on securities sold short	—	—	—	14,333	—	—
Dividends payable	—	—	—	—	—	—
Payable for return of collateral for securities on loan	—	1,614,322	—	554,625	2,229,455	—
Payable for capital shares redeemed	553,618	—	—	35,301	568,051	241,642
Payable for variation margin for futures contracts	7,671	—	—	—	—	—
Payable for investments purchased	9,249,784	—	—	2,588,960	3,509,216	2,027,016
Payable to Investment Advisor	107,911	724	5,018	46,626	77,926	84,253
Payable to other affiliates	73,071	5,042	4,293	11,163	24,377	48,823
Payable to Trustees	10,375	10,375	10,375	10,375	10,375	10,375
Payable for professional services	29,842	29,151	23,896	30,421	29,489	31,062
Payable for transfer agent services	127,403	168	133	18,689	37,790	106,377
Payable for reports to shareholders	12,550	4,620	4,622	11,457	10,228	11,545
Other accrued expenses and liabilities	12,685	19,033	3,382	75,262	7,833	7,002
Total Liabilities	10,184,910	1,683,435	52,053	4,438,308	6,504,740	2,568,095
Net Assets	$358,598,774	$37,118,893	$30,744,544	$87,383,287	$185,496,065	$391,800,499
Net assets consist of:
Par value	$319,973	$34,124	$26,434	$91,186	$229,849	$362,141
Paid-in capital	423,081,752	34,234,515	26,544,633	107,931,001	207,448,668	373,854,946
Distributable earnings (deficit)	(64,802,951)	2,850,254	4,173,477	(20,638,900)	(22,182,452)	17,583,412
Net Assets	$358,598,774	$37,118,893	$30,744,544	$87,383,287	$185,496,065	$391,800,499
(A) Includes market value of securities on loan of:	$—	$1,553,294	$—	$525,504	$2,133,450	$—
(B) Cost of foreign currency:	$—	$38,695	$—	$64	$—	$—
(C) Premiums received from written options:	$—	$—	$—	$33,010	$—	$—
(D)Proceeds received for securities sold short:	$—	$—	$—	$892,626	$—	$—

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone	Touchstone			Touchstone
International	Mid	Mid Cap	Sands Capital	Touchstone	Touchstone	Ultra Short
ESG Equity	Cap	Value	Select Growth	Small Cap	Small Cap Value	Duration Fixed
Fund	Fund	Fund	Fund	Fund	Fund	Income Fund

$23,570,199	$3,381,235,955	$607,464,242	$1,055,367,864	$60,546,485	$56,245,605	$986,134,065
$27,965,449	$3,828,882,434	$664,971,922	$2,284,575,249	$73,372,371	$54,179,220	$982,407,834
—	3	—	4	—	58,727	9
8,868	—	—	—	—	—	—

—	—	—	—	—	—	—
51,853	4,156,760	900,358	—	80,698	95,636	2,738,581
50,189	12,805,426	754,807	3,815,510	36,850	204,111	3,987,165
—	24,379,536	18,926,506	20,086,358	—	314,826	19,676
—	—	—	—	—	—	—
396	—	—	1,386	—	407	—
33,907	—	—	—	—	—	—
20,399	127,069	29,667	60,640	18,612	22,126	51,425
28,131,061	3,870,351,228	685,583,260	2,308,539,147	73,508,531	54,875,053	989,204,690

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	127,834
662,369	—	—	22,355,022	—	1,160,251	—
46,398	19,812,023	1,417,840	18,833,604	7,885	178,894	1,628,418
—	—	—	—	—	—	—
—	—	—	7,565,728	—	133,189	—
10,707	2,030,199	329,575	1,198,741	34,784	28,000	159,375
3,953	580,391	83,219	817,828	9,519	21,490	226,812
10,375	10,375	10,375	10,375	10,375	10,375	10,375
22,456	66,212	30,162	47,119	23,010	25,540	36,766
18,126	1,711,045	649,016	760,386	24,396	35,207	264,423
10,501	106,672	53,278	51,777	11,564	10,894	23,034
8,349	18,477	7,776	58,162	4,897	5,842	16,997
793,234	24,335,394	2,581,241	51,698,742	126,430	1,609,682	2,494,034
$27,337,827	$3,846,015,834	$683,002,019	$2,256,840,405	$73,382,101	$53,265,371	$986,710,656

$36,792	$974,178	$405,886	$1,233,674	$69,979	$25,795	$1,069,338
24,064,198	3,331,494,344	653,702,584	824,916,772	60,622,564	75,851,917	1,088,988,345
3,236,837	513,547,312	28,893,549	1,430,689,959	12,689,558	(22,612,341)	(103,347,027)
$27,337,827	$3,846,015,834	$683,002,019	$2,256,840,405	$73,382,101	$53,265,371	$986,710,656
$628,869	$—	$—	$21,226,066	$—	$1,159,163	$—
$8,818	$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—

Statements of Assets and Liabilities (Continued)

		Touchstone	Touchstone
		Anti-Benchmark®	Anti-Benchmark®	Touchstone
	Touchstone	International	US	Credit	Touchstone	Touchstone
	Active Bond	Core Equity	Core Equity	Opportunities II	High Yield	Impact Bond
	Fund	Fund	Fund	Fund	Fund	Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$128,086,444	$—	$—	$5,597,018	$14,578,486	$16,508,603
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	11,407,910	—	—	592,239	1,854,533	1,527,900
Net asset value price per share*	$11.23	$—	$—	$9.45	$7.86	$10.80
Maximum sales charge - Class A shares	3.25%	—	—	3.25%	3.25%	3.25%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$11.61	$—	$—	$9.77	$8.12	$11.16
Pricing of Class C Shares
Net assets applicable to Class C shares	$5,618,214	$—	$—	$2,245,915	$1,250,154	$1,736,842
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	545,332	—	—	244,775	159,447	160,919
Net asset value and offering price per share**	$10.30	$—	$—	$9.18	$7.84	$10.79
Pricing of Class S Shares
Net assets applicable to Class S shares	$—	$—	$—	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	—	—	—	—	—	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—	$—	$—
Pricing of Class Y Shares
Net assets applicable to Class Y shares	$90,234,818	$242,950	$159,394	$36,558,075	$33,693,718	$145,821,198
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	8,042,645	22,374	13,702	3,819,258	4,163,642	13,476,259
Net asset value, offering price and redemption price per share	$11.22	$10.86	$11.63	$9.57	$8.09	$10.82
Pricing of Class Z Shares
Net assets applicable to Class Z shares	$—	$—	$—	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	—	—	—	—	—	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—	$—	$—
Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$134,659,298	$36,875,943	$30,585,150	$42,982,279	$135,973,707	$227,733,856
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	12,001,420	3,390,048	2,629,700	4,462,327	16,807,270	21,049,039
Net asset value, offering price and redemption price per share	$11.22	$10.88	$11.63	$9.63	$8.09	$10.82
Pricing of Class R6 Shares
Net assets applicable to Class R6 Shares	$—	$—	$—	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	—	—	—	—	—	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—	$—	$—

* There is no sales load on subscriptions of $1 million or more for all funds except for Active Bond Fund, Credit Opportunities II Fund, High Yield Fund, Impact Bond Fund and Ultra Short Duration Fixed Income Fund. There is no sales load on subscriptions of $500,000 or more for Active Bond Fund, Credit Opportunities Fund II Fund, High Yield Fund, Impact Bond Fund and Ultra Short Duration Fixed Income Fund. Redemptions that were part of a $500,000 or $ 1 million or more subscription, as applicable, may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

**Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge. See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone	Touchstone			Touchstone
International	Mid	Mid Cap	Sands Capital	Touchstone	Touchstone	Ultra Short
ESG Equity	Cap	Value	Select Growth	Small Cap	Small Cap Value	Duration Fixed
Fund	Fund	Fund	Fund	Fund	Fund	Income Fund

$11,718,952	$103,963,869	$9,863,825	$163,696,588	$4,312,974	$16,552,370	$124,233,195
1,575,363	2,663,259	590,418	9,505,530	419,113	802,380	13,463,306
$7.44	$39.04	$16.71	$17.22	$10.29	$20.63	$9.23
5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	2.00%
$7.83	$41.09	$17.59	$18.13	$10.83	$21.72	$9.42

$4,066,207	$78,959,353	$3,295,545	$36,065,382	$295,232	$452,927	$5,276,195
549,612	2,170,429	203,785	2,476,008	31,460	22,828	571,247
$7.40	$36.38	$16.17	$14.57	$9.38	$19.84	$9.24

$—	$—	$—	$—	$—	$—	$61,463,829
—	—	—	—	—	—	6,658,224
$—	$—	$—	$—	$—	$—	$9.23

$11,549,813	$2,443,232,308	$299,595,502	$1,565,332,642	$35,572,818	$28,434,786	$292,708,172
1,553,861	61,769,544	17,852,256	82,883,083	3,381,148	1,375,884	31,705,817
$7.43	$39.55	$16.78	$18.89	$10.52	$20.67	$9.23

$—	$77,183,677	$—	$491,741,027	$—	$—	$86,017,877
—	1,991,642	—	28,502,681	—	—	9,319,303
$—	$38.75	$—	$17.25	$—	$—	$9.23

$2,855	$1,142,676,627	$370,247,147	$2,383	$33,201,077	$7,825,288	$417,011,388
384	28,822,895	21,942,119	126	3,166,145	378,401	45,215,866
$7.43	$39.64	$16.87	$18.89	$10.49	$20.68	$9.22

$—	$—	$—	$2,383	$—	$—	$—
—	—	—	126	—	—	—
$—	$—	$—	$18.89	$—	$—	$—

Statements of Operations

For the Year Ended September 30, 2020

		Touchstone
		Anti-	Touchstone
		Benchmark®	Anti-	Touchstone
	Touchstone	International	Bnchmark® US	Credit	Touchstone
	Active Bond	Core Equity	Core Equity	Opportunities II	High Yield
	Fund	Fund	Fund	Fund	Fund
Investment Income
Dividends (A)	$—	$750,804	$688,713	$—	$—
Interest	11,485,933	—	—	6,613,243	11,765,769
Income from securities loaned	298	13,366	411	1,561	14,070
Total Investment Income	11,486,231	764,170	689,124	6,614,804	11,779,839
Expenses
Investment advisory fees	1,320,119	162,288	98,351	560,597	1,049,952
Administration fees	484,764	52,293	40,746	135,477	289,986
Compliance fees and expenses	2,497	2,497	2,497	2,497	2,497
Custody fees	51,478	33,379	3,635	86,505	16,200
Professional fees	36,624	29,802	25,793	28,182	33,087
Transfer Agent fees, Class A	101,263	—	—	5,298	19,599
Transfer Agent fees, Class C	9,328	—	—	4,417	3,371
Transfer Agent fees, Class S	—	—	—	—	—
Transfer Agent fees, Class Y	87,290	214	273	40,135	42,932
Transfer Agent fees, Class Z	—	—	—	—	—
Transfer Agent fees, Institutional Class	7,987	140	116	1,154	7,417
Transfer Agent fees, Class R6	—	—	—	—	—
Pricing expense	24,325	21,773	822	8,572	20,197
Registration Fees, Class A	16,520	—	—	8,034	12,476
Registration Fees, Class C	14,181	—	—	10,190	9,938
Registration Fees, Class S	—	—	—	—	—
Registration Fees, Class Y	15,880	3,053	4,887	14,299	14,864
Registration Fees, Class Z	—	—	—	—	—
Registration Fees, Institutional Class	14,310	3,057	3,064	5,724	12,787
Dividend expense on securities sold short	—	—	—	6,524	—
Interest expense on securities sold short	—	—	—	85,616	—
Reports to Shareholders, Class A	11,524	—	—	6,103	6,420
Reports to Shareholders, Class C	6,559	—	—	5,896	5,417
Reports to Shareholders, Class S	—	—	—	—	—
Reports to Shareholders, Class Y	9,474	5,108	5,117	13,496	6,252
Reports to Shareholders, Class Z	—	—	—	—	—
Reports to Shareholders, Institutional Class	6,766	5,092	5,106	5,350	5,604
Reports to Shareholders, Class R6	—	—	—	—	—
Shareholder servicing fees, Class Z	—	—	—	—	—
Distribution expenses, Class A	315,045	—	—	14,863	36,131
Distribution and shareholder servicing expenses, Class C	92,375	—	—	35,493	30,147
Distribution expenses, Class S	—	—	—	—	—
Trustee fees	21,452	21,452	21,452	21,452	21,452
Other expenses	70,995	14,527	14,267	26,544	33,617
Total Expenses	2,720,756	354,675	226,126	1,132,418	1,680,343
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(228,474)	(141,795)	(102,369)	(258,099)	(128,065)
Fees recouped by the Advisor(B)	—	—	—	—	—
Net Expenses	2,492,282	212,880	123,757	874,319	1,552,278
Net Investment Income (Loss)	8,993,949	551,290	565,367	5,740,485	10,227,561
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments(C)	8,804,714	(438,346)	1,127,307	(4,626,420)	(4,173,531)
Net realized gains on forward foreign currency contracts	—	—	—	9,931	—
Net realized losses on foreign currency transactions	—	(1,819)	—	(16,373)	—
Net realized losses on futures contracts	(267,203)	—	—	—	—
Net realized gains on written options	—	—	—	237,407	—
Net realized gains on securities sold short	—	—	—	211,251	—
Net realized losses on swap agreements	—	—	—	(8,465)	—
Net change in unrealized appreciation (depreciation) on investments	7,929,369	2,887,802	2,259,173	(1,940,456)	(3,498,537)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	—	—	4,780	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	3,646	—	12,768	—
Net change in unrealized appreciation (depreciation) on written options	—	—	—	13,430	—
Net change in unrealized appreciation (depreciation) on futures contracts	(7,671)	—	—	—	—
Net change in unrealized appreciation (depreciation) on swap agreements	—	—	—	(65,816)	—
Net change in unrealized appreciation (depreciation) on securities sold short	—	—	—	(40,061)	—
Net Realized and Unrealized Gains (Losses) on Investments	16,459,209	2,451,283	3,386,480	(6,208,024)	(7,672,068)
Change in Net Assets Resulting from Operations	$25,453,158	$3,002,573	$3,951,847	$(467,539)	$2,555,493
(A) Net of foreign tax withholding of:	$—	$74,180	$—	$—	$—
(B) See Note 4 in Notes to Financial Statements.
(C) For the year ended September 30, 2020, Sands Capital Select Growth Fund and Small Cap Fund had redemptions-in-kind of securities in the amount of $275,404,967, and $7,391,692, respectively. Net realized gains (losses) on investments includes the realized gain on the transactions of $157,336,691, and $2,439,613, respectively, which will not be recognized by the Fund for tax purposes.

Statements of Operations (Continued)

	Touchstone		Touchstone	Touchstone			Ultra Short
Touchstone	International	Touchstone	Mid Cap	Sands Capital	Touchstone	Touchstone	Duration
Impact Bond	ESG Equity	Mid Cap	Value	Select Growth	Small Cap	Small Cap	Fixed Income
Fund	Fund	Fund	Fund	Fund	Fund	Value Fund	Fund

$—	$548,618	$33,911,804	$12,846,948	$3,820,527	$971,272	$1,168,826	$—
9,209,650	—	11,219	—	3,483	—	—	24,761,933
2,312	3,548	—	10,794	3,807,238	307	3,447	—
9,211,962	552,166	33,923,023	12,857,742	7,631,248	971,579	1,172,273	24,761,933

1,204,851	194,200	18,294,071	5,598,077	13,159,970	615,913	663,208	2,451,585
499,153	43,322	3,816,901	1,082,295	2,638,304	105,068	113,136	1,421,920
2,497	2,497	2,497	2,497	2,497	2,497	2,497	2,497
14,052	23,108	39,596	20,560	30,509	8,350	19,568	53,608
37,435	48,366	103,574	44,877	82,255	24,782	27,444	54,879
10,616	12,974	117,105	16,071	55,258	5,735	17,029	81,180
1,585	5,459	69,552	4,089	32,536	3,583	1,408	2,848
—	—	—	—	—	—	—	51,660
97,997	11,681	2,210,711	768,236	905,861	34,888	26,449	233,316
—	—	138,631	—	613,825	—	—	86,253
98,063	7	176,542	215,806	1	6,760	5,459	119,885
—	—	—	—	1	—	—	—
13,990	6,823	331	762	310	343	1,008	30,003
16,176	16,547	19,947	16,108	19,972	14,623	15,849	18,403
9,625	12,439	22,159	13,675	15,372	9,989	8,544	13,567
—	—	—	—	—	—	—	15,563
28,028	17,754	127,975	24,259	56,796	18,189	15,237	26,354
—	—	31,267	—	23,256	—	—	24,508
21,324	3,413	33,592	26,801	172	15,034	7,102	17,034
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
5,849	6,372	17,758	10,683	12,245	5,411	6,483	7,589
5,353	5,506	18,638	10,130	9,642	5,419	5,240	5,225
—	—	—	—	—	—	—	11,074
11,639	4,293	216,904	82,279	76,373	9,730	6,731	16,178
—	—	20,832	—	39,334	—	—	7,388
6,248	4,912	27,898	43,982	2,308	5,150	5,649	5,804
—	—	—	—	1,948	—	—	—
—	—	241,599	—	1,058,789	—	—	254,079
33,369	25,981	203,007	25,439	262,023	9,076	49,628	211,968
16,309	69,248	743,692	42,680	465,057	19,696	6,404	37,630
—	—	—	—	—	—	—	547,798
21,452	21,452	21,452	21,452	21,452	21,452	21,452	21,452
33,936	24,448	138,611	53,068	693,994	38,086	34,392	78,814
2,189,547	560,802	26,854,842	8,123,826	20,280,060	979,774	1,059,917	5,910,062
(282,557)	(191,139)	(857,351)	(1,389,112)	(298,889)	(241,490)	(166,801)	(738,782)
—	—	9,822	—	26,052	—	—	—
1,906,990	369,663	26,007,313	6,734,714	20,007,223	738,284	893,116	5,171,280
7,304,972	182,503	7,915,710	6,123,028	(12,375,975)	233,295	279,157	19,590,653

982,426	(1,204,605)	69,219,023	(7,775,023)	447,921,221	3,900,793	(6,726,045)	(176,658)
—	—	—	—	—	—	—	—
—	(7,004)	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
11,461,934	3,021,935	127,121,216	(33,577,191)	430,967,787	(9,602,979)	(6,605,039)	(5,825,465)

—	—	—	—	—	—	—	—

—	787	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
12,444,360	1,811,113	196,340,239	(41,352,214)	878,889,008	(5,702,186)	(13,331,084)	(6,002,123)
$19,749,332	$1,993,616	$204,255,949	$(35,229,186)	$866,513,033	$(5,468,891)	$(13,051,927)	$13,588,530
$—	$84,665	$—	$—	$—	$—	$—	$—

Statements of Changes in Net Assets

			Touchstone
			Anti-Benchmark®		Touchstone
	Touchstone		International		Anti-Benchmark®
	Active Bond		Core Equity		US Core Equity
	Fund		Fund		Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2020	2019(A)	2020	2019(A)
From Operations
Net investment income	$8,993,949	$9,339,620	$551,290	$769,261	$565,367	$484,961
Net realized gains (losses) on investments, forward foreign currency contracts, foreign currency transactions, futures contracts, written options, securities sold short, and swap agreements	8,537,511	4,415,782	(440,165)	(565,791)	1,127,307	(798,930)
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts, foreign currency transactions, futures contracts, written options, swap agreements, and securities sold short	7,921,698	17,045,254	2,891,448	506,545	2,259,173	1,959,223
Change in Net Assets from Operations	25,453,158	30,800,656	3,002,573	710,015	3,951,847	1,645,254

Distributions to Shareholders:
Distributed earnings, Class A	(3,252,024)	(3,499,808)	—	—	—	—
Distributed earnings, Class C	(193,793)	(409,591)	—	—	—	—
Distributed earnings, Class Y	(2,520,642)	(3,505,627)	(102)	(3)	(4,992)	(14)
Distributed earnings, Institutional Class	(3,258,096)	(2,199,194)	(830,890)	(32,746)	(1,274,135)	(145,890)
Return of capital, Class Y	—	—	—	—	(98)	—
Return of capital, Institutional Class	—	—	—	—	(28,806)	—
Total Distributions	(9,224,555)	(9,614,220)	(830,992)	(32,749)	(1,308,031)	(145,904)

Change in Net Assets from Share Transactions(B)	16,312,594	(56,670,856)	(1,765,217)	36,035,263	1,401,151	25,200,227

Total Increase (Decrease) in Net Assets	32,541,197	(35,484,420)	406,364	36,712,529	4,044,967	26,699,577

Net Assets
Beginning of period	326,057,577	361,541,997	36,712,529	—	26,699,577	—
End of period	$358,598,774	$326,057,577	$37,118,893	$36,712,529	$30,744,544	$26,699,577

(A) Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.

(B) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity in pages 98-100.

(C) The Fund changed its fiscal year end from June 30 to September 30.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)

Touchstone			Touchstone		Touchstone
Credit Opportunities II			High Yield		Impact Bond
Fund			Fund		Fund
For the	For the Three	For the	For the	For the	For the	For the
Year Ended	Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	June 30,	September 30,	September 30,	September 30,	September 30,
2020	2019(C)	2019	2020	2019	2020	2019

$5,740,485	$1,044,350	$3,098,043	$10,227,561	$9,939,041	$7,304,972	$7,165,326
(4,192,669)	116,310	263,609	(4,173,531)	(1,383,831)	982,426	96,667
(2,015,355)	(162,574)	542,184	(3,498,537)	4,822,346	11,461,934	19,267,369
(467,539)	998,086	3,903,836	2,555,493	13,377,556	19,749,332	26,529,362

(333,642)	(4,253)	(9,474)	(704,158)	(741,320)	(256,523)	(178,385)
(174,362)	(1,918)	(5,380)	(121,251)	(281,592)	(19,463)	(19,278)
(2,325,230)	(208,081)	(291,730)	(2,028,121)	(2,491,635)	(2,625,750)	(2,037,305)
(2,579,658)	(805,916)	(3,272,520)	(7,471,813)	(6,487,408)	(4,723,502)	(5,556,679)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(5,412,892)	(1,020,168)	(3,579,104)	(10,325,343)	(10,001,955)	(7,625,238)	(7,791,647)

(14,154,737)	48,200,441	6,580,821	(5,315,953)	(2,381,934)	65,438,330	42,598,181

(20,035,168)	48,178,359	6,905,553	(13,085,803)	993,667	77,562,424	61,335,896

107,418,455	59,240,096	52,334,543	198,581,868	197,588,201	314,238,075	252,902,179
$87,383,287	$107,418,455	$59,240,096	$185,496,065	$198,581,868	$391,800,499	$314,238,075

Statements of Changes in Net Assets (Continued)

	Touchstone		Touchstone		Touchstone
	International		Mid		Mid Cap
	ESG Equity		Cap		Value
	Fund		Fund		Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2020	2019	2020	2019
From Operations
Net investment income (loss)	$182,503	$1,247,628	$7,915,710	$4,462,595	$6,123,028	$6,617,807
Net realized gains (losses) on investments and foreign currency transactions	(1,211,609)	8,032,786	69,219,023	51,721,554	(7,775,023)	(9,967,857)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,022,722	(11,209,391)	127,121,216	137,680,803	(33,577,191)	8,396,808
Change in Net Assets from Operations	1,993,616	(1,928,977)	204,255,949	193,864,952	(35,229,186)	5,046,758

Distributions to Shareholders:
Distributed earnings, Class A	(1,975,668)	(1,148,127)	(2,136,246)	(1,161,949)	(51,424)	(677,036)
Distributed earnings, Class C	(1,710,548)	(1,711,118)	(1,766,346)	(1,924,706)	—	(290,312)
Distributed earnings, Class S	—	—	—	—	—	—
Distributed earnings, Class Y	(2,959,640)	(5,288,924)	(40,650,826)	(25,404,765)	(2,283,383)	(15,618,865)
Distributed earnings, Class Z	—	—	(3,135,026)	(686,312)	—	—
Distributed earnings, Institutional Class	(537)	(4)	(9,162,448)	(4,388,852)	(3,844,764)	(22,128,826)
Return of capital, Class A	—	—	—	—	—	—
Return of capital, Class C	—	—	—	—	—	—
Return of capital, Class Y	—	—	—	—	—	—
Return of capital, Institutional Class	—	—	—	—	—	—
Total Distributions	(6,646,393)	(8,148,173)	(56,850,892)	(33,566,584)	(6,179,571)	(38,715,039)

Change in Net Assets from Share Transactions(A)	(5,589,850)	(39,966,666)	2,068,906,633	513,980,291	(31,438,355)	(4,113,450)

Total Increase (Decrease) in Net Assets	(10,242,627)	(50,043,816)	2,216,311,690	674,278,659	(72,847,112)	(37,781,731)

Net Assets
Beginning of period	37,580,454	87,624,270	1,629,704,144	955,425,485	755,849,131	793,630,862
End of period	$27,337,827	$37,580,454	$3,846,015,834	$1,629,704,144	$683,002,019	$755,849,131

(A) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 101-104.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone		Touchstone		Touchstone
Sands Capital		Small		Small		Ultra Short
Select Growth		Cap		Cap Value		Duration Fixed
Fund		Fund		Fund		Income Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2020	2019	2020	2019	2020	2019	2020	2019

$(12,375,975)	$(19,878,672)	$233,295	$238,680	$279,157	$410,097	$19,590,653	$24,702,944
447,921,221	563,874,003	3,900,793	23,464,145	(6,726,045)	(13,330,857)	(176,658)	(258,992)
430,967,787	(636,787,029)	(9,602,979)	(30,663,731)	(6,605,039)	(3,290,945)	(5,825,465)	4,685,231
866,513,033	(92,791,698)	(5,468,891)	(6,960,906)	(13,051,927)	(16,211,705)	13,588,530	29,129,183

(15,437,081)	(21,290,699)	(330,913)	(1,165,908)	(45,317)	(5,072,643)	(1,582,978)	(1,822,159)
(9,285,021)	(17,571,431)	(285,467)	(1,317,244)	(436)	(85,491)	(71,150)	(93,157)
—	—	—	—	—	—	(1,992,326)	(3,244,399)
(175,614,541)	(260,948,268)	(3,029,450)	(8,692,472)	(115,630)	(2,377,087)	(6,466,843)	(7,334,957)
(75,190,327)	(122,462,519)	—	—	—	—	(2,053,174)	(4,027,821)
—	—	(3,206,418)	(12,411,469)	(174,530)	(2,239,906)	(8,755,799)	(8,648,582)
—	—	—	—	(15,039)	—	—	—
—	—	—	—	(145)	—	—	—
—	—	—	—	(38,374)	—	—	—
—	—	—	—	(57,921)	—	—	—
(275,526,970)	(422,272,917)	(6,852,248)	(23,587,093)	(447,392)	(9,775,127)	(20,922,270)	(25,171,075)

(22,498,987)	(142,003,990)	7,197,740	(50,241,132)	(23,437,257)	(39,026,770)	(14,545,502)	79,576,816

568,487,076	(657,068,605)	(5,123,399)	(80,789,131)	(36,936,576)	(65,013,602)	(21,879,242)	83,534,924

1,688,353,329	2,345,421,934	78,505,500	159,294,631	90,201,947	155,215,549	1,008,589,898	925,054,974
$2,256,840,405	$1,688,353,329	$73,382,101	$78,505,500	$53,265,371	$90,201,947	$986,710,656	$1,008,589,898

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone				Touchstone Anti-Benchmark®
	Active Bond Fund				International Core Equity Fund
							For the Period
	For the Year		For the Year		For the Year		Ended
	Ended		Ended		Ended		September 30,
	September 30, 2020		September 30, 2019		September 30, 2020		2019(A)
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,411,092	$15,404,439	1,422,056	$14,626,760	—	$—	—	$—
Proceeds from Shares issued in connection with merger	—	—	—	—	—	—	—	—
Reinvestment of distributions	248,638	2,701,033	278,425	2,850,526	—	—	—	—
Cost of Shares redeemed	(2,188,720)	(23,737,062)	(3,059,275)	(31,179,556)	—	—	—	—
Change from Class A Share Transactions	(528,990)	(5,631,590)	(1,358,794)	(13,702,270)	—	—	—	—
Class C
Proceeds from Shares issued	99,527	995,343	73,331	672,601	—	—	—	—
Proceeds from Shares issued in connection with merger	—	—	—	—	—	—	—	—
Reinvestment of distributions	16,906	167,960	37,388	350,078	—	—	—	—
Cost of Shares redeemed	(766,459)	(7,725,499)	(1,493,575)	(14,106,292)	—	—	—	—
Change from Class C Share Transactions	(650,026)	(6,562,196)	(1,382,856)	(13,083,613)	—	—	—	—
Class Y
Proceeds from Shares issued	1,985,411	21,559,070	3,486,649	35,461,232	22,114	211,530	250	2,500
Proceeds from Shares issued in connection with merger	—	—	—	—	—	—	—	—
Reinvestment of distributions	199,030	2,158,789	302,711	3,080,375	10	102	—	3
Cost of Shares redeemed	(2,605,694)	(28,030,100)	(11,913,916)	(120,959,495)	—	—	—	—
Change from Class Y Share Transactions	(421,253)	(4,312,241)	(8,124,556)	(82,417,888)	22,124	211,632	250	2,503
Institutional Class
Proceeds from Shares issued	3,875,251	42,480,044	8,994,600	91,572,024	149,702	1,449,479	3,689,304	36,945,243
Proceeds from Shares issued in connection with merger	—	—	—	—	—	—	—	—
Reinvestment of distributions	272,356	2,961,164	186,387	1,928,015	77,436	830,890	3,480	32,746
Cost of Shares redeemed	(1,184,461)	(12,622,587)	(4,013,015)	(40,967,124)	(435,859)	(4,257,218)	(94,015)	(945,229)
Change from Institutional Class Share Transactions	2,963,146	32,818,621	5,167,972	52,532,915	(208,721)	(1,976,849)	3,598,769	36,032,760

Change from Share Transactions	1,362,877	$16,312,594	(5,698,234)	$(56,670,856)	(186,597)	$(1,765,217)	3,599,019	$36,035,263

(A) Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.

(B) The Fund changed its fiscal year end from June 30 to September 30.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Anti-Benchmark®					Touchstone Credit
US Core Equity Fund					Opportunities II Fund
						For the Three
For the Year		For the Period		For the Year		Months Ended		For the Year
Ended		Ended		Ended		September 30,		Ended
September 30, 2020		September 30, 2019(A)		September 30, 2020		2019(B)		June 30, 2019
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

—	$—	—	$—	226,710	$2,132,358	13,949	$139,772	16,091	$158,403
—	—	—	—	—	—	698,322	6,996,031	—	—
—	—	—	—	34,744	328,518	388	3,835	806	7,849
—	—	—	—	(390,740)	(3,737,180)	(13,832)	(138,793)	(9,561)	(94,507)
—	—	—	—	(129,286)	(1,276,304)	698,827	7,000,845	7,336	71,745

—	—	—	—	23,706	229,266	8,188	79,994	12,217	121,216
—	—	—	—	—	—	473,084	4,605,015	—	—
—	—	—	—	18,697	172,058	193	1,918	554	5,381
—	—	—	—	(262,895)	(2,398,136)	(28,936)	(282,404)	(2,267)	(22,317)
—	—	—	—	(220,492)	(1,996,812)	452,529	4,404,523	10,504	104,280

8,687	96,718	4,904	51,823	3,275,451	30,620,647	299,398	2,999,589	1,205,335	11,677,641
—	—	—	—	—	—	3,543,051	36,187,744	—	—
440	5,090	1	14	241,071	2,316,256	21,061	208,081	29,642	291,729
(330)	(3,598)	—	—	(4,372,888)	(41,115,601)	(328,931)	(3,317,098)	(138,508)	(1,372,382)
8,797	98,210	4,905	51,837	(856,366)	(8,178,698)	3,534,579	36,078,316	1,096,469	10,596,988

—	—	2,500,250	25,002,500	224,585	2,072,740	28,432	284,408	451,288	4,456,115
—	—	—	—	—	—	(44,528)	911,375	—	—
113,294	1,302,941	16,156	145,890	269,092	2,576,499	81,570	805,916	337,575	3,272,520
—	—	—	—	(744,891)	(7,352,162)	(127,763)	(1,284,942)	(1,206,092)	(11,920,827)
113,294	1,302,941	2,516,406	25,148,390	(251,214)	(2,702,923)	(62,289)	716,757	(417,229)	(4,192,192)

122,091	$1,401,151	2,521,311	$25,200,227	(1,457,358)	$(14,154,737)	4,623,646	$48,200,441	697,080	$6,580,821

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone				Touchstone
	High Yield Fund				Impact Bond Fund
	For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended
	September 30, 2020		September 30, 2019		September 30, 2020		September 30, 2019
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,582,680	$12,453,477	1,662,137	$13,446,109	1,008,475	$10,659,616	555,411	$5,610,755
Reinvestment of distributions	78,704	619,319	79,556	645,518	19,409	205,746	13,537	136,250
Cost of Shares redeemed	(1,576,405)	(12,482,226)	(1,506,488)	(12,307,465)	(465,803)	(4,930,537)	(186,508)	(1,853,711)
Change from Class A Share Transactions	84,979	590,570	235,205	1,784,162	562,081	5,934,825	382,440	3,893,294
Class C
Proceeds from Shares issued	30,970	248,433	123,518	996,259	74,586	788,876	74,026	748,774
Reinvestment of distributions	13,764	108,318	29,572	237,691	1,371	14,475	1,500	15,058
Cost of Shares redeemed	(440,580)	(3,410,363)	(764,130)	(6,155,763)	(56,479)	(598,156)	(45,500)	(448,699)
Change from Class C Share Transactions	(395,846)	(3,053,612)	(611,040)	(4,921,813)	19,478	205,195	30,026	315,133
Class Y
Proceeds from Shares issued	920,919	7,440,564	1,023,469	8,554,837	8,069,654	85,797,631	5,604,926	56,349,675
Reinvestment of distributions	243,031	1,968,082	287,205	2,388,747	217,721	2,309,981	188,739	1,901,861
Cost of Shares redeemed	(2,171,157)	(17,475,571)	(3,800,172)	(31,284,845)	(3,919,622)	(41,832,598)	(2,299,908)	(23,117,754)
Change from Class Y Share Transactions	(1,007,207)	(8,066,925)	(2,489,498)	(20,341,261)	4,367,753	46,275,014	3,493,757	35,133,782
Class Z
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—	—	—
Change from Class Z Share Transactions	—	—	—	—	—	—	—	—
Institutional Class
Proceeds from Shares issued	6,758,203	51,917,150	3,302,732	27,657,744	7,608,874	80,810,462	8,802,855	88,365,326
Reinvestment of distributions	921,462	7,439,080	775,859	6,475,123	382,249	4,049,865	444,828	4,472,905
Cost of Shares redeemed	(6,772,227)	(54,142,216)	(1,560,919)	(13,035,889)	(6,790,781)	(71,837,031)	(8,961,385)	(89,582,259)
Change from Institutional Class Share Transactions	907,438	5,214,014	2,517,672	21,096,978	1,200,342	13,023,296	286,298	3,255,972

Change from Share Transactions	(410,636)	$(5,315,953)	(347,661)	$(2,381,934)	6,149,654	$65,438,330	4,192,521	$42,598,181

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone International				Touchstone
ESG Equity Fund				Mid Cap Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
September 30, 2020		September 30, 2019		September 30, 2020		September 30, 2019
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

923,955	$6,486,887	406,511	$3,371,271	1,722,762	$64,866,031	1,001,545	$35,758,307
254,450	1,876,151	134,546	1,090,024	47,647	1,878,215	34,482	1,060,010
(819,208)	(5,759,257)	(575,998)	(4,853,121)	(696,341)	(25,168,926)	(499,397)	(16,769,979)
359,197	2,603,781	(34,941)	(391,826)	1,074,068	41,575,320	536,630	20,048,338

15,446	112,534	44,386	367,915	1,009,530	35,646,237	509,902	16,808,427
215,820	1,584,118	195,625	1,576,867	39,569	1,450,587	56,462	1,632,881
(942,454)	(7,064,283)	(1,013,055)	(8,342,686)	(718,343)	(24,800,454)	(431,317)	(13,750,573)
(711,188)	(5,367,631)	(773,044)	(6,397,904)	330,756	12,296,370	135,047	4,690,735

406,292	2,937,856	1,535,494	12,744,601	45,964,555	1,678,307,060	15,735,498	553,641,720
374,707	2,755,636	615,371	4,964,614	895,607	35,746,662	728,248	22,612,002
(1,180,936)	(8,520,029)	(6,077,399)	(50,888,655)	(15,448,861)	(559,596,378)	(6,276,827)	(218,223,100)
(399,937)	(2,826,537)	(3,926,534)	(33,179,440)	31,411,301	1,154,457,344	10,186,919	358,030,622

—	—	—	—	2,904,292	111,061,392	1,481,414	53,759,389
—	—	—	—	79,863	3,127,421	22,445	685,676
—	—	—	—	(2,588,966)	(92,893,080)	(495,884)	(18,061,299)
—	—	—	—	395,189	21,295,733	1,007,975	36,383,766

—	—	310	2,500	26,747,272	993,416,727	3,017,918	110,621,171
73	537	1	4	187,288	7,491,088	107,708	3,349,524
—	—	—	—	(4,339,171)	(161,625,949)	(552,634)	(19,143,865)
73	537	311	2,504	22,595,389	839,281,866	2,572,992	94,826,830

(751,855)	$(5,589,850)	(4,734,208)	$(39,966,666)	55,806,703	$2,068,906,633	14,439,563	$513,980,291

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Mid Cap				Touchstone Sands Capital
	Value Fund				Select Growth Fund
	For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended
	September 30, 2020		September 30, 2019		September 30, 2020		September 30, 2019
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	167,271	$2,835,572	149,145	$2,505,536	3,858,599	$57,182,170	2,882,491	$37,466,635
Reinvestment of distributions	2,680	43,450	35,492	573,460	937,160	10,739,861	1,241,615	14,489,643
Cost of Shares redeemed	(186,294)	(3,170,552)	(498,273)	(8,493,315)	(2,097,033)	(27,903,644)	(2,820,138)	(36,415,606)
Change from Class A Share Transactions	(16,343)	(291,530)	(313,636)	(5,414,319)	2,698,726	40,018,387	1,303,968	15,540,672
Class C
Proceeds from Shares issued	17,375	282,392	63,277	969,925	973,913	11,016,497	800,446	8,970,545
Reinvestment of distributions	—	—	17,876	279,049	829,669	8,089,277	1,491,943	15,381,930
Cost of Shares redeemed	(123,216)	(1,940,563)	(197,621)	(3,252,689)	(3,676,450)	(44,858,208)	(2,910,652)	(33,616,304)
Change from Class C Share Transactions	(105,841)	(1,658,171)	(116,468)	(2,003,715)	(1,872,868)	(25,752,434)	(618,263)	(9,263,829)
Class Y
Proceeds from Shares issued	6,084,202	91,902,451	4,148,451	71,207,884	46,697,761	670,397,782	47,984,180	671,020,656
Reinvestment of distributions	139,585	2,250,156	936,465	15,250,844	12,162,722	152,642,157	17,298,614	216,916,626
Cost of Shares redeemed	(4,289,355)	(71,611,364)	(7,111,343)	(120,504,725)	(53,076,537)	(768,001,131)	(71,274,284)	(1,025,920,882)
Change from Class Y Share Transactions	1,934,432	22,541,243	(2,026,427)	(34,045,997)	5,783,946	55,038,808	(5,991,490)	(137,983,600)
Class Z
Proceeds from Shares issued	—	—	—	—	3,308,441	45,581,481	3,582,260	47,836,860
Reinvestment of distributions	—	—	—	—	6,518,393	74,831,156	10,414,025	121,739,953
Cost of Shares redeemed	—	—	—	—	(16,261,699)	(212,023,027)	(13,484,486)	(179,874,046)
Change from Class Z Share Transactions	—	—	—	—	(6,434,865)	(91,610,390)	511,799	(10,297,233)
Institutional Class
Proceeds from Shares issued	10,230,169	172,561,478	10,425,351	178,428,195	126	2,500	—	—
Reinvestment of distributions	218,352	3,569,822	1,113,293	18,280,984	—	—	—	—
Cost of Shares redeemed	(13,557,431)	(228,161,197)	(9,324,209)	(159,358,598)	—	—	—	—
Change from Institutional Class Share Transactions	(3,108,910)	(52,029,897)	2,214,435	37,350,581	126	2,500	—	—
Class R6
Proceeds from Shares issued	—	—	—	—	831,692	15,504,377	—	—
Cost of Shares redeemed	—	—	—	—	(831,566)	(15,700,235)	—	—
Change from Class R6 Share Transactions	—	—	—	—	126	(195,858)	—	—

Change from Share Transactions	(1,296,662)	$(31,438,355)	(242,096)	$(4,113,450)	175,191	$(22,498,987)	(4,793,986)	$(142,003,990)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone				Touchstone
Small Cap Fund				Small Cap Value Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
September 30, 2020		September 30, 2019		September 30, 2020		September 30, 2019
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

188,126	$1,921,153	38,055	$472,167	39,242	$798,786	195,449	$4,249,270
26,489	310,982	101,878	1,089,083	2,244	58,275	209,490	4,705,373
(99,225)	(1,060,102)	(337,532)	(4,407,142)	(255,442)	(5,496,226)	(2,367,137)	(51,823,595)
115,390	1,172,033	(197,599)	(2,845,892)	(213,956)	(4,639,165)	(1,962,198)	(42,868,952)

12,153	125,116	20,731	207,669	6,352	126,520	8,034	177,715
23,637	254,101	114,175	1,134,906	16	399	3,012	65,850
(298,437)	(2,857,698)	(249,806)	(2,631,113)	(17,500)	(355,218)	(29,729)	(680,560)
(262,647)	(2,478,481)	(114,900)	(1,288,538)	(11,132)	(228,299)	(18,683)	(436,995)

1,054,148	10,187,062	810,114	9,668,277	556,684	12,751,490	328,553	7,538,534
244,189	2,930,498	750,085	8,160,920	6,617	151,370	102,758	2,312,572
(673,533)	(7,321,242)	(1,917,077)	(24,260,072)	(223,585)	(4,827,025)	(874,577)	(20,250,772)
624,804	5,796,318	(356,878)	(6,430,875)	339,716	8,075,835	(443,266)	(10,399,666)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

1,434,694	14,908,352	2,076,783	25,606,948	317,668	7,027,284	904,996	21,393,137
265,143	3,174,041	934,025	10,124,830	2,383	54,914	29,736	668,672
(1,456,134)	(15,374,523)	(5,797,319)	(75,407,605)	(1,610,102)	(33,727,826)	(314,310)	(7,382,966)
243,703	2,707,870	(2,786,511)	(39,675,827)	(1,290,051)	(26,645,628)	620,422	14,678,843

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

721,250	$7,197,740	(3,455,888)	$(50,241,132)	(1,175,423)	$(23,437,257)	(1,803,725)	$(39,026,770)

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Ultra Short
	Duration Fixed Income Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2020		September 30, 2019
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	8,960,406	$82,215,390	1,561,834	$14,461,350
Reinvestment of distributions	158,190	1,456,627	178,237	1,651,342
Cost of Shares redeemed	(3,374,696)	(31,039,396)	(2,308,007)	(21,370,670)
Change from Class A Share Transactions	5,743,900	52,632,621	(567,936)	(5,257,978)
Class C
Proceeds from Shares issued	702,000	6,480,454	469,828	4,349,002
Reinvestment of distributions	4,460	41,073	7,701	71,373
Cost of Shares redeemed	(589,856)	(5,434,947)	(508,717)	(4,714,076)
Change from Class C Share Transactions	116,604	1,086,580	(31,188)	(293,701)
Class S
Proceeds from Shares issued	2,653,440	24,519,195	6,326,264	58,524,099
Reinvestment of distributions	209,016	1,924,465	326,447	3,023,746
Cost of Shares redeemed	(10,805,304)	(99,176,330)	(7,401,049)	(68,520,143)
Change from Class S Share Transactions	(7,942,848)	(72,732,670)	(748,338)	(6,972,298)
Class Y
Proceeds from Shares issued	14,667,523	135,130,770	19,911,778	184,399,781
Reinvestment of distributions	555,625	5,116,254	616,968	5,717,131
Cost of Shares redeemed	(16,470,996)	(151,437,130)	(15,973,962)	(147,823,922)
Change from Class Y Share Transactions	(1,247,848)	(11,190,106)	4,554,784	42,292,990
Class Z
Proceeds from Shares issued	2,327,500	21,447,601	8,443,969	78,135,460
Reinvestment of distributions	219,442	2,022,381	416,624	3,860,213
Cost of Shares redeemed	(7,033,838)	(64,723,235)	(12,781,112)	(118,395,872)
Change from Class Z Share Transactions	(4,486,896)	(41,253,253)	(3,920,519)	(36,400,199)
Institutional Class
Proceeds from Shares issued	21,283,017	196,198,659	27,100,680	250,714,052
Reinvestment of distributions	910,377	8,372,252	873,331	8,086,264
Cost of Shares redeemed	(16,097,325)	(147,659,585)	(18,658,124)	(172,592,314)
Change from Institutional Class Share Transactions	6,096,069	56,911,326	9,315,887	86,208,002

Change from Share Transactions	(1,721,019)	$(14,545,502)	8,602,690	$79,576,816

See accompanying Notes to Financial Statements.

Financial Highlights

Touchstone Active Bond Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
Year Ended September 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$10.68	$10.01	$10.47	$10.59	$10.20
Income (loss) from investment operations:
Net investment income	0.28	(A)	0.27	0.23	0.24	0.26
Net realized and unrealized gains (losses) on investments	0.55	0.68	(0.43)	(0.11)	0.43
Total from investment operations	0.83	0.95	(0.20)	0.13	0.69
Distributions from:
Net investment income	(0.28)	(0.28)	(0.26)	(0.25)	(0.30)
Realized capital gains	—	—	—	(B)	—	—
Total distributions	(0.28)	(0.28)	(0.26)	(0.25)	(0.30)
Net asset value at end of period	$11.23	$10.68	$10.01	$10.47	$10.59
Total return(C)	7.91%	9.68%	(1.87)%	1.26%	6.90%
Ratios and supplemental data:
Net assets at end of period (000’s)	$128,086	$127,502	$133,083	$22,117	$25,324
Ratio to average net assets:
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	0.95%	1.00%	0.97%	1.18%	1.19%
Net investment income	2.54%	2.68%	2.34%	2.33%	2.52%
Portfolio turnover rate	261%	235%	448	%(D)	496%	590%

Touchstone Active Bond Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
Year Ended September 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$9.82	$9.23	$9.68	$9.82	$9.48
Income (loss) from investment operations:
Net investment income	0.18	(A)	0.12	0.20	0.14	0.16
Net realized and unrealized gains (losses) on investments	0.51	0.68	(0.46)	(0.10)	0.41
Total from investment operations	0.69	0.80	(0.26)	0.04	0.57
Distributions from:
Net investment income	(0.21)	(0.21)	(0.19)	(0.18)	(0.23)
Realized capital gains	—	—	—	(B)	—	—
Total distributions	(0.21)	(0.21)	(0.19)	(0.18)	(0.23)
Net asset value at end of period	$10.30	$9.82	$9.23	$9.68	$9.82
Total return(C)	7.11%	8.83%	(2.64)%	0.52%	6.03%
Ratios and supplemental data:
Net assets at end of period (000’s)	$5,618	$11,743	$23,807	$4,642	$6,513
Ratio to average net assets:
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%
Gross expenses	1.93%	1.85%	1.79%	2.18%	2.09%
Net investment income	1.79%	1.93%	1.59%	1.58%	1.77%
Portfolio turnover rate	261%	235%	448	%(D)	496%	590%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Portfolio turnover excludes the purchases and sales of securities by the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Active Bond Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$10.67	$10.00	$10.46	$10.59	$10.20
Income (loss) from investment operations:
Net investment income	0.30	(A)	0.31	0.26	0.27	0.29
Net realized and unrealized gains (losses) on investments	0.56	0.67	(0.43)	(0.12)	0.43
Total from investment operations	0.86	0.98	(0.17)	0.15	0.72
Distributions from:
Net investment income	(0.31)	(0.31)	(0.29)	(0.28)	(0.33)
Realized capital gains	—	—	—	(B)	—	—
Total distributions	(0.31)	(0.31)	(0.29)	(0.28)	(0.33)
Net asset value at end of period	$11.22	$10.67	$10.00	$10.46	$10.59
Total return	8.18%	9.96%	(1.62)%	1.43%	7.18%
Ratios and supplemental data:
Net assets at end of period (000’s)	$90,235	$90,336	$165,937	$79,648	$76,544
Ratio to average net assets:
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.73%	0.73%	0.70%	0.86%	0.90%
Net investment income	2.79%	2.93%	2.59%	2.58%	2.77%
Portfolio turnover rate	261%	235%	448	%(C)	496%	590%

Touchstone Active Bond Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$10.67	$10.00	$10.46	$10.58	$10.19
Income (loss) from investment operations:
Net investment income	0.31	(A)	0.30	0.27	0.25	0.33
Net realized and unrealized gains (losses) on investments	0.56	0.69	(0.43)	(0.09)	0.40
Total from investment operations	0.87	0.99	(0.16)	0.16	0.73
Distributions from:
Net investment income	(0.32)	(0.32)	(0.30)	(0.28)	(0.34)
Realized capital gains	—	—	—	(B)	—	—
Total distributions	(0.32)	(0.32)	(0.30)	(0.28)	(0.34)
Net asset value at end of period	$11.22	$10.67	$10.00	$10.46	$10.58
Total return	8.23%	10.06%	(1.54)%	1.61%	7.27%
Ratios and supplemental data:
Net assets at end of period (000’s)	$134,659	$96,477	$38,715	$20,800	$6,841
Ratio to average net assets:
Net expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Gross expenses	0.63%	0.66%	0.66%	0.87%	1.00%
Net investment income	2.87%	3.01%	2.67%	2.66%	2.85%
Portfolio turnover rate	261%	235%	448	%(C)	496%	590%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.
(C)	Portfolio turnover excludes the purchases and sales of securities by the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Anti-Benchmark® International Core Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	September 30,	September 30,
	2020	2019(A)
Net asset value at beginning of period	$10.20	$10.00
Income (loss) from investment operations:
Net investment income	0.08	0.24
Net realized and unrealized gains (losses) on investments	0.81	(0.03)
Total from investment operations	0.89	0.21
Distributions from:
Net investment income	(0.23)	(0.01)
Net asset value at end of period	$10.86	$10.20
Total return	8.74%	2.13	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$243	$3
Ratio to average net assets:
Net expenses	0.69%	0.69	%(C)
Gross expenses	9.11%	373.97	%(C)
Net investment income	1.43%	2.74	%(C)
Portfolio turnover rate	79%	117	%(B)(D)

Touchstone Anti-Benchmark® International Core Equity Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	September 30,	September 30,
	2020	2019(A)
Net asset value at beginning of period	$10.20	$10.00
Income (loss) from investment operations:
Net investment income	0.17	0.21
Net realized and unrealized gains (losses) on investments	0.75	—
Total from investment operations	0.92	0.21
Distributions from:
Net investment income	(0.24)	(0.01)
Net asset value at end of period	$10.88	$10.20
Total return	9.00%	2.14	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$36,876	$36,710
Ratio to average net assets:
Net expenses	0.59%	0.59	%(C)
Gross expenses	0.96%	1.13	%(C)
Net investment income	1.53%	2.84	%(C)
Portfolio turnover rate	79%	117	%(B)(D)

(A)	Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Anti-Benchmark® US Core Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	September 30,	September 30,
	2020	2019(A)
Net asset value at beginning of period	$10.59	$10.00
Income (loss) from investment operations:
Net investment income	0.26	0.09
Net realized and unrealized gains (losses) on investments	1.28	0.56
Total from investment operations	1.54	0.65
Distributions from:
Net investment income	(0.34)	(0.06)
Realized capital gains	(0.15)	—
Return of capital	(0.01)	—
Total distributions	(0.50)	(0.06)
Net asset value at end of period	$11.63	$10.59
Total return	14.63%	6.57	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$159	$52
Ratio to average net assets:
Net expenses	0.54%	0.54	%(C)
Gross expenses	9.63%	110.89	%(C)
Net investment income	1.91%	2.10	%(C)
Portfolio turnover rate	73%	137	%(B)(D)

Touchstone Anti-Benchmark® US Core Equity Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	September 30,	September 30,
	2020	2019(A)
Net asset value at beginning of period	$10.59	$10.00
Income (loss) from investment operations:
Net investment income	0.22	0.19
Net realized and unrealized gains (losses) on investments	1.34	0.46
Total from investment operations	1.56	0.65
Distributions from:
Net investment income	(0.36)	(0.06)
Realized capital gains	(0.15)	—
Return of capital	(0.01)	—
Total distributions	(0.52)	(0.06)
Net asset value at end of period	$11.63	$10.59
Total return	14.77%	6.59	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$30,585	$26,648
Ratio to average net assets:
Net expenses	0.44%	0.44	%(C)
Gross expenses	0.77%	0.85	%(C)
Net investment income	2.01%	2.21	%(C)
Portfolio turnover rate	73%	137	%(B)(D)

(A)	Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Credit Opportunities II Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

		Three Months
	Year Ended	Ended					Period Ended
	September 30,	September 30,		Year Ended June 30,			June 30,
	2020	2019(A)		2019	2018	2017	2016(B)
Net asset value at beginning of period	$10.03	$9.95		$9.96	$10.41	$10.05	$10.00
Income (loss) from investment operations:
Net investment income	0.57	0.20		0.52	0.49	0.45	0.22
Net realized and unrealized gains (losses) on investments	(0.61)	0.04		0.12	(0.13)	0.45	0.07
Total from investment operations	(0.04)	0.24		0.64	0.36	0.90	0.29
Distributions from:
Net investment income	(0.54)	(0.12)		(0.54)	(0.53)	(0.47)	(0.23)
Realized capital gains	—	(0.04)		(0.11)	(0.28)	(0.07)	(0.01)
Total distributions	(0.54)	(0.16)		(0.65)	(0.81)	(0.54)	(0.24)
Net asset value at end of period	$9.45	$10.03		$9.95	$9.96	$10.41	$10.05
Total return(C)	(0.29)%	1.40%	(D)	6.69%	3.50%	9.08%	2.95	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$5,597	$7,239		$226	$153	$45	$43
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(E)	1.18%	1.18%	(F)	1.55%	1.76%	1.87%	1.73	%(F)
Gross expenses (including dividend and interest expense on securities sold short)(G)	1.61%	2.55%	(F)	7.56%	10.00%	16.01%	38.32	%(F)
Net investment income	5.90%	5.43%	(F)	5.46%	5.00%	4.44%	3.53	%(F)
Portfolio turnover rate	115%	28%	(D)(H)	94%	70%	84%	91	%(D)

(A)	The Fund changed its fiscal year end from June 30 to September 30.
(B)	Represents the period from commencement of operations (September 1, 2015) through June 30, 2016.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 1.08%, 1.08%, 1.45%, 1.69%, 1.69%and 1.69% for the year ended September 30, 2020, for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 1.51%, 2.45%, 7.46%, 9.93%, 15.83% and 38.28% for the year ended September 30, 2020, for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(H)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Credit Opportunities Fund acquired on September 6, 2019. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Credit Opportunities II Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

		Three Months
	Year Ended	Ended					Period Ended
	September 30,	September 30,		Year Ended June 30,			June 30,
	2020	2019(A)		2019	2018	2017	2016(B)
Net asset value at beginning of period	$9.75	$9.98		$10.00	$10.44	$10.08	$10.00
Income (loss) from investment operations:
Net investment income	0.52	0.19		0.43	0.44	0.34	0.17
Net realized and unrealized gains (losses) on investments	(0.62)	(0.27)		0.14	(0.15)	0.48	0.08
Total from investment operations	(0.10)	(0.08)		0.57	0.29	0.82	0.25
Distributions from:
Net investment income	(0.47)	(0.11)		(0.48)	(0.45)	(0.39)	(0.16)
Realized capital gains	—	(0.04)		(0.11)	(0.28)	(0.07)	(0.01)
Total distributions	(0.47)	(0.15)		(0.59)	(0.73)	(0.46)	(0.17)
Net asset value at end of period	$9.18	$9.75		$9.98	$10.00	$10.44	$10.08
Total return(C)	(0.98)%	1.15	%(D)	5.97%	2.69%	8.31%	2.59	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,246	$4,538		$127	$22	$22	$6
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(E)	1.93%	1.93	%(F)	2.26%	2.51%	2.62%	2.48	%(F)
Gross expenses (including dividend and interest expense on securities sold short)(G)	2.61%	3.62	%(F)	11.81%	34.60%	73.30%	276.34	%(F)
Net investment income	5.15%	4.68	%(F)	4.75%	4.25%	3.69%	2.79	%(F)
Portfolio turnover rate	115%	28	%(D)(H)	94%	70%	84%	91	%(D)

(A)	The Fund changed its fiscal year end from June 30 to September 30.
(B)	Represents the period from commencement of operations (September 1, 2015) through June 30, 2016.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 1.83%, 1.83%, 2.16%, 2.44%, 2.44% and 2.44% for the year ended September 30, 2020, for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 2.51%, 3.52%, 11.71%, 34.53%, 73.12% and 276.30% for the year ended September 30, 2020, for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(H)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Credit Opportunities Fund acquired on September 6, 2019. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Credit Opportunities II Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

		Three Months
	Year Ended	Ended					Period Ended
	September 30,	September 30,		Year Ended June 30,			June 30,
	2020	2019(A)		2019	2018	2017	2016(B)
Net asset value at beginning of period	$10.16	$9.95		$9.96	$10.41	$10.04	$10.00
Income (loss) from investment operations:
Net investment income	0.59	0.17		0.60	0.50	0.39	0.31
Net realized and unrealized gains (losses) on investments	(0.62)	0.21		0.06	(0.12)	0.54	(0.02)
Total from investment operations	(0.03)	0.38		0.66	0.38	0.93	0.29
Distributions from:
Net investment income	(0.56)	(0.13)		(0.56)	(0.55)	(0.49)	(0.24)
Realized capital gains	—	(0.04)		(0.11)	(0.28)	(0.07)	(0.01)
Total distributions	(0.56)	(0.17)		(0.67)	(0.83)	(0.56)	(0.25)
Net asset value at end of period	$9.57	$10.16		$9.95	$9.96	$10.41	$10.04
Total return	(0.13)%	1.54	%(C)	7.05%	3.73%	9.39%	3.04	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$36,558	$47,483		$11,356	$444	$315	$3
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(D)	0.93%	0.93	%(E)	1.09%	1.51%	1.62%	1.48	%(E)
Gross expenses (including dividend and interest expense on securities sold short)(F)	1.20%	1.60	%(E)	1.71%	4.29%	8.25%	355.77	%(E)
Net investment income	6.15%	5.68	%(E)	5.93%	5.25%	4.69%	3.79	%(E)
Portfolio turnover rate	115%	28	%(C)(G)	94%	70%	84%	91	%(C)

(A)	The Fund changed its fiscal year end from June 30 to September 30.
(B)	Represents the period from commencement of operations (September 1, 2015) through June 30, 2016.
(C)	Not annualized.
(D)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 0.83%, 0.83%, 0.99%, 1.44%, 1.44% and 1.44% for the year ended September 30, 2020, for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(E)	Annualized.
(F)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 1.10%, 1.50%, 1.61%, 4.22%, 8.07% and 355.73% for the year ended September 30, 2020, for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(G)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Credit Opportunities Fund acquired on September 6, 2019. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Credit Opportunities II Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

		Three Months
	Year Ended	Ended					Period Ended
	September 30,	September 30,		Year Ended June 30,			June 30,
	2020	2019(A)		2019	2018	2017	2016(B)
Net asset value at beginning of period	$10.22	$9.95		$9.96	$10.41	$10.05	$10.00
Income (loss) from investment operations:
Net investment income	0.61	0.15		0.58	0.55	0.50	0.28
Net realized and unrealized gains (losses) on investments	(0.63)	0.29		0.09	(0.16)	0.43	0.03
Total from investment operations	(0.02)	0.44		0.67	0.39	0.93	0.31
Distributions from:
Net investment income	(0.57)	(0.13)		(0.57)	(0.56)	(0.50)	(0.25)
Realized capital gains	—	(0.04)		(0.11)	(0.28)	(0.07)	(0.01)
Total distributions	(0.57)	(0.17)		(0.68)	(0.84)	(0.57)	(0.26)
Net asset value at end of period	$9.63	$10.22		$9.95	$9.96	$10.41	$10.05
Total return	(0.02)%	1.57	%(C)	7.04%	3.85%	9.47%	3.22	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$42,982	$48,158		$47,531	$51,715	$53,150	$54,411
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(D)	0.83%	0.83	%(E)	1.24%	1.41%	1.52%	1.38	%(E)
Gross expenses (including dividend and interest expense on securities sold short)(F)	1.06%	1.36	%(E)	1.50%	1.59%	1.69%	1.65	%(E)
Net investment income	6.25%	5.78	%(E)	5.78%	5.35%	4.79%	3.88	%(E)
Portfolio turnover rate	115%	28	% (C)(G)	94%	70%	84%	91	%(C)

(A)	The Fund changed its fiscal year end from June 30 to September 30.
(B)	Represents the period from commencement of operations (September 1, 2015) through June 30, 2016.
(C)	Not annualized.
(D)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 0.73%, 0.73%, 1.14%, 1.34%, 1.34% and 1.34% for the year ended September 30, 2020, for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(E)	Annualized.
(F)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 0.96%, 1.26%, 1.40%, 1.52%, 1.51%and 1.61% for the year ended September 30, 2020, for the period ended September 30, 2019, years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(G)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Credit Opportunities Fund acquired on September 6, 2019. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone High Yield Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$8.27	$8.12	$8.43	$8.21	$7.95
Income (loss) from investment operations:
Net investment income	0.39	0.40	0.41	0.39	0.41
Net realized and unrealized gains (losses) on investments	(0.41)	0.16	(0.31)	0.21	0.26
Total from investment operations	(0.02)	0.56	0.10	0.60	0.67
Distributions from:
Net investment income	(0.39)	(0.41)	(0.41)	(0.38)	(0.41)
Net asset value at end of period	$7.86	$8.27	$8.12	$8.43	$8.21
Total return(A)	(0.13)%	7.08%	1.24%	7.45%	8.78%
Ratios and supplemental data:
Net assets at end of period (000’s)	$14,578	$14,642	$12,457	$16,925	$20,995
Ratio to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.25%	1.28%	1.29%	1.24%	1.23%
Net investment income	4.84%	4.95%	4.76%	4.63%	5.19%
Portfolio turnover rate	89%	63%	59%	69%	56%

Touchstone High Yield Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$8.25	$8.10	$8.41	$8.19	$7.93
Income (loss) from investment operations:
Net investment income	0.29	0.34	0.34	0.33	0.35
Net realized and unrealized gains (losses) on investments	(0.37)	0.16	(0.30)	0.21	0.26
Total from investment operations	(0.08)	0.50	0.04	0.54	0.61
Distributions from:
Net investment income	(0.33)	(0.35)	(0.35)	(0.32)	(0.35)
Net asset value at end of period	$7.84	$8.25	$8.10	$8.41	$8.19
Total return(A)	(0.89)%	6.31%	0.50%	6.68%	7.99%
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,250	$4,582	$9,444	$13,025	$16,372
Ratio to average net assets:
Net expenses	1.80%	1.80%	1.80%	1.80%	1.80%
Gross expenses	2.35%	2.10%	2.00%	1.97%	1.94%
Net investment income	4.09%	4.20%	4.01%	3.88%	4.44%
Portfolio turnover rate	89%	63%	59%	69%	56%

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone High Yield Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$8.52	$8.35	$8.67	$8.44	$8.16
Income (loss) from investment operations:
Net investment income	0.44	0.47	0.44	0.43	0.46
Net realized and unrealized gains (losses) on investments	(0.45)	0.14	(0.32)	0.21	0.25
Total from investment operations	(0.01)	0.61	0.12	0.64	0.71
Distributions from:
Net investment income	(0.42)	(0.44)	(0.44)	(0.41)	(0.43)
Net asset value at end of period	$8.09	$8.52	$8.35	$8.67	$8.44
Total return	0.02%	7.52%	1.44%	7.74%	9.11%
Ratios and supplemental data:
Net assets at end of period (000’s)	$33,694	$44,030	$63,983	$75,435	$85,739
Ratio to average net assets:
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses	0.89%	0.91%	0.88%	0.90%	0.91%
Net investment income	5.09%	5.20%	5.01%	4.88%	5.44%
Portfolio turnover rate	89%	63%	59%	69%	56%

Touchstone High Yield Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$8.51	$8.35	$8.66	$8.43	$8.16
Income (loss) from investment operations:
Net investment income	0.43	0.44	0.44	0.42	0.44
Net realized and unrealized gains (losses) on investments	(0.42)	0.16	(0.30)	0.22	0.27
Total from investment operations	0.01	0.60	0.14	0.64	0.71
Distributions from:
Net investment income	(0.43)	(0.44)	(0.45)	(0.41)	(0.44)
Net asset value at end of period	$8.09	$8.51	$8.35	$8.66	$8.43
Total return	0.21%	7.47%	1.63%	7.70%	9.19%
Ratios and supplemental data:
Net assets at end of period (000’s)	$135,974	$135,328	$111,705	$112,503	$93,267
Ratio to average net assets:
Net expenses	0.72%	0.72%	0.72%	0.72%	0.72%
Gross expenses	0.75%	0.77%	0.76%	0.75%	0.77%
Net investment income	5.17%	5.28%	5.09%	4.96%	5.52%
Portfolio turnover rate	89%	63%	59%	69%	56%

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Impact Bond Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$10.44	$9.77	$10.13	$10.38	$10.19
Income (loss) from investment operations:
Net investment income	0.19	0.23	0.22	0.18	0.24
Net realized and unrealized gains (losses) on investments	0.37	0.69	(0.33)	(0.17)	0.22
Total from investment operations	0.56	0.92	(0.11)	0.01	0.46
Distributions from:
Net investment income	(0.20)	(0.25)	(0.25)	(0.26)	(0.27)
Net asset value at end of period	$10.80	$10.44	$9.77	$10.13	$10.38
Total return(A)	5.46%	9.59%	(1.07)%	0.15%	4.57%
Ratios and supplemental data:
Net assets at end of period (000’s)	$16,509	$10,083	$5,697	$5,137	$8,639
Ratio to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.87%
Gross expenses	1.03%	1.19%	1.30%	1.22%	1.25%
Net investment income	1.83%	2.28%	2.25%	1.98%	2.26%
Portfolio turnover rate	21%	22%	40%	18%	12%

Touchstone Impact Bond Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$10.43	$9.75	$10.12	$10.36	$10.18
Income (loss) from investment operations:
Net investment income	0.12	0.16	0.16	0.11	0.15
Net realized and unrealized gains (losses) on investments	0.37	0.70	(0.35)	(0.17)	0.22
Total from investment operations	0.49	0.86	(0.19)	(0.06)	0.37
Distributions from:
Net investment income	(0.13)	(0.18)	(0.18)	(0.18)	(0.19)
Net asset value at end of period	$10.79	$10.43	$9.75	$10.12	$10.36
Total return(A)	4.69%	8.89%	(1.94)%	(0.51)%	3.70%
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,737	$1,475	$1,087	$1,876	$2,813
Ratio to average net assets:
Net expenses	1.60%	1.60%	1.60%	1.60%	1.62%
Gross expenses	2.55%	2.94%	2.78%	2.30%	2.19%
Net investment income	1.08%	1.53%	1.50%	1.23%	1.51%
Portfolio turnover rate	21%	22%	40%	18%	12%

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Impact Bond Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$10.45	$9.78	$10.15	$10.39	$10.20
Income (loss) from investment operations:
Net investment income	0.22	0.26	0.24	0.24	0.26
Net realized and unrealized gains (losses) on investments	0.38	0.69	(0.33)	(0.19)	0.23
Total from investment operations	0.60	0.95	(0.09)	0.05	0.49
Distributions from:
Net investment income	(0.23)	(0.28)	(0.28)	(0.29)	(0.30)
Net asset value at end of period	$10.82	$10.45	$9.78	$10.15	$10.39
Total return	5.81%	9.84%	(0.92)%	0.50%	4.82%
Ratios and supplemental data:
Net assets at end of period (000’s)	$145,821	$95,218	$54,895	$37,233	$49,484
Ratio to average net assets:
Net expenses	0.60%	0.60%	0.60%	0.60%	0.62%
Gross expenses	0.64%	0.68%	0.67%	0.73%	0.71%
Net investment income	2.08%	2.53%	2.50%	2.23%	2.51%
Portfolio turnover rate	21%	22%	40%	18%	12%

Touchstone Impact Bond Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$10.45	$9.78	$10.14	$10.39	$10.20
Income (loss) from investment operations:
Net investment income	0.23	0.27	0.26	0.25	0.28
Net realized and unrealized gains (losses) on investments	0.38	0.69	(0.33)	(0.20)	0.22
Total from investment operations	0.61	0.96	(0.07)	0.05	0.50
Distributions from:
Net investment income	(0.24)	(0.29)	(0.29)	(0.30)	(0.31)
Net asset value at end of period	$10.82	$10.45	$9.78	$10.14	$10.39
Total return	5.92%	9.95%	(0.72)%	0.51%	4.94%
Ratios and supplemental data:
Net assets at end of period (000’s)	$227,734	$207,462	$191,224	$222,013	$166,008
Ratio to average net assets:
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Gross expenses	0.59%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.18%	2.63%	2.60%	2.33%	2.63%
Portfolio turnover rate	21%	22%	40%	18%	12%

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International ESG Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$8.50	$9.58	$9.40	$8.77	$8.27
Income (loss) from investment operations:
Net investment income	0.03	0.15	0.24	0.25	0.22
Net realized and unrealized gains (losses) on investments	0.62	(0.29)	0.35	0.62	1.04
Total from investment operations	0.65	(0.14)	0.59	0.87	1.26
Distributions from:
Net investment income	(0.02)	(0.17)	(0.23)	(0.24)	(0.21)
Realized capital gains	(1.69)	(0.77)	(0.18)	—	(0.55)
Total distributions	(1.71)	(0.94)	(0.41)	(0.24)	(0.76)
Net asset value at end of period	$7.44	$8.50	$9.58	$9.40	$8.77
Total return(A)	7.93%	(0.81)%	6.41%	10.10%	16.80%
Ratios and supplemental data:
Net assets at end of period (000’s)	$11,719	$10,333	$11,984	$22,725	$26,907
Ratio to average net assets:
Net expenses	1.17%	1.20%	1.20%	1.20%	1.20%
Gross expenses	1.81%	1.52%	1.41%	1.36%	1.34%
Net investment income	0.68%	1.71%	2.16%	2.69%	2.57%
Portfolio turnover rate	80%	123%	68%	39%	38%

Touchstone International ESG Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020		2019	2018	2017	2016
Net asset value at beginning of period	$8.48		$9.57	$9.39	$8.75	$8.26
Income (loss) from investment operations:
Net investment income (loss)	(0.03)		0.09	0.14	0.17	0.15
Net realized and unrealized gains (losses) on investments	0.64		(0.30)	0.38	0.64	1.04
Total from investment operations	0.61		(0.21)	0.52	0.81	1.19
Distributions from:
Net investment income	(—	)(B)	(0.11)	(0.16)	(0.17)	(0.15)
Realized capital gains	(1.69)		(0.77)	(0.18)	—	(0.55)
Total distributions	(1.69)		(0.88)	(0.34)	(0.17)	(0.70)
Net asset value at end of period	$7.40		$8.48	$9.57	$9.39	$8.75
Total return(A)	7.35%		(1.61)%	5.62%	9.42%	15.81%
Ratios and supplemental data:
Net assets at end of period (000’s)	$4,066		$10,691	$19,455	$22,324	$25,781
Ratio to average net assets:
Net expenses	1.95%		1.95%	1.95%	1.95%	1.95%
Gross expenses	2.56%		2.16%	2.07%	2.05%	2.05%
Net investment income (loss)	(0.10)%		1.05%	1.41%	1.94%	1.82%
Portfolio turnover rate	80%		123%	68%	39%	38%

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International ESG Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$8.47	$9.55	$9.38	$8.75	$8.25
Income (loss) from investment operations:
Net investment income	0.07	0.18	0.23	0.26	0.23
Net realized and unrealized gains (losses) on investments	0.61	(0.30)	0.37	0.63	1.05
Total from investment operations	0.68	(0.12)	0.60	0.89	1.28
Distributions from:
Net investment income	(0.03)	(0.19)	(0.25)	(0.26)	(0.23)
Realized capital gains	(1.69)	(0.77)	(0.18)	—	(0.55)
Total distributions	(1.72)	(0.96)	(0.43)	(0.26)	(0.78)
Net asset value at end of period	$7.43	$8.47	$9.55	$9.38	$8.75
Total return	8.32%	(0.57)%	6.59%	10.41%	17.13%
Ratios and supplemental data:
Net assets at end of period (000’s)	$11,550	$16,554	$56,185	$75,763	$99,953
Ratio to average net assets:
Net expenses	0.90%	0.95%	0.95%	0.95%	0.95%
Gross expenses	1.49%	1.09%	0.99%	1.00%	1.03%
Net investment income	0.95%	2.17%	2.41%	2.94%	2.82%
Portfolio turnover rate	80%	123%	68%	39%	38%

Touchstone International ESG Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	September 30,	September 30,
	2020	2019(A)
Net asset value at beginning of period	$8.48	$8.05	(B)
Income (loss) from investment operations:
Net investment income (loss)	0.07	(0.01)
Net realized and unrealized gains on investments	0.60	0.45
Total from investment operations	0.67	0.44
Distributions from:
Net investment income	(0.03)	(0.01)
Realized capital gains	(1.69)	—
Total distributions	(1.72)	(0.01)
Net asset value at end of period	$7.43	$8.48
Total return	8.30%	5.46	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$3	$3
Ratio to average net assets:
Net expenses	0.89%	0.89	%(D)
Gross expenses	314.41%	2,643.52	%(D)
Net investment income (loss)	0.96%	(0.97	)%(D)
Portfolio turnover rate	80%	123	%(C)

(A)	Represents the period from commencement of operations (November 16, 2018) through September 30, 2019.
(B)	Net asset value at the beginning of period is based on the net asset value of Class Y shares on August 23, 2019.
(C)	Not annualized.
(D)	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$38.87	$34.99	$30.50	$25.91	$23.22
Income (loss) from investment operations:
Net investment income (loss)	0.03	(A)	0.05	0.01	(A)	(0.02	)(A)	0.12
Net realized and unrealized gains (losses) on investments	1.27	5.00	4.79	4.69	2.57
Total from investment operations	1.30	5.05	4.80	4.67	2.69
Distributions from:
Net investment income	(0.24)	(0.02)	—	(0.08)	—
Realized capital gains	(0.89)	(1.15)	(0.31)	—	—
Total distributions	(1.13)	(1.17)	(0.31)	(0.08)	—
Net asset value at end of period	$39.04	$38.87	$34.99	$30.50	$25.91
Total return(B)	3.32%	15.34%	15.83%	18.08%	11.58%
Ratios and supplemental data:
Net assets at end of period (000’s)	$103,964	$61,772	$36,824	$34,761	$53,044
Ratio to average net assets:
Net expenses	1.21%	1.23%	1.24%	1.24%	1.24%
Gross expenses	1.29%	1.36%	1.35%	1.36%	1.35%
Net investment income (loss)	0.08%	0.19%	0.04%	(0.09)%	0.43%
Portfolio turnover rate	18%	25%	46%	19%	19%

Touchstone Mid Cap Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020		2019	2018		2017		2016
Net asset value at beginning of period	$36.34		$33.01	$29.02		$24.76		$22.35
Income (loss) from investment operations:
Net investment loss	(0.23	)(A)	(0.17)	(0.22	)(A)	(0.22	)(A)	(0.12)
Net realized and unrealized gains (losses) on investments	1.16		4.65	4.52		4.48		2.53
Total from investment operations	0.93		4.48	4.30		4.26		2.41
Distributions from:
Realized capital gains	(0.89)		(1.15)	(0.31)		—		—
Net asset value at end of period	$36.38		$36.34	$33.01		$29.02		$24.76
Total return(B)	2.54%		14.48%	14.91%		17.21%		10.78%
Ratios and supplemental data:
Net assets at end of period (000’s)	$78,959		$66,855	$56,274		$57,224		$59,431
Ratio to average net assets:
Net expenses	1.96%		1.98%	1.99%		1.99%		1.99%
Gross expenses	2.00%		2.07%	2.08%		2.11%		2.13%
Net investment loss	(0.67)%		(0.56)%	(0.71)%		(0.84)%		(0.32)%
Portfolio turnover rate	18%		25%	46%		19%		19%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$39.33	$35.33	$30.77	$26.14	$23.38
Income (loss) from investment operations:
Net investment income	0.12	(A)	0.14	0.10	(A)	0.05	(A)	0.18
Net realized and unrealized gains on investments	1.28	5.05	4.82	4.74	2.59
Total from investment operations	1.40	5.19	4.92	4.79	2.77
Distributions from:
Net investment income	(0.29)	(0.04)	(0.05)	(0.16)	(0.01)
Realized capital gains	(0.89)	(1.15)	(0.31)	—	—
Total distributions	(1.18)	(1.19)	(0.36)	(0.16)	(0.01)
Net asset value at end of period	$39.55	$39.33	$35.33	$30.77	$26.14
Total return	3.57%	15.62%	16.09%	18.40%	11.87%
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,443,232	$1,194,001	$712,578	$551,794	$476,831
Ratio to average net assets:
Net expenses	0.96%	0.98%	0.99%	0.99%	0.99%
Gross expenses	1.00%	1.07%	1.05%	1.08%	1.07%
Net investment income	0.33%	0.44%	0.29%	0.16%	0.68%
Portfolio turnover rate	18%	25%	46%	19%	19%

Touchstone Mid Cap Fund—Class Z

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$38.62	$34.78	$30.32	$25.75	$23.08
Income (loss) from investment operations:
Net investment income (loss)	0.03	(A)	0.05	0.01	(A)	(0.02	)(A)	0.12
Net realized and unrealized gains on investments	1.25	4.96	4.76	4.67	2.55
Total from investment operations	1.28	5.01	4.77	4.65	2.67
Distributions from:
Net investment income	(0.26)	(0.02)	—	(0.08)	(—	)(B)
Realized capital gains	(0.89)	(1.15)	(0.31)	—	—
Total distributions	(1.15)	(1.17)	(0.31)	(0.08)	(—	)(B)
Net asset value at end of period	$38.75	$38.62	$34.78	$30.32	$25.75
Total return	3.30%	15.32%	15.83%	18.08%	11.58%
Ratios and supplemental data:
Net assets at end of period (000’s)	$77,184	$61,657	$20,464	$19,312	$18,934
Ratio to average net assets:
Net expenses	1.21%	1.22%	1.24%	1.24%	1.24%
Gross expenses	1.30%	1.37%	1.40%	1.44%	1.46%
Net investment income (loss)	0.08%	0.19%	0.04%	(0.09)%	0.43%
Portfolio turnover rate	18%	25%	46%	19%	19%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$39.41	$35.38	$30.81	$26.18	$23.40
Income (loss) from investment operations:
Net investment income	0.15	(A)	0.15	0.12	(A)	0.07	(A)	0.19
Net realized and unrealized gains on investments	1.29	5.08	4.83	4.74	2.61
Total from investment operations	1.44	5.23	4.95	4.81	2.80
Distributions from:
Net investment income	(0.32)	(0.05)	(0.07)	(0.18)	(0.02)
Realized capital gains	(0.89)	(1.15)	(0.31)	—	—
Total distributions	(1.21)	(1.20)	(0.38)	(0.18)	(0.02)
Net asset value at end of period	$39.64	$39.41	$35.38	$30.81	$26.18
Total return	3.64%	15.71%	16.18%	18.50%	11.92%
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,142,677	$245,418	$129,284	$113,867	$77,775
Ratio to average net assets:
Net expenses	0.89	%(B)	0.91%	0.92%	0.92%	0.92%
Gross expenses	0.89%	0.97%	0.97%	0.98%	0.99%
Net investment income	0.40%	0.51%	0.36%	0.23%	0.75%
Portfolio turnover rate	18%	25%	46%	19%	19%

(A) The net investment income per share was based on average shares outstanding for the period.

(B) Net expenses include amounts recouped by the Advisor.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Mid Cap Value Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$17.91	$18.71	$19.36	$17.49	$15.70
Income (loss) from investment operations:
Net investment income	0.09	0.12	0.07	0.04	0.09	(A)
Net realized and unrealized gains (losses) on investments	(1.20)	(0.06)	0.48	2.47	2.76
Total from investment operations	(1.11)	0.06	0.55	2.51	2.85
Distributions from:
Net investment income	(0.09)	(0.10)	(0.06)	(0.03)	(0.10)
Realized capital gains	—	(0.76)	(1.14)	(0.61)	(0.96)
Total distributions	(0.09)	(0.86)	(1.20)	(0.64)	(1.06)
Net asset value at end of period	$16.71	$17.91	$18.71	$19.36	$17.49
Total return(B)	(6.20)%	0.81%	2.80%	14.62%	19.20%
Ratios and supplemental data:
Net assets at end of period (000’s)	$9,864	$10,866	$17,217	$21,001	$21,867
Ratio to average net assets:
Net expenses	1.22%	1.22%	1.25%	1.27%	1.27%
Gross expenses	1.59%	1.53%	1.48%	1.47%	1.59%
Net investment income	0.50%	0.59%	0.32%	0.19%	0.56%
Portfolio turnover rate	37%	34%	31%	43%	45%

Touchstone Mid Cap Value Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$17.37	$18.20	$18.94	$17.23	$15.49
Income (loss) from investment operations:
Net investment loss	(0.24)	(0.12)	(0.13)	(0.06)	(0.03	)(A)
Net realized and unrealized gains (losses) on investments	(0.96)	0.05	0.53	2.38	2.73
Total from investment operations	(1.20)	(0.07)	0.40	2.32	2.70
Distributions from:
Realized capital gains	—	(0.76)	(1.14)	(0.61)	(0.96)
Total distributions	—	(0.76)	(1.14)	(0.61)	(0.96)
Net asset value at end of period	$16.17	$17.37	$18.20	$18.94	$17.23
Total return(B)	(6.91)%	0.06%	2.04%	13.78%	18.32%
Ratios and supplemental data:
Net assets at end of period (000’s)	$3,296	$5,378	$7,755	$10,758	$4,088
Ratio to average net assets:
Net expenses	1.97%	1.97%	2.01%	2.02%	2.02%
Gross expenses	2.57%	2.40%	2.31%	2.33%	2.75%
Net investment loss	(0.25)%	(0.17)%	(0.43)%	(0.56)%	(0.19)%
Portfolio turnover rate	37%	34%	31%	43%	45%

(A) The net investment income per share was based on average shares outstanding for the period.

(B) Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Mid Cap Value Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$17.99	$18.79	$19.45	$17.57	$15.76
Income (loss) from investment operations:
Net investment income	0.12	0.14	0.11	0.08	0.13	(A)
Net realized and unrealized gains (losses) on investments	(1.20)	(0.04)	0.48	2.49	2.78
Total from investment operations	(1.08)	0.10	0.59	2.57	2.91
Distributions from:
Net investment income	(0.13)	(0.14)	(0.11)	(0.08)	(0.14)
Realized capital gains	—	(0.76)	(1.14)	(0.61)	(0.96)
Total distributions	(0.13)	(0.90)	(1.25)	(0.69)	(1.10)
Net asset value at end of period	$16.78	$17.99	$18.79	$19.45	$17.57
Total return	(5.97)%	1.08%	3.00%	14.91%	19.51%
Ratios and supplemental data:
Net assets at end of period (000’s)	$299,596	$286,407	$337,247	$322,979	$292,978
Ratio to average net assets:
Net expenses	0.97%	0.97%	1.00%	1.02%	1.03%
Gross expenses	1.22%	1.19%	1.05%	1.10%	1.13%
Net investment income	0.75%	0.84%	0.57%	0.43%	0.81%
Portfolio turnover rate	37%	34%	31%	43%	45%

Touchstone Mid Cap Value Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$18.09	$18.89	$19.54	$17.64	$15.82
Income (loss) from investment operations:
Net investment income	0.15	0.17	0.12	0.09	0.16	(A)
Net realized and unrealized gains (losses) on investments	(1.22)	(0.04)	0.50	2.52	2.78
Total from investment operations	(1.07)	0.13	0.62	2.61	2.94
Distributions from:
Net investment income	(0.15)	(0.17)	(0.13)	(0.10)	(0.16)
Realized capital gains	—	(0.76)	(1.14)	(0.61)	(0.96)
Total distributions	(0.15)	(0.93)	(1.27)	(0.71)	(1.12)
Net asset value at end of period	$16.87	$18.09	$18.89	$19.54	$17.64
Total return	(5.86)%	1.20%	3.17%	15.04%	19.71%
Ratios and supplemental data:
Net assets at end of period (000’s)	$370,247	$453,198	$431,412	$334,083	$185,989
Ratio to average net assets:
Net expenses	0.84%	0.84%	0.87%	0.89%	0.89%
Gross expenses	0.98%	0.97%	0.99%	1.01%	1.03%
Net investment income	0.88%	0.97%	0.70%	0.57%	0.94%
Portfolio turnover rate	37%	34%	31%	43%	45%

(A) The net investment income per share was based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Sands Capital Select Growth Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020		2019		2018		2017	2016
Net asset value at beginning of period	$13.12		$17.73		$16.58		$16.14	$16.48
Income (loss) from investment operations:
Net investment loss	(0.11	)(A)	(0.06)		(0.21)		(0.34)	(0.28)
Net realized and unrealized gains (losses) on investments	6.58		(0.72)		4.72		2.94	1.47
Total from investment operations	6.47		(0.78)		4.51		2.60	1.19
Distributions from:
Realized capital gains	(2.37)		(3.83)		(3.36)		(2.16)	(1.53)
Net asset value at end of period	$17.22		$13.12		$17.73		$16.58	$16.14
Total return(B)	58.43%		(1.75)%		33.03%		19.63%	7.17%
Ratios and supplemental data:
Net assets at end of period (000’s)	$163,697		$89,299		$97,583		$89,860	$138,315
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(C)	1.25	%(D)	1.44%		1.43%		1.23%	1.07%
Gross expenses (including liquidity provider expenses)(E)	1.24%		1.44%		1.43%		1.25%	1.09%
Net investment loss	(0.85)%		(1.23)%		(1.28)%		(0.95)%	(0.81)%
Portfolio turnover rate	41	%(F)	25	%(F)	21	%(F)	22%	46%

Touchstone Sands Capital Select Growth Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020		2019		2018		2017	2016
Net asset value at beginning of period	$11.52		$16.20		$15.51		$15.36	$15.86
Income (loss) from investment operations:
Net investment loss	(0.18	)(A)	(0.51)		(0.24)		(0.79)	(0.52)
Net realized and unrealized gains (losses) on investments	5.60		(0.34)		4.29		3.10	1.55
Total from investment operations	5.42		(0.85)		4.05		2.31	1.03
Distributions from:
Realized capital gains	(2.37)		(3.83)		(3.36)		(2.16)	(1.53)
Net asset value at end of period	$14.57		$11.52		$16.20		$15.51	$15.36
Total return(B)	57.27%		(2.44)%		32.11%		18.77%	6.32%
Ratios and supplemental data:
Net assets at end of period (000’s)	$36,065		$50,079		$80,444		$73,516	$111,951
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(C)	2.01%		2.19%		2.18%		1.98%	1.82%
Gross expenses (including liquidity provider expenses)(E)	2.04%		2.21%		2.19%		2.01%	1.84%
Net investment loss	(1.56)%		(1.98)%		(2.03)%		(1.70)%	(1.56)%
Portfolio turnover rate	41	%(F)	25	%(F)	21	%(F)	22%	46%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A were 1.22%, 1.40% and 1.42% and for Class C were 1.98%, 2.15% and 2.17% for years ended September 30, 2020, 2019 and 2018, respectively. There were no liquidity provider expenses prior to 2018.
(D)	Net expenses include amounts recouped by the Advisor.
(E)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A were 1.21%, 1.40% and 1.42% and for Class C were 2.01%, 2.17% and 2.18% for the years ended September 30, 2020, 2019 and 2018, respectively. There were no liquidity provider expenses prior to 2018.

(F)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Sands Capital Select Growth Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020		2019		2018		2017	2016
Net asset value at beginning of period	$14.14		$18.73		$17.29		$16.70	$16.96
Income (loss) from investment operations:
Net investment loss	(0.09	)(A)	(0.14)		(0.18)		(0.10)	(0.11)
Net realized and unrealized gains (losses) on investments	7.21		(0.62)		4.98		2.85	1.38
Total from investment operations	7.12		(0.76)		4.80		2.75	1.27
Distributions from:
Realized capital gains	(2.37)		(3.83)		(3.36)		(2.16)	(1.53)
Net asset value at end of period	$18.89		$14.14		$18.73		$17.29	$16.70
Total return	58.86%		(1.45)%		33.36%		19.89%	7.46%
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,565,333		$1,089,979		$1,556,324		$1,775,755	$2,209,841
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(B)	1.00	%(C)	1.19	%(C)	1.18	%(C)	0.98%	0.82%
Gross expenses (including liquidity provider expenses)(D)	0.99%		1.18%		1.17%		0.99%	0.82%
Net investment loss	(0.58)%		(0.98)%		(1.03)%		(0.70)%	(0.56)%
Portfolio turnover rate	41	%(E)	25	%(E)	21	%(E)	22%	46%

Touchstone Sands Capital Select Growth Fund—Class Z

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020		2019		2018		2017	2016
Net asset value at beginning of period	$13.14		$17.75		$16.58		$16.15	$16.49
Income (loss) from investment operations:
Net investment loss	(0.11	)(A)	(0.17)		(0.20)		(0.32)	(0.29)
Net realized and unrealized gains (losses) on investments	6.59		(0.61)		4.73		2.91	1.48
Total from investment operations	6.48		(0.78)		4.53		2.59	1.19
Distributions from:
Realized capital gains	(2.37)		(3.83)		(3.36)		(2.16)	(1.53)
Net asset value at end of period	$17.25		$13.14		$17.75		$16.58	$16.15
Total return	58.42%		(1.69)%		33.10%		19.62%	7.24%
Ratios and supplemental data:
Net assets at end of period (000’s)	$491,741		$458,996		$611,071		$556,651	$777,930
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(B)	1.24%		1.43%		1.42%		1.22%	1.04%
Gross expenses (including liquidityprovider expenses)(D)	1.31%		1.49%		1.47%		1.28%	1.11%
Net investment loss	(0.82)%		(1.22)%		(1.27)%		(0.94)%	(0.79)%
Portfolio turnover rate	41	%(E)	25	%(E)	21	%(E)	22%	46%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class Y were 0.97%, 1.15% and 1.17% and for Class Z were 1.21%, 1.39% and 1.41% for the years ended September 30, 2020, 2019 and 2018, respectively. There were no liquidity provider expenses prior to 2018.
(C)	Net expenses include amounts recouped by the Advisor.
(D)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class Y were 0.96%, 1.14% and 1.16% and for Class Z were 1.28%, 1.45% and 1.46% for the years ended September 30, 2020, 2019 and 2018, respectively. There were no liquidity provider expenses prior to 2018.
(E)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Sands Capital Select Growth Fund—Institutional Class
Selected Data for a Share Outstanding Throughout The Period

	Period Ended
	September 30,
	2020(A)
Net asset value at beginning of period	$19.81	(B)
Income (loss) from investment operations:
Net investment loss	(0.01	)(C)
Net realized and unrealized losses on investments	(0.91)
Total from investment operations	(0.92)
Net asset value at end of period	$18.89
Total return	(4.64	)%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$2
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	0.81	%(F)
Gross expenses (including liquidity provider expenses)(G)	1344.66	%(F)
Net investment loss	(0.81	)%(F)
Portfolio turnover rate	41	%(H)

Touchstone Sands Capital Select Growth Fund—Class R6
Selected Data for a Share Outstanding Throughout The Period

	Period Ended
	September 30,
	2020(A)
Net asset value at beginning of period	$19.81	(B)
Income (loss) from investment operations:
Net investment loss	(0.01	)(C)
Net realized and unrealized losses on investments	(0.91)
Total from investment operations	(0.92)
Net asset value at end of period	$18.89
Total return	(4.64	)%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$2
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	0.75	%(F)
Gross expenses (including liquidity provider expenses)(G)	3.55	%(F)
Net investment loss	(0.73	)%(F)
Portfolio turnover rate	41	%(H)

(A)	Represents the period from commencement of operations (September 1, 2020) through September 30, 2020.
(B)	Net asset value at the beginning of period is based on the net asset value of Class Y shares on September 1, 2020.
(C)	The net investment income per share was based on average shares outstanding for the period.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Institutional Class was 0.78% and for Class R6 was 0.72% for the period ended September 30, 2020.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Institutional Class was 1344.63% and for Class R6 was 3.52% for the period ended September 30, 2020.
(H)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Cap Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020		2019		2018		2017		2016
Net asset value at beginning of period	$12.35		$16.24		$17.73		$16.24		$17.73
Income (loss) from investment operations:
Net investment income	0.01	(A)	—	(B)	0.32	(A)(C)	0.02		—	(B)
Net realized and unrealized gains (losses) on investments	(0.98)		(0.49)		1.52		1.47		0.59
Total from investment operations	(0.97)		(0.49)		1.84		1.49		0.59
Distributions from:
Net investment income	—		—		(0.34)		—		(0.13)
Realized capital gains	(1.09)		(3.40)		(2.99)		—		(1.95)
Total distributions	(1.09)		(3.40)		(3.33)		—		(2.08)
Net asset value at end of period	$10.29		$12.35		$16.24		$17.73		$16.24
Total return(D)	(8.92)%		0.22%		12.14%		9.17%		3.74%
Ratios and supplemental data:
Net assets at end of period (000’s)	$4,313		$3,750		$8,142		$12,461		$37,942
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	1.27%		1.39%		1.39%		1.38%		1.38%
Gross expenses (including liquidity provider expenses)(F)	2.09%		2.01%		1.65%		1.52%		1.45%
Net investment income	0.08%		0.02%		1.99	%(C)	0.00	%(B)	0.00	%(B)
Portfolio turnover rate	22	%(G)	17	%(G)	29	%(G)	18%		17%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share or 0.005%.
(C)	Includes impact of special dividend from Alexander & Baldwin Inc. in January, 2018 as part of the company’s conversion to a real estate investment trust. This special dividend enhanced the net investment income per share and ratio of net investment income for Class A by $0.34 and 2.10%, respectively.
(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(E)The ratio of net expenses to average net assets excluding liquidity provider expenses was 1.24%, 1.34% and 1.38% for the years ended September 30, 2020, 2019 and 2018, respectively. There were no liquidity provider expenses prior to 2018.

(F)The ratio of gross expenses to average net assets excluding liquidity provider expenses was 2.06%, 1.96% and 1.64% for the years ended September 30, 2020, 2019 and 2018, respectively. There were no liquidity provider expenses prior to 2018.

(G)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Cap Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020		2019		2018		2017	2016
Net asset value at beginning of period	$11.41		$15.40		$16.94		$15.63	$17.16
Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(A)	(0.10)		0.19	(A)(B)	(0.31)	(0.16)
Net realized and unrealized gains (losses) on investments	(0.87)		(0.49)		1.45		1.62	0.60
Total from investment operations	(0.94)		(0.59)		1.64		1.31	0.44
Distributions from:
Net investment income	—		—		(0.19)		—	(0.02)
Realized capital gains	(1.09)		(3.40)		(2.99)		—	(1.95)
Total distributions	(1.09)		(3.40)		(3.18)		—	(1.97)
Net asset value at end of period	$9.38		$11.41		$15.40		$16.94	$15.63
Total return(C)	(9.43)%		(0.58)%		11.33%		8.38%	2.92%
Ratios and supplemental data:
Net assets at end of period (000’s)	$295		$3,356		$6,299		$9,266	$14,957
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(D)	2.02%		2.14%		2.14%		2.13%	2.13%
Gross expenses (including liquidity provider expenses)(E)	3.10%		2.64%		2.40%		2.28%	2.23%
Net investment income (loss)	(0.68)%		(0.73)%		1.24	%(B)	(0.75)%	(0.75)%
Portfolio turnover rate	22	%(F)	17	%(F)	29	%(F)	18%	17%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Includes impact of special dividend from Alexander & Baldwin Inc. in January, 2018 as part of the company’s conversion to a real estate investment trust. This special dividend enhanced the net investment income per share and ratio of net investment income for Class C by $0.32 and 2.10%, respectively.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(D)The ratio of net expenses to average net assets excluding liquidity provider expenses was 1.99%, 2.09% and 2.13% for the years ended September 30, 2020, 2019 and 2018, respectively. There were no liquidity provider expenses prior to 2018.

(E)The ratio of gross expenses to average net assets excluding liquidity provider expenses was 3.07%, 2.59% and 2.39% for the years ended September 30, 2020, 2019 and 2018, respectively. There were no liquidity provider expenses prior to 2018.

(F)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Cap Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020		2019		2018		2017	2016
Net asset value at beginning of period	$12.59		$16.45		$17.94		$16.44	$17.93
Income (loss) from investment operations:
Net investment income	0.04	(A)	0.04		0.37	(A)(B)	0.05	0.05
Net realized and unrealized gains (losses) on investments	(1.00)		(0.50)		1.53		1.50	0.58
Total from investment operations	(0.96)		(0.46)		1.90		1.55	0.63
Distributions from:
Net investment income	(0.02)		—		(0.40)		(0.05)	(0.17)
Realized capital gains	(1.09)		(3.40)		(2.99)		—	(1.95)
Total distributions	(1.11)		(3.40)		(3.39)		(0.05)	(2.12)
Net asset value at end of period	$10.52		$12.59		$16.45		$17.94	$16.44
Total return	(8.65)%		0.44%		12.44%		9.46%	3.97%
Ratios and supplemental data:
Net assets at end of period (000’s)	$35,573		$34,709		$51,218		$84,954	$295,198
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(C)	1.02%		1.14%		1.14%		1.13%	1.13%
Gross expenses (including liquidity provider expenses)(D)	1.32%		1.31%		1.17%		1.15%	1.14%
Net investment income	0.33%		0.27%		2.24	%(B)	0.25%	0.25%
Portfolio turnover rate	22	%(E)	17	%(E)	29	%(E)	18%	17%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Includes impact of special dividend from Alexander & Baldwin Inc. in January, 2018 as part of the company’s conversion to a real estate investment trust. This special dividend enhanced the net investment income per share and ratio of net investment income for Class Y by $0.34 and 2.10%, respectively.

(C)The ratio of net expenses to average net assets excluding liquidity provider expenses was 0.99%, 1.09% and 1.13% for the years ended September 30, 2020, 2019 and 2018, respectively. There were no liquidity provider expenses prior to 2018.

(D)The ratio of gross expenses to average net assets excluding liquidity provider expenses was 1.29%, 1.26% and 1.16% for the years ended September 30, 2020, 2019 and 2018, respectively. There were no liquidity provider expenses prior to 2018.

(E)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Cap Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020		2019		2018		2017	2016
Net asset value at beginning of period	$12.55		$16.40		$17.93		$16.43	$17.92
Income (loss) from investment operations:
Net investment income	0.04	(A)	0.06		0.38	(A)(B)	0.16	0.07
Net realized and unrealized gains (losses) on investments	(0.97)		(0.51)		1.53		1.41	0.57
Total from investment operations	(0.93)		(0.45)		1.91		1.57	0.64
Distributions from:
Net investment income	(0.04)		—		(0.45)		(0.07)	(0.18)
Realized capital gains	(1.09)		(3.40)		(2.99)		—	(1.95)
Total distributions	(1.13)		(3.40)		(3.44)		(0.07)	(2.13)
Net asset value at end of period	$10.49		$12.55		$16.40		$17.93	$16.43
Total return	(8.57)%		0.54%		12.52%		9.57%	4.05%
Ratios and supplemental data:
Net assets at end of period (000’s)	$33,201		$36,691		$93,636		$122,876	$255,422
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(C)	0.94%		1.06%		1.06%		1.05%	1.04%
Gross expenses (including liquidity provider expenses)(D)	1.21%		1.20%		1.10%		1.05%	1.04%
Net investment income	0.41%		0.35%		2.32	%(B)	0.34%	0.34%
Portfolio turnover rate	22	%(E)	17	%(E)	29	%(E)	18%	17%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Includes impact of special dividend from Alexander & Baldwin Inc. in January, 2018 as part of the company’s conversion to a real estate investment trust. This special dividend enhanced the net investment income per share and ratio of net investment income for Institutional Class by $0.34 and 2.10%, respectively.

(C)The ratio of net expenses to average net assets excluding liquidity provider expenses was 0.91%, 1.01% and 1.05% for the years ended September 30, 2020, 2019 and 2018, respectively. There were no liquidity provider expenses prior to 2018.

(D)The ratio of gross expenses to average net assets excluding liquidity provider expenses was 1.18%, 1.15% and 1.09% for the years ended September 30, 2020, 2019 and 2018, respectively. There were no liquidity provider expenses prior to 2018.

(E)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Cap Value Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$24.00	$27.91	$26.06	$22.20	$20.17
Income (loss) from investment operations:
Net investment income	0.03	(A)	0.11	0.02	0.03	0.23
Net realized and unrealized gains (losses) on investments	(3.34)	(2.29)	1.83	3.85	2.80
Total from investment operations	(3.31)	(2.18)	1.85	3.88	3.03
Distributions from:
Net investment income	(0.04)	(0.03)	—	(B)	(0.02)	(0.27)
Realized capital gains	—	(1.70)	—	—	(0.73)
Return of capital	(0.02)	—	—	—	—
Total distributions	(0.06)	(1.73)	—	(B)	(0.02)	(1.00)
Net asset value at end of period	$20.63	$24.00	$27.91	$26.06	$22.20
Total return(C)	(13.83)%	(7.37)%	7.12%	17.46%	15.63%
Ratios and supplemental data:
Net assets at end of period (000’s)	$16,552	$24,389	$83,139	$76,884	$150,081
Ratio to average net assets:
Net expenses	1.38%	1.38%	1.38%	1.38%	1.38%
Gross expenses	1.58%	1.68%	1.75%	1.83%	1.67%
Net investment income	0.12%	0.19%	0.09%	0.07%	1.05%
Portfolio turnover rate	41%	28%	49	%(D)(E)	63	%(E)	155%

Touchstone Small Cap Value Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020		2019	2018		2017		2016
Net asset value at beginning of period	$23.21		$27.22	$25.60		$21.95		$19.98
Income (loss) from investment operations:
Net investment income (loss)	(0.13	)(A)	(0.41)	(0.11)		(0.22)		0.06
Net realized and unrealized gains (losses) on investments	(3.22)		(1.90)	1.73		3.87		2.77
Total from investment operations	(3.35)		(2.31)	1.62		3.65		2.83
Distributions from:
Net investment income	(0.02)		—	—		—		(0.13)
Realized capital gains	—		(1.70)	—		—		(0.73)
Return of capital	—	(B)	—	—		—		—
Total distributions	(0.02)		(1.70)	—		—		(0.86)
Net asset value at end of period	$19.84		$23.21	$27.22		$25.60		$21.95
Total return(C)	(14.46)%		(8.07)%	6.29%		16.63%		14.72%
Ratios and supplemental data:
Net assets at end of period (000’s)	$453		$788	$1,433		$1,223		$1,376
Ratio to average net assets:
Net expenses	2.13%		2.13%	2.13%		2.13%		2.13%
Gross expenses	4.50%		3.57%	3.66%		3.69%		3.39%
Net investment income (loss)	(0.63)%		(0.56)%	(0.66)%		(0.68)%		0.30%
Portfolio turnover rate	41%		28%	49	%(D)(E)	63	%(E)	155%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Small Cap Value Opportunities Fund acquired on September 21, 2018. If these transactions were included, portfolio turnover would have been higher.
(E)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Cap Value Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$24.05	$27.96	$26.14	$22.24	$20.20
Income (loss) from investment operations:
Net investment income	0.08	(A)	0.10	0.15	0.06	0.24
Net realized and unrealized gains (losses) on investments	(3.34)	(2.23)	1.78	3.88	2.84
Total from investment operations	(3.26)	(2.13)	1.93	3.94	3.08
Distributions from:
Net investment income	(0.09)	(0.08)	(0.11)	(0.04)	(0.31)
Realized capital gains	—	(1.70)	—	—	(0.73)
Return of capital	(0.03)	—	—	—	—
Total distributions	(0.12)	(1.78)	(0.11)	(0.04)	(1.04)
Net asset value at end of period	$20.67	$24.05	$27.96	$26.14	$22.24
Total return	(13.60)%	(7.16)%	7.41%	17.80%	15.86%
Ratios and supplemental data:
Net assets at end of period (000’s)	$28,435	$24,921	$41,365	$2,829	$3,080
Ratio to average net assets:
Net expenses	1.13%	1.13%	1.13%	1.13%	1.13%
Gross expenses	1.31%	1.30%	1.71%	1.95%	1.70%
Net investment income	0.37%	0.44%	0.34%	0.32%	1.30%
Portfolio turnover rate	41%	28%	49	%(B)(C)	63	%(C)	155%

Touchstone Small Cap Value Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$24.04	$27.94	$26.14	$22.22	$20.19
Income (loss) from investment operations:
Net investment income (loss)	0.12	(A)	0.18	0.28	(0.06)	0.30
Net realized and unrealized gains (losses) on investments	(3.33)	(2.27)	1.69	4.04	2.80
Total from investment operations	(3.21)	(2.09)	1.97	3.98	3.10
Distributions from:
Net investment income	(0.11)	(0.11)	(0.17)	(0.06)	(0.34)
Realized capital gains	—	(1.70)	—	—	(0.73)
Return of capital	(0.04)	—	—	—	—
Total distributions	(0.15)	(1.81)	(0.17)	(0.06)	(1.07)
Net asset value at end of period	$20.68	$24.04	$27.94	$26.14	$22.22
Total return	(13.42)%	(6.98)%	7.53%	17.93%	16.05%
Ratios and supplemental data:
Net assets at end of period (000’s)	$7,825	$40,104	$29,279	$7,699	$23,740
Ratio to average net assets:
Net expenses	0.98%	0.98%	0.98%	0.98%	0.98%
Gross expenses	1.19%	1.17%	1.27%	1.52%	1.22%
Net investment income	0.52%	0.59%	0.49%	0.47%	1.45%
Portfolio turnover rate	41%	28%	49	%(B)(C)	63	%(C)	155%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Small Cap Value Opportunities Fund acquired on September 21, 2018. If these transactions were included, portfolio turnover would have been higher.
(C)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018		2017	2016
Net asset value at beginning of period	$9.29	$9.25	$9.29		$9.32	$9.32
Income (loss) from investment operations:
Net investment income	0.18	0.23	0.16		0.13	0.10
Net realized and unrealized gains (losses) on investments	(0.06)	0.04	(0.01)		(0.02)	0.02
Total from investment operations	0.12	0.27	0.15		0.11	0.12
Distributions from:
Net investment income	(0.18)	(0.23)	(0.19)		(0.14)	(0.12)
Net asset value at end of period	$9.23	$9.29	$9.25		$9.29	$9.32
Total return(A)	1.32%	2.95%	1.50%		1.29%	1.35%
Ratios and supplemental data:
Net assets at end of period (000’s)	$124,233	$71,684	$76,623		$14,080	$16,946
Ratio to average net assets:
Net expenses	0.69%	0.69%	0.69%		0.69%	0.69%
Gross expenses	0.80%	0.80%	0.81%		0.90%	0.97%
Net investment income	1.84%	2.43%	1.88%		1.40%	1.09%
Portfolio turnover rate	72%	91%	143	%(B)	136%	169%

Touchstone Ultra Short Duration Fixed Income Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018		2017	2016
Net asset value at beginning of period	$9.29	$9.25	$9.29		$9.32	$9.32
Income (loss) from investment operations:
Net investment income	0.12	0.18	0.13		0.08	0.06
Net realized and unrealized gains (losses) on investments	(0.04)	0.04	(0.03)		(0.02)	0.02
Total from investment operations	0.08	0.22	0.10		0.06	0.08
Distributions from:
Net investment income	(0.13)	(0.18)	(0.14)		(0.09)	(0.08)
Net asset value at end of period	$9.24	$9.29	$9.25		$9.29	$9.32
Total return(A)	0.93%	2.45%	1.00%		0.77%	0.84%
Ratios and supplemental data:
Net assets at end of period (000’s)	$5,276	$4,225	$4,492		$5,704	$7,961
Ratio to average net assets:
Net expenses	1.19%	1.19%	1.19%		1.19%	1.19%
Gross expenses	1.60%	1.71%	1.67%		1.56%	1.54%
Net investment income	1.33%	1.93%	1.38%		0.90%	0.59%
Portfolio turnover rate	72%	91%	143	%(B)	136%	169%

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Low Duration Bond Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Class S

Selected Data for a Share Outstanding Throughout Each Period

			Period Ended
	Year Ended September 30,		September 30,
	2020	2019	2018(A)
Net asset value at beginning of period	$9.28	$9.25	$9.29
Income (loss) from investment operations:
Net investment income	0.12	0.21	0.13
Net realized and unrealized gains (losses) on investments	(0.01)	0.03	(0.02)
Total from investment operations	0.11	0.24	0.11
Distributions from:
Net investment income	(0.16)	(0.21)	(0.15)
Net asset value at end of period	$9.23	$9.28	$9.25
Total return	1.18%	2.59%	1.24	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$61,464	$135,565	$141,918
Ratio to average net assets:
Net expenses	0.94%	0.94%	0.94	%(C)
Gross expenses	0.99%	0.99%	0.99	%(C)
Net investment income	1.58%	2.18%	1.63	%(C)
Portfolio turnover rate	72%	91%	143	%(D)

Touchstone Ultra Short Duration Fixed Income Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018		2017	2016
Net asset value at beginning of period	$9.29	$9.25	$9.29		$9.32	$9.32
Income (loss) from investment operations:
Net investment income	0.19	0.25	0.20		0.15	0.13
Net realized and unrealized gains (losses) on investments	(0.05)	0.04	(0.03)		(0.02)	0.02
Total from investment operations	0.14	0.29	0.17		0.13	0.15
Distributions from:
Net investment income	(0.20)	(0.25)	(0.21)		(0.16)	(0.15)
Net asset value at end of period	$9.23	$9.29	$9.25		$9.29	$9.32
Total return	1.57%	3.21%	1.75%		1.55%	1.60%
Ratios and supplemental data:
Net assets at end of period (000’s)	$292,708	$305,997	$262,571		$260,830	$206,313
Ratio to average net assets:
Net expenses	0.44%	0.44%	0.44%		0.44%	0.44%
Gross expenses	0.51%	0.51%	0.50%		0.51%	0.53%
Net investment income	2.09%	2.68%	2.13%		1.65%	1.34%
Portfolio turnover rate	72%	91%	143	%(D)	136%	169%

(A)	Represents the period from commencement of operations (October 27, 2017) through September 30, 2018.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Low Duration Bond Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Class Z

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018		2017	2016
Net asset value at beginning of period	$9.29	$9.25	$9.29		$9.32	$9.32
Income (loss) from investment operations:
Net investment income	0.17	0.23	0.18		0.13	0.10
Net realized and unrealized gains (losses) on investments	(0.05)	0.04	(0.03)		(0.02)	0.02
Total from investment operations	0.12	0.27	0.15		0.11	0.12
Distributions from:
Net investment income	(0.18)	(0.23)	(0.19)		(0.14)	(0.12)
Net asset value at end of period	$9.23	$9.29	$9.25		$9.29	$9.32
Total return	1.32%	2.95%	1.50%		1.29%	1.35%
Ratios and supplemental data:
Net assets at end of period (000’s)	$86,018	$128,199	$163,898		$211,797	$245,252
Ratio to average net assets:
Net expenses	0.69%	0.69%	0.69%		0.69%	0.69%
Gross expenses	0.79%	0.77%	0.78%		0.78%	0.79%
Net investment income	1.83%	2.43%	1.88%		1.40%	1.09%
Portfolio turnover rate	72%	91%	143	%(A)	136%	169%

Touchstone Ultra Short Duration Fixed Income Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2020	2019	2018		2017	2016
Net asset value at beginning of period	$9.28	$9.25	$9.29		$9.32	$9.32
Income (loss) from investment operations:
Net investment income	0.20	0.26	0.21		0.16	0.13
Net realized and unrealized gains (losses) on investments	(0.05)	0.03	(0.03)		(0.02)	0.02
Total from investment operations	0.15	0.29	0.18		0.14	0.15
Distributions from:
Net investment income	(0.21)	(0.26)	(0.22)		(0.17)	(0.15)
Net asset value at end of period	$9.22	$9.28	$9.25		$9.29	$9.32
Total return	1.63%	3.17%	1.80%		1.60%	1.54%
Ratios and supplemental data:
Net assets at end of period (000’s)	$417,011	$362,921	$275,561		$257,777	$142,913
Ratio to average net assets:
Net expenses	0.39%	0.39%	0.39%		0.39%	0.39%
Gross expenses	0.46%	0.46%	0.46%		0.45%	0.46%
Net investment income	2.13%	2.73%	2.18%		1.70%	1.39%
Portfolio turnover rate	72%	91%	143	%(A)	136%	169%

(A)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Low Duration Bond Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

September 30, 2020

1. Organization

The Touchstone Funds Group Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated October 25, 1993. The Trust consists of the following thirteen funds (individually, a “Fund,” and collectively, the “Funds”):

Touchstone Active Bond Fund (“Active Bond Fund”)

Touchstone Anti-Benchmark® International Core Equity Fund (“Anti-Benchmark® International Core Equity Fund”)

Touchstone Anti-Benchmark ® US Core Equity Fund (“Anti-Benchmark ® US Core Equity Fund”)

Touchstone Credit Opportunities II Fund (“Credit Opportunities II Fund”)

Touchstone High Yield Fund (“High Yield Fund”)

Touchstone Impact Bond Fund (“Impact Bond Fund”)

Touchstone International ESG Equity Fund (“International ESG Equity Fund”)

Touchstone Mid Cap Fund (“Mid Cap Fund”)

Touchstone Mid Cap Value Fund (“Mid Cap Value Fund”)

Touchstone Sands Capital Select Growth Fund (“Sands Capital Select Growth Fund”)

Touchstone Small Cap Fund (“Small Cap Fund”)

Touchstone Small Cap Value Fund (“Small Cap Value Fund”)

Touchstone Ultra Short Duration Fixed Income Fund (“Ultra Short Duration Fixed Income Fund”)

Each Fund is diversified, with the exception of the Credit Opportunities II Fund, the Sands Capital Select Growth Fund and the Small Cap Fund, which are non-diversified.

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:

Institutional
	Class A	Class C	Class S	Class Y	Class Z	Class	Class R6
Active Bond Fund	X	X		X		X
Anti-Benchmark® International Core Equity Fund				X		X
Anti-Benchmark® US Core Equity Fund				X		X
Credit Opportunities II Fund	X	X		X		X
High Yield Fund	X	X		X		X
Impact Bond Fund	X	X		X		X
International ESG Equity Fund	X	X		X		X
Mid Cap Fund	X	X		X	X	X
Mid Cap Value Fund	X	X		X		X
Sands Capital Select Growth Fund	X	X		X	X	X	X
Small Cap Fund	X	X		X		X
Small Cap Value Fund	X	X		X		X
Ultra Short Duration Fixed Income Fund	X	X	X	X	X	X

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Notes to Financial Statements (Continued)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of September 30, 2020, for each Fund’s investments, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, portfolio or sector allocation. The Anti-Benchmark® International Core Equity Fund and the Credit Opportunities II Fund held Level 3 categorized securities during the year ended September 30, 2020. Refer to the Portfolio of Investments for a reconciliation of Level 3 holdings.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the times as of which the NYSE establishes official closing prices).Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds (the “Underlying Funds”) and are categorized in Level 1.

Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds’ valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”), and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of regular trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available and are categorized in Level 2.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.
•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.
•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Board and are generally categorized in Level 3.

Notes to Financial Statements (Continued)

Bank Loans — The Active Bond Fund, Credit Opportunities II Fund and Ultra Short Duration Fixed Income Fund may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents fair value of the unfunded portion of the Fund’s bank loans.

As of September 30, 2020, the Funds did not hold any unfunded loan commitments.

Collateralized Loan Obligations — The Active Bond Fund, Credit Opportunities II Fund and Ultra Short Duration Fixed Income Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Securities sold short — The Funds may engage in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. As of September 30, 2020, the Credit Opportunities II Fund had securities sold short with a fair value of $(913,136), and pledged securities with a fair value of $3,915,985 as collateral for both securities sold short and written options held.

Notes to Financial Statements (Continued)

Options — The Funds may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds’ option strategy primarily focuses on the use of writing and/or purchasing call or put options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or loss on investment transactions. The Funds, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchaser of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The maximum risk of loss associated with writing put options is the notional amount as presented in the Portfolio of Investments. In certain circumstances, the maximum risk of loss amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The maximum risk of loss associated with writing call options is potentially unlimited. As of September 30, 2020, the Credit Opportunities II Fund had written options with a fair value of $(19,580) and pledged securities with a fair value of $3,915,985 as collateral for both securities sold short and written options.

As of September 30, 2020, the Credit Opportunities II Fund held purchased options with a fair value of $40,132.

Futures Contracts — The Active Bond Fund and Credit Opportunities II Fund each may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules of the Securities and Exchange Commission (the “SEC”) or interpretations thereunder. Collateral equal to the current fair value of the futures position will be determined on a daily basis.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

As of September 30, 2020, the Active Bond Fund held futures contracts as shown on the Portfolio of Investments.

Swap Contracts — The Credit Opportunities II Fund may enter into swap transactions to help enhance the value of its portfolio or manage its exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, bilateral swap agreements, OTC swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

Notes to Financial Statements (Continued)

Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency, are posted and are segregated at a broker account registered with the Commodity Futures Trading Commission, or the applicable regulator. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

As of September 30, 2020, the Credit Opportunities II Fund held swap agreements as shown on the Portfolio of Investments.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing a Fund’s total return, and the potential for losses in excess of a Fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

For the year ended September 30, 2020, the Credit Opportunities II Fund used forward foreign currency contracts to enhance potential gains, hedge against anticipated currency exchange rates, maintain diversity and liquidity of the portfolio and/or adjust exposure to foreign currencies.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Master Limited Partnership — The Funds may invest in Master Limited Partnership (“MLP”) common units that represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. Distributions received from MLPs generally are comprised of income and return of capital. Investment income and return of capital are recorded based on estimates made at the time distributions are received. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

Notes to Financial Statements (Continued)

Pay-In-Kind (“PIK”) Bonds — PIK bonds are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. PIK bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

Derivative instruments and hedging activities — The Active Bond Fund and the Credit Opportunities II Fund may enter into an International Swaps and Derivatives Associations, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund). For financial reporting purposes, the Credit Opportunities II Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of September 30, 2020, the Credit Opportunities II Fund’s assets and liabilities that were subject to a MNA on a gross basis were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward-Foreign Currency Contracts	$4,780	$—

The following table presents the Credit Opportunities II Fund’s assets and liabilities net of amounts available for offset under MNA and net of the related collateral pledged by the Fund as of September 30, 2020:

			Gross Amount Available
	Derivative	Gross Amount of Recognized	for Offset in Statement of Assets	Non-Cash Collateral	Cash Collateral
Counterparty	Type	Assets	and Liabilities	Received	Received	Net Amount(A)
Bank of America	Forward-Foreign Currency Contracts	$4,780	$—	$—	$—	$4,780

(A)	Net amount represents the net amount receivable from the counterparty in the event of default.

Notes to Financial Statements (Continued)

The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of September 30, 2020:

	Derivatives not accounted for as hedging	Asset	Liability
Fund	instruments under ASC 815	Derivatives	Derivatives
Active Bond Fund	Futures Contracts-Interest Rate Contracts*	$—	$7,671
Credit Opportunities II Fund	Purchased Options-Equity Contracts**	40,132	—
	Written Options-Equity Contracts***	—	19,580
	Forward-Foreign Currency Contracts****	4,780	—
	Swap Agreements - Credit Contracts*****	908	25,330

* Statements of Assets and Liabilities Location: Receivable and Payable for variation margin on futures contracts. Only current day’s variation margin is reported within the payable/receivable on the Statement of Assets and Liabilities. Includes cumulative appreciation/(depreciation) on futures contracts as reported on the Portfolio of Investments and within the components of net assets section of the Statement of Assets and Liabilities.

** Statements of Assets and Liabilities Location: Investments, at market value.

*** Statements of Assets and Liabilities Location: Written options, at market value.

**** Statements of Assets and Liabilities Location: Unrealized appreciation on forward foreign currency contracts.

***** Statements of Assets and Liabilities Location: Receivable for variation margin on swap agreements. Variation margin reported in the Portfolio of Investments and other tables in the Notes to the Financial Statements is the cumulative unrealized appreciation (depreciation).

The following table sets forth the effect of the Funds’ derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended September 30, 2020:

			Change in
			Unrealized
			Appreciation
	Derivatives not accounted for as hedging	Realized Gain (Loss)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
Active Bond Fund	Futures Contracts-Interest Rate Contracts*	$(267,203)	$(7,671)
Credit Opportunities II Fund	Purchased Options-Equity Contracts**	(679,773)	6,323
	Written Options-Equity Contracts***	237,407	13,430
	Forward - Foreign Currency Exchange
	Contracts****	9,931	4,780
	Swap Agreements - Credit Contracts*****	(8,465)	(65,816)

* Statements of Operations Location: Net realized losses on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts, respectively.

** Statements of Operations Location: Net realized gains (losses) on investments and net change in unrealized appreciation (depreciation) on investments, respectively.

*** Statements of Operations Location: Net realized gains on written options and net change in unrealized appreciation (depreciation) on written options, respectively.

**** Statements of Operations Location: Net realized gains on forward foreign currency contracts and net change in unrealized appreciation (depreciation) on forward foreign currency contracts, respectively.

***** Statements of Operations Location: Net realized losses on swap agreements and net change in unrealized appreciation (depreciation) on swap agreements, respectively.

For the year ended September 30, 2020, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Active	Credit
	Bond	Opportunities II
	Fund	Fund
Equity contracts:
Purchased Options - Cost	$—	$130,462
Written Options - Premiums received	—	25,985
Credit contracts:
Credit Default Swaps - Notional value	—	322,950
Forward currency exchange contracts:
U.S. dollar amount received	—	120,116
Interest rate contracts:
Futures Contracts - Notional value	10,936,758	—

Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.

Notes to Financial Statements (Continued)

As of September 30, 2020, the following Funds loaned securities and received collateral as follows:

		Market	Market
		Value of	Value of
		Securities	Collateral	Net
Fund	Security Type	Loaned*	Received**	Amount***
Anti-Benchmark® International Core Equity Fund	Common Stocks	$1,553,294	$1,614,322	$61,028
Credit Opportunities II Fund	Corporate Bonds	525,504	554,625	29,121
High Yield Fund	Corporate Bonds	2,133,450	2,229,455	96,005
International ESG Equity Fund	Common Stocks	628,869	662,369	33,500
Sands Capital Select Growth Fund	Common Stocks	21,226,066	22,355,022	1,128,956
Small Cap Value Fund	Exchange-Traded Fund	784,707	798,690	13,983
Small Cap Value Fund	Common Stocks	374,456	361,561	(12,895)
Total Small Cap Value Fund		1,159,163	1,160,251	1,088

* The remaining contractual maturity is overnight for all securities.

** Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.

*** Net amount represents the net amount payable due to (receive from) the borrower in the event of default.

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.

When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the equity funds (all of the Funds except the Active Bond Fund, Credit Opportunities II Fund, High Yield Fund, Impact Bond Fund and Ultra Short Duration Fixed Income Fund) is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). The maximum offering price per share of Class A shares of the Active Bond Fund, Credit Opportunities II Fund, High Yield Fund and Impact Bond Fund is equal to the NAV per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). The maximum offering price per share of Class A shares of the Ultra Short Duration Fixed Income Fund is equal to the NAV per share plus sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Prior to June 30, 2020, the maximum offering price per share of Class A shares of the Credit Opportunities II Fund was equal to the NAV per share plus sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to June 30, 2020, the maximum offering price per share of Class A shares of the Active Bond Fund, High Yield Fund and Impact Bond Fund was equal to the NAV per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). There is no sales load on equity or fixed income fund purchases when aggregate purchases in all Touchstone funds equal at least $1 million or $500,000, respectively. The maximum offering price per share of Classes C, S, Y, Z, Institutional Class and R6 shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone Funds equaling at least $1 million for equity funds or $500,000 for fixed income funds where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% or 0.50%, respectively, if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.

Notes to Financial Statements (Continued)

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Anti-Benchmark® International Core Equity Fund, Anti-Benchmark® US Core Equity Fund, International ESG Equity Fund, Mid Cap Fund, Sands Capital Select Growth Fund, and Small Cap Fund distribute their income, if any, annually, as a dividend to shareholders. The Credit Opportunities II Fund, Mid Cap Value Fund, and Small Cap Value Fund declare and distribute their income, if any, quarterly, as a dividend to shareholders. The Active Bond Fund, High Yield Fund and Impact Bond Fund declare and distribute their income, if any, monthly, as a dividend to shareholders. The Ultra Short Duration Fixed Income Fund declares its income, if any, daily, and distributes such income monthly, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in Underlying Funds is affected by the timing of dividend declarations by the Underlying Funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone Institutional Funds Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

LIBOR Transition — Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Plans are underway to phase out the use of LIBOR by the end of 2021. Before then, it is expected that market participants will transition to the use of different reference or benchmark indices. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement index. As such, the potential effect of a transition away from LIBOR on the Funds’ investments cannot yet be determined.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2020:

		Anti-
		Benchmark®	Anti-	Credit
	Active	International	Benchmark®	Opportunities
	Bond	Core Equity	US Core Equity	II	High Yield
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities	$156,194,863	$28,110,267	$20,852,915	$104,847,326	$172,710,510
Proceeds from sales and maturities	$94,464,517	$29,834,288	$20,274,479	$118,834,060	$175,724,137

Notes to Financial Statements (Continued)

	Impact	International		Mid Cap	Sands Capital
	Bond	ESG Equity	Mid Cap	Value	Select Growth
	Fund	Fund	Fund	Fund	Fund*
Purchases of investment securities	$49,540,178	$23,759,067	$2,417,262,100	$268,827,327	$738,157,197
Proceeds from sales and maturities	$16,450,412	$35,341,581	$470,605,930	$305,167,966	$786,964,330

		Small Cap	Ultra Short
	Small Cap	Value	Duration Fixed
	Fund*	Fund	Income Fund
Purchases of investment securities	$22,676,754	$31,614,291	$639,162,412
Proceeds from sales and maturities	$15,215,611	$53,380,311	$595,004,673

*Sands Capital Select Growth Fund and Small Cap Fund had redemptions-in-kind out of the Fund of $312,333,220 and $9,668,909, respectively. The redemptions were comprised of securities of $275,404,967 and $7,391,692, which are excluded from the proceeds from sales and maturities and cash in the amount of $36,928,253 and $2,277,217, for the Sands Capital Select Growth Fund and Small Cap Fund, respectively.

For the year ended September 30, 2020, purchases and proceeds from sales and maturities in U.S. Government Securities were $685,750,708 and $741,660,026, respectively, for the Active Bond Fund, $88,850,411 and $53,488,346, respectively, for the Impact Bond Fund and $37,935,864 and $45,004,179, respectively, for the Ultra Short Duration Fixed Income Fund. There were no purchases or proceeds from sales and maturities of U.S. Government Securities by the remaining Funds for the year ended September 30, 2020.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon (“BNY Mellon”), the Sub-Administrator to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $278,876 for the year ended September 30, 2020.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Active Bond Fund	0.40% on the first $300 million
0.35% on such assets over $300 million
Anti-Benchmark® International Core Equity Fund	0.45% on the first $1 billion
0.40% on such assets over $1 billion
Anti-Benchmark® US Core Equity Fund	0.35% on the first $1 billion
0.30% on such assets over $1 billion
Credit Opportunities II Fund	0.60%
High Yield Fund	0.60% on the first $50 million
0.50% on the next $250 million
0.45% on such assets over $300 million
Impact Bond Fund	0.35%
International ESG Equity Fund	0.65% on the first $1 billion
0.60% on such assets over $1 billion
Mid Cap Fund	0.80% on the first $1 billion
0.70% on the next $500 million
0.60% on such assets over $1.5 billion
Mid Cap Value Fund	0.75%

Notes to Financial Statements (Continued)

Sands Capital Select Growth Fund*	0.70% on the first $1 billion
0.65% on the next $500 million
0.60% on the next $500 million
0.55% on such assets over $2 billion
Small Cap Fund	0.85% on the first $250 million
0.80% on the next $250 million
0.70% on such assets over $500 million
Small Cap Value Fund	0.85%
Ultra Short Duration Fixed Income Fund	0.25%

*Prior to June 1, 2020, the Fund paid 0.85% on the first $1 billion, 0.80% on the next $500 million, 0.75% on the next $500 million, and 0.70% on such assets over $2 billion.

Prior to June 1, 2020, in addition to the base advisory fee shown above for the Sands Capital Select Growth Fund, a performance fee adjustment was added to or subtracted from the base advisory fee if the Fund outperformed or underperformed its benchmark index by more than 2.50% (the “Hurdle Rate”), for the preceding twelve month period, as follows:

	Benchmark	Required	Performance
	Index	Hurdle Rate	Adjustment Rate
Sands Capital Select Growth Fund	Russell1000® Growth Index	+/-2.50%	+/-0.15%

For the year ended September 30, 2020, the Advisor’s base fee was decreased by $661,709 as a result of the performance fee adjustment. Effective June 1, 2020, the performance fee adjustment was removed.

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Ares Capital Management II LLC
Credit Opportunities II Fund

EARNEST Partners LLC
Impact Bond Fund

Fort Washington Investment Advisors, Inc.*
Active Bond Fund
High Yield Fund
Ultra Short Duration Fixed Income Fund

LMCG Investments, LLC
Mid Cap Value Fund
Small Cap Value Fund

The London Company
Mid Cap Fund
Small Cap Fund

Rockefeller & Co.LLC
International ESG Equity Fund

Sands Capital Management, LLC
Sands Capital Select Growth Fund

TOBAM S.A.S.
Anti-Benchmark® International Core Equity Fund
Anti-Benchmark® US Core Equity Fund

*Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.

The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:

						Institutional
	Class A	Class C	Class S	Class Y	Class Z	Class	Class R6
Active Bond Fund	0.90%	1.65%	—	0.65%	—	0.57%	—
Anti-Benchmark® International Core Equity Fund	—	—	—	0.69%	—	0.59%	—
Anti-Benchmark® US Core Equity Fund	—	—	—	0.54%	—	0.44%	—
Credit Opportunities II Fund	1.08%	1.83%	—	0.83%	—	0.73%	—
High Yield Fund	1.05%	1.80%	—	0.80%	—	0.72%	—
Impact Bond Fund	0.85%	1.60%	—	0.60%	—	0.50%	—
International ESG Equity Fund	1.17%	1.95%	—	0.90%	—	0.89%	—
Mid Cap Fund	1.21%	1.96%	—	0.96%	1.21%	0.89%	—
Mid Cap Value Fund	1.22%	1.97%	—	0.97%	—	0.84%	—
Sands Capital Select Growth Fund*	1.15%	1.90%	—	0.90%	1.14%	0.78%	0.72%

Notes to Financial Statements (Continued)

						Institutional
	Class A	Class C	Class S	Class Y	Class Z	Class	Class R6
Small Cap Fund	1.24%	1.99%	—	0.99%	—	0.91%	—
Small Cap Value Fund	1.38%	2.13%	—	1.13%	—	0.98%	—
Ultra Short Duration Fixed Income Fund	0.69%	1.19%	0.94%	0.44%	0.69%	0.39%	—

*Prior to June 1, 2020, the Expense Limitation Agreement for Sands Capital Select Growth Fund limited other operating expenses to 0.25% for all classes of the Fund. Other operating expenses include all operating expenses of the Fund except for investment advisory fees, administration fees, performance fees, distribution fees (12b-1), shareholder service fees and any expenses excluded in the Expense Limitation Agreement.

These expense limitations will remain in effect for all Funds, except for Sands Capital Select Growth Fund, through at least January 30, 2021. The expense limitation for the Sands Capital Select Growth Fund will remain in effect through at least November 30, 2021. The Expense Limitation Agreement can be terminated by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds’ shareholders.

During the year ended September 30, 2020, the Advisor or its affiliates waived investment advisory fees, administration fees and waived or reimbursed other operating expenses, including distribution fees of the Funds, as follows:

			Other Operating
	Investment		Expenses
	Advisory	Administration	Reimbursed/
	Fees Waived	Fees Waived	Waived	Total
Active Bond Fund	$—	$90,563	$137,911	$228,474
Anti-Benchmark® International Core Equity Fund	53,435	39,047	49,313	141,795
Anti-Benchmark® US Core Equity Fund	33,889	29,746	38,734	102,369
Credit Opportunities II Fund	63,541	103,456	91,102	258,099
High Yield Fund	—	20,579	107,486	128,065
Impact Bond Fund	—	77,047	205,510	282,557
International ESG Equity Fund	42,761	33,382	114,996	191,139
Mid Cap Fund	—	—	857,351	857,351
Mid Cap Value Fund	—	419,483	969,629	1,389,112
Sands Capital Select Growth Fund	—	—	298,889	298,889
Small Cap Fund	27,637	77,965	135,888	241,490
Small Cap Value Fund	—	85,636	81,165	166,801
Ultra Short Duration Fixed Income Fund	—	219,050	519,732	738,782

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Advisor only if such repayment does not cause the Fund’s operating expenses (after the repayment is taken into account) to exceed the Fund’s expense limit in place when such amounts were waived or reimbursed by the Advisor and the Fund’s current expense limitation.

As of September 30, 2020, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

		Expires on or		Expires on or	Expires on or
	Expires on or	before	Expires on or	before	before
	before	September	before	September	September
Fund	June 30, 2021	30, 2021	June 30, 2022	30, 2022	30, 2023	Total
Active Bond Fund	$—	$150,083	$—	$232,470	$170,804	$553,357
Anti-Benchmark® International Core Equity Fund	—	—	—	155,348	141,795	297,143
Anti-Benchmark® US Core Equity Fund	—	—	—	99,022	102,369	201,391
Credit Opportunities II Fund	112,035	—	172,127	107,785	229,289	621,236
High Yield Fund	—	103,212	—	123,791	85,080	312,083
Impact Bond Fund	—	278,009	—	270,814	247,247	796,070
International ESG Equity Fund	—	26,244	—	77,175	141,782	245,201
Mid Cap Fund	—	468,850	—	1,014,098	760,791	2,243,739
Mid Cap Value Fund	—	692,241	—	1,211,849	1,340,628	3,244,718
Sands Capital Select Growth Fund	—	341,425	—	337,459	293,425	972,309

Notes to Financial Statements (Continued)

		Expires on or		Expires on or	Expires on or
	Expires on or	before	Expires on or	before	before
	before	September	before	September	September
Fund	June 30, 2021	30, 2021	June 30, 2022	30, 2022	30, 2023	Total
Small Cap Fund	$—	$63,116	$—	$147,751	$218,366	$429,233
Small Cap Value Fund	—	231,612	—	174,347	142,724	548,683
Ultra Short Duration Fixed Income Fund	—	570,299	—	610,602	615,640	1,796,541

For the year ended September 30, 2020, the Advisor recouped previously waived fees or reimbursed expenses from the Mid Cap Fund and Sands Capital Select Growth Fund of $9,822 and $26,052, respectively.

ADMINISTRATIONAGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), the Transfer Agent to the Funds, the Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares, excluding the Active Bond Fund and High Yield Fund, pays an annual fee not to exceed 0.25% of average daily net assets that are attributable to Class A shares. The Active Bond Fund and High Yield Fund pay an annual fee not to exceed 0.35% of average daily net assets that are attributable to Class A shares. The Active Bond Fund and High Yield Fund currently limit the 12b-1 fees for Class A shares to 0.25% of average daily net assets attributable to such shares. Under the Class C plan, each Fund offering Class C shares (except the Ultra Short Duration Fixed Income Fund) pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). The Ultra Short Duration Fixed Income Fund has limited the amount of the 12b-1 fees for Class C shares to 0.75% of average daily net assets through January 29, 2021. Under the Class S plan, the Ultra Short Duration Fixed Income Fund pays an annual shareholder servicing fee not to exceed 0.50% of average daily net assets that are attributable to Class S shares (of which up to 0.25% is a distribution fee and up to 0.25% is a shareholder servicing fee). Under the Class Z plan, each Fund offering Class Z shares pays an annual shareholder servicing fee not to exceed 0.25% of average daily net assets that are attributable to Class Z shares.

Notes to Financial Statements (Continued)

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended September 30, 2020:

Fund	Amount
Active Bond Fund	$3,728
Credit Opportunities II Fund	799
High Yield Fund	959
Impact Bond Fund	1,838
International ESG Equity Fund	706
Mid Cap Fund	35,170
Mid Cap Value Fund	1,740
Sands Capital Select Growth Fund	12,981
Small Cap Fund	489
Small Cap Value Fund	386
Ultra Short Duration Fixed Income Fund	1,292

In addition, the Underwriter collected CDSC on the redemption of Class A and Class C shares of the Funds listed below during the year ended September 30, 2020:

Fund	Class A	Class C
Active Bond Fund	$10	$66
Credit Opportunities II Fund	—	200
International ESG Equity Fund	—	13
Mid Cap Fund	—	1,896
Sands Capital Select Growth Fund	5,000	57,873
Ultra Short Duration Fixed Income Fund	22	2,845

INTERFUND TRANSACTIONS

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers. During the year ended September 30, 2020, the Funds did not engage in any Rule 17a-7 transactions.

5. Liquidity

ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

During the year ended September 30, 2020, the following Funds utilized ReFlow. The shares ReFlow subscribed to and redemptions-in-kind were as follows:

	Shares ReFlow
Fund	Subscribed to	Redemptions-in-kind
Sands Capital Select Growth Fund	21,264,415	$275,404,967
Small Cap Fund	868,457	7,391,692

Notes to Financial Statements (Continued)

Interfund lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

During the year ended September 30, 2020, the following Funds participated as lenders in the interfund lending program. The daily average amount loaned, weighted average interest rate and interest income were as follows:

	Daily Average	Weighted Average	Interest
Fund	Amount Loaned	Interest Rate	Income*
Mid Cap Fund	$946,816	1.07%	$11,219
Sands Capital Select Growth Fund	$151,465	2.09%	$3,483

*Included in Interest in the Statements of Operations.

During the year ended September 30, 2020, the following Funds participated as borrowers in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:

	Daily Average	Weighted Average	Interest
Fund	Amount Borrowed	Interest Rate	Expense*
Credit Opportunities II Fund	$54,976	0.86%	$484
High Yield Fund	$50,881	0.69%	$356
Small Cap Value Fund	$100,686	0.71%	$730

*Included in Other expenses in the Statements of Operations.

6. Federal Tax Information

Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years or periods ended September 30, 2020 and 2019 for all funds except for the Credit Opportunities II Fund, which is for the three months ended September 30, 2019 and the year ended June 30, 2019, are as follows:

	Active Bond Fund		Anti-Benchmark® International Core Equity Fund		Anti-Benchmark® US Core Equity Fund
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2020	2019(A)	2020	2019(A)
From ordinary income	$9,224,555	$9,614,220	$830,992	$32,749	$905,831	$145,904
From long-term capital gains	—	—	—	—	373,296	—
From return of capital	—	—	—	—	28,904	—
Total distributions	$9,224,555	$9,614,220	$830,992	$32,749	$1,308,031	$145,904

	Credit Opportunities II Fund			High Yield Fund
	Year Ended	Three Months Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2020	2019(B)	2019	2020	2019
From ordinary income	$5,412,892	$3,206,036	$3,271,569	$10,325,343	$10,001,955
From long-term capital gains	—	—	307,535	—	—
Total distributions	$5,412,892	$3,206,036	$3,579,104	$10,325,343	$10,001,955

Notes to Financial Statements (Continued)

	Impact Bond Fund		International ESG Equity Fund		Mid Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2020	2019	2020	2019
From ordinary income	$7,625,238	$7,791,647	$92,070	$1,316,207	$16,227,598	$9,903,400
From long-term capital gains	—	—	6,554,323	6,831,966	40,623,294	23,663,184
Total distributions	$7,625,238	$7,791,647	$6,646,393	$8,148,173	$56,850,892	$33,566,584

	Mid Cap Value Fund		Sands Capital Select Growth Fund		Small Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2020	2019	2020	2019
From ordinary income	$6,179,571	$15,017,130	$—	$—	$183,932	$125,425
From long-term capital gains	—	23,697,909	275,526,970	422,272,917	6,668,316	23,461,668
Total distributions	$6,179,571	$38,715,039	$275,526,970	$422,272,917	$6,852,248	$23,587,093

	Small Cap Value Fund		Ultra Short Duration Fixed Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2020	2019	2020	2019
From ordinary income	$335,913	$1,637,755	$21,013,925	$25,162,001
From long-term capital gains	—	8,137,372	—	—
From return of capital	111,479	—	—	—
Total distributions	$447,392	$9,775,127	$21,013,925	$25,162,001

(A)	Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.
(B)	The fund changed its fiscal year end from June 30 to September 30.

The following information is computed on a tax basis for each item as of September 30, 2020:

		Anti-Benchmark®
	Active Bond	International Core Equity	Anti-Benchmark ® US Core Equity	Credit Opportunities II
	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$342,583,216	$35,730,563	$26,596,425	$89,772,973
Gross unrealized appreciation on investments	20,190,404	5,913,691	5,051,449	2,650,624
Gross unrealized depreciation on investments	(3,211,988)	(3,018,284)	(877,972)	(4,230,274)
Net unrealized appreciation (depreciation) on investments	16,978,416	2,895,407	4,173,477	(1,579,650)
Gross unrealized appreciation on short sales, derivatives and foreign currency transactions	—	1,680	—	26,372
Gross unrealized depreciation on short sales, derivatives and foreign currency transactions	—	(38)	—	(67,376)
Net unrealized appreciation (depreciation) on short sales, derivatives and foreign currency transactions	—	1,642	—	(41,004)
Capital loss carryforwards	(81,129,634)	(696,512)	—	(19,706,374)
Undistributed ordinary income	296,022	649,717	—	654,240
Other temporary differences	(947,755)	—	—	33,888
Accumulated earnings (deficit)	$(64,802,951)	$2,850,254	$4,173,477	$(20,638,900)

Notes to Financial Statements (Continued)

	High Yield	Impact Bond	International ESG Equity	Mid Cap
	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$189,855,960	$368,488,430	$23,618,043	$3,387,025,545
Gross unrealized appreciation on investments	5,739,922	24,427,006	5,689,150	623,308,001
Gross unrealized depreciation on investments	(7,721,533)	(1,550,233)	(1,341,744)	(181,451,112)
Net unrealized appreciation (depreciation) on investments	(1,981,611)	22,876,773	4,347,406	441,856,889
Gross unrealized appreciation on foreign currency transactions	—	—	923	—
Gross unrealized depreciation on foreign currency transactions	—	—	(51)	—
Net unrealized appreciation (depreciation) on foreign currency transactions	—	—	872	—
Capital loss carryforwards	(20,301,512)	(5,951,300)	(1,240,415)	—
Undistributed ordinary income	100,671	657,939	128,974	35,949,859
Undistributed capital gains	—	—	—	35,740,564
Accumulated earnings (deficit)	$(22,182,452)	$17,583,412	$3,236,837	$513,547,312

	Mid Cap Value	Sands Capital Select	Small Cap	Small Cap Value	Ultra Short Duration
	Fund	Growth Fund	Fund	Fund	Fixed Income Fund
Tax cost of portfolio investments	$624,092,678	$1,058,583,812	$61,271,712	$57,609,732	$986,165,972
Gross unrealized appreciation on investments	129,360,637	1,235,399,297	19,400,660	6,376,970	2,811,565
Gross unrealized depreciation on investments	(88,481,393)	(9,407,860)	(7,300,001)	(9,807,482)	(6,569,703)
Net unrealized appreciation (depreciation) on investments	40,879,244	1,225,991,437	12,100,659	(3,430,512)	(3,758,138)
Capital loss carryforwards	(12,022,197)	—	—	(19,181,829)	(100,008,268)
Late year ordinary losses deferrals	—	(8,709,129)	—	—	—
Undistributed ordinary income	36,502	—	91,526	—	547,213
Undistributed capital gains	—	213,407,651	497,373	—	—
Other temporary differences	—	—		—	(127,834)
Accumulated earnings (deficit)	$28,893,549	$1,430,689,959	$12,689,558	$(22,612,341)	$(103,347,027)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, regulated investment company adjustments, amortization adjustments on bonds, REIT adjustments and certain timing differences in the recognition of capital losses under income tax regulations and U.S. GAAP.

As of September 30, 2020, the Funds had the following capital loss carryforwards for federal income tax purposes:

	No Expiration	No Expiration
	Short Term	Long Term	Total
Active Bond Fund*	$44,563,739	$36,565,895	$81,129,634
Anti-Benchmark® International Core Equity Fund	663,798	32,714	696,512
Credit Opportunities II Fund*	5,864,649	13,841,725	19,706,374
High Yield Fund	1,615,499	18,686,013	20,301,512
Impact Bond Fund	143,792	5,807,508	5,951,300
International ESG Equity Fund	1,151,631	88,784	1,240,415
Mid Cap Value Fund	3,426,293	8,595,904	12,022,197
Small Cap Value Fund	8,579,136	10,602,693	19,181,829
Ultra Short Duration Fixed Income Fund*	29,238,184	70,770,084	100,008,268

* Future utilization may be limited under current tax rules

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Future utilization is subject to limitations under current tax law.

During the year ended September 30, 2020, the following Funds utilized capital loss carryforwards:

Fund	Amount
Active Bond Fund	$8,697,254
Anti-Benchmark®U.S Core Equity Fund	762,089

Notes to Financial Statements (Continued)

Fund	Amount
Impact Bond Fund	$(439,817)

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2020, the following Funds elected to defer the following losses:

Ordinary
Fund	Losses
Sands Capital Select Growth Fund	$8,709,129

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2017 through 2020) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Fund. The following reclassifications, which are primarily attributed to the tax treatment of, deemed distributions on shareholder redemptions, reclassification of net operating losses, and in-kind distributions on shareholder redemptions have been made to the following Funds for the year ended September 30, 2020:

	Paid-In	Distributable
Fund	Capital	Earnings
Credit Opportunities II Fund	$13,196	$(13,196)
International ESG Equity Fund	68,397	(68,397)
Mid Cap Value Fund	30,477	(30,477)
Sands Capital Select Growth Fund	186,636,406	(186,636,406)
Small Cap Fund	2,772,382	(2,772,382)
Small Cap Value Fund	(73,223)	73,223

7. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

8. Principal Risks

Risks Associated with Foreign Investments — Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

Risks Associated with Sector Concentration — Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds’ NAVs and magnified effect on the total return.

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

Notes to Financial Statements (Continued)

Risks Associated with Interest Rate Changes — The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Risks Associated with Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices, or at all.

Risks Associated with Health Crises — An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. As of the date of issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund.

Please see the Funds’ prospectus for a complete discussion of these and other risks.

9. Fund Reorganizations

Anti-Benchmark® US Core Equity Fund:

The Trustees of the Touchstone Anti-Benchmark® US Core Equity Fund, a series of the Touchstone Funds Group Trust (“TFGT”), approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the TFGT Touchstone Anti-Benchmark® US Core Equity Fund, to the Touchstone Dynamic Equity Fund, a series of the Touchstone Strategic Trust (“TST”), which was renamed the Touchstone Anti-Benchmark® US Core Equity Fund. The performance and accounting history of the TFGT Touchstone Anti-Benchmark® US Core Equity Fund was assumed by TST Touchstone Anti-Benchmark® US Core Equity Fund. The tax-free reorganization took place on October 2, 2020.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization.

				After
	Before Reorganization			Reorganization
	Touchstone		Touchstone	Touchstone
	Anti-Benchmark®		Dynamic	Anti-Benchmark®
	US Core		Equity	US Core
	Equity Fund		Fund	Equity Fund
Class A
Shares	—		452,453	452,453
Net Assets	$—		$5,867,005	$5,867,005
Net Asset Value	$—		$12.97	$12.97
Class C
Shares	—		171,625	171,625
Net Assets	$—		$1,985,084	$1,985,084
Net Asset Value	$—		$11.57	$11.57
Class Y
Shares	12,210		1,297,709	1,309,919
Net Assets	$160,365		$17,043,427	$17,203,792
Net Asset Value	$13.13	(A)	$13.13	$13.13
Institutional Class
Shares	2,313,972		9,204	2,323,176
Net Assets	$30,771,483		$122,393	$30,893,876

Notes to Financial Statements (Continued)

				After
	Before Reorganization			Reorganization
	Touchstone		Touchstone	Touchstone
	Anti-Benchmark®		Dynamic	Anti-Benchmark®
	US Core		Equity	US Core
	Equity Fund		Fund	Equity Fund
Net Asset Value	$13.30	(B)	$13.30	$13.30
Fund Total
Shares Outstanding	2,326,182		1,930,991	4,257,173
Net Assets	$30,931,848		$25,017,909	$55,949,757
Unrealized Appreciation (Depreciation)	$3,297,182		$4,379,593	$7,676,775

(A)	Reflects a 0.8911:1 stock split which occurred on the date of reorganization, October 2, 2020.
(B)	Reflects a 0.8799:1 stock split which occurred on the date of reorganization, October 2, 2020.

10. Litigation

On June 18, 2020, Touchstone Credit Opportunities II Fund f/k/a Touchstone Arbitrage Fund, and Touchstone Credit Opportunities II Fund f/k/a Touchstone Merger Arbitrage Fund (the “Fund”) were served with a summons and complaint in litigation brought by Marc S. Kirschner, as Trustee for the NWHI Litigation Trust (the “Trustee”) in the U.S. District Court for the Southern District of New York (the “Court”), captioned Kirschner v. Kimmel, et al., No. 20-04287 (the “Action”). In the Action, the Trustee alleged that the payments made to former shareholders in the April 2014 leveraged buyout of The Jones Group Inc. (“Jones Group”) constituted intentional and constructive fraudulent transfers, and sought to recover those payments. The Trustee sought to recoup from the Fund the amount the Fund received in the leveraged buyout, together with interest and costs. The Fund has not made an accrual with respect to these amounts as Fund management deems the possibility of payment to be remote. The Action was consolidated into a multi-district litigation proceeding in the U.S. District Court for the Southern District of New York, captioned In re: Nine West LBO Securities Litigation, 20-md-02941 (the “MDL”). The Fund, along with hundreds of other shareholder defendants in the MDL, moved to dismiss the Action, and the Court heard oral argument on the motion to dismiss in August 2020. On August 27, 2020, the Court dismissed the fraudulent transfer claims in the MDL with prejudice. On September 25, 2020, the Trustee filed notices of appeal to the Second Circuit Court of Appeals for certain of the cases in the MDL where a direct appeal could be taken, captioned In re: Nine West LBO Securities Litigation, 20-3257. The Second Circuit set January 22, 2021 as the deadline for the Trustee to file the appellate brief. Once the Trustee’s brief is filed, the shareholder defendants will have a period of time to request a briefing deadline from the Clerk, which will then be set by the Court.

11. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.

At a meeting of the Board of Trustees of the Trust held on May 21, 2020, the Board approved the reorganization (“Reorganization”) of the Anti-Benchmark® US Core Equity Fund, a series of the Trust, into the Touchstone Dynamic Equity Fund (which was renamed the Touchstone Anti-Benchmark® US Core Equity Fund), a series of the Touchstone Strategic Trust, as described in Note 9. The Reorganization was completed on October 2, 2020.

At a meeting of the Board of Trustees of the Trust held on May 21, 2020, the Board approved the reorganization of the Touchstone Sands Institutional Select Growth Fund, a series of the Touchstone Institutional Funds Trust, into the Touchstone Sands Capital Select Growth Fund, a series of the Trust (“Sands Reorganization”). The Sands Reorganization is expected to be completed on or about December 11, 2020.

At a meeting of the Board of Trustees of the Trust held on November 19, 2020, the Board approved the name change of the Touchstone Credit Opportunities II Fund to Touchstone Credit Opportunities Fund. The name change is expected to be completed on or about January 1, 2021.

There were no other subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Touchstone Funds Group Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Touchstone Funds Group Trust (the “Trust”) (comprising Touchstone Active Bond Fund, Touchstone Anti-Benchmark® International Core Equity Fund, Touchstone Anti-Benchmark® US Core Equity Fund, Touchstone Credit Opportunities II Fund, Touchstone High Yield Fund, Touchstone Impact Bond Fund, Touchstone International ESG Equity Fund, Touchstone Mid Cap Fund, Touchstone Mid Cap Value Fund, Touchstone Sands Capital Select Growth Fund, Touchstone Small Cap Fund, Touchstone Small Cap Value Fund, and Touchstone Ultra Short Duration Fixed Income Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of September 30, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Touchstone Funds Group Trust at September 30, 2020, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds
comprising the
Touchstone Funds Group	Statement of	Statements of
Trust	operations	changes in net assets	Financial highlights
Touchstone Active Bond Fund	For the year ended	For each of the two years in the period ended	For each of the five years in the period ended
Touchstone High Yield Fund	September 30, 2020	September 30, 2020	September 30, 2020
Touchstone Impact Bond
Fund
Touchstone International ESG
Equity Fund
Touchstone Mid Cap Fund
Touchstone Mid Cap Value
Fund
Touchstone Sands Capital
Select Growth Fund
Touchstone Small Cap Fund
Touchstone Small Cap Value
Fund
Touchstone Ultra Short
Duration Fixed Income Fund
Touchstone Credit	For the year ended	For the year ended September 30, 2020, the	For the year ended September 30, 2020, the
Opportunities II Fund	September 30, 2020	period from July 1, 2019 through September	period from July 1, 2019 through September
		30, 2019, and the year ended June 30, 2019	30, 2019, each of the three years in the period
ended June 30, 2019, and the period from
September 1, 2015 (commencement of
operations) through June 30, 2016
Touchstone Anti-Benchmark®	For the year ended	For the year ended September 30, 2020 and the period from November 19, 2018
International Core Equity	September 30, 2020	(commencement of operations) through September 30, 2019
Fund
Touchstone Anti-Benchmark®
US Core Equity Fund

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.

Cincinnati, Ohio

November 20, 2020

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year or period ended September 30, 2020 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.

Anti-Benchmark® International Core Equity Fund	95.35%
Anti-Benchmark® U.S Core Equity Fund	80.03%
International ESG Equity Fund	100.00%
Mid Cap Fund	74.10%
Mid Cap Value Fund	100.00%
Small Cap Fund	100.00%
Small Cap Value Fund	100.00%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year or period ended September 30, 2020 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.

Anti-Benchmark® U.S Core Equity Fund	74.77%
International ESG Equity Fund	40.63%
Mid Cap Fund	69.94%
Mid Cap Value Fund	100.00%
Small Cap Fund	100.00%
Small Cap Value Fund	100.00%

For the fiscal year ended September 30, 2020, the Funds designated long-term capital gains as follows:

Anti-Benchmark® U.S Core Equity Fund	$373,296
International ESG Equity Fund	$6,554,323
Mid Cap Fund	$40,623,294
Sands Capital Select Growth Fund	$314,167,036
Small Cap Fund	$7,115,903

Foreign Tax Income and Foreign Tax Credit

The Anti-Benchmark®International Core Equity Fund and the International ESG Equity Fund intend to pass through a foreign tax credit to the shareholders. For the fiscal year or period ended September 30, 2020, the total amount of foreign source income is $822,507 or $0.24 per share and 619,010 or $0.17 per share, respectively. The total amount of foreign taxes to be paid is $59,568 or $0.02 per share and $61,144 or $0.02, respectively. Shareholder’s allocable share of the foreign tax credit will be reported on Form 1099 Div.

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 through September 30, 2020).

Actual Expenses

The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended September 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30, 2020	April 1,2020	September 30, 2020	September 30, 2020*
Touchstone Active Bond Fund
Class A	Actual	0.90%	$1,000.00	$1,099.70	$4.72
Class A	Hypothetical	0.90%	$1,000.00	$1,020.50	$4.55
Class C	Actual	1.65%	$1,000.00	$1,095.00	$8.64
Class C	Hypothetical	1.65%	$1,000.00	$1,016.75	$8.32
Class Y	Actual	0.65%	$1,000.00	$1,101.20	$3.41
Class Y	Hypothetical	0.65%	$1,000.00	$1,021.75	$3.29
Institutional Class	Actual	0.57%	$1,000.00	$1,101.70	$2.99
Institutional Class	Hypothetical	0.57%	$1,000.00	$1,022.15	$2.88
Anti-Benchmark® International Core Equity Fund
Class Y	Actual	0.69%	$1,000.00	$1,221.60	$3.83
Class Y	Hypothetical	0.69%	$1,000.00	$1,021.55	$3.49
Institutional Class	Actual	0.59%	$1,000.00	$1,223.90	$3.28
Institutional Class	Hypothetical	0.59%	$1,000.00	$1,022.05	$2.98
Anti-Benchmark ® US Core Equity Fund
Class Y	Actual	0.54%	$1,000.00	$1,304.70	$3.11
Class Y	Hypothetical	0.54%	$1,000.00	$1,022.30	$2.73
Institutional Class	Actual	0.44%	$1,000.00	$1,305.70	$2.54
Institutional Class	Hypothetical	0.44%	$1,000.00	$1,022.80	$2.23
Touchstone Credit Opportunities II Fund
Class A	Actual	1.18%	$1,000.00	$1,162.00	$6.38	**
Class A	Hypothetical	1.18%	$1,000.00	$1,019.10	$5.96	**
Class C	Actual	1.93%	$1,000.00	$1,157.20	$10.41	**
Class C	Hypothetical	1.93%	$1,000.00	$1,015.35	$9.72	**
Class Y	Actual	0.93%	$1,000.00	$1,162.50	$5.03	**
Class Y	Hypothetical	0.93%	$1,000.00	$1,020.35	$4.70	**
Institutional Class	Actual	0.83%	$1,000.00	$1,163.30	$4.49	**
Institutional Class	Hypothetical	0.83%	$1,000.00	$1,020.85	$4.19	**
Touchstone High Yield Fund
Class A	Actual	1.05%	$1,000.00	$1,135.30	$5.61
Class A	Hypothetical	1.05%	$1,000.00	$1,019.75	$5.30

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30, 2020	April 1,2020	September 30, 2020	September 30, 2020*
Class C	Actual	1.80%	$1,000.00	$1,131.30	$9.59
Class C	Hypothetical	1.80%	$1,000.00	$1,016.00	$9.07
Class Y	Actual	0.80%	$1,000.00	$1,136.40	$4.27
Class Y	Hypothetical	0.80%	$1,000.00	$1,021.00	$4.04
Institutional Class	Actual	0.72%	$1,000.00	$1,138.40	$3.85
Institutional Class	Hypothetical	0.72%	$1,000.00	$1,021.40	$3.64
Touchstone Impact Bond Fund
Class A	Actual	0.85%	$1,000.00	$1,045.40	$4.35
Class A	Hypothetical	0.85%	$1,000.00	$1,020.75	$4.29
Class C	Actual	1.60%	$1,000.00	$1,041.50	$8.17
Class C	Hypothetical	1.60%	$1,000.00	$1,017.00	$8.07
Class Y	Actual	0.60%	$1,000.00	$1,046.60	$3.07
Class Y	Hypothetical	0.60%	$1,000.00	$1,022.00	$3.03
Institutional Class	Actual	0.50%	$1,000.00	$1,047.10	$2.56
Institutional Class	Hypothetical	0.50%	$1,000.00	$1,022.50	$2.53
Touchstone International ESG Equity Fund
Class A	Actual	1.17%	$1,000.00	$1,287.20	$6.69
Class A	Hypothetical	1.17%	$1,000.00	$1,019.15	$5.91
Class C	Actual	1.95%	$1,000.00	$1,284.70	$11.14
Class C	Hypothetical	1.95%	$1,000.00	$1,015.25	$9.82
Class Y	Actual	0.90%	$1,000.00	$1,289.90	$5.15
Class Y	Hypothetical	0.90%	$1,000.00	$1,020.50	$4.55
Institutional Class	Actual	0.89%	$1,000.00	$1,287.70	$0.81
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.55	$0.71
Touchstone Mid Cap Fund
Class A	Actual	1.21%	$1,000.00	$1,268.80	$6.86
Class A	Hypothetical	1.21%	$1,000.00	$1,018.95	$6.11
Class C	Actual	1.96%	$1,000.00	$1,264.10	$11.09
Class C	Hypothetical	1.96%	$1,000.00	$1,015.20	$9.87
Class Y	Actual	0.96%	$1,000.00	$1,270.10	$5.45
Class Y	Hypothetical	0.96%	$1,000.00	$1,020.20	$4.85
Class Z	Actual	1.21%	$1,000.00	$1,268.40	$6.86
Class Z	Hypothetical	1.21%	$1,000.00	$1,018.95	$6.11
Institutional Class	Actual	0.89%	$1,000.00	$1,270.50	$5.05
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.55	$4.50
Touchstone Mid Cap Value Fund
Class A	Actual	1.22%	$1,000.00	$1,216.50	$6.76
Class A	Hypothetical	1.22%	$1,000.00	$1,018.90	$6.16
Class C	Actual	1.97%	$1,000.00	$1,212.20	$10.90
Class C	Hypothetical	1.97%	$1,000.00	$1,015.15	$9.92
Class Y	Actual	0.97%	$1,000.00	$1,218.60	$5.38
Class Y	Hypothetical	0.97%	$1,000.00	$1,020.15	$4.90
Institutional Class	Actual	0.84%	$1,000.00	$1,218.90	$4.66
Institutional Class	Hypothetical	0.84%	$1,000.00	$1,020.80	$4.24
Touchstone Sands Capital Select Growth Fund
Class A	Actual	1.21%	$1,000.00	$1,587.10	$7.83	***
Class A	Hypothetical	1.21%	$1,000.00	$1,018.95	$6.11	***
Class C	Actual	1.98%	$1,000.00	$1,580.30	$12.77	***
Class C	Hypothetical	1.98%	$1,000.00	$1,015.10	$9.97	***
Class Y	Actual	0.96%	$1,000.00	$1,588.70	$6.21	***
Class Y	Hypothetical	0.96%	$1,000.00	$1,020.20	$4.85	***
Class Z	Actual	1.21%	$1,000.00	$1,586.90	$7.83	***
Class Z	Hypothetical	1.21%	$1,000.00	$1,018.95	$6.11	***
Institutional Class (A)	Actual	0.81%	$1,000.00	$953.60	$0.63	***
Institutional Class	Hypothetical	0.81%	$1,000.00	$1,020.95	$0.65	***
Class R6 (A)	Actual	0.75%	$1,000.00	$953.60	$0.58	***
Class R6	Hypothetical	0.75%	$1,000.00	$1,021.25	$0.60	***
Touchstone Small Cap Fund
Class A	Actual	1.26%	$1,000.00	$1,213.50	$6.97	****
Class A	Hypothetical	1.26%	$1,000.00	$1,018.70	$6.36	****

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30, 2020	April 1,2020	September 30, 2020	September 30, 2020*
Class C	Actual	2.01%	$1,000.00	$1,210.30	$11.11	****
Class C	Hypothetical	2.01%	$1,000.00	$1,014.95	$10.13	****
Class Y	Actual	1.01%	$1,000.00	$1,214.80	$5.59	****
Class Y	Hypothetical	1.01%	$1,000.00	$1,019.95	$5.10	****
Institutional Class	Actual	0.93%	$1,000.00	$1,215.50	$5.15	****
Institutional Class	Hypothetical	0.93%	$1,000.00	$1,020.35	$4.70	****
Touchstone Small Cap Value Fund
Class A	Actual	1.38%	$1,000.00	$1,199.40	$7.59
Class A	Hypothetical	1.38%	$1,000.00	$1,018.10	$6.96
Class C	Actual	2.13%	$1,000.00	$1,195.20	$11.69
Class C	Hypothetical	2.13%	$1,000.00	$1,014.35	$10.73
Class Y	Actual	1.13%	$1,000.00	$1,200.90	$6.22
Class Y	Hypothetical	1.13%	$1,000.00	$1,019.35	$5.70
Institutional Class	Actual	0.98%	$1,000.00	$1,203.30	$5.40
Institutional Class	Hypothetical	0.98%	$1,000.00	$1,020.10	$4.95
Touchstone Ultra Short Duration Fixed Income Fund
Class A	Actual	0.69%	$1,000.00	$1,034.00	$3.51
Class A	Hypothetical	0.69%	$1,000.00	$1,021.55	$3.49
Class C	Actual	1.19%	$1,000.00	$1,032.50	$6.05
Class C	Hypothetical	1.19%	$1,000.00	$1,019.05	$6.01
Class S	Actual	0.94%	$1,000.00	$1,032.70	$4.78
Class S	Hypothetical	0.94%	$1,000.00	$1,020.30	$4.75
Class Y	Actual	0.44%	$1,000.00	$1,035.30	$2.24
Class Y	Hypothetical	0.44%	$1,000.00	$1,022.80	$2.23
Class Z	Actual	0.69%	$1,000.00	$1,034.00	$3.51
Class Z	Hypothetical	0.69%	$1,000.00	$1,021.55	$3.49
Institutional Class	Actual	0.39%	$1,000.00	$1,035.60	$1.98
Institutional Class	Hypothetical	0.39%	$1,000.00	$1,023.05	$1.97

(A)	Represents the period from commencement of operations (September 1, 2020) through September 30, 2020. Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/366.
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).
**	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.84, $9.87, $4.49 and $3.95, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.45, $9.22, $4.19 and $3.69, respectively.
***	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y, Class Z, Institutional Class and Class R6 would be $7.70, $12.64, $6.08, $7.70, $5.05 and $4.66, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y, Class Z Institutional Class and Class R6 would be $6.01, $9.87, $4.75, $6.01, $3.94 and $3.64, respectively.
****	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.86, $11.00, $5.48 and $5.04, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.26, $10.02, $5.00 and $4.60, respectively.

Liquidity Risk Management

The Funds have adopted and implemented a written liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in a Fund.

Assessment and management of a Fund’s liquidity risk under the LRM Program takes into consideration certain factors, such as a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the LRM Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

Other Items (Unaudited) (Continued)

The Board of Trustees of the Trust approved the appointment of a LRM Program administrator responsible for administering the LRM Program and for carrying out the specific responsibilities set forth in the LRM Program, including reporting to the Board on at least an annual basis regarding the LRM Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period from May 17, 2019 through May 14, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the Funds’ liquidity risk.

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and Principal Officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustee[1]:
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President, Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	39	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	39	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request since 2020.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	39	None.
Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired from investment management.	39	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	39	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.

Management of the Trust (Unaudited) (Continued)

Interested Trustees (Continued):
Number
of Funds
Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	39	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.

[1]	Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act.
[2]	As of September 30, 2020, the Touchstone Fund Complex consisted of 13 series of the Trust, 1 series of Touchstone Institutional Funds Trust, 18 series of the Touchstone Strategic Trust, and 7 variable annuity series of Touchstone Variable Series Trust.
[3]	Each Trustee is also a Trustee of Touchstone Institutional Funds Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

Principal Officers:
Name	Position(s)
Address	Held with	Term of Office and	Principal Occupation(s)
Year of Birth	Trust[1]	Length of Time Served	During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Counsel - Securities/Mutual Funds of Western & Southern Financial Group (since 2015); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).

1Each officer also holds the same office with Touchstone Institutional Funds Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

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PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

*	Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-56-TFGT-AR-2010

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Funds Group Trust totaled $259,000 and $252,000 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-SAR.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $16,000 and $22,000 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively. The fees for 2020 and 2019 relate to review of N-1A and N-14 filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $82,705 and $108,990 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations, tax agent services and out of scope tax services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $11,660 and $17,134 for the fiscal years ended September 30, 2020 and September 2019, respectively. The fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Funds Group Trust and certain entities*, totaled approximately $913,405 and $731,244 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively.

*	These include the advisors (excluding non-affiliated sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Funds Group Trust

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	December 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	December 1, 2020

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	December 1, 2020

* Print the name and title of each signing officer under his or her signature.